2023 Annual Report

RiverSource Variable Account 10

This wrapper contains financial statements provided for owners of:

•	RiverSource® Retirement Advisor Advantage Variable Annuity – Band 3

•	RiverSource® Retirement Advisor Variable Annuity – Band 3

This Annual Report contains financial information for all the subaccounts of RiverSource Variable Account 10. Not all subaccounts of RiverSource Variable Account 10 apply to your specific contract.

ANN9123_12_C01_(05/24)	Issued by: RiverSource Life Insurance Company

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ACCOUNT 10

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Account 10, as indicated in Note 1, as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Account 10 as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Account 10 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Account 10 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2024

We have served as the auditor of one or more of the divisions of RiverSource Variable Account 10 since 2010.

1	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Assets
Investments, at fair value(1),(2)	$9,303,318	$66,348,042	$148,094,621	$71,873,556	$9,732,846
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	78,962	25,527	539	690
Receivable for share redemptions	7,934	49,046	135,409	111,488	8,136
Total assets	9,311,252	66,476,050	148,255,557	71,985,583	9,741,672

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,933	46,488	126,464	50,489	7,316
Contract terminations	1	2,558	8,945	60,999	820
Payable for investments purchased	—	78,962	25,527	539	690
Total liabilities	7,934	128,008	160,936	112,027	8,826
Net assets applicable to contracts in accumulation period	9,302,390	66,207,798	148,067,329	71,640,113	9,675,343
Net assets applicable to contracts in payment period	—	140,244	24,910	232,645	56,877
Net assets applicable to seed money	928	—	2,382	798	626
Total net assets	$9,303,318	$66,348,042	$148,094,621	$71,873,556	$9,732,846
(1) Investment shares	1,045,317	4,510,404	2,211,688	2,497,344	313,457
(2) Investments, at cost	$11,611,026	$68,044,027	$131,856,185	$64,548,283	$9,516,944

December 31, 2023 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$20,061,739	$21,423,468	$41,207,583	$70,724,257	$43,193,069
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,851	3,943	9	5,953	44,130
Receivable for share redemptions	19,909	16,751	46,041	95,003	41,770
Total assets	20,083,499	21,444,162	41,253,633	70,825,213	43,278,969

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	13,539	15,505	30,918	56,400	35,716
Contract terminations	6,370	1,246	15,123	38,603	6,054
Payable for investments purchased	1,851	3,943	9	5,953	44,130
Total liabilities	21,760	20,694	46,050	100,956	85,900
Net assets applicable to contracts in accumulation period	19,526,088	21,240,106	41,088,824	70,603,122	43,124,247
Net assets applicable to contracts in payment period	535,507	183,362	117,603	120,364	67,845
Net assets applicable to seed money	144	—	1,156	771	977
Total net assets	$20,061,739	$21,423,468	$41,207,583	$70,724,257	$43,193,069
(1) Investment shares	1,073,969	10,930,341	1,585,517	8,997,997	3,991,966
(2) Investments, at cost	$17,886,667	$29,801,159	$36,699,284	$88,661,485	$37,954,129

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	2

Statement of Assets and Liabilities

December 31, 2023 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$6,221,353	$16,815,760	$38,655,066	$49,845,444	$27,678,358
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	11,421	5,050	—	493
Receivable for share redemptions	4,464	17,047	34,767	74,890	23,374
Total assets	6,225,817	16,844,228	38,694,883	49,920,334	27,702,225

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,170	11,917	29,006	36,355	18,335
Contract terminations	294	5,130	5,761	38,535	5,039
Payable for investments purchased	—	11,421	5,050	—	493
Total liabilities	4,464	28,468	39,817	74,890	23,867
Net assets applicable to contracts in accumulation period	6,165,308	16,678,780	38,556,086	49,577,794	27,315,544
Net assets applicable to contracts in payment period	56,045	136,445	98,679	267,650	362,814
Net assets applicable to seed money	—	535	301	—	—
Total net assets	$6,221,353	$16,815,760	$38,655,066	$49,845,444	$27,678,358
(1) Investment shares	588,030	1,592,402	1,985,366	2,021,308	2,270,579
(2) Investments, at cost	$5,862,513	$15,353,849	$37,878,492	$38,213,867	$20,076,560

December 31, 2023 (continued)	AC VP Val, Cl II	BlackRock Adv SMID Cap VI, Cl III	BlackRock Global Alloc, Cl III	BNY Mellon Sus US Eq, Serv	Calvert VP EAFE Intl Index, Cl F
Assets
Investments, at fair value(1),(2)	$177,917,001	$1,730,055	$74,396,000	$2,990,068	$3,179,759
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,370	156	484	—	—
Receivable for share redemptions	154,478	1,379	119,404	2,169	2,338
Total assets	178,075,849	1,731,590	74,515,888	2,992,237	3,182,097

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	138,064	1,379	62,056	2,169	2,161
Contract terminations	16,414	—	57,348	—	177
Payable for investments purchased	4,370	156	484	—	—
Total liabilities	158,848	1,535	119,888	2,169	2,338
Net assets applicable to contracts in accumulation period	177,484,714	1,729,246	74,109,066	2,988,366	3,177,433
Net assets applicable to contracts in payment period	431,641	—	286,376	—	—
Net assets applicable to seed money	646	809	558	1,702	2,326
Total net assets	$177,917,001	$1,730,055	$74,396,000	$2,990,068	$3,179,759
(1) Investment shares	14,571,417	174,753	5,709,593	67,848	33,613
(2) Investments, at cost	$140,547,221	$1,550,975	$83,096,454	$2,730,011	$2,903,170

See accompanying notes to financial statements.

3	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Calvert VP Nasdaq 100 Index, Cl F	Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP SRI Bal, Cl F	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I
Assets
Investments, at fair value(1),(2)	$9,295,341	$4,725,698	$1,433,205	$21,222,271	$15,058,157
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,292	25,057	—	940	360
Receivable for share redemptions	10,223	3,598	1,160	14,416	13,770
Total assets	9,308,856	4,754,353	1,434,365	21,237,627	15,072,287

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,450	3,598	1,160	14,416	11,375
Contract terminations	2,773	—	—	—	2,395
Payable for investments purchased	3,292	25,057	—	940	360
Total liabilities	13,515	28,655	1,160	15,356	14,130
Net assets applicable to contracts in accumulation period	9,291,491	4,723,518	1,432,405	21,159,566	15,021,746
Net assets applicable to contracts in payment period	—	—	—	62,616	36,411
Net assets applicable to seed money	3,850	2,180	800	89	—
Total net assets	$9,295,341	$4,725,698	$1,433,205	$21,222,271	$15,058,157
(1) Investment shares	66,557	59,925	609,875	8,954,545	550,572
(2) Investments, at cost	$7,765,867	$4,356,106	$1,343,206	$18,498,831	$14,898,777

December 31, 2023 (continued)	Col VP Bal, Cl 2	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Assets
Investments, at fair value(1),(2)	$95,274,299	$568,979,468	$16,349,991	$149,160,986	$52,063,907
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,907	7,144	945	41,631	5,221
Receivable for share redemptions	96,863	639,388	29,209	142,898	102,899
Total assets	95,375,069	569,626,000	16,380,145	149,345,515	52,172,027

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	77,149	468,015	13,758	121,908	44,821
Contract terminations	19,714	171,373	15,451	20,990	58,078
Payable for investments purchased	3,907	7,144	945	41,631	5,221
Total liabilities	100,770	646,532	30,154	184,529	108,120
Net assets applicable to contracts in accumulation period	95,274,220	563,611,788	16,349,241	148,785,809	52,063,474
Net assets applicable to contracts in payment period	—	5,367,611	—	374,994	—
Net assets applicable to seed money	79	69	750	183	433
Total net assets	$95,274,299	$568,979,468	$16,349,991	$149,160,986	$52,063,907
(1) Investment shares	2,286,400	13,482,926	4,455,039	3,508,019	601,061
(2) Investments, at cost	$86,888,579	$327,637,951	$23,367,389	$82,507,992	$33,884,467

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	4

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2
Assets
Investments, at fair value(1),(2)	$339,235,922	$98,976,248	$365,623,888	$9,458,091	$47,968,832
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	198	54,351	52,134	80	31,682
Receivable for share redemptions	336,713	147,281	288,913	10,188	44,242
Total assets	339,572,833	99,177,880	365,964,935	9,468,359	48,044,756

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	270,091	86,011	271,294	7,594	40,848
Contract terminations	66,622	61,270	17,619	2,594	3,394
Payable for investments purchased	198	54,351	52,134	80	31,682
Total liabilities	336,911	201,632	341,047	10,268	75,924
Net assets applicable to contracts in accumulation period	335,405,892	98,959,992	362,980,122	9,457,267	47,968,546
Net assets applicable to contracts in payment period	3,830,030	16,099	2,643,766	—	—
Net assets applicable to seed money	—	157	—	824	286
Total net assets	$339,235,922	$98,976,248	$365,623,888	$9,458,091	$47,968,832
(1) Investment shares	3,853,202	2,611,511	9,481,947	1,204,852	4,986,365
(2) Investments, at cost	$95,988,348	$71,598,483	$126,967,512	$10,983,110	$72,255,085

December 31, 2023 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3
Assets
Investments, at fair value(1),(2)	$68,435,453	$8,915,120	$44,431,393	$148,890,291	$126,320,944
Dividends receivable	—	—	—	19,571	17,013
Accounts receivable from RiverSource Life for contract purchase payments	19,190	778	2,784	40,990	13,895
Receivable for share redemptions	56,404	21,462	49,754	411,038	130,807
Total assets	68,511,047	8,937,360	44,483,931	149,361,890	126,482,659

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	53,451	7,708	33,043	127,984	95,164
Contract terminations	2,953	13,754	16,711	283,055	35,643
Payable for investments purchased	19,190	778	2,784	40,990	13,895
Total liabilities	75,594	22,240	52,538	452,029	144,702
Net assets applicable to contracts in accumulation period	68,214,453	8,907,382	44,144,229	148,902,659	125,900,774
Net assets applicable to contracts in payment period	221,000	7,065	287,164	972	437,183
Net assets applicable to seed money	—	673	—	6,230	—
Total net assets	$68,435,453	$8,915,120	$44,431,393	$148,909,861	$126,337,957
(1) Investment shares	7,019,021	1,165,375	5,740,490	148,890,291	126,320,944
(2) Investments, at cost	$91,003,711	$10,122,088	$56,729,476	$148,890,290	$126,319,427

See accompanying notes to financial statements.

5	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$48,186,955	$115,279,948	$26,797,408	$71,590,409	$72,989,491
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	33,475	4,638	34,125	16,675	98,877
Receivable for share redemptions	59,786	97,375	22,940	68,475	68,969
Total assets	48,280,216	115,381,961	26,854,473	71,675,559	73,157,337

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	40,345	86,743	22,940	52,510	61,115
Contract terminations	19,441	10,632	—	15,965	7,854
Payable for investments purchased	33,475	4,638	34,125	16,675	98,877
Total liabilities	93,261	102,013	57,065	85,150	167,846
Net assets applicable to contracts in accumulation period	48,186,363	114,268,332	26,796,670	71,182,534	72,932,796
Net assets applicable to contracts in payment period	—	1,011,616	—	407,875	56,397
Net assets applicable to seed money	592	—	738	—	298
Total net assets	$48,186,955	$115,279,948	$26,797,408	$71,590,409	$72,989,491
(1) Investment shares	7,991,203	18,929,384	4,253,557	11,186,001	8,536,783
(2) Investments, at cost	$51,978,709	$124,247,925	$30,824,984	$88,922,832	$83,301,695

December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$216,758,064	$115,305,697	$131,653,462	$101,414,952	$528,873,895
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	22,119	349	—	28,277	209,080
Receivable for share redemptions	200,258	109,618	284,096	83,599	575,189
Total assets	216,980,441	115,415,664	131,937,558	101,526,828	529,658,164

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	161,057	99,025	90,546	83,599	427,681
Contract terminations	39,201	10,593	193,550	—	147,508
Payable for investments purchased	22,119	349	—	28,277	209,080
Total liabilities	222,377	109,967	284,096	111,876	784,269
Net assets applicable to contracts in accumulation period	215,322,052	115,305,455	130,926,064	101,414,869	527,211,976
Net assets applicable to contracts in payment period	1,436,012	—	727,398	—	1,661,780
Net assets applicable to seed money	—	242	—	83	139
Total net assets	$216,758,064	$115,305,697	$131,653,462	$101,414,952	$528,873,895
(1) Investment shares	25,204,426	3,201,158	3,589,244	2,591,082	13,298,313
(2) Investments, at cost	$259,918,640	$71,981,094	$39,771,511	$90,024,924	$249,563,735

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	6

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$74,957,685	$15,001,757	$36,444,624	$51,119,688	$2,785,156
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	64,289	26,452	149,280	19,743	—
Receivable for share redemptions	427,357	116,989	36,304	42,150	8,491
Total assets	75,449,331	15,145,198	36,630,208	51,181,581	2,793,647

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	61,296	11,773	30,562	41,670	2,439
Contract terminations	366,061	105,216	5,742	480	6,052
Payable for investments purchased	64,289	26,452	149,280	19,743	—
Total liabilities	491,646	143,441	185,584	61,893	8,491
Net assets applicable to contracts in accumulation period	74,942,034	14,944,481	36,315,831	50,597,688	2,784,879
Net assets applicable to contracts in payment period	15,132	56,610	128,210	522,000	—
Net assets applicable to seed money	519	666	583	—	277
Total net assets	$74,957,685	$15,001,757	$36,444,624	$51,119,688	$2,785,156
(1) Investment shares	7,948,853	1,903,776	2,756,779	3,843,586	149,098
(2) Investments, at cost	$75,407,886	$18,135,590	$36,345,261	$46,965,202	$2,447,736

December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$66,072,357	$43,541,784	$35,128,973	$67,844,121	$40,997,953
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	88,539	1,237	26,213	3,321	68,635
Receivable for share redemptions	56,327	36,452	34,298	57,369	37,430
Total assets	66,217,223	43,579,473	35,189,484	67,904,811	41,104,018

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	56,327	31,661	29,738	54,127	35,374
Contract terminations	—	4,791	4,560	3,242	2,056
Payable for investments purchased	88,539	1,237	26,213	3,321	68,635
Total liabilities	144,866	37,689	60,511	60,690	106,065
Net assets applicable to contracts in accumulation period	66,072,135	43,509,670	35,124,584	67,135,438	40,988,614
Net assets applicable to contracts in payment period	—	32,114	3,971	708,683	9,031
Net assets applicable to seed money	222	—	418	—	308
Total net assets	$66,072,357	$43,541,784	$35,128,973	$67,844,121	$40,997,953
(1) Investment shares	1,764,753	1,144,933	800,022	1,520,146	1,148,402
(2) Investments, at cost	$52,244,896	$28,999,436	$27,209,197	$24,792,018	$28,235,773

See accompanying notes to financial statements.

7	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 2	Col VP Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$40,179,259	$25,204,928	$29,240,268	$7,656,796	$1,595,099
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,124	7,452	5,173	5,245	94,500
Receivable for share redemptions	43,738	29,939	20,990	5,822	19,153
Total assets	40,226,121	25,242,319	29,266,431	7,667,863	1,708,752

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	29,189	21,846	20,258	5,822	1,249
Contract terminations	14,549	8,093	732	—	17,904
Payable for investments purchased	3,124	7,452	5,173	5,245	94,500
Total liabilities	46,862	37,391	26,163	11,067	113,653
Net assets applicable to contracts in accumulation period	40,073,861	25,201,606	29,194,965	7,655,788	1,594,339
Net assets applicable to contracts in payment period	105,398	3,156	45,303	—	—
Net assets applicable to seed money	—	166	—	1,008	760
Total net assets	$40,179,259	$25,204,928	$29,240,268	$7,656,796	$1,595,099
(1) Investment shares	1,108,088	755,091	861,021	316,658	124,520
(2) Investments, at cost	$17,059,088	$19,960,332	$14,266,972	$6,845,510	$1,458,258

December 31, 2023 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$77,773,676	$14,760,729	$37,448,829	$11,445,304	$20,879,542
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	58,955	50,454	2,947	12,348	927
Receivable for share redemptions	67,874	11,870	27,781	8,467	17,006
Total assets	77,900,505	14,823,053	37,479,557	11,466,119	20,897,475

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	67,028	11,870	27,210	8,467	17,001
Contract terminations	846	—	571	—	5
Payable for investments purchased	58,955	50,454	2,947	12,348	927
Total liabilities	126,829	62,324	30,728	20,815	17,933
Net assets applicable to contracts in accumulation period	77,773,245	14,741,189	37,183,416	11,444,939	20,879,001
Net assets applicable to contracts in payment period	—	19,093	265,413	365	—
Net assets applicable to seed money	431	447	—	—	541
Total net assets	$77,773,676	$14,760,729	$37,448,829	$11,445,304	$20,879,542
(1) Investment shares	21,307,856	1,656,647	4,193,598	647,725	2,284,414
(2) Investments, at cost	$88,793,314	$16,224,899	$42,927,622	$19,130,982	$23,533,090

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	8

Statement of Assets and Liabilities

December 31, 2023 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2
Assets
Investments, at fair value(1),(2)	$21,069,917	$45,398,735	$22,630,736	$75,303,146	$24,647,273
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,521	3,539	132	11,536	438
Receivable for share redemptions	75,938	47,847	24,005	72,051	50,717
Total assets	21,148,376	45,450,121	22,654,873	75,386,733	24,698,428

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	18,343	32,876	19,167	64,547	21,349
Contract terminations	57,595	14,971	4,838	7,504	29,368
Payable for investments purchased	2,521	3,539	132	11,536	438
Total liabilities	78,459	51,386	24,137	83,587	51,155
Net assets applicable to contracts in accumulation period	21,069,499	45,346,499	22,630,095	75,302,940	24,646,748
Net assets applicable to contracts in payment period	—	52,236	—	—	—
Net assets applicable to seed money	418	—	641	206	525
Total net assets	$21,069,917	$45,398,735	$22,630,736	$75,303,146	$24,647,273
(1) Investment shares	4,810,483	10,156,317	3,603,620	2,026,457	550,777
(2) Investments, at cost	$26,273,506	$63,528,864	$29,270,185	$51,831,826	$23,548,604

December 31, 2023 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Assets
Investments, at fair value(1),(2)	$111,832,827	$53,450,643	$42,260,439	$19,441,798	$66,317,706
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,317	15,724	1,098	1,096	29,383
Receivable for share redemptions	151,793	149,902	36,671	16,506	56,056
Total assets	111,988,937	53,616,269	42,298,208	19,459,400	66,403,145

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	81,727	45,643	36,671	16,506	56,056
Contract terminations	70,066	104,259	—	—	—
Payable for investments purchased	4,317	15,724	1,098	1,096	29,383
Total liabilities	156,110	165,626	37,769	17,602	85,439
Net assets applicable to contracts in accumulation period	111,547,946	53,450,058	42,200,801	19,440,878	66,317,491
Net assets applicable to contracts in payment period	284,881	—	59,446	—	—
Net assets applicable to seed money	—	585	192	920	215
Total net assets	$111,832,827	$53,450,643	$42,260,439	$19,441,798	$66,317,706
(1) Investment shares	1,895,150	936,745	1,246,253	2,074,898	1,484,614
(2) Investments, at cost	$44,056,509	$32,760,214	$31,544,369	$21,226,701	$44,640,985

See accompanying notes to financial statements.

9	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	Del VIP for Inc, Serv Cl	Del VIP Intl, Serv Cl
Assets
Investments, at fair value(1),(2)	$43,663,617	$29,091,718	$12,556,758	$973,830	$879,405
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,815	99,896	219	—	57
Receivable for share redemptions	47,554	26,776	10,369	708	698
Total assets	43,712,986	29,218,390	12,567,346	974,538	880,160

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	31,768	24,659	10,369	708	698
Contract terminations	15,786	2,117	—	—	—
Payable for investments purchased	1,815	99,896	219	—	57
Total liabilities	49,369	126,672	10,588	708	755
Net assets applicable to contracts in accumulation period	43,552,631	29,091,245	12,399,071	972,949	878,649
Net assets applicable to contracts in payment period	110,986	—	156,770	—	—
Net assets applicable to seed money	—	473	917	881	756
Total net assets	$43,663,617	$29,091,718	$12,556,758	$973,830	$879,405
(1) Investment shares	960,696	674,044	1,433,420	173,279	52,722
(2) Investments, at cost	$24,642,546	$18,367,255	$14,130,556	$921,891	$826,823

December 31, 2023 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Serv Cl 2	Fid VIP Energy, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$16,054,702	$80,842,234	$507,551,284	$1,892,985	$2,295,218
Dividends receivable	—	568,644	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,548	5,098	60,535	—	902
Receivable for share redemptions	15,492	289,167	589,749	1,550	4,402
Total assets	16,071,742	81,705,143	508,201,568	1,894,535	2,300,522

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,929	60,790	404,534	1,550	1,853
Contract terminations	2,563	228,378	185,215	—	2,549
Payable for investments purchased	1,548	573,741	60,535	—	902
Total liabilities	17,040	862,909	650,284	1,550	5,304
Net assets applicable to contracts in accumulation period	16,038,972	80,485,478	506,828,035	1,892,300	2,294,474
Net assets applicable to contracts in payment period	15,070	345,607	722,410	—	—
Net assets applicable to seed money	660	11,149	839	685	744
Total net assets	$16,054,702	$80,842,234	$507,551,284	$1,892,985	$2,295,218
(1) Investment shares	1,262,162	9,345,923	10,838,165	178,921	93,339
(2) Investments, at cost	$17,051,353	$84,621,157	$373,862,227	$1,813,199	$2,289,061

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Serv Cl 2	Fid VIP Intl Cap Appr, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$40,195,370	$96,518,762	$8,689,130	$3,797,974	$7,861,681
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	228	13,336	113	—	312,550
Receivable for share redemptions	51,062	67,760	30,021	3,158	5,855
Total assets	40,246,660	96,599,858	8,719,264	3,801,132	8,180,086

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	26,550	66,730	7,326	3,158	5,855
Contract terminations	24,512	1,030	22,695	—	—
Payable for investments purchased	228	13,336	113	—	312,550
Total liabilities	51,290	81,096	30,134	3,158	318,405
Net assets applicable to contracts in accumulation period	39,986,599	95,485,645	8,687,982	3,797,441	7,861,309
Net assets applicable to contracts in payment period	208,771	1,032,443	—	—	—
Net assets applicable to seed money	—	674	1,148	533	372
Total net assets	$40,195,370	$96,518,762	$8,689,130	$3,797,974	$7,861,681
(1) Investment shares	1,506,009	3,695,205	149,838	181,374	726,588
(2) Investments, at cost	$27,030,238	$64,670,051	$7,083,111	$3,317,992	$7,747,940

December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$62,092,008	$337,242,419	$9,498,088	$40,197,551	$162,986,893
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	635	90	23,226	63,314
Receivable for share redemptions	66,328	331,842	8,160	33,787	205,219
Total assets	62,158,336	337,574,896	9,506,338	40,254,564	163,255,426

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	41,328	252,850	6,254	28,691	130,696
Contract terminations	25,000	78,992	1,906	5,096	74,523
Payable for investments purchased	—	635	90	23,226	63,314
Total liabilities	66,328	332,477	8,250	57,013	268,533
Net assets applicable to contracts in accumulation period	61,240,507	336,043,951	9,410,522	40,011,029	162,604,334
Net assets applicable to contracts in payment period	851,501	1,197,888	87,566	186,522	382,376
Net assets applicable to seed money	—	580	—	—	183
Total net assets	$62,092,008	$337,242,419	$9,498,088	$40,197,551	$162,986,893
(1) Investment shares	1,729,101	9,721,603	369,863	1,575,757	15,747,526
(2) Investments, at cost	$52,549,177	$309,296,275	$7,442,499	$31,394,298	$175,783,450

See accompanying notes to financial statements.

11	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Inc, Cl 4	Frank Mutual Gbl Dis, Cl 4	Frank Mutual Shares, Cl 2
Assets
Investments, at fair value(1),(2)	$46,208,752	$60,747,282	$6,033,903	$496,473	$62,314,708
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	481	5,559	6,101	91	629
Receivable for share redemptions	52,898	62,007	4,541	386	59,836
Total assets	46,262,131	60,814,848	6,044,545	496,950	62,375,173

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	32,509	51,201	4,541	386	47,380
Contract terminations	20,389	10,806	—	—	12,456
Payable for investments purchased	481	5,559	6,101	91	629
Total liabilities	53,379	67,566	10,642	477	60,465
Net assets applicable to contracts in accumulation period	46,067,113	60,661,835	6,033,522	495,534	62,259,807
Net assets applicable to contracts in payment period	141,639	84,886	—	—	53,928
Net assets applicable to seed money	—	561	381	939	973
Total net assets	$46,208,752	$60,747,282	$6,033,903	$496,473	$62,314,708
(1) Investment shares	3,681,972	4,277,978	411,309	26,158	4,064,886
(2) Investments, at cost	$60,311,799	$64,859,549	$6,100,937	$468,286	$68,414,198

December 31, 2023 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Cap Val, Cl 4	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Multi-Strategy Alt, Serv
Assets
Investments, at fair value(1),(2)	$114,080,355	$3,128,554	$106,603,285	$9,647,383	$1,078,097
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,360	—	4,012	—	60
Receivable for share redemptions	133,729	7,786	110,563	8,095	828
Total assets	114,217,444	3,136,340	106,717,860	9,655,478	1,078,985

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	87,092	2,541	72,181	8,095	828
Contract terminations	46,637	5,245	38,382	—	—
Payable for investments purchased	3,360	—	4,012	—	60
Total liabilities	137,089	7,786	114,575	8,095	888
Net assets applicable to contracts in accumulation period	113,840,697	3,128,079	105,773,506	9,643,482	1,077,412
Net assets applicable to contracts in payment period	239,145	—	829,779	3,296	—
Net assets applicable to seed money	513	475	—	605	685
Total net assets	$114,080,355	$3,128,554	$106,603,285	$9,647,383	$1,078,097
(1) Investment shares	8,596,862	225,400	6,658,544	1,091,333	121,271
(2) Investments, at cost	$125,289,470	$3,001,656	$102,983,733	$10,014,145	$1,100,583

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	12

Statement of Assets and Liabilities

December 31, 2023 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT Sm Cap Eq Insights, Serv	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Assets
Investments, at fair value(1),(2)	$4,602,374	$1,007,890	$93,869,613	$13,220,081	$41,826,767
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	4	—	77
Receivable for share redemptions	5,804	823	112,624	11,459	54,614
Total assets	4,608,178	1,008,713	93,982,241	13,231,540	41,881,458

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,029	823	64,908	8,671	28,929
Contract terminations	2,775	—	47,716	2,788	25,685
Payable for investments purchased	—	—	4	—	77
Total liabilities	5,804	823	112,628	11,459	54,691
Net assets applicable to contracts in accumulation period	4,583,093	1,007,172	93,023,635	13,195,380	41,825,413
Net assets applicable to contracts in payment period	19,281	—	845,978	24,701	1,354
Net assets applicable to seed money	—	718	—	—	—
Total net assets	$4,602,374	$1,007,890	$93,869,613	$13,220,081	$41,826,767
(1) Investment shares	374,786	83,159	4,806,432	224,221	786,070
(2) Investments, at cost	$4,607,408	$905,417	$77,779,174	$11,594,142	$39,424,514

December 31, 2023 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Core Plus Bond, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Assets
Investments, at fair value(1),(2)	$29,097,573	$95,815,925	$67,843,906	$3,735,421	$15,944,650
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	9,304	19,860	—	2,803	3,286
Receivable for share redemptions	30,661	181,810	72,196	3,062	56,151
Total assets	29,137,538	96,017,595	67,916,102	3,741,286	16,004,087

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	24,085	68,341	67,559	3,062	10,749
Contract terminations	6,576	113,469	4,637	—	45,402
Payable for investments purchased	9,304	19,860	—	2,803	3,286
Total liabilities	39,965	201,670	72,196	5,865	59,437
Net assets applicable to contracts in accumulation period	28,901,861	95,602,334	67,072,751	3,734,755	15,867,368
Net assets applicable to contracts in payment period	195,053	213,269	771,155	—	77,282
Net assets applicable to seed money	659	322	—	666	—
Total net assets	$29,097,573	$95,815,925	$67,843,906	$3,735,421	$15,944,650
(1) Investment shares	3,431,318	4,893,561	2,316,282	658,804	253,855
(2) Investments, at cost	$34,971,792	$77,142,277	$61,745,332	$3,649,522	$18,850,874

See accompanying notes to financial statements.

13	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser II
Assets
Investments, at fair value(1),(2)	$10,147,822	$17,682,948	$9,457,235	$38,320,571	$123,101,871
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,301	1,494	142	319	2,135
Receivable for share redemptions	7,753	18,675	9,757	33,953	163,222
Total assets	10,162,876	17,703,117	9,467,134	38,354,843	123,267,228

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,469	12,394	7,687	27,356	96,664
Contract terminations	284	6,281	2,070	6,597	66,558
Payable for investments purchased	7,301	1,494	142	319	2,135
Total liabilities	15,054	20,169	9,899	34,272	165,357
Net assets applicable to contracts in accumulation period	10,147,822	17,546,677	9,403,568	38,213,787	122,897,266
Net assets applicable to contracts in payment period	—	136,271	53,667	106,784	203,286
Net assets applicable to seed money	—	—	—	—	1,319
Total net assets	$10,147,822	$17,682,948	$9,457,235	$38,320,571	$123,101,871
(1) Investment shares	187,888	729,495	394,216	1,144,923	3,467,658
(2) Investments, at cost	$12,683,380	$16,810,415	$9,172,485	$35,287,732	$126,122,745

December 31, 2023 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I
Assets
Investments, at fair value(1),(2)	$123,482,676	$32,073,429	$2,298,767	$98,221,068	$24,846,217
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	143,591	4,423	33	18,407	191
Receivable for share redemptions	153,251	40,946	1,803	104,450	23,096
Total assets	123,779,518	32,118,798	2,300,603	98,343,925	24,869,504

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	91,488	23,317	1,801	77,421	16,948
Contract terminations	61,763	17,629	2	27,029	6,148
Payable for investments purchased	143,591	4,423	33	18,407	191
Total liabilities	296,842	45,369	1,836	122,857	23,287
Net assets applicable to contracts in accumulation period	122,693,449	31,863,476	2,285,000	98,040,444	24,795,801
Net assets applicable to contracts in payment period	788,716	209,953	13,767	180,046	50,416
Net assets applicable to seed money	511	—	—	578	—
Total net assets	$123,482,676	$32,073,429	$2,298,767	$98,221,068	$24,846,217
(1) Investment shares	27,937,257	1,348,756	129,362	3,734,641	1,343,039
(2) Investments, at cost	$143,335,596	$34,763,872	$2,839,066	$86,633,938	$24,928,737

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	14

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Forty, Serv
Assets
Investments, at fair value(1),(2)	$3,407,874	$132,210,386	$14,534,374	$57,033,217	$2,426,944
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	10,369	3,046	23,042	—
Receivable for share redemptions	28,946	111,000	9,469	82,405	2,041
Total assets	3,436,820	132,331,755	14,546,889	57,138,664	2,428,985

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,950	110,133	9,469	45,376	2,041
Contract terminations	25,996	867	—	37,029	—
Payable for investments purchased	—	10,369	3,046	23,042	—
Total liabilities	28,946	121,369	12,515	105,447	2,041
Net assets applicable to contracts in accumulation period	3,406,761	131,735,969	14,480,283	57,032,746	2,424,928
Net assets applicable to contracts in payment period	—	473,335	54,091	—	—
Net assets applicable to seed money	1,113	1,082	—	471	2,016
Total net assets	$3,407,874	$132,210,386	$14,534,374	$57,033,217	$2,426,944
(1) Investment shares	214,872	2,751,517	212,584	5,110,503	57,118
(2) Investments, at cost	$2,989,161	$117,745,082	$12,010,603	$64,295,519	$2,029,927

December 31, 2023 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Emer Mkts Eq, Serv	Lazard Ret Global Dyn MA, Serv
Assets
Investments, at fair value(1),(2)	$33,979,779	$20,209,312	$58,985,179	$374,232	$10,001,124
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,801	—	—	—
Receivable for share redemptions	32,477	13,863	84,158	284	8,283
Total assets	34,012,256	20,225,976	59,069,337	374,516	10,009,407

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	22,795	13,863	47,792	284	8,272
Contract terminations	9,682	—	36,366	—	11
Payable for investments purchased	—	2,801	—	—	—
Total liabilities	32,477	16,664	84,158	284	8,283
Net assets applicable to contracts in accumulation period	33,845,219	20,068,833	58,935,299	372,909	10,000,095
Net assets applicable to contracts in payment period	133,813	139,357	48,105	—	—
Net assets applicable to seed money	747	1,122	1,775	1,323	1,029
Total net assets	$33,979,779	$20,209,312	$58,985,179	$374,232	$10,001,124
(1) Investment shares	2,115,802	504,224	1,369,837	17,966	834,818
(2) Investments, at cost	$23,721,584	$17,570,481	$46,596,049	$355,536	$10,567,718

See accompanying notes to financial statements.

15	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Lord Abt Bond Debenture, Cl VC	Lord Abt Short Dur Inc, Cl VC	LVIP JPM US Eq, Serv Cl	MFS Gbl Real Est, Serv Cl	MFS Intl Gro, Serv Cl
Assets
Investments, at fair value(1),(2)	$3,235,814	$8,706,875	$3,818,972	$1,029,350	$2,961,867
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,462	170	—	9,032	—
Receivable for share redemptions	38,711	7,005	4,104	804	2,733
Total assets	3,275,987	8,714,050	3,823,076	1,039,186	2,964,600

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,714	7,005	3,156	804	2,388
Contract terminations	35,997	—	948	—	345
Payable for investments purchased	1,462	170	—	9,032	—
Total liabilities	40,173	7,175	4,104	9,836	2,733
Net assets applicable to contracts in accumulation period	3,235,290	8,706,495	3,818,076	1,028,632	2,961,296
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	524	380	896	718	571
Total net assets	$3,235,814	$8,706,875	$3,818,972	$1,029,350	$2,961,867
(1) Investment shares	313,548	668,218	103,280	64,617	205,258
(2) Investments, at cost	$3,282,447	$8,853,881	$3,339,682	$1,018,232	$2,797,517

December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Research Intl, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Assets
Investments, at fair value(1),(2)	$70,050,733	$30,053,230	$1,821,180	$128,926,512	$66,635,644
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	13,637	755	—	51,451	1,326
Receivable for share redemptions	55,418	33,240	19,825	114,804	145,429
Total assets	70,119,788	30,087,225	1,841,005	129,092,767	66,782,399

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	49,820	20,252	1,565	99,564	54,223
Contract terminations	5,598	12,988	18,260	15,240	91,206
Payable for investments purchased	13,637	755	—	51,451	1,326
Total liabilities	69,055	33,995	19,825	166,255	146,755
Net assets applicable to contracts in accumulation period	70,026,289	29,960,613	1,820,545	128,484,461	66,509,218
Net assets applicable to contracts in payment period	24,444	92,617	—	441,200	125,458
Net assets applicable to seed money	—	—	635	851	968
Total net assets	$70,050,733	$30,053,230	$1,821,180	$128,926,512	$66,635,644
(1) Investment shares	3,169,716	2,975,567	109,512	4,087,714	16,453,245
(2) Investments, at cost	$63,288,509	$42,380,842	$1,717,197	$120,875,531	$140,812,310

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	16

Statement of Assets and Liabilities

December 31, 2023 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$12,332,146	$7,413,978	$17,390,450	$8,744,809	$50,062,030
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	17	—	—	8,655	2,871
Receivable for share redemptions	21,944	9,491	15,854	7,157	55,942
Total assets	12,354,107	7,423,469	17,406,304	8,760,621	50,120,843

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,162	5,495	13,998	7,157	39,438
Contract terminations	12,782	3,996	1,856	—	16,504
Payable for investments purchased	17	—	—	8,655	2,871
Total liabilities	21,961	9,491	15,854	15,812	58,813
Net assets applicable to contracts in accumulation period	12,287,160	7,402,171	17,388,320	8,742,598	49,582,536
Net assets applicable to contracts in payment period	44,986	11,807	—	1,374	478,689
Net assets applicable to seed money	—	—	2,130	837	805
Total net assets	$12,332,146	$7,413,978	$17,390,450	$8,744,809	$50,062,030
(1) Investment shares	1,635,563	1,031,151	519,273	927,339	5,441,525
(2) Investments, at cost	$14,338,801	$8,821,543	$13,441,904	$8,901,223	$57,824,627

December 31, 2023 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Assets
Investments, at fair value(1),(2)	$5,409,018	$60,236,162	$24,464,647	$10,187,942	$2,552,287
Dividends receivable	—	169,541	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8	10,086	11,929	3,117	—
Receivable for share redemptions	13,030	48,745	17,922	7,114	1,979
Total assets	5,422,056	60,464,534	24,494,498	10,198,173	2,554,266

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,755	48,732	16,968	6,986	1,979
Contract terminations	8,275	13	954	128	—
Payable for investments purchased	8	179,627	11,929	3,117	—
Total liabilities	13,038	228,372	29,851	10,231	1,979
Net assets applicable to contracts in accumulation period	5,406,080	60,220,890	24,425,513	10,175,689	2,551,592
Net assets applicable to contracts in payment period	2,056	—	38,635	12,253	—
Net assets applicable to seed money	882	15,272	499	—	695
Total net assets	$5,409,018	$60,236,162	$24,464,647	$10,187,942	$2,552,287
(1) Investment shares	575,427	6,561,673	1,508,301	667,187	217,031
(2) Investments, at cost	$6,476,106	$68,215,780	$22,807,130	$9,178,276	$2,325,984

See accompanying notes to financial statements.

17	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Sus Fut, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl
Assets
Investments, at fair value(1),(2)	$7,146,579	$1,670,527	$77,571,550	$35,480,818	$10,731,149
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,756	—	—	—	—
Receivable for share redemptions	5,918	1,175	78,703	39,704	30,506
Total assets	7,155,253	1,671,702	77,650,253	35,520,522	10,761,655

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,584	1,175	77,279	24,053	7,116
Contract terminations	334	—	1,424	15,651	23,390
Payable for investments purchased	2,756	—	—	—	—
Total liabilities	8,674	1,175	78,703	39,704	30,506
Net assets applicable to contracts in accumulation period	7,145,888	1,669,551	77,118,813	35,378,944	10,673,829
Net assets applicable to contracts in payment period	—	—	452,737	100,530	57,320
Net assets applicable to seed money	691	976	—	1,344	—
Total net assets	$7,146,579	$1,670,527	$77,571,550	$35,480,818	$10,731,149
(1) Investment shares	247,973	113,026	1,875,068	895,980	1,170,245
(2) Investments, at cost	$6,582,615	$1,436,864	$58,010,897	$28,047,699	$10,585,215

December 31, 2023 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$17,501,655	$11,134,674	$29,906,295	$789,147,191	$431,463,909
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	467	—	101	23,436	45,702
Receivable for share redemptions	22,476	24,115	26,781	643,802	486,250
Total assets	17,524,598	11,158,789	29,933,177	789,814,429	431,995,861

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	14,519	7,381	25,542	621,933	316,921
Contract terminations	7,957	16,734	1,239	21,869	169,329
Payable for investments purchased	467	—	101	23,436	45,702
Total liabilities	22,943	24,115	26,882	667,238	531,952
Net assets applicable to contracts in accumulation period	17,501,173	10,969,862	29,905,036	787,584,679	431,463,909
Net assets applicable to contracts in payment period	—	164,812	—	1,562,342	—
Net assets applicable to seed money	482	—	1,259	170	—
Total net assets	$17,501,655	$11,134,674	$29,906,295	$789,147,191	$431,463,909
(1) Investment shares	1,363,057	478,499	3,568,770	28,073,539	15,327,315
(2) Investments, at cost	$21,364,421	$8,058,363	$30,386,202	$457,221,560	$181,280,999

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	18

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$438,601,943	$289,934,607	$232,533,725	$366,202,892	$526,282,938
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	3,564	16,644	49,959
Receivable for share redemptions	439,619	411,899	181,851	345,137	577,379
Total assets	439,041,562	290,346,506	232,719,140	366,564,673	526,910,276

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	357,520	223,995	181,567	285,049	420,673
Contract terminations	82,099	187,904	284	60,088	156,706
Payable for investments purchased	—	—	3,564	16,644	49,959
Total liabilities	439,619	411,899	185,415	361,781	627,338
Net assets applicable to contracts in accumulation period	438,122,886	289,934,552	232,481,379	365,945,244	526,131,258
Net assets applicable to contracts in payment period	478,948	—	52,100	257,358	151,446
Net assets applicable to seed money	109	55	246	290	234
Total net assets	$438,601,943	$289,934,607	$232,533,725	$366,202,892	$526,282,938
(1) Investment shares	28,517,682	18,863,670	18,396,655	25,971,836	41,277,093
(2) Investments, at cost	$400,545,189	$238,666,984	$203,299,980	$311,236,723	$498,155,376

December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$1,086,575,070	$10,404,576,946	$11,297,786,998	$6,534,930,320	$4,944,758,929
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	25	208,175	1,362	131
Receivable for share redemptions	1,073,991	10,562,787	11,563,452	6,179,783	5,192,802
Total assets	1,087,649,061	10,415,139,758	11,309,558,625	6,541,111,465	4,949,951,862

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	872,656	8,120,757	8,974,737	5,156,984	3,709,465
Contract terminations	201,335	2,442,030	2,588,715	1,022,799	1,483,337
Payable for investments purchased	—	25	208,175	1,362	131
Total liabilities	1,073,991	10,562,812	11,771,627	6,181,145	5,192,933
Net assets applicable to contracts in accumulation period	1,086,261,505	10,403,549,647	11,296,938,962	6,530,477,970	4,944,758,929
Net assets applicable to contracts in payment period	313,441	1,027,167	847,858	4,452,267	—
Net assets applicable to seed money	124	132	178	83	—
Total net assets	$1,086,575,070	$10,404,576,946	$11,297,786,998	$6,534,930,320	$4,944,758,929
(1) Investment shares	77,007,446	604,917,264	660,303,156	304,800,854	230,310,150
(2) Investments, at cost	$896,812,785	$7,352,583,537	$7,798,025,826	$3,898,152,382	$2,353,290,718
See accompanying notes to financial statements.

19	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$2,117,397,386	$1,308,145,490	$1,021,213,769	$807,956,716	$15,773,247
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	301,277	5,088	10,066	—	884
Receivable for share redemptions	2,057,495	1,805,126	1,947,950	792,897	113,503
Total assets	2,119,756,158	1,309,955,704	1,023,171,785	808,749,613	15,887,634

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,676,721	966,580	830,659	621,519	13,358
Contract terminations	380,774	838,546	1,117,291	171,378	100,145
Payable for investments purchased	301,277	5,088	10,066	—	884
Total liabilities	2,358,772	1,810,214	1,958,016	792,897	114,387
Net assets applicable to contracts in accumulation period	2,116,201,775	1,308,145,490	1,020,020,089	807,956,716	15,772,657
Net assets applicable to contracts in payment period	1,195,511	—	1,193,605	—	—
Net assets applicable to seed money	100	—	75	—	590
Total net assets	$2,117,397,386	$1,308,145,490	$1,021,213,769	$807,956,716	$15,773,247
(1) Investment shares	86,248,366	53,198,271	56,420,650	44,564,629	1,629,468
(2) Investments, at cost	$1,149,151,797	$563,282,810	$757,572,684	$492,465,408	$17,090,592

December 31, 2023 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2
Assets
Investments, at fair value(1),(2)	$11,487,951	$18,291,878	$20,031,016	$33,811,881	$24,464,590
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	90	—	915	4,855	1,756
Receivable for share redemptions	27,172	20,214	23,598	29,929	20,953
Total assets	11,515,213	18,312,092	20,055,529	33,846,665	24,487,299

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,258	13,329	16,743	28,352	20,953
Contract terminations	16,914	6,885	6,855	1,577	—
Payable for investments purchased	90	—	915	4,855	1,756
Total liabilities	27,262	20,214	24,513	34,784	22,709
Net assets applicable to contracts in accumulation period	11,487,489	18,270,781	20,030,243	33,811,198	24,463,559
Net assets applicable to contracts in payment period	—	21,097	—	—	—
Net assets applicable to seed money	462	—	773	683	1,031
Total net assets	$11,487,951	$18,291,878	$20,031,016	$33,811,881	$24,464,590
(1) Investment shares	318,579	499,369	1,983,269	2,979,020	2,448,908
(2) Investments, at cost	$6,083,023	$6,275,531	$20,736,106	$35,142,579	$23,495,691

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	20

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$15,824,016	$11,215,912	$47,500,341	$301,739,189	$3,678,127,818
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,960	350	1,441	14,767	200
Receivable for share redemptions	14,238	11,869	35,396	254,778	3,957,694
Total assets	15,840,214	11,228,131	47,537,178	302,008,734	3,682,085,712

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	13,225	9,407	32,604	243,160	2,877,691
Contract terminations	1,013	2,462	2,792	11,618	1,080,003
Payable for investments purchased	1,960	350	1,441	14,767	200
Total liabilities	16,198	12,219	36,837	269,545	3,957,894
Net assets applicable to contracts in accumulation period	15,823,673	11,215,578	47,251,301	301,607,609	3,678,127,656
Net assets applicable to contracts in payment period	—	—	249,040	131,230	—
Net assets applicable to seed money	343	334	—	350	162
Total net assets	$15,824,016	$11,215,912	$47,500,341	$301,739,189	$3,678,127,818
(1) Investment shares	563,734	318,815	1,327,938	22,721,324	226,068,090
(2) Investments, at cost	$15,136,490	$9,460,865	$20,749,793	$273,595,289	$2,886,116,240

December 31, 2023 (continued)		VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)		$1,861,012,185	$159,428,826	$104,635,291	$10,680,692
Dividends receivable		—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments		—	11,573	6,574	403
Receivable for share redemptions		1,649,279	169,564	143,956	10,140
Total assets		1,862,661,464	159,609,963	104,785,821	10,691,235

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee		1,470,578	111,404	74,360	8,933
Contract terminations		178,701	58,160	69,596	1,207
Payable for investments purchased		—	11,573	6,574	403
Total liabilities		1,649,279	181,137	150,530	10,543
Net assets applicable to contracts in accumulation period		1,860,757,249	158,824,707	104,278,288	10,679,787
Net assets applicable to contracts in payment period		254,829	603,564	356,482	—
Net assets applicable to seed money		107	555	521	905
Total net assets		$1,861,012,185	$159,428,826	$104,635,291	$10,680,692
(1) Investment shares		125,914,221	11,960,152	5,134,214	1,706,181
(2) Investments, at cost		$1,515,318,824	$240,425,016	$127,523,385	$12,292,079

See accompanying notes to financial statements.

21	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Investment income
Dividend income	$54,970	$454,012	$—	$910,211	$2,279
Variable account expenses	97,742	593,031	1,414,556	628,122	79,325
Investment income (loss) — net	(42,772)	(139,019)	(1,414,556)	282,089	(77,046)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	922,130	10,125,690	15,226,795	10,418,637	1,932,073
Cost of investments sold	1,228,346	10,763,956	14,712,270	9,576,845	2,026,268
Net realized gain (loss) on sales of investments	(306,216)	(638,266)	514,525	841,792	(94,195)
Distributions from capital gains	—	—	9,601,713	5,749,453	491,452
Net change in unrealized appreciation (depreciation) of investments	1,397,043	9,490,109	28,535,914	339,453	896,591
Net gain (loss) on investments	1,090,827	8,851,843	38,652,152	6,930,698	1,293,848
Net increase (decrease) in net assets resulting from operations	$1,048,055	$8,712,824	$37,237,596	$7,212,787	$1,216,802

Year ended December 31, 2023 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$184,311	$310,653	$—	$—	$1,286,628
Variable account expenses	163,457	195,451	381,183	714,791	440,093
Investment income (loss) — net	20,854	115,202	(381,183)	(714,791)	846,535

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,678,487	3,803,522	7,995,240	9,148,638	7,411,272
Cost of investments sold	1,585,322	5,648,597	7,557,482	11,891,156	6,785,412
Net realized gain (loss) on sales of investments	93,165	(1,845,075)	437,758	(2,742,518)	625,860
Distributions from capital gains	596,791	—	3,344,437	—	460,878
Net change in unrealized appreciation (depreciation) of investments	2,098,481	4,658,242	5,669,137	5,629,395	3,099,501
Net gain (loss) on investments	2,788,437	2,813,167	9,451,332	2,886,877	4,186,239
Net increase (decrease) in net assets resulting from operations	$2,809,291	$2,928,369	$9,070,149	$2,172,086	$5,032,774

Year ended December 31, 2023 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Investment income
Dividend income	$88,917	$208,479	$841,072	$—	$656,214
Variable account expenses	53,193	147,697	366,155	411,069	230,106
Investment income (loss) — net	35,724	60,782	474,917	(411,069)	426,108

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	953,766	2,516,026	6,062,199	6,693,098	4,061,065
Cost of investments sold	933,487	2,369,767	6,053,589	5,795,357	3,006,101
Net realized gain (loss) on sales of investments	20,279	146,259	8,610	897,741	1,054,964
Distributions from capital gains	—	—	4,394,110	3,191,809	2,208,136
Net change in unrealized appreciation (depreciation) of investments	637,186	1,605,932	(3,054,694)	11,444,649	(1,535,533)
Net gain (loss) on investments	657,465	1,752,191	1,348,026	15,534,199	1,727,567
Net increase (decrease) in net assets resulting from operations	$693,189	$1,812,973	$1,822,943	$15,123,130	$2,153,675

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	22

Statement of Operations

Year ended December 31, 2023 (continued)	AC VP Val, Cl II	BlackRock Adv SMID Cap VI, Cl III	BlackRock Global Alloc, Cl III	BNY Mellon Sus US Eq, Serv	Calvert VP EAFE Intl Index, Cl F
Investment income
Dividend income	$3,919,894	$29,765	$1,802,527	$1,669	$74,531
Variable account expenses	1,718,175	9,825	761,778	10,946	17,214
Investment income (loss) — net	2,201,719	19,940	1,040,749	(9,277)	57,317

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	27,145,112	135,082	11,005,406	395,316	53,376
Cost of investments sold	22,321,967	132,075	12,940,591	396,347	49,334
Net realized gain (loss) on sales of investments	4,823,145	3,007	(1,935,185)	(1,031)	4,042
Distributions from capital gains	13,950,631	—	—	37,378	—
Net change in unrealized appreciation (depreciation) of investments	(7,586,110)	185,143	8,671,687	271,121	233,727
Net gain (loss) on investments	11,187,666	188,150	6,736,502	307,468	237,769
Net increase (decrease) in net assets resulting from operations	$13,389,385	$208,090	$7,777,251	$298,191	$295,086

Year ended December 31, 2023 (continued)	Calvert VP Nasdaq 100 Index, Cl F	Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP SRI Bal, Cl F	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I
Investment income
Dividend income	$22,674	$33,429	$18,419	$314,359	$—
Variable account expenses	50,211	25,782	9,247	171,574	143,111
Investment income (loss) — net	(27,537)	7,647	9,172	142,785	(143,111)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	997,898	245,879	330,987	1,871,729	2,107,541
Cost of investments sold	901,998	237,983	305,136	1,741,497	2,230,170
Net realized gain (loss) on sales of investments	95,900	7,896	25,851	130,232	(122,629)
Distributions from capital gains	—	2,130	4,412	75,306	—
Net change in unrealized appreciation (depreciation) of investments	1,749,799	490,183	112,070	2,608,800	1,304,291
Net gain (loss) on investments	1,845,699	500,209	142,333	2,814,338	1,181,662
Net increase (decrease) in net assets resulting from operations	$1,818,162	$507,856	$151,505	$2,957,123	$1,038,551

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 2	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Investment income
Dividend income	$—	$—	$4,051,325	$—	$—
Variable account expenses	791,699	5,444,996	205,219	1,344,992	504,030
Investment income (loss) — net	(791,699)	(5,444,996)	3,846,106	(1,344,992)	(504,030)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,986,199	57,590,205	8,885,733	16,138,494	5,495,543
Cost of investments sold	5,903,593	35,644,242	11,481,895	9,749,011	3,722,111
Net realized gain (loss) on sales of investments	82,606	21,945,963	(2,596,162)	6,389,483	1,773,432
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	14,887,453	79,330,762	(3,114,290)	29,564,955	8,186,059
Net gain (loss) on investments	14,970,059	101,276,725	(5,710,452)	35,954,438	9,959,491
Net increase (decrease) in net assets resulting from operations	$14,178,360	$95,831,729	$(1,864,346)	$34,609,446	$9,455,461

See accompanying notes to financial statements.

23	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2
Investment income
Dividend income	$—	$—	$—	$485,448	$—
Variable account expenses	3,237,851	1,065,647	3,457,822	94,047	508,896
Investment income (loss) — net	(3,237,851)	(1,065,647)	(3,457,822)	391,401	(508,896)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	35,360,823	16,126,610	52,267,661	1,703,700	6,596,253
Cost of investments sold	11,179,511	12,208,363	19,419,846	2,070,341	10,563,181
Net realized gain (loss) on sales of investments	24,181,312	3,918,247	32,847,815	(366,641)	(3,966,928)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	45,614,003	676,601	(16,011,654)	763,166	8,149,960
Net gain (loss) on investments	69,795,315	4,594,848	16,836,161	396,525	4,183,032
Net increase (decrease) in net assets resulting from operations	$66,557,464	$3,529,201	$13,378,339	$787,926	$3,674,136

Year ended December 31, 2023 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3
Investment income
Dividend income	$—	$266,343	$1,455,892	$6,447,095	$5,719,452
Variable account expenses	678,552	93,975	418,395	1,584,496	1,207,157
Investment income (loss) — net	(678,552)	172,368	1,037,497	4,862,599	4,512,295

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,446,847	1,836,365	6,531,763	52,182,115	40,851,829
Cost of investments sold	14,711,509	2,224,067	8,808,107	52,182,115	40,851,410
Net realized gain (loss) on sales of investments	(4,264,662)	(387,702)	(2,276,344)	—	419
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	10,447,293	908,374	4,963,138	—	(420)
Net gain (loss) on investments	6,182,631	520,672	2,686,794	—	(1)
Net increase (decrease) in net assets resulting from operations	$5,504,079	$693,040	$3,724,291	$4,862,599	$4,512,294

Year ended December 31, 2023 (continued)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2
Investment income
Dividend income	$2,409,052	$6,200,862	$1,254,370	$3,614,099	$1,362,498
Variable account expenses	484,865	1,090,390	275,853	663,094	681,345
Investment income (loss) — net	1,924,187	5,110,472	978,517	2,951,005	681,153

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,998,554	17,658,566	4,544,963	11,306,729	7,525,650
Cost of investments sold	7,874,330	19,787,550	5,512,094	14,722,103	9,190,609
Net realized gain (loss) on sales of investments	(875,776)	(2,128,984)	(967,131)	(3,415,374)	(1,664,959)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,632,652	9,098,448	2,490,309	7,599,261	4,173,473
Net gain (loss) on investments	2,756,876	6,969,464	1,523,178	4,183,887	2,508,514
Net increase (decrease) in net assets resulting from operations	$4,681,063	$12,079,936	$2,501,695	$7,134,892	$3,189,667

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	24

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$4,783,856	$—	$—	$—	$—
Variable account expenses	2,013,490	1,056,639	1,019,465	787,071	5,020,592
Investment income (loss) — net	2,770,366	(1,056,639)	(1,019,465)	(787,071)	(5,020,592)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	26,932,970	10,501,813	15,654,922	8,601,180	57,902,766
Cost of investments sold	33,666,815	7,226,187	5,418,207	8,156,732	29,713,698
Net realized gain (loss) on sales of investments	(6,733,845)	3,275,626	10,236,715	444,448	28,189,068
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	14,703,622	30,221,654	31,197,193	16,562,383	84,517,870
Net gain (loss) on investments	7,969,777	33,497,280	41,433,908	17,006,831	112,706,938
Net increase (decrease) in net assets resulting from operations	$10,740,143	$32,440,641	$40,414,443	$16,219,760	$107,686,346

Year ended December 31, 2023 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Eq, Cl 2
Investment income
Dividend income	$2,317,277	$417,479	$554,506	$915,796	$—
Variable account expenses	776,473	128,606	356,640	512,676	14,816
Investment income (loss) — net	1,540,804	288,873	197,866	403,120	(14,816)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	19,010,166	2,083,016	4,189,817	6,673,206	145,760
Cost of investments sold	19,590,356	2,739,182	4,497,334	6,567,761	138,672
Net realized gain (loss) on sales of investments	(580,190)	(656,166)	(307,517)	105,445	7,088
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,121,161	1,041,022	4,593,937	6,185,469	338,025
Net gain (loss) on investments	2,540,971	384,856	4,286,420	6,290,914	345,113
Net increase (decrease) in net assets resulting from operations	$4,081,775	$673,729	$4,484,286	$6,694,034	$330,297

Year ended December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	686,465	422,767	338,266	644,134	434,064
Investment income (loss) — net	(686,465)	(422,767)	(338,266)	(644,134)	(434,064)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,154,663	11,807,353	4,530,486	7,144,021	7,069,689
Cost of investments sold	9,160,184	8,366,406	3,743,555	2,923,231	5,237,534
Net realized gain (loss) on sales of investments	1,994,479	3,440,947	786,931	4,220,790	1,832,155
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,172,383	(1,355,268)	6,090,493	9,953,036	2,010,687
Net gain (loss) on investments	3,166,862	2,085,679	6,877,424	14,173,826	3,842,842
Net increase (decrease) in net assets resulting from operations	$2,480,397	$1,662,912	$6,539,158	$13,529,692	$3,408,778

See accompanying notes to financial statements.

25	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 2	Col VP Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$4,435
Variable account expenses	369,973	263,665	252,646	35,305	9,626
Investment income (loss) — net	(369,973)	(263,665)	(252,646)	(35,305)	(5,191)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,238,833	3,548,766	4,363,389	658,504	190,263
Cost of investments sold	3,319,711	3,001,749	2,343,866	618,747	194,084
Net realized gain (loss) on sales of investments	3,919,122	547,017	2,019,523	39,757	(3,821)
Distributions from capital gains	—	—	—	184,896	75,545
Net change in unrealized appreciation (depreciation) of investments	(118,438)	2,309,135	1,484,165	959,926	151,062
Net gain (loss) on investments	3,800,684	2,856,152	3,503,688	1,184,579	222,786
Net increase (decrease) in net assets resulting from operations	$3,430,711	$2,592,487	$3,251,042	$1,149,274	$217,595

Year ended December 31, 2023 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 2
Investment income
Dividend income	$2,554,235	$372,875	$1,041,418	$2,830,642	$576,586
Variable account expenses	808,464	150,948	353,942	121,600	192,949
Investment income (loss) — net	1,745,771	221,927	687,476	2,709,042	383,637

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,134,701	3,697,531	6,974,688	3,018,079	2,038,109
Cost of investments sold	13,343,187	4,293,372	8,314,461	4,775,740	2,393,596
Net realized gain (loss) on sales of investments	(2,208,486)	(595,841)	(1,339,773)	(1,757,661)	(355,487)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	6,175,243	998,723	2,277,490	(2,383,804)	784,078
Net gain (loss) on investments	3,966,757	402,882	937,717	(4,141,465)	428,591
Net increase (decrease) in net assets resulting from operations	$5,712,528	$624,809	$1,625,193	$(1,432,423)	$812,228

Year ended December 31, 2023 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2
Investment income
Dividend income	$2,069,332	$4,305,014	$393,669	$—	$—
Variable account expenses	251,286	443,267	237,744	784,311	251,861
Investment income (loss) — net	1,818,046	3,861,747	155,925	(784,311)	(251,861)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,479,288	10,095,150	4,926,175	10,424,183	4,139,555
Cost of investments sold	8,128,186	14,153,534	6,891,790	7,480,680	4,454,449
Net realized gain (loss) on sales of investments	(1,648,898)	(4,058,384)	(1,965,615)	2,943,503	(314,894)
Distributions from capital gains	—	—	1,517,497	—	—
Net change in unrealized appreciation (depreciation) of investments	376,933	1,532,624	2,830,171	2,590,017	6,370,301
Net gain (loss) on investments	(1,271,965)	(2,525,760)	2,382,053	5,533,520	6,055,407
Net increase (decrease) in net assets resulting from operations	$546,081	$1,335,987	$2,537,978	$4,749,209	$5,803,546

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	26

Statement of Operations

Year ended December 31, 2023 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$412,769	$—
Variable account expenses	933,840	495,656	446,647	192,797	672,519
Investment income (loss) — net	(933,840)	(495,656)	(446,647)	219,972	(672,519)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,693,154	5,740,358	6,892,842	2,521,718	10,414,819
Cost of investments sold	7,196,884	4,042,937	5,548,142	2,860,772	7,380,979
Net realized gain (loss) on sales of investments	8,496,270	1,697,421	1,344,700	(339,054)	3,033,840
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	25,393,171	13,447,982	2,280,216	885,623	2,848,490
Net gain (loss) on investments	33,889,441	15,145,403	3,624,916	546,569	5,882,330
Net increase (decrease) in net assets resulting from operations	$32,955,601	$14,649,747	$3,178,269	$766,541	$5,209,811

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	Del VIP for Inc, Serv Cl	Del VIP Intl, Serv Cl
Investment income
Dividend income	$—	$—	$256,670	$37,729	$5,873
Variable account expenses	394,615	273,636	131,084	5,866	5,739
Investment income (loss) — net	(394,615)	(273,636)	125,586	31,863	134

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,656,333	3,264,726	2,301,827	17,625	61,559
Cost of investments sold	4,015,966	2,234,460	2,772,738	17,825	56,964
Net realized gain (loss) on sales of investments	2,640,367	1,030,266	(470,911)	(200)	4,595
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,327,813	4,752,196	1,835,419	49,842	56,561
Net gain (loss) on investments	3,968,180	5,782,462	1,364,508	49,642	61,156
Net increase (decrease) in net assets resulting from operations	$3,573,565	$5,508,826	$1,490,094	$81,505	$61,290

Year ended December 31, 2023 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Serv Cl 2	Fid VIP Energy, Serv Cl 2
Investment income
Dividend income	$1,117,119	$6,695,934	$1,207,512	$34,563	$45,341
Variable account expenses	170,394	769,624	4,680,720	13,720	16,892
Investment income (loss) — net	946,725	5,926,310	(3,473,208)	20,843	28,449

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,777,923	16,514,522	61,358,217	194,312	175,080
Cost of investments sold	4,176,601	17,573,549	49,027,785	191,976	175,073
Net realized gain (loss) on sales of investments	(398,678)	(1,059,027)	12,330,432	2,336	7
Distributions from capital gains	158,371	—	17,074,886	—	—
Net change in unrealized appreciation (depreciation) of investments	22,619	3,070,864	101,779,074	71,236	(11,655)
Net gain (loss) on investments	(217,688)	2,011,837	131,184,392	73,572	(11,648)
Net increase (decrease) in net assets resulting from operations	$729,037	$7,938,147	$127,711,184	$94,415	$16,801

See accompanying notes to financial statements.

27	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Serv Cl 2	Fid VIP Intl Cap Appr, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Investment income
Dividend income	$603,170	$1,354,196	$—	$5,243	$172,894
Variable account expenses	322,626	783,336	58,076	22,805	39,881
Investment income (loss) — net	280,544	570,860	(58,076)	(17,562)	133,013

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,413,031	8,535,978	675,007	386,554	762,346
Cost of investments sold	3,005,448	5,712,160	591,425	362,490	780,489
Net realized gain (loss) on sales of investments	1,407,583	2,823,818	83,582	24,064	(18,143)
Distributions from capital gains	1,452,803	3,550,988	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,153,308	7,618,714	1,717,462	470,802	135,010
Net gain (loss) on investments	6,013,694	13,993,520	1,801,044	494,866	116,867
Net increase (decrease) in net assets resulting from operations	$6,294,238	$14,564,380	$1,742,968	$477,304	$249,880

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Investment income
Dividend income	$302,165	$1,234,636	$85,103	$303,225	$6,802,000
Variable account expenses	508,569	3,054,020	74,902	342,018	1,551,471
Investment income (loss) — net	(206,404)	(1,819,384)	10,201	(38,793)	5,250,529

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,134,679	36,620,200	987,951	4,544,109	18,112,862
Cost of investments sold	6,381,394	35,482,409	827,377	3,817,276	19,983,898
Net realized gain (loss) on sales of investments	753,285	1,137,791	160,574	726,833	(1,871,036)
Distributions from capital gains	1,645,337	9,229,636	23,844	101,596	—
Net change in unrealized appreciation (depreciation) of investments	5,763,765	33,456,630	1,384,535	5,812,355	8,724,166
Net gain (loss) on investments	8,162,387	43,824,057	1,568,953	6,640,784	6,853,130
Net increase (decrease) in net assets resulting from operations	$7,955,983	$42,004,673	$1,579,154	$6,601,991	$12,103,659

Year ended December 31, 2023 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Inc, Cl 4	Frank Mutual Gbl Dis, Cl 4	Frank Mutual Shares, Cl 2
Investment income
Dividend income	$1,321,166	$3,085,484	$201,427	$9,858	$1,125,484
Variable account expenses	406,254	635,120	41,789	3,447	578,569
Investment income (loss) — net	914,912	2,450,364	159,638	6,411	546,915

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,400,623	10,413,549	844,336	6,818	7,389,108
Cost of investments sold	10,385,734	11,318,170	880,966	6,630	8,254,089
Net realized gain (loss) on sales of investments	(2,985,111)	(904,621)	(36,630)	188	(864,981)
Distributions from capital gains	—	3,740,594	248,183	22,719	5,180,275
Net change in unrealized appreciation (depreciation) of investments	6,568,447	(1,010,665)	(53,868)	28,654	2,218,631
Net gain (loss) on investments	3,583,336	1,825,308	157,685	51,561	6,533,925
Net increase (decrease) in net assets resulting from operations	$4,498,248	$4,275,672	$317,323	$57,972	$7,080,840

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	28

Statement of Operations

Year ended December 31, 2023 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Cap Val, Cl 4	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Multi-Strategy Alt, Serv
Investment income
Dividend income	$580,458	$8,930	$1,034,945	$604,630	$68,690
Variable account expenses	1,068,234	22,102	884,053	99,369	7,117
Investment income (loss) — net	(487,776)	(13,172)	150,892	505,261	61,573

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,225,441	365,367	11,932,731	1,245,327	81,127
Cost of investments sold	17,987,288	379,554	12,137,120	1,280,792	81,758
Net realized gain (loss) on sales of investments	(2,761,847)	(14,187)	(204,389)	(35,465)	(631)
Distributions from capital gains	6,292,755	112,914	2,549,056	—	—
Net change in unrealized appreciation (depreciation) of investments	9,177,480	197,295	7,840,328	116,023	(8,404)
Net gain (loss) on investments	12,708,388	296,022	10,184,995	80,558	(9,035)
Net increase (decrease) in net assets resulting from operations	$12,220,612	$282,850	$10,335,887	$585,819	$52,538

Year ended December 31, 2023 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT Sm Cap Eq Insights, Serv	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Investment income
Dividend income	$43,571	$7,187	$603,223	$—	$—
Variable account expenses	36,443	5,887	781,977	99,018	336,176
Investment income (loss) — net	7,128	1,300	(178,754)	(99,018)	(336,176)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	575,490	58,055	11,940,799	1,293,643	6,767,911
Cost of investments sold	634,611	54,473	10,965,915	1,313,958	7,259,169
Net realized gain (loss) on sales of investments	(59,121)	3,582	974,884	(20,315)	(491,258)
Distributions from capital gains	—	—	—	264,510	927,174
Net change in unrealized appreciation (depreciation) of investments	788,875	120,930	17,585,883	3,787,309	12,561,760
Net gain (loss) on investments	729,754	124,512	18,560,767	4,031,504	12,997,676
Net increase (decrease) in net assets resulting from operations	$736,882	$125,812	$18,382,013	$3,932,486	$12,661,500

Year ended December 31, 2023 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Core Plus Bond, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Investment income
Dividend income	$—	$1,453,042	$472,677	$68,890	$—
Variable account expenses	318,742	842,043	815,516	19,028	132,483
Investment income (loss) — net	(318,742)	610,999	(342,839)	49,862	(132,483)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,862,902	15,512,868	6,680,223	124,591	1,757,613
Cost of investments sold	9,998,507	12,001,141	6,526,426	125,299	2,238,263
Net realized gain (loss) on sales of investments	(2,135,605)	3,511,727	153,797	(708)	(480,650)
Distributions from capital gains	—	10,464,407	1,525,363	—	—
Net change in unrealized appreciation (depreciation) of investments	3,975,794	(4,788,714)	11,415,882	92,712	2,403,706
Net gain (loss) on investments	1,840,189	9,187,420	13,095,042	92,004	1,923,056
Net increase (decrease) in net assets resulting from operations	$1,521,447	$9,798,419	$12,752,203	$141,866	$1,790,573

See accompanying notes to financial statements.

29	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser II
Investment income
Dividend income	$—	$350,685	$167,943	$—	$—
Variable account expenses	92,024	156,647	100,162	338,583	1,133,806
Investment income (loss) — net	(92,024)	194,038	67,781	(338,583)	(1,133,806)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,450,725	3,190,665	2,287,162	5,370,213	16,650,696
Cost of investments sold	1,963,239	3,003,778	2,217,111	5,356,524	17,848,784
Net realized gain (loss) on sales of investments	(512,514)	186,887	70,051	13,689	(1,198,088)
Distributions from capital gains	—	1,444,228	797,691	27,829	13,436,243
Net change in unrealized appreciation (depreciation) of investments	1,720,511	(478,989)	(235,363)	6,143,135	21,378,963
Net gain (loss) on investments	1,207,997	1,152,126	632,379	6,184,653	33,617,118
Net increase (decrease) in net assets resulting from operations	$1,115,973	$1,346,164	$700,160	$5,846,070	$32,483,312

Year ended December 31, 2023 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I
Investment income
Dividend income	$—	$—	$10,836	$849,644	$—
Variable account expenses	1,150,235	302,952	22,443	891,803	190,627
Investment income (loss) — net	(1,150,235)	(302,952)	(11,607)	(42,159)	(190,627)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	17,187,968	6,223,227	867,043	9,609,941	3,586,129
Cost of investments sold	20,995,066	7,088,546	1,118,085	9,380,262	4,289,372
Net realized gain (loss) on sales of investments	(3,807,098)	(865,319)	(251,042)	229,679	(703,243)
Distributions from capital gains	—	—	154,713	—	—
Net change in unrealized appreciation (depreciation) of investments	14,001,482	1,636,808	561,374	13,919,391	9,090,869
Net gain (loss) on investments	10,194,384	771,489	465,045	14,149,070	8,387,626
Net increase (decrease) in net assets resulting from operations	$9,044,149	$468,537	$453,438	$14,106,911	$8,196,999

Year ended December 31, 2023 (continued)	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Forty, Serv
Investment income
Dividend income	$—	$2,225,103	$12,696	$2,004,469	$2,673
Variable account expenses	19,311	1,288,876	116,592	543,980	14,752
Investment income (loss) — net	(19,311)	936,227	(103,896)	1,460,489	(12,079)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	168,977	15,139,862	1,705,730	7,236,904	116,302
Cost of investments sold	164,919	14,313,273	1,474,121	8,395,131	103,335
Net realized gain (loss) on sales of investments	4,058	826,589	231,609	(1,158,227)	12,967
Distributions from capital gains	—	—	1,082,670	—	—
Net change in unrealized appreciation (depreciation) of investments	654,579	14,202,594	988,480	1,897,360	411,040
Net gain (loss) on investments	658,637	15,029,183	2,302,759	739,133	424,007
Net increase (decrease) in net assets resulting from operations	$639,326	$15,965,410	$2,198,863	$2,199,622	$411,928

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	30

Statement of Operations

Year ended December 31, 2023 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Emer Mkts Eq, Serv	Lazard Ret Global Dyn MA, Serv
Investment income
Dividend income	$—	$283,733	$31,866	$12,395	$—
Variable account expenses	239,033	169,148	525,005	1,724	116,244
Investment income (loss) — net	(239,033)	114,585	(493,139)	10,671	(116,244)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,054,509	2,872,753	8,893,858	48,188	3,147,620
Cost of investments sold	2,531,564	2,560,881	7,870,316	47,663	3,486,339
Net realized gain (loss) on sales of investments	522,945	311,872	1,023,542	525	(338,719)
Distributions from capital gains	—	—	—	—	609,672
Net change in unrealized appreciation (depreciation) of investments	11,337,753	1,379,979	17,126,752	19,309	812,664
Net gain (loss) on investments	11,860,698	1,691,851	18,150,294	19,834	1,083,617
Net increase (decrease) in net assets resulting from operations	$11,621,665	$1,806,436	$17,657,155	$30,505	$967,373

Year ended December 31, 2023 (continued)	Lord Abt Bond Debenture, Cl VC	Lord Abt Short Dur Inc, Cl VC	LVIP JPM US Eq, Serv Cl(1)	MFS Gbl Real Est, Serv Cl	MFS Intl Gro, Serv Cl
Investment income
Dividend income	$161,147	$388,382	$23,532	$3,930	$17,929
Variable account expenses	20,932	59,142	23,600	7,250	16,318
Investment income (loss) — net	140,215	329,240	(68)	(3,320)	1,611

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	422,146	919,231	134,005	137,215	409,163
Cost of investments sold	418,929	916,155	126,733	149,649	425,848
Net realized gain (loss) on sales of investments	3,217	3,076	7,272	(12,434)	(16,685)
Distributions from capital gains	—	—	16,823	50,027	62,895
Net change in unrealized appreciation (depreciation) of investments	954	(85,833)	479,290	51,704	138,423
Net gain (loss) on investments	4,171	(82,757)	503,385	89,297	184,633
Net increase (decrease) in net assets resulting from operations	$144,386	$246,483	$503,317	$85,977	$186,244

(1) For the period April 28, 2023 (commencement of operations) to December 31, 2023.

Year ended December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Research Intl, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Investment income
Dividend income	$32,518	$—	$12,145	$4,563,407	$—
Variable account expenses	602,477	249,386	13,088	1,334,983	592,822
Investment income (loss) — net	(569,959)	(249,386)	(943)	3,228,424	(592,822)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,032,878	3,124,448	117,970	24,996,148	8,966,266
Cost of investments sold	9,677,278	4,718,068	114,595	22,541,933	23,070,705
Net realized gain (loss) on sales of investments	355,600	(1,593,620)	3,375	2,454,215	(14,104,439)
Distributions from capital gains	3,515,571	—	—	7,654,458	—
Net change in unrealized appreciation (depreciation) of investments	10,417,133	5,499,874	106,861	(18,558,050)	35,215,699
Net gain (loss) on investments	14,288,304	3,906,254	110,236	(8,449,377)	21,111,260
Net increase (decrease) in net assets resulting from operations	$13,718,345	$3,656,868	$109,293	$(5,220,953)	$20,518,438

See accompanying notes to financial statements.

31	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$236,699	$3,450	$11,845	$—	$1,430,028
Variable account expenses	113,205	70,459	155,008	83,720	502,412
Investment income (loss) — net	123,494	(67,009)	(143,163)	(83,720)	927,616

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,932,781	1,494,557	2,088,276	1,819,008	7,534,297
Cost of investments sold	2,425,056	1,886,462	1,817,763	1,968,893	9,030,625
Net realized gain (loss) on sales of investments	(492,275)	(391,905)	270,513	(149,885)	(1,496,328)
Distributions from capital gains	—	—	248,900	—	—
Net change in unrealized appreciation (depreciation) of investments	1,457,208	1,341,067	3,126,696	1,279,047	3,939,797
Net gain (loss) on investments	964,933	949,162	3,646,109	1,129,162	2,443,469
Net increase (decrease) in net assets resulting from operations	$1,088,427	$882,153	$3,502,946	$1,045,442	$3,371,085

Year ended December 31, 2023 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Investment income
Dividend income	$119,091	$1,944,536	$67,815	$3,526	$10,216
Variable account expenses	61,275	573,258	199,143	84,084	12,411
Investment income (loss) — net	57,816	1,371,278	(131,328)	(80,558)	(2,195)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,600,697	6,397,504	3,472,450	1,346,204	114,393
Cost of investments sold	2,022,944	7,612,478	3,438,106	1,306,565	110,249
Net realized gain (loss) on sales of investments	(422,247)	(1,214,974)	34,344	39,639	4,144
Distributions from capital gains	—	—	1,794,273	—	—
Net change in unrealized appreciation (depreciation) of investments	975,568	2,498,188	146,844	1,616,454	206,343
Net gain (loss) on investments	553,321	1,283,214	1,975,461	1,656,093	210,487
Net increase (decrease) in net assets resulting from operations	$611,137	$2,654,492	$1,844,133	$1,575,535	$208,292

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Sus Fut, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl
Investment income
Dividend income	$59,483	$—	$536,259	$161,305	$—
Variable account expenses	42,755	4,308	903,926	269,227	84,984
Investment income (loss) — net	16,728	(4,308)	(367,667)	(107,922)	(84,984)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	585,224	275,591	7,480,108	3,994,053	1,175,200
Cost of investments sold	595,493	272,394	6,272,964	3,500,919	1,291,170
Net realized gain (loss) on sales of investments	(10,269)	3,197	1,207,144	493,134	(115,970)
Distributions from capital gains	166,739	—	2,195,371	988,753	—
Net change in unrealized appreciation (depreciation) of investments	516,026	233,836	13,009,176	5,768,083	1,880,305
Net gain (loss) on investments	672,496	237,033	16,411,691	7,249,970	1,764,335
Net increase (decrease) in net assets resulting from operations	$689,224	$232,725	$16,044,024	$7,142,048	$1,679,351

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	32

Statement of Operations

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$—	$246,278	$—	$—	$—
Variable account expenses	189,531	88,529	314,762	7,560,892	3,897,971
Investment income (loss) — net	(189,531)	157,749	(314,762)	(7,560,892)	(3,897,971)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,654,099	1,180,332	5,071,165	125,872,452	58,986,782
Cost of investments sold	5,995,699	860,177	5,509,445	76,079,317	27,012,706
Net realized gain (loss) on sales of investments	(1,341,600)	320,155	(438,280)	49,793,135	31,974,076
Distributions from capital gains	—	685,181	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,801,129	757,797	3,273,418	71,488,050	35,201,396
Net gain (loss) on investments	459,529	1,763,133	2,835,138	121,281,185	67,175,472
Net increase (decrease) in net assets resulting from operations	$269,998	$1,920,882	$2,520,376	$113,720,293	$63,277,501

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	4,578,937	2,882,039	2,182,104	3,436,923	5,460,446
Investment income (loss) — net	(4,578,937)	(2,882,039)	(2,182,104)	(3,436,923)	(5,460,446)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	94,275,224	55,606,570	19,717,654	39,021,370	110,928,898
Cost of investments sold	90,020,368	47,911,711	18,349,589	35,929,959	110,659,344
Net realized gain (loss) on sales of investments	4,254,856	7,694,859	1,368,065	3,091,411	269,554
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	31,660,461	16,195,936	24,240,754	44,368,796	39,819,965
Net gain (loss) on investments	35,915,317	23,890,795	25,608,819	47,460,207	40,089,519
Net increase (decrease) in net assets resulting from operations	$31,336,380	$21,008,756	$23,426,715	$44,023,284	$34,629,073

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	11,005,252	99,076,462	111,900,425	63,252,979	46,408,888
Investment income (loss) — net	(11,005,252)	(99,076,462)	(111,900,425)	(63,252,979)	(46,408,888)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	161,694,582	906,830,944	1,298,586,663	591,584,958	606,534,649
Cost of investments sold	140,979,268	677,606,235	962,686,685	379,019,923	308,724,162
Net realized gain (loss) on sales of investments	20,715,314	229,224,709	335,899,978	212,565,035	297,810,487
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	82,228,480	1,142,663,417	955,847,612	563,163,625	300,048,867
Net gain (loss) on investments	102,943,794	1,371,888,126	1,291,747,590	775,728,660	597,859,354
Net increase (decrease) in net assets resulting from operations	$91,938,542	$1,272,811,664	$1,179,847,165	$712,475,681	$551,450,466

See accompanying notes to financial statements.

33	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$370,050
Variable account expenses	20,960,851	12,100,878	10,408,643	7,942,928	153,489
Investment income (loss) — net	(20,960,851)	(12,100,878)	(10,408,643)	(7,942,928)	216,561

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	347,872,084	193,720,286	149,906,432	125,607,254	2,652,922
Cost of investments sold	200,173,444	89,699,557	117,804,993	81,005,071	2,993,442
Net realized gain (loss) on sales of investments	147,698,640	104,020,729	32,101,439	44,602,183	(340,520)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	145,760,560	76,870,038	69,654,283	36,847,861	867,894
Net gain (loss) on investments	293,459,200	180,890,767	101,755,722	81,450,044	527,374
Net increase (decrease) in net assets resulting from operations	$272,498,349	$168,789,889	$91,347,079	$73,507,116	$743,935

Year ended December 31, 2023 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2
Investment income
Dividend income	$—	$—	$200,531	$79,284	$457,795
Variable account expenses	120,269	163,432	187,399	351,631	257,948
Investment income (loss) — net	(120,269)	(163,432)	13,132	(272,347)	199,847

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,781,780	3,835,618	1,869,509	4,369,529	3,823,740
Cost of investments sold	1,033,669	1,495,690	2,104,723	4,874,358	3,891,838
Net realized gain (loss) on sales of investments	748,111	2,339,928	(235,214)	(504,829)	(68,098)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,590,503	1,604,860	2,765,971	4,829,890	3,307,113
Net gain (loss) on investments	2,338,614	3,944,788	2,530,757	4,325,061	3,239,015
Net increase (decrease) in net assets resulting from operations	$2,218,345	$3,781,356	$2,543,889	$4,052,714	$3,438,862

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	155,988	113,552	399,920	2,990,686	34,054,592
Investment income (loss) — net	(155,988)	(113,552)	(399,920)	(2,990,686)	(34,054,592)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,056,068	1,610,593	5,943,673	44,903,741	237,999,525
Cost of investments sold	2,093,637	1,524,918	2,775,099	43,378,426	203,477,338
Net realized gain (loss) on sales of investments	(37,569)	85,675	3,168,574	1,525,315	34,522,187
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,033,088	1,041,619	1,825,394	29,951,884	505,577,431
Net gain (loss) on investments	995,519	1,127,294	4,993,968	31,477,199	540,099,618
Net increase (decrease) in net assets resulting from operations	$839,531	$1,013,742	$4,594,048	$28,486,513	$506,045,026

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	34

Statement of Operations

Year ended December 31, 2023 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income	$—	$—	$317,665	$530,413
Variable account expenses	17,726,277	1,363,411	911,938	114,184
Investment income (loss) — net	(17,726,277)	(1,363,411)	(594,273)	416,229

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	148,935,853	19,553,256	14,256,263	2,199,870
Cost of investments sold	131,170,968	32,339,345	18,760,805	2,616,154
Net realized gain (loss) on sales of investments	17,764,885	(12,786,089)	(4,504,542)	(416,284)
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	214,728,450	43,103,918	20,328,679	869,057
Net gain (loss) on investments	232,493,335	30,317,829	15,824,137	452,773
Net increase (decrease) in net assets resulting from operations	$214,767,058	$28,954,418	$15,229,864	$869,002

See accompanying notes to financial statements.

35	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$(42,772)	$(139,019)	$(1,414,556)	$282,089	$(77,046)
Net realized gain (loss) on sales of investments	(306,216)	(638,266)	514,525	841,792	(94,195)
Distributions from capital gains	—	—	9,601,713	5,749,453	491,452
Net change in unrealized appreciation (depreciation) of investments	1,397,043	9,490,109	28,535,914	339,453	896,591
Net increase (decrease) in net assets resulting from operations	1,048,055	8,712,824	37,237,596	7,212,787	1,216,802

Contract transactions
Contract purchase payments	85,218	653,874	8,049,168	1,154,311	1,926,588
Net transfers(1)	(88,050)	(479,199)	1,123,312	(1,442,415)	(423,791)
Transfers for policy loans	—	23,142	(8,743)	(6,769)	4,916
Adjustments to net assets allocated to contracts in payment period	—	(20,570)	(19,947)	(38,773)	(3,077)
Contract charges	(3,081)	(86,179)	(43,509)	(48,482)	(5,576)
Contract terminations:
Surrender benefits	(272,783)	(6,666,054)	(7,940,277)	(6,751,563)	(613,165)
Death benefits	(356,859)	(641,298)	(1,884,639)	(993,130)	(67,269)
Increase (decrease) from transactions	(635,555)	(7,216,284)	(724,635)	(8,126,821)	818,626
Net assets at beginning of year	8,890,818	64,851,502	111,581,660	72,787,590	7,697,418
Net assets at end of year	$9,303,318	$66,348,042	$148,094,621	$71,873,556	$9,732,846

Accumulation unit activity
Units outstanding at beginning of year	7,605,874	43,732,652	25,048,450	21,768,798	3,064,811
Units purchased	122,257	743,081	2,017,001	375,080	1,115,960
Units redeemed	(649,663)	(5,214,835)	(2,019,305)	(2,689,353)	(828,635)
Units outstanding at end of year	7,078,468	39,260,898	25,046,146	19,454,525	3,352,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	36

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$20,854	$115,202	$(381,183)	$(714,791)	$846,535
Net realized gain (loss) on sales of investments	93,165	(1,845,075)	437,758	(2,742,518)	625,860
Distributions from capital gains	596,791	—	3,344,437	—	460,878
Net change in unrealized appreciation (depreciation) of investments	2,098,481	4,658,242	5,669,137	5,629,395	3,099,501
Net increase (decrease) in net assets resulting from operations	2,809,291	2,928,369	9,070,149	2,172,086	5,032,774

Contract transactions
Contract purchase payments	68,829	217,419	225,184	2,293,078	1,346,316
Net transfers(1)	(85,769)	(960,613)	(1,067,217)	981,316	(1,974,239)
Transfers for policy loans	2,606	18,257	(3,654)	(9,745)	(824)
Adjustments to net assets allocated to contracts in payment period	(42,022)	7,741	(10,053)	(11,503)	(6,571)
Contract charges	(12,287)	(25,190)	(25,474)	(34,630)	(18,889)
Contract terminations:
Surrender benefits	(1,118,463)	(1,721,850)	(5,019,434)	(5,169,423)	(2,909,298)
Death benefits	(121,946)	(277,568)	(689,392)	(865,584)	(581,867)
Increase (decrease) from transactions	(1,309,052)	(2,741,804)	(6,590,040)	(2,816,491)	(4,145,372)
Net assets at beginning of year	18,561,500	21,236,903	38,727,474	71,368,662	42,305,667
Net assets at end of year	$20,061,739	$21,423,468	$41,207,583	$70,724,257	$43,193,069

Accumulation unit activity
Units outstanding at beginning of year	5,961,996	13,606,273	9,953,649	19,709,570	38,045,287
Units purchased	32,383	225,948	79,411	1,167,315	1,253,104
Units redeemed	(420,770)	(1,825,220)	(1,579,084)	(1,956,393)	(4,856,730)
Units outstanding at end of year	5,573,609	12,007,001	8,453,976	18,920,492	34,441,661

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

37	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$35,724	$60,782	$474,917	$(411,069)	$426,108
Net realized gain (loss) on sales of investments	20,279	146,259	8,610	897,741	1,054,964
Distributions from capital gains	—	—	4,394,110	3,191,809	2,208,136
Net change in unrealized appreciation (depreciation) of investments	637,186	1,605,932	(3,054,694)	11,444,649	(1,535,533)
Net increase (decrease) in net assets resulting from operations	693,189	1,812,973	1,822,943	15,123,130	2,153,675

Contract transactions
Contract purchase payments	45,708	414,633	1,549,167	302,800	155,796
Net transfers(1)	(88,277)	50,177	(1,273,345)	2,371,774	(372,116)
Transfers for policy loans	(4,059)	1,006	11,510	(7,536)	(46,329)
Adjustments to net assets allocated to contracts in payment period	(4,461)	(11,857)	(28,434)	(12,794)	(28,841)
Contract charges	(1,718)	(12,350)	(21,229)	(29,207)	(5,892)
Contract terminations:
Surrender benefits	(608,317)	(1,377,518)	(3,328,250)	(3,629,695)	(2,265,386)
Death benefits	(43,326)	(119,144)	(326,033)	(378,926)	(368,835)
Increase (decrease) from transactions	(704,450)	(1,055,053)	(3,416,614)	(1,383,584)	(2,931,603)
Net assets at beginning of year	6,232,614	16,057,840	40,248,737	36,105,898	28,456,286
Net assets at end of year	$6,221,353	$16,815,760	$38,655,066	$49,845,444	$27,678,358

Accumulation unit activity
Units outstanding at beginning of year	3,217,369	7,607,881	12,448,475	8,896,850	5,778,354
Units purchased	56,229	555,277	653,517	645,135	30,998
Units redeemed	(394,002)	(798,281)	(1,609,244)	(895,112)	(615,816)
Units outstanding at end of year	2,879,596	7,364,877	11,492,748	8,646,873	5,193,536

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	38

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	AC VP Val, Cl II	BlackRock Adv SMID Cap VI, Cl III	BlackRock Global Alloc, Cl III	BNY Mellon Sus US Eq, Serv	Calvert VP EAFE Intl Index, Cl F
Operations
Investment income (loss) — net	$2,201,719	$19,940	$1,040,749	$(9,277)	$57,317
Net realized gain (loss) on sales of investments	4,823,145	3,007	(1,935,185)	(1,031)	4,042
Distributions from capital gains	13,950,631	—	—	37,378	—
Net change in unrealized appreciation (depreciation) of investments	(7,586,110)	185,143	8,671,687	271,121	233,727
Net increase (decrease) in net assets resulting from operations	13,389,385	208,090	7,777,251	298,191	295,086

Contract transactions
Contract purchase payments	6,292,882	1,049,199	2,542,927	2,454,159	1,577,765
Net transfers(1)	(4,769,416)	172,150	(633,451)	1,809	249,204
Transfers for policy loans	10,666	—	3,999	—	—
Adjustments to net assets allocated to contracts in payment period	8,847	—	(31,610)	—	—
Contract charges	(91,001)	(217)	(28,293)	(79)	(345)
Contract terminations:
Surrender benefits	(14,139,579)	(28,320)	(5,662,226)	(3,208)	(23,404)
Death benefits	(3,310,376)	—	(1,249,212)	—	—
Increase (decrease) from transactions	(15,997,977)	1,192,812	(5,057,866)	2,452,681	1,803,220
Net assets at beginning of year	180,525,593	329,153	71,676,615	239,196	1,081,453
Net assets at end of year	$177,917,001	$1,730,055	$74,396,000	$2,990,068	$3,179,759

Accumulation unit activity
Units outstanding at beginning of year	51,027,108	341,148	48,231,412	257,515	1,105,917
Units purchased	1,828,648	1,416,022	2,490,050	3,408,800	1,943,023
Units redeemed	(6,550,437)	(228,315)	(5,750,071)	(1,019,488)	(247,758)
Units outstanding at end of year	46,305,319	1,528,855	44,971,391	2,646,827	2,801,182

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

39	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Calvert VP Nasdaq 100 Index, Cl F	Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP SRI Bal, Cl F	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I
Operations
Investment income (loss) — net	$(27,537)	$7,647	$9,172	$142,785	$(143,111)
Net realized gain (loss) on sales of investments	95,900	7,896	25,851	130,232	(122,629)
Distributions from capital gains	—	2,130	4,412	75,306	—
Net change in unrealized appreciation (depreciation) of investments	1,749,799	490,183	112,070	2,608,800	1,304,291
Net increase (decrease) in net assets resulting from operations	1,818,162	507,856	151,505	2,957,123	1,038,551

Contract transactions
Contract purchase payments	5,045,497	2,339,272	956,906	80,473	131,581
Net transfers(1)	746,223	434,468	6,336	327,980	665,063
Transfers for policy loans	—	—	—	9,595	6,135
Adjustments to net assets allocated to contracts in payment period	—	—	—	(4,443)	(4,748)
Contract charges	(1,038)	(711)	(13)	(17,390)	(11,973)
Contract terminations:
Surrender benefits	(61,663)	(29,833)	(7,958)	(1,416,399)	(1,350,374)
Death benefits	(180,895)	—	—	(71,842)	(208,734)
Increase (decrease) from transactions	5,548,124	2,743,196	955,271	(1,092,026)	(773,050)
Net assets at beginning of year	1,929,055	1,474,646	326,429	19,357,174	14,792,656
Net assets at end of year	$9,295,341	$4,725,698	$1,433,205	$21,222,271	$15,058,157

Accumulation unit activity
Units outstanding at beginning of year	2,272,958	1,554,466	344,102	8,224,519	4,500,892
Units purchased	5,536,224	2,909,078	1,274,882	166,187	272,731
Units redeemed	(614,645)	(131,729)	(304,156)	(602,319)	(508,911)
Units outstanding at end of year	7,194,537	4,331,815	1,314,828	7,788,387	4,264,712

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	40

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 2	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$(791,699)	$(5,444,996)	$3,846,106	$(1,344,992)	$(504,030)
Net realized gain (loss) on sales of investments	82,606	21,945,963	(2,596,162)	6,389,483	1,773,432
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	14,887,453	79,330,762	(3,114,290)	29,564,955	8,186,059
Net increase (decrease) in net assets resulting from operations	14,178,360	95,831,729	(1,864,346)	34,609,446	9,455,461

Contract transactions
Contract purchase payments	25,036,170	3,859,836	1,101,136	4,467,040	3,394,354
Net transfers(1)	(83,849)	32,786,852	(5,140,123)	6,951,643	1,425,393
Transfers for policy loans	83	49,844	600	3,512	(3,686)
Adjustments to net assets allocated to contracts in payment period	—	(138,269)	—	(40,937)	—
Contract charges	(310,388)	(268,420)	(6,402)	(123,254)	(35,275)
Contract terminations:
Surrender benefits	(4,144,016)	(44,833,940)	(2,107,853)	(8,876,250)	(2,368,688)
Death benefits	(518,476)	(8,269,724)	(255,765)	(1,844,833)	(577,552)
Increase (decrease) from transactions	19,979,524	(16,813,821)	(6,408,407)	536,921	1,834,546
Net assets at beginning of year	61,116,415	489,961,560	24,622,744	114,014,619	40,773,900
Net assets at end of year	$95,274,299	$568,979,468	$16,349,991	$149,160,986	$52,063,907

Accumulation unit activity
Units outstanding at beginning of year	70,089,838	183,169,074	29,908,651	45,629,605	10,728,291
Units purchased	27,212,677	12,887,853	1,516,692	4,099,955	1,295,356
Units redeemed	(6,233,926)	(18,668,415)	(9,767,223)	(4,020,175)	(863,683)
Units outstanding at end of year	91,068,589	177,388,512	21,658,120	45,709,385	11,159,964

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

41	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2
Operations
Investment income (loss) — net	$(3,237,851)	$(1,065,647)	$(3,457,822)	$391,401	$(508,896)
Net realized gain (loss) on sales of investments	24,181,312	3,918,247	32,847,815	(366,641)	(3,966,928)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	45,614,003	676,601	(16,011,654)	763,166	8,149,960
Net increase (decrease) in net assets resulting from operations	66,557,464	3,529,201	13,378,339	787,926	3,674,136

Contract transactions
Contract purchase payments	1,635,700	7,853,903	2,374,260	211,378	1,800,989
Net transfers(1)	(3,008,127)	(2,653,232)	(6,215,213)	(91,642)	(1,274,077)
Transfers for policy loans	69,844	18,455	85,387	(1,697)	(4,838)
Adjustments to net assets allocated to contracts in payment period	(577,520)	(5,949)	(538,357)	(1,678)	(1,698)
Contract charges	(295,403)	(58,233)	(285,079)	(4,497)	(34,599)
Contract terminations:
Surrender benefits	(23,241,537)	(5,478,299)	(35,441,740)	(670,683)	(2,126,804)
Death benefits	(4,206,649)	(1,999,074)	(5,986,241)	(172,157)	(776,327)
Increase (decrease) from transactions	(29,623,692)	(2,322,429)	(46,006,983)	(730,976)	(2,417,354)
Net assets at beginning of year	302,302,150	97,769,476	398,252,532	9,401,141	46,712,050
Net assets at end of year	$339,235,922	$98,976,248	$365,623,888	$9,458,091	$47,968,832

Accumulation unit activity
Units outstanding at beginning of year	96,320,193	33,984,509	106,455,214	10,088,186	40,465,875
Units purchased	594,807	3,040,524	702,109	308,834	1,665,431
Units redeemed	(9,068,583)	(3,808,238)	(13,273,227)	(1,082,301)	(3,650,385)
Units outstanding at end of year	87,846,417	33,216,795	93,884,096	9,314,719	38,480,921

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	42

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(678,552)	$172,368	$1,037,497	$4,862,599	$4,512,295
Net realized gain (loss) on sales of investments	(4,264,662)	(387,702)	(2,276,344)	—	419
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	10,447,293	908,374	4,963,138	—	(420)
Net increase (decrease) in net assets resulting from operations	5,504,079	693,040	3,724,291	4,862,599	4,512,294

Contract transactions
Contract purchase payments	717,146	784,794	247,798	29,803,697	2,474,651
Net transfers(1)	(1,947,268)	(346,612)	165,746	(6,479,447)	12,452,796
Transfers for policy loans	33,904	980	18,174	23,976	42,222
Adjustments to net assets allocated to contracts in payment period	(34,376)	(506)	(40,323)	(926)	(36,160)
Contract charges	(76,321)	(1,793)	(73,006)	(90,914)	(104,087)
Contract terminations:
Surrender benefits	(6,075,936)	(538,736)	(3,960,398)	(23,785,887)	(27,004,686)
Death benefits	(829,928)	(336,451)	(1,070,396)	(2,244,361)	(1,604,204)
Increase (decrease) from transactions	(8,212,779)	(438,324)	(4,712,405)	(2,773,862)	(13,779,468)
Net assets at beginning of year	71,144,153	8,660,404	45,419,507	146,821,124	135,605,131
Net assets at end of year	$68,435,453	$8,915,120	$44,431,393	$148,909,861	$126,337,957

Accumulation unit activity
Units outstanding at beginning of year	31,921,757	9,863,382	31,814,943	160,765,010	125,778,978
Units purchased	352,356	946,671	496,772	38,453,126	14,676,219
Units redeemed	(3,878,173)	(1,438,349)	(3,744,832)	(42,003,414)	(27,957,820)
Units outstanding at end of year	28,395,940	9,371,704	28,566,883	157,214,722	112,497,377

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

43	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$1,924,187	$5,110,472	$978,517	$2,951,005	$681,153
Net realized gain (loss) on sales of investments	(875,776)	(2,128,984)	(967,131)	(3,415,374)	(1,664,959)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,632,652	9,098,448	2,490,309	7,599,261	4,173,473
Net increase (decrease) in net assets resulting from operations	4,681,063	12,079,936	2,501,695	7,134,892	3,189,667

Contract transactions
Contract purchase payments	2,664,376	592,177	1,870,793	401,004	6,671,369
Net transfers(1)	712,750	(1,623,695)	456,203	203,528	12,284,853
Transfers for policy loans	(4,685)	(9,437)	(1,882)	18,027	(8,443)
Adjustments to net assets allocated to contracts in payment period	—	(120,166)	—	(17,215)	(4,246)
Contract charges	(14,257)	(77,313)	(8,456)	(109,973)	(59,085)
Contract terminations:
Surrender benefits	(3,615,393)	(11,382,893)	(2,176,853)	(7,469,269)	(3,915,249)
Death benefits	(1,067,138)	(2,444,512)	(720,943)	(1,674,953)	(957,482)
Increase (decrease) from transactions	(1,324,347)	(15,065,839)	(581,138)	(8,648,851)	14,011,717
Net assets at beginning of year	44,830,239	118,265,851	24,876,851	73,104,368	55,788,107
Net assets at end of year	$48,186,955	$115,279,948	$26,797,408	$71,590,409	$72,989,491

Accumulation unit activity
Units outstanding at beginning of year	27,214,550	43,790,441	15,640,238	32,732,029	48,670,683
Units purchased	2,388,782	227,774	1,878,038	317,050	16,464,929
Units redeemed	(3,123,374)	(5,600,885)	(2,256,598)	(4,038,426)	(4,396,586)
Units outstanding at end of year	26,479,958	38,417,330	15,261,678	29,010,653	60,739,026

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	44

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$2,770,366	$(1,056,639)	$(1,019,465)	$(787,071)	$(5,020,592)
Net realized gain (loss) on sales of investments	(6,733,845)	3,275,626	10,236,715	444,448	28,189,068
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	14,703,622	30,221,654	31,197,193	16,562,383	84,517,870
Net increase (decrease) in net assets resulting from operations	10,740,143	32,440,641	40,414,443	16,219,760	107,686,346

Contract transactions
Contract purchase payments	1,175,406	7,939,630	730,442	36,698,974	3,917,049
Net transfers(1)	11,884,462	5,301,527	1,791,493	1,815,905	3,953,685
Transfers for policy loans	10,075	(30,179)	(19,920)	(1,194)	(33,674)
Adjustments to net assets allocated to contracts in payment period	(145,350)	—	(72,107)	—	(176,871)
Contract charges	(269,834)	(106,598)	(96,033)	(72,716)	(217,322)
Contract terminations:
Surrender benefits	(19,893,439)	(4,833,681)	(10,460,277)	(2,363,801)	(31,808,162)
Death benefits	(5,006,266)	(1,846,717)	(2,101,176)	(982,559)	(8,902,992)
Increase (decrease) from transactions	(12,244,946)	6,423,982	(10,227,578)	35,094,609	(33,268,287)
Net assets at beginning of year	218,262,867	76,441,074	101,466,597	50,100,583	454,455,836
Net assets at end of year	$216,758,064	$115,305,697	$131,653,462	$101,414,952	$528,873,895

Accumulation unit activity
Units outstanding at beginning of year	126,392,881	19,629,805	42,115,096	54,509,103	141,826,051
Units purchased	7,563,557	3,099,921	789,676	42,415,250	2,799,028
Units redeemed	(14,568,446)	(1,602,951)	(4,466,293)	(8,171,707)	(12,080,372)
Units outstanding at end of year	119,387,992	21,126,775	38,438,479	88,752,646	132,544,707

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

45	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Eq, Cl 2
Operations
Investment income (loss) — net	$1,540,804	$288,873	$197,866	$403,120	$(14,816)
Net realized gain (loss) on sales of investments	(580,190)	(656,166)	(307,517)	105,445	7,088
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,121,161	1,041,022	4,593,937	6,185,469	338,025
Net increase (decrease) in net assets resulting from operations	4,081,775	673,729	4,484,286	6,694,034	330,297

Contract transactions
Contract purchase payments	4,620,370	1,324,932	1,203,197	429,326	1,879,089
Net transfers(1)	1,531,147	3,533,547	2,098,147	(379,075)	89,603
Transfers for policy loans	(5,306)	(3,211)	(42)	30,875	—
Adjustments to net assets allocated to contracts in payment period	(2,801)	(6,789)	(9,256)	(69,988)	—
Contract charges	(75,804)	(4,587)	(32,725)	(35,093)	(30)
Contract terminations:
Surrender benefits	(7,903,876)	(744,117)	(1,712,445)	(4,063,316)	(14,574)
Death benefits	(2,107,262)	(259,148)	(663,962)	(899,678)	—
Increase (decrease) from transactions	(3,943,532)	3,840,627	882,914	(4,986,949)	1,954,088
Net assets at beginning of year	74,819,442	10,487,401	31,077,424	49,412,603	500,771
Net assets at end of year	$74,957,685	$15,001,757	$36,444,624	$51,119,688	$2,785,156

Accumulation unit activity
Units outstanding at beginning of year	70,474,506	10,846,393	19,479,227	30,269,068	543,959
Units purchased	6,457,405	5,454,278	2,134,923	358,473	1,936,565
Units redeemed	(10,062,623)	(1,597,917)	(1,588,635)	(3,316,998)	(87,038)
Units outstanding at end of year	66,869,288	14,702,754	20,025,515	27,310,543	2,393,486

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	46

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$(686,465)	$(422,767)	$(338,266)	$(644,134)	$(434,064)
Net realized gain (loss) on sales of investments	1,994,479	3,440,947	786,931	4,220,790	1,832,155
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,172,383	(1,355,268)	6,090,493	9,953,036	2,010,687
Net increase (decrease) in net assets resulting from operations	2,480,397	1,662,912	6,539,158	13,529,692	3,408,778

Contract transactions
Contract purchase payments	4,872,429	434,554	2,749,689	391,382	2,292,338
Net transfers(1)	(1,401,577)	(4,106,372)	1,720,060	592,156	(1,622,660)
Transfers for policy loans	(3,032)	6,574	(6,751)	7,487	(2,310)
Adjustments to net assets allocated to contracts in payment period	—	(13,189)	(2,152)	(97,599)	(3,272)
Contract charges	(49,990)	(26,150)	(26,590)	(39,602)	(29,171)
Contract terminations:
Surrender benefits	(3,451,224)	(4,222,259)	(2,363,771)	(4,632,181)	(2,019,646)
Death benefits	(1,097,569)	(1,125,796)	(541,681)	(784,837)	(1,225,987)
Increase (decrease) from transactions	(1,130,963)	(9,052,638)	1,528,804	(4,563,194)	(2,610,708)
Net assets at beginning of year	64,722,923	50,931,510	27,061,011	58,877,623	40,199,883
Net assets at end of year	$66,072,357	$43,541,784	$35,128,973	$67,844,121	$40,997,953

Accumulation unit activity
Units outstanding at beginning of year	17,438,148	13,975,178	10,060,351	19,888,100	12,349,992
Units purchased	1,752,928	138,784	1,661,141	381,981	904,197
Units redeemed	(1,941,617)	(2,659,980)	(1,101,215)	(1,780,414)	(1,641,967)
Units outstanding at end of year	17,249,459	11,453,982	10,620,277	18,489,667	11,612,222

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

47	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 2	Col VP Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(369,973)	$(263,665)	$(252,646)	$(35,305)	$(5,191)
Net realized gain (loss) on sales of investments	3,919,122	547,017	2,019,523	39,757	(3,821)
Distributions from capital gains	—	—	—	184,896	75,545
Net change in unrealized appreciation (depreciation) of investments	(118,438)	2,309,135	1,484,165	959,926	151,062
Net increase (decrease) in net assets resulting from operations	3,430,711	2,592,487	3,251,042	1,149,274	217,595

Contract transactions
Contract purchase payments	241,028	1,114,509	268,125	5,241,312	901,009
Net transfers(1)	(1,186,890)	648,677	(431,527)	345,263	132,910
Transfers for policy loans	7,188	(1,084)	612	—	—
Adjustments to net assets allocated to contracts in payment period	(5,490)	(355)	(9,146)	—	—
Contract charges	(29,315)	(22,143)	(21,891)	(427)	(215)
Contract terminations:
Surrender benefits	(4,315,414)	(1,302,375)	(2,556,702)	(26,879)	(22,211)
Death benefits	(759,569)	(382,540)	(429,700)	(32,240)	(38,153)
Increase (decrease) from transactions	(6,048,462)	54,689	(3,180,229)	5,527,029	973,340
Net assets at beginning of year	42,797,010	22,557,752	29,169,455	980,493	404,164
Net assets at end of year	$40,179,259	$25,204,928	$29,240,268	$7,656,796	$1,595,099

Accumulation unit activity
Units outstanding at beginning of year	12,743,523	7,906,049	7,804,987	1,145,945	408,962
Units purchased	88,245	747,346	132,145	6,018,498	1,109,331
Units redeemed	(1,867,356)	(716,360)	(969,944)	(918,969)	(176,020)
Units outstanding at end of year	10,964,412	7,937,035	6,967,188	6,245,474	1,342,273

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	48

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$1,745,771	$221,927	$687,476	$2,709,042	$383,637
Net realized gain (loss) on sales of investments	(2,208,486)	(595,841)	(1,339,773)	(1,757,661)	(355,487)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	6,175,243	998,723	2,277,490	(2,383,804)	784,078
Net increase (decrease) in net assets resulting from operations	5,712,528	624,809	1,625,193	(1,432,423)	812,228

Contract transactions
Contract purchase payments	5,542,181	1,205,052	356,383	104,962	2,142,350
Net transfers(1)	2,912,943	(1,295,870)	140,319	(735,567)	2,235,440
Transfers for policy loans	(1,962)	87	9,900	1,464	—
Adjustments to net assets allocated to contracts in payment period	—	(3,277)	(2,412)	(989)	—
Contract charges	(17,013)	(16,579)	(28,556)	(7,877)	(39,843)
Contract terminations:
Surrender benefits	(5,115,521)	(634,433)	(3,888,027)	(1,451,161)	(895,039)
Death benefits	(1,695,361)	(402,105)	(1,005,473)	(169,649)	(113,550)
Increase (decrease) from transactions	1,625,267	(1,147,125)	(4,417,866)	(2,258,817)	3,329,358
Net assets at beginning of year	70,435,881	15,283,045	40,241,502	15,136,544	16,737,956
Net assets at end of year	$77,773,676	$14,760,729	$37,448,829	$11,445,304	$20,879,542

Accumulation unit activity
Units outstanding at beginning of year	60,973,747	16,021,201	31,983,695	21,992,569	15,337,665
Units purchased	7,482,764	1,469,138	555,913	192,550	4,043,124
Units redeemed	(6,180,698)	(2,679,274)	(4,133,257)	(3,695,312)	(990,321)
Units outstanding at end of year	62,275,813	14,811,065	28,406,351	18,489,807	18,390,468

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

49	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2
Operations
Investment income (loss) — net	$1,818,046	$3,861,747	$155,925	$(784,311)	$(251,861)
Net realized gain (loss) on sales of investments	(1,648,898)	(4,058,384)	(1,965,615)	2,943,503	(314,894)
Distributions from capital gains	—	—	1,517,497	—	—
Net change in unrealized appreciation (depreciation) of investments	376,933	1,532,624	2,830,171	2,590,017	6,370,301
Net increase (decrease) in net assets resulting from operations	546,081	1,335,987	2,537,978	4,749,209	5,803,546

Contract transactions
Contract purchase payments	1,369,996	185,083	657,033	3,742,706	880,078
Net transfers(1)	(3,204,687)	(1,840,322)	(1,365,315)	(694,198)	(1,108,564)
Transfers for policy loans	305	4,602	5,751	(5,945)	—
Adjustments to net assets allocated to contracts in payment period	—	(65,038)	—	—	—
Contract charges	(6,904)	(130,085)	(8,417)	(55,008)	(20,342)
Contract terminations:
Surrender benefits	(1,738,041)	(4,713,530)	(1,729,111)	(5,329,623)	(1,143,491)
Death benefits	(187,389)	(1,050,843)	(314,230)	(632,491)	(440,857)
Increase (decrease) from transactions	(3,766,720)	(7,610,133)	(2,754,289)	(2,974,559)	(1,833,176)
Net assets at beginning of year	24,290,556	51,672,881	22,847,047	73,528,496	20,676,903
Net assets at end of year	$21,069,917	$45,398,735	$22,630,736	$75,303,146	$24,647,273

Accumulation unit activity
Units outstanding at beginning of year	20,991,208	36,009,447	11,996,073	22,715,553	6,721,366
Units purchased	1,185,541	131,443	383,275	1,532,349	384,238
Units redeemed	(4,467,205)	(5,406,974)	(1,768,118)	(2,308,957)	(822,254)
Units outstanding at end of year	17,709,544	30,733,916	10,611,230	21,938,945	6,283,350

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	50

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$(933,840)	$(495,656)	$(446,647)	$219,972	$(672,519)
Net realized gain (loss) on sales of investments	8,496,270	1,697,421	1,344,700	(339,054)	3,033,840
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	25,393,171	13,447,982	2,280,216	885,623	2,848,490
Net increase (decrease) in net assets resulting from operations	32,955,601	14,649,747	3,178,269	766,541	5,209,811

Contract transactions
Contract purchase payments	757,418	1,989,950	2,493,124	1,185,555	4,858,151
Net transfers(1)	(2,813,082)	993,823	(2,179,006)	2,784,264	983,429
Transfers for policy loans	9,063	(16,117)	491	364	(13,839)
Adjustments to net assets allocated to contracts in payment period	(26,431)	—	(4,144)	—	—
Contract charges	(86,688)	(60,425)	(49,394)	(29,012)	(35,881)
Contract terminations:
Surrender benefits	(10,252,308)	(2,438,571)	(1,825,122)	(1,019,712)	(3,445,918)
Death benefits	(992,761)	(825,125)	(553,269)	(149,427)	(3,049,515)
Increase (decrease) from transactions	(13,404,789)	(356,465)	(2,117,320)	2,772,032	(703,573)
Net assets at beginning of year	92,282,015	39,157,361	41,199,490	15,903,225	61,811,468
Net assets at end of year	$111,832,827	$53,450,643	$42,260,439	$19,441,798	$66,317,706

Accumulation unit activity
Units outstanding at beginning of year	47,724,125	10,320,790	14,599,752	15,687,710	15,979,103
Units purchased	349,171	859,255	969,290	3,968,390	1,883,489
Units redeemed	(6,241,809)	(876,936)	(1,664,823)	(1,289,665)	(1,884,911)
Units outstanding at end of year	41,831,487	10,303,109	13,904,219	18,366,435	15,977,681

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

51	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	Del VIP for Inc, Serv Cl	Del VIP Intl, Serv Cl
Operations
Investment income (loss) — net	$(394,615)	$(273,636)	$125,586	$31,863	$134
Net realized gain (loss) on sales of investments	2,640,367	1,030,266	(470,911)	(200)	4,595
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,327,813	4,752,196	1,835,419	49,842	56,561
Net increase (decrease) in net assets resulting from operations	3,573,565	5,508,826	1,490,094	81,505	61,290

Contract transactions
Contract purchase payments	339,704	1,354,947	212,999	477,743	399,259
Net transfers(1)	321,522	1,000,819	57,955	26,938	23,362
Transfers for policy loans	13,379	(160)	345	—	—
Adjustments to net assets allocated to contracts in payment period	(21,491)	—	(17,439)	—	—
Contract charges	(26,325)	(19,450)	(5,359)	(15)	(146)
Contract terminations:
Surrender benefits	(3,669,389)	(1,330,935)	(1,223,614)	(7,909)	(621)
Death benefits	(530,874)	(432,842)	(460,377)	—	—
Increase (decrease) from transactions	(3,573,474)	572,379	(1,435,490)	496,757	421,854
Net assets at beginning of year	43,663,526	23,010,513	12,502,154	395,568	396,261
Net assets at end of year	$43,663,617	$29,091,718	$12,556,758	$973,830	$879,405

Accumulation unit activity
Units outstanding at beginning of year	10,009,941	7,343,765	9,144,724	413,155	432,253
Units purchased	267,858	886,166	408,582	664,381	571,243
Units redeemed	(1,075,445)	(677,232)	(1,421,181)	(165,636)	(146,536)
Units outstanding at end of year	9,202,354	7,552,699	8,132,125	911,900	856,960

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	52

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Serv Cl 2	Fid VIP Energy, Serv Cl 2
Operations
Investment income (loss) — net	$946,725	$5,926,310	$(3,473,208)	$20,843	$28,449
Net realized gain (loss) on sales of investments	(398,678)	(1,059,027)	12,330,432	2,336	7
Distributions from capital gains	158,371	—	17,074,886	—	—
Net change in unrealized appreciation (depreciation) of investments	22,619	3,070,864	101,779,074	71,236	(11,655)
Net increase (decrease) in net assets resulting from operations	729,037	7,938,147	127,711,184	94,415	16,801

Contract transactions
Contract purchase payments	582,531	3,229,648	14,446,728	1,131,540	1,409,677
Net transfers(1)	(874,824)	(4,695,456)	(2,347,041)	157,754	98,711
Transfers for policy loans	(1,995)	(3,688)	(39,299)	—	—
Adjustments to net assets allocated to contracts in payment period	(1,536)	64,663	(111,599)	—	—
Contract charges	(6,926)	(62,994)	(224,574)	(315)	(564)
Contract terminations:
Surrender benefits	(1,210,058)	(7,811,086)	(38,914,780)	(5,487)	(21,528)
Death benefits	(549,189)	(1,471,722)	(9,544,877)	(74,515)	—
Increase (decrease) from transactions	(2,061,997)	(10,750,635)	(36,735,442)	1,208,977	1,486,296
Net assets at beginning of year	17,387,662	83,654,722	416,575,542	589,593	792,121
Net assets at end of year	$16,054,702	$80,842,234	$507,551,284	$1,892,985	$2,295,218

Accumulation unit activity
Units outstanding at beginning of year	15,554,996	57,322,006	133,029,082	616,797	681,049
Units purchased	622,577	2,353,414	5,443,171	1,466,189	1,501,408
Units redeemed	(2,443,142)	(9,365,838)	(15,321,927)	(253,842)	(200,289)
Units outstanding at end of year	13,734,431	50,309,582	123,150,326	1,829,144	1,982,168

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

53	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Serv Cl 2	Fid VIP Intl Cap Appr, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2
Operations
Investment income (loss) — net	$280,544	$570,860	$(58,076)	$(17,562)	$133,013
Net realized gain (loss) on sales of investments	1,407,583	2,823,818	83,582	24,064	(18,143)
Distributions from capital gains	1,452,803	3,550,988	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,153,308	7,618,714	1,717,462	470,802	135,010
Net increase (decrease) in net assets resulting from operations	6,294,238	14,564,380	1,742,968	477,304	249,880

Contract transactions
Contract purchase payments	96,212	4,314,998	5,267,365	2,424,182	5,876,157
Net transfers(1)	(277,373)	1,218,274	304,237	351,409	1,045,113
Transfers for policy loans	(6,449)	2,414	—	(12,314)	—
Adjustments to net assets allocated to contracts in payment period	(39,053)	(117,720)	—	—	—
Contract charges	(10,177)	(68,766)	(1,706)	(482)	(1,009)
Contract terminations:
Surrender benefits	(2,589,572)	(6,601,815)	(39,154)	(31,302)	(120,174)
Death benefits	(677,786)	(1,442,204)	(83,592)	(48,101)	(4,901)
Increase (decrease) from transactions	(3,504,198)	(2,694,819)	5,447,150	2,683,392	6,795,186
Net assets at beginning of year	37,405,330	84,649,201	1,499,012	637,278	816,615
Net assets at end of year	$40,195,370	$96,518,762	$8,689,130	$3,797,974	$7,861,681

Accumulation unit activity
Units outstanding at beginning of year	10,958,490	23,377,712	1,782,995	689,208	858,518
Units purchased	43,116	2,499,565	6,649,889	3,050,436	7,997,827
Units redeemed	(987,263)	(2,461,635)	(1,237,008)	(472,548)	(974,155)
Units outstanding at end of year	10,014,343	23,415,642	7,195,876	3,267,096	7,882,190

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	54

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(206,404)	$(1,819,384)	$10,201	$(38,793)	$5,250,529
Net realized gain (loss) on sales of investments	753,285	1,137,791	160,574	726,833	(1,871,036)
Distributions from capital gains	1,645,337	9,229,636	23,844	101,596	—
Net change in unrealized appreciation (depreciation) of investments	5,763,765	33,456,630	1,384,535	5,812,355	8,724,166
Net increase (decrease) in net assets resulting from operations	7,955,983	42,004,673	1,579,154	6,601,991	12,103,659

Contract transactions
Contract purchase payments	338,964	7,737,631	72,785	351,633	6,981,895
Net transfers(1)	(987,516)	(477,499)	203,875	1,395,479	11,746,750
Transfers for policy loans	(12,625)	(6,287)	(702)	7,084	11,202
Adjustments to net assets allocated to contracts in payment period	(106,185)	(88,932)	(4,218)	(20,606)	(46,060)
Contract charges	(16,618)	(245,541)	(2,365)	(27,135)	(52,502)
Contract terminations:
Surrender benefits	(4,945,050)	(27,680,864)	(543,926)	(3,083,072)	(11,967,581)
Death benefits	(949,620)	(4,729,729)	(124,153)	(307,223)	(3,160,221)
Increase (decrease) from transactions	(6,678,650)	(25,491,221)	(398,704)	(1,683,840)	3,513,483
Net assets at beginning of year	60,814,675	320,728,967	8,317,638	35,279,400	147,369,751
Net assets at end of year	$62,092,008	$337,242,419	$9,498,088	$40,197,551	$162,986,893

Accumulation unit activity
Units outstanding at beginning of year	6,629,881	70,982,436	4,330,413	17,219,181	131,771,278
Units purchased	35,267	2,198,142	129,430	850,427	16,502,194
Units redeemed	(725,856)	(7,421,615)	(320,867)	(1,555,971)	(13,399,563)
Units outstanding at end of year	5,939,292	65,758,963	4,138,976	16,513,637	134,873,909

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

55	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Inc, Cl 4	Frank Mutual Gbl Dis, Cl 4	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$914,912	$2,450,364	$159,638	$6,411	$546,915
Net realized gain (loss) on sales of investments	(2,985,111)	(904,621)	(36,630)	188	(864,981)
Distributions from capital gains	—	3,740,594	248,183	22,719	5,180,275
Net change in unrealized appreciation (depreciation) of investments	6,568,447	(1,010,665)	(53,868)	28,654	2,218,631
Net increase (decrease) in net assets resulting from operations	4,498,248	4,275,672	317,323	57,972	7,080,840

Contract transactions
Contract purchase payments	442,728	358,428	2,997,611	295,544	498,978
Net transfers(1)	(1,492,222)	3,098,268	422,913	11,385	(624,762)
Transfers for policy loans	16,748	(7,880)	—	—	14,492
Adjustments to net assets allocated to contracts in payment period	(23,292)	(723)	—	—	(9,354)
Contract charges	(39,731)	(25,855)	(582)	(33)	(37,173)
Contract terminations:
Surrender benefits	(4,587,081)	(5,757,736)	(118,612)	(2,232)	(5,109,510)
Death benefits	(819,158)	(1,170,400)	(60,855)	—	(597,871)
Increase (decrease) from transactions	(6,502,008)	(3,505,898)	3,240,475	304,664	(5,865,200)
Net assets at beginning of year	48,212,512	59,977,508	2,476,105	133,837	61,099,068
Net assets at end of year	$46,208,752	$60,747,282	$6,033,903	$496,473	$62,314,708

Accumulation unit activity
Units outstanding at beginning of year	22,063,546	41,039,929	2,560,573	134,234	26,190,555
Units purchased	223,061	2,635,031	4,131,800	290,145	316,910
Units redeemed	(3,179,123)	(4,991,638)	(887,622)	(3,408)	(2,779,631)
Units outstanding at end of year	19,107,484	38,683,322	5,804,751	420,971	23,727,834

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	56

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Cap Val, Cl 4	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Multi-Strategy Alt, Serv
Operations
Investment income (loss) — net	$(487,776)	$(13,172)	$150,892	$505,261	$61,573
Net realized gain (loss) on sales of investments	(2,761,847)	(14,187)	(204,389)	(35,465)	(631)
Distributions from capital gains	6,292,755	112,914	2,549,056	—	—
Net change in unrealized appreciation (depreciation) of investments	9,177,480	197,295	7,840,328	116,023	(8,404)
Net increase (decrease) in net assets resulting from operations	12,220,612	282,850	10,335,887	585,819	52,538

Contract transactions
Contract purchase payments	938,198	1,641,599	469,796	118,551	647,995
Net transfers(1)	(1,334,694)	69,983	(824,586)	(17,288)	13,619
Transfers for policy loans	(7,730)	—	(19,270)	95	—
Adjustments to net assets allocated to contracts in payment period	(14,013)	—	(95,593)	(235)	—
Contract charges	(58,303)	(219)	(96,894)	(3,037)	(63)
Contract terminations:
Surrender benefits	(9,326,492)	(20,357)	(8,509,403)	(418,753)	(23,100)
Death benefits	(1,623,521)	(36,979)	(1,327,830)	(110,672)	—
Increase (decrease) from transactions	(11,426,555)	1,654,027	(10,403,780)	(431,339)	638,451
Net assets at beginning of year	113,286,298	1,191,677	106,671,178	9,492,903	387,108
Net assets at end of year	$114,080,355	$3,128,554	$106,603,285	$9,647,383	$1,078,097

Accumulation unit activity
Units outstanding at beginning of year	25,397,806	1,205,405	15,315,665	10,136,404	401,252
Units purchased	293,290	1,931,125	66,874	368,795	976,904
Units redeemed	(3,034,682)	(297,741)	(1,518,676)	(797,647)	(326,209)
Units outstanding at end of year	22,656,414	2,838,789	13,863,863	9,707,552	1,051,947

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

57	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT Sm Cap Eq Insights, Serv	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$7,128	$1,300	$(178,754)	$(99,018)	$(336,176)
Net realized gain (loss) on sales of investments	(59,121)	3,582	974,884	(20,315)	(491,258)
Distributions from capital gains	—	—	—	264,510	927,174
Net change in unrealized appreciation (depreciation) of investments	788,875	120,930	17,585,883	3,787,309	12,561,760
Net increase (decrease) in net assets resulting from operations	736,882	125,812	18,382,013	3,932,486	12,661,500

Contract transactions
Contract purchase payments	37,118	556,775	358,921	54,097	159,988
Net transfers(1)	(81,715)	59,437	(2,776,771)	(227,470)	(1,125,146)
Transfers for policy loans	(2,110)	—	7,852	(12,569)	(930)
Adjustments to net assets allocated to contracts in payment period	(2,293)	—	(97,335)	(1,998)	(186)
Contract charges	(1,279)	(73)	(125,941)	(4,026)	(101,620)
Contract terminations:
Surrender benefits	(254,249)	(6,288)	(6,893,522)	(836,635)	(3,133,887)
Death benefits	(38,748)	(42,007)	(860,778)	(76,854)	(559,335)
Increase (decrease) from transactions	(343,276)	567,844	(10,387,574)	(1,105,455)	(4,761,116)
Net assets at beginning of year	4,208,768	314,234	85,875,174	10,393,050	33,926,383
Net assets at end of year	$4,602,374	$1,007,890	$93,869,613	$13,220,081	$41,826,767

Accumulation unit activity
Units outstanding at beginning of year	974,690	330,457	26,351,558	3,864,463	13,038,300
Units purchased	7,842	778,900	109,251	16,910	183,023
Units redeemed	(81,313)	(207,053)	(2,999,669)	(364,831)	(1,679,877)
Units outstanding at end of year	901,219	902,304	23,461,140	3,516,542	11,541,446

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	58

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Core Plus Bond, Ser II	Invesco VI Dis Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$(318,742)	$610,999	$(342,839)	$49,862	$(132,483)
Net realized gain (loss) on sales of investments	(2,135,605)	3,511,727	153,797	(708)	(480,650)
Distributions from capital gains	—	10,464,407	1,525,363	—	—
Net change in unrealized appreciation (depreciation) of investments	3,975,794	(4,788,714)	11,415,882	92,712	2,403,706
Net increase (decrease) in net assets resulting from operations	1,521,447	9,798,419	12,752,203	141,866	1,790,573

Contract transactions
Contract purchase payments	1,658,017	2,425,627	295,397	3,025,793	94,747
Net transfers(1)	(2,090,187)	(1,590,476)	(237,978)	245,034	20,718
Transfers for policy loans	(1,329)	17,299	35,058	—	6,035
Adjustments to net assets allocated to contracts in payment period	(22,170)	(30,777)	(78,405)	—	(9,494)
Contract charges	(12,008)	(176,080)	(29,801)	(176)	(7,925)
Contract terminations:
Surrender benefits	(3,132,385)	(8,313,996)	(4,906,245)	(43,505)	(1,118,807)
Death benefits	(952,689)	(1,850,318)	(993,425)	—	(251,932)
Increase (decrease) from transactions	(4,552,751)	(9,518,721)	(5,915,399)	3,227,146	(1,266,658)
Net assets at beginning of year	32,128,877	95,536,227	61,007,102	366,409	15,420,735
Net assets at end of year	$29,097,573	$95,815,925	$67,843,906	$3,735,421	$15,944,650

Accumulation unit activity
Units outstanding at beginning of year	26,236,118	27,918,335	13,894,125	387,399	12,594,030
Units purchased	1,604,350	1,005,802	68,600	3,703,474	192,342
Units redeemed	(5,324,161)	(3,610,555)	(1,278,681)	(309,336)	(1,177,897)
Units outstanding at end of year	22,516,307	25,313,582	12,684,044	3,781,537	11,608,475

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

59	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser II
Operations
Investment income (loss) — net	$(92,024)	$194,038	$67,781	$(338,583)	$(1,133,806)
Net realized gain (loss) on sales of investments	(512,514)	186,887	70,051	13,689	(1,198,088)
Distributions from capital gains	—	1,444,228	797,691	27,829	13,436,243
Net change in unrealized appreciation (depreciation) of investments	1,720,511	(478,989)	(235,363)	6,143,135	21,378,963
Net increase (decrease) in net assets resulting from operations	1,115,973	1,346,164	700,160	5,846,070	32,483,312

Contract transactions
Contract purchase payments	84,546	122,113	83,814	324,258	2,129,132
Net transfers(1)	(185,962)	(694,976)	(726,726)	(607,288)	(4,613,298)
Transfers for policy loans	(1,039)	4,557	660	(6,712)	8,331
Adjustments to net assets allocated to contracts in payment period	—	(11,646)	(4,305)	(9,793)	(47,988)
Contract charges	(6,547)	(10,774)	(6,472)	(33,367)	(66,312)
Contract terminations:
Surrender benefits	(770,433)	(1,614,520)	(1,029,073)	(3,438,061)	(7,820,569)
Death benefits	(42,968)	(336,142)	(158,464)	(384,103)	(2,263,305)
Increase (decrease) from transactions	(922,403)	(2,541,388)	(1,840,566)	(4,155,066)	(12,674,009)
Net assets at beginning of year	9,954,252	18,878,172	10,597,641	36,629,567	103,292,568
Net assets at end of year	$10,147,822	$17,682,948	$9,457,235	$38,320,571	$123,101,871

Accumulation unit activity
Units outstanding at beginning of year	8,247,175	7,439,427	4,379,034	19,003,021	37,551,702
Units purchased	149,876	67,284	34,509	220,718	665,299
Units redeemed	(877,421)	(1,065,058)	(789,405)	(2,215,843)	(4,655,928)
Units outstanding at end of year	7,519,630	6,441,653	3,624,138	17,007,896	33,561,073

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	60

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$(1,150,235)	$(302,952)	$(11,607)	$(42,159)	$(190,627)
Net realized gain (loss) on sales of investments	(3,807,098)	(865,319)	(251,042)	229,679	(703,243)
Distributions from capital gains	—	—	154,713	—	—
Net change in unrealized appreciation (depreciation) of investments	14,001,482	1,636,808	561,374	13,919,391	9,090,869
Net increase (decrease) in net assets resulting from operations	9,044,149	468,537	453,438	14,106,911	8,196,999

Contract transactions
Contract purchase payments	783,164	307,915	96,919	3,319,533	153,179
Net transfers(1)	1,593,976	(1,255,884)	(153,317)	2,974,602	352,722
Transfers for policy loans	17,861	3,404	—	(20,095)	(2,855)
Adjustments to net assets allocated to contracts in payment period	76,127	(23,104)	11,648	(17,006)	(3,735)
Contract charges	(160,009)	(19,351)	(1,614)	(43,928)	(27,647)
Contract terminations:
Surrender benefits	(11,206,104)	(3,870,832)	(224,719)	(6,274,306)	(2,199,604)
Death benefits	(2,684,603)	(271,522)	(178,618)	(1,210,875)	(284,818)
Increase (decrease) from transactions	(11,579,588)	(5,129,374)	(449,701)	(1,272,075)	(2,012,758)
Net assets at beginning of year	126,018,115	36,734,266	2,295,030	85,386,232	18,661,976
Net assets at end of year	$123,482,676	$32,073,429	$2,298,767	$98,221,068	$24,846,217

Accumulation unit activity
Units outstanding at beginning of year	85,983,628	11,723,563	1,596,828	23,898,490	8,033,146
Units purchased	1,883,080	103,196	61,958	1,754,561	186,760
Units redeemed	(9,674,331)	(1,772,329)	(351,948)	(2,180,886)	(889,830)
Units outstanding at end of year	78,192,377	10,054,430	1,306,838	23,472,165	7,330,076

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

61	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Forty, Serv
Operations
Investment income (loss) — net	$(19,311)	$936,227	$(103,896)	$1,460,489	$(12,079)
Net realized gain (loss) on sales of investments	4,058	826,589	231,609	(1,158,227)	12,967
Distributions from capital gains	—	—	1,082,670	—	—
Net change in unrealized appreciation (depreciation) of investments	654,579	14,202,594	988,480	1,897,360	411,040
Net increase (decrease) in net assets resulting from operations	639,326	15,965,410	2,198,863	2,199,622	411,928

Contract transactions
Contract purchase payments	1,820,825	10,830,370	71,688	2,681,680	1,138,832
Net transfers(1)	536,403	3,121,125	(81,903)	7,051,266	429,266
Transfers for policy loans	—	1,288	(6,665)	1,887	—
Adjustments to net assets allocated to contracts in payment period	—	389,266	(6,417)	(5,907)	—
Contract charges	(541)	(42,816)	(5,231)	(15,785)	(707)
Contract terminations:
Surrender benefits	(36,042)	(7,763,226)	(1,138,309)	(3,845,022)	(29,601)
Death benefits	(41,736)	(4,106,614)	(269,519)	(985,909)	—
Increase (decrease) from transactions	2,278,909	2,429,393	(1,436,356)	4,882,210	1,537,790
Net assets at beginning of year	489,639	113,815,583	13,771,867	49,951,385	477,226
Net assets at end of year	$3,407,874	$132,210,386	$14,534,374	$57,033,217	$2,426,944

Accumulation unit activity
Units outstanding at beginning of year	609,554	88,215,273	5,342,739	49,715,333	550,417
Units purchased	2,734,257	10,819,265	25,553	9,598,342	1,511,491
Units redeemed	(414,428)	(9,423,362)	(540,306)	(4,852,431)	(30,732)
Units outstanding at end of year	2,929,383	89,611,176	4,827,986	54,461,244	2,031,176

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	62

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Emer Mkts Eq, Serv	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$(239,033)	$114,585	$(493,139)	$10,671	$(116,244)
Net realized gain (loss) on sales of investments	522,945	311,872	1,023,542	525	(338,719)
Distributions from capital gains	—	—	—	—	609,672
Net change in unrealized appreciation (depreciation) of investments	11,337,753	1,379,979	17,126,752	19,309	812,664
Net increase (decrease) in net assets resulting from operations	11,621,665	1,806,436	17,657,155	30,505	967,373

Contract transactions
Contract purchase payments	1,650,598	1,056,454	378,346	304,997	238,620
Net transfers(1)	702,170	(32,911)	1,947,267	19,056	(917,873)
Transfers for policy loans	(1,578)	6,773	5,342	—	—
Adjustments to net assets allocated to contracts in payment period	(17,951)	(9,386)	(8,339)	—	—
Contract charges	(11,512)	(9,261)	(48,035)	(61)	(5,300)
Contract terminations:
Surrender benefits	(1,957,281)	(1,545,008)	(3,436,331)	(11,276)	(752,141)
Death benefits	(296,193)	(139,211)	(821,164)	(10,681)	(1,151,142)
Increase (decrease) from transactions	68,253	(672,550)	(1,982,914)	302,035	(2,587,836)
Net assets at beginning of year	22,289,861	19,075,426	43,310,938	41,692	11,621,587
Net assets at end of year	$33,979,779	$20,209,312	$58,985,179	$374,232	$10,001,124

Accumulation unit activity
Units outstanding at beginning of year	9,650,007	10,668,442	15,712,470	43,344	8,730,609
Units purchased	900,228	1,016,717	880,373	423,834	176,065
Units redeemed	(955,521)	(1,163,712)	(1,430,297)	(135,639)	(2,073,123)
Units outstanding at end of year	9,594,714	10,521,447	15,162,546	331,539	6,833,551

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

63	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Lord Abt Bond Debenture, Cl VC	Lord Abt Short Dur Inc, Cl VC	LVIP JPM US Eq, Serv Cl(2)	MFS Gbl Real Est, Serv Cl	MFS Intl Gro, Serv Cl
Operations
Investment income (loss) — net	$140,215	$329,240	$(68)	$(3,320)	$1,611
Net realized gain (loss) on sales of investments	3,217	3,076	7,272	(12,434)	(16,685)
Distributions from capital gains	—	—	16,823	50,027	62,895
Net change in unrealized appreciation (depreciation) of investments	954	(85,833)	479,290	51,704	138,423
Net increase (decrease) in net assets resulting from operations	144,386	246,483	503,317	85,977	186,244

Contract transactions
Contract purchase payments	2,050,225	6,076,160	64,875	517,860	1,895,254
Net transfers(1)	238,760	322,618	3,276,923	76,575	341,042
Transfers for policy loans	—	—	—	—	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(181)	(615)	(1,748)	(277)	(327)
Contract terminations:
Surrender benefits	(41,362)	(205,693)	(19,001)	(3,413)	(14,365)
Death benefits	(43,199)	(5,018)	(5,394)	(41,481)	(42,739)
Increase (decrease) from transactions	2,204,243	6,187,452	3,315,655	549,264	2,178,865
Net assets at beginning of year	887,185	2,272,940	—	394,109	596,758
Net assets at end of year	$3,235,814	$8,706,875	$3,818,972	$1,029,350	$2,961,867

Accumulation unit activity
Units outstanding at beginning of year	935,199	2,325,756	—	483,095	610,660
Units purchased	2,537,100	7,982,880	3,301,977	812,119	2,390,983
Units redeemed	(235,721)	(1,743,435)	(23,389)	(147,036)	(321,708)
Units outstanding at end of year	3,236,578	8,565,201	3,278,588	1,148,178	2,679,935

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	64

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Research Intl, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$(569,959)	$(249,386)	$(943)	$3,228,424	$(592,822)
Net realized gain (loss) on sales of investments	355,600	(1,593,620)	3,375	2,454,215	(14,104,439)
Distributions from capital gains	3,515,571	—	—	7,654,458	—
Net change in unrealized appreciation (depreciation) of investments	10,417,133	5,499,874	106,861	(18,558,050)	35,215,699
Net increase (decrease) in net assets resulting from operations	13,718,345	3,656,868	109,293	(5,220,953)	20,518,438

Contract transactions
Contract purchase payments	404,279	204,068	1,140,993	2,662,775	3,275,137
Net transfers(1)	(2,023,300)	26,809	196,489	(6,036,041)	(874,578)
Transfers for policy loans	(5,317)	184	—	17,236	19,310
Adjustments to net assets allocated to contracts in payment period	(104,603)	(17,473)	—	8,527	(9,005)
Contract charges	(31,208)	(18,993)	(485)	(79,670)	(31,501)
Contract terminations:
Surrender benefits	(5,103,739)	(2,144,205)	(12,872)	(13,095,261)	(3,839,304)
Death benefits	(788,515)	(211,549)	(35,613)	(2,517,699)	(643,990)
Increase (decrease) from transactions	(7,652,403)	(2,161,159)	1,288,512	(19,040,133)	(2,103,931)
Net assets at beginning of year	63,984,791	28,557,521	423,375	153,187,598	48,221,137
Net assets at end of year	$70,050,733	$30,053,230	$1,821,180	$128,926,512	$66,635,644

Accumulation unit activity
Units outstanding at beginning of year	29,550,481	8,687,944	438,816	35,725,316	19,127,522
Units purchased	231,267	115,926	1,523,620	673,877	1,555,529
Units redeemed	(3,358,394)	(729,494)	(269,384)	(5,524,467)	(2,162,085)
Units outstanding at end of year	26,423,354	8,074,376	1,693,052	30,874,726	18,520,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

65	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$123,494	$(67,009)	$(143,163)	$(83,720)	$927,616
Net realized gain (loss) on sales of investments	(492,275)	(391,905)	270,513	(149,885)	(1,496,328)
Distributions from capital gains	—	—	248,900	—	—
Net change in unrealized appreciation (depreciation) of investments	1,457,208	1,341,067	3,126,696	1,279,047	3,939,797
Net increase (decrease) in net assets resulting from operations	1,088,427	882,153	3,502,946	1,045,442	3,371,085

Contract transactions
Contract purchase payments	115,145	59,189	1,305,620	453,883	1,330,749
Net transfers(1)	(320,503)	(405,274)	216,708	254,144	(1,022,525)
Transfers for policy loans	5,738	1,615	7,304	18	7,729
Adjustments to net assets allocated to contracts in payment period	(2,549)	9,751	—	(49)	13,380
Contract charges	(13,196)	(9,039)	(5,843)	(1,987)	(45,914)
Contract terminations:
Surrender benefits	(1,028,621)	(628,292)	(897,546)	(368,237)	(4,458,273)
Death benefits	(143,854)	(164,661)	(210,042)	(180,492)	(845,225)
Increase (decrease) from transactions	(1,387,840)	(1,136,711)	416,201	157,280	(5,020,079)
Net assets at beginning of year	12,631,559	7,668,536	13,471,303	7,542,087	51,711,024
Net assets at end of year	$12,332,146	$7,413,978	$17,390,450	$8,744,809	$50,062,030

Accumulation unit activity
Units outstanding at beginning of year	10,342,018	5,709,340	4,438,590	6,788,245	28,885,610
Units purchased	137,066	62,128	585,460	767,157	798,944
Units redeemed	(1,254,409)	(862,844)	(466,518)	(647,892)	(3,512,243)
Units outstanding at end of year	9,224,675	4,908,624	4,557,532	6,907,510	26,172,311

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	66

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB
Operations
Investment income (loss) — net	$57,816	$1,371,278	$(131,328)	$(80,558)	$(2,195)
Net realized gain (loss) on sales of investments	(422,247)	(1,214,974)	34,344	39,639	4,144
Distributions from capital gains	—	—	1,794,273	—	—
Net change in unrealized appreciation (depreciation) of investments	975,568	2,498,188	146,844	1,616,454	206,343
Net increase (decrease) in net assets resulting from operations	611,137	2,654,492	1,844,133	1,575,535	208,292

Contract transactions
Contract purchase payments	34,832	4,163,667	2,167,064	83,484	1,813,230
Net transfers(1)	19,302	5,219,629	(504,586)	208,269	329,305
Transfers for policy loans	888	2,088	(7,296)	(2,333)	—
Adjustments to net assets allocated to contracts in payment period	(422)	—	(7,689)	(2,170)	—
Contract charges	(1,362)	(14,861)	(15,764)	(6,466)	(291)
Contract terminations:
Surrender benefits	(217,268)	(3,822,401)	(1,712,827)	(915,558)	(13,269)
Death benefits	(642,904)	(739,302)	(441,058)	(55,389)	(59,782)
Increase (decrease) from transactions	(806,934)	4,808,820	(522,156)	(690,163)	2,069,193
Net assets at beginning of year	5,604,815	52,772,850	23,142,670	9,302,570	274,802
Net assets at end of year	$5,409,018	$60,236,162	$24,464,647	$10,187,942	$2,552,287

Accumulation unit activity
Units outstanding at beginning of year	4,495,446	54,368,697	5,651,631	4,961,061	269,952
Units purchased	484,700	9,884,784	1,163,426	155,280	2,346,093
Units redeemed	(1,094,053)	(5,028,443)	(754,885)	(493,935)	(475,310)
Units outstanding at end of year	3,886,093	59,225,038	6,060,172	4,622,406	2,140,735

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

67	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Sus Fut, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl
Operations
Investment income (loss) — net	$16,728	$(4,308)	$(367,667)	$(107,922)	$(84,984)
Net realized gain (loss) on sales of investments	(10,269)	3,197	1,207,144	493,134	(115,970)
Distributions from capital gains	166,739	—	2,195,371	988,753	—
Net change in unrealized appreciation (depreciation) of investments	516,026	233,836	13,009,176	5,768,083	1,880,305
Net increase (decrease) in net assets resulting from operations	689,224	232,725	16,044,024	7,142,048	1,679,351

Contract transactions
Contract purchase payments	4,305,556	1,394,095	238,843	2,013,995	82,426
Net transfers(1)	626,543	19,412	(242,132)	(289,434)	(157,623)
Transfers for policy loans	—	—	26,707	16,646	(1,221)
Adjustments to net assets allocated to contracts in payment period	—	—	(96,073)	(7,038)	(6,821)
Contract charges	(747)	(165)	(30,491)	(16,189)	(3,131)
Contract terminations:
Surrender benefits	(59,191)	(2,197)	(4,935,557)	(2,116,482)	(845,428)
Death benefits	(170,576)	—	(1,321,037)	(329,049)	(27,841)
Increase (decrease) from transactions	4,701,585	1,411,145	(6,359,740)	(727,551)	(959,639)
Net assets at beginning of year	1,755,770	26,657	67,887,266	29,066,321	10,011,437
Net assets at end of year	$7,146,579	$1,670,527	$77,571,550	$35,480,818	$10,731,149

Accumulation unit activity
Units outstanding at beginning of year	1,743,796	29,184	13,259,614	7,391,621	1,702,158
Units purchased	5,259,731	2,267,262	47,457	2,431,573	13,195
Units redeemed	(800,746)	(801,216)	(1,170,502)	(965,527)	(166,007)
Units outstanding at end of year	6,202,781	1,495,230	12,136,569	8,857,667	1,549,346

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	68

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(189,531)	$157,749	$(314,762)	$(7,560,892)	$(3,897,971)
Net realized gain (loss) on sales of investments	(1,341,600)	320,155	(438,280)	49,793,135	31,974,076
Distributions from capital gains	—	685,181	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,801,129	757,797	3,273,418	71,488,050	35,201,396
Net increase (decrease) in net assets resulting from operations	269,998	1,920,882	2,520,376	113,720,293	63,277,501

Contract transactions
Contract purchase payments	131,440	56,331	1,301,837	32,651,390	3,850,156
Net transfers(1)	(1,998,064)	(76,581)	1,226,441	(39,984,129)	(15,196,666)
Transfers for policy loans	(1,697)	1,714	(2,669)	170,766	37,372
Adjustments to net assets allocated to contracts in payment period	—	(16,928)	—	(45,534)	—
Contract charges	(6,227)	(3,509)	(9,147)	(3,829,829)	(2,153,271)
Contract terminations:
Surrender benefits	(1,405,938)	(745,427)	(2,652,483)	(49,989,037)	(33,928,750)
Death benefits	(158,822)	(109,126)	(269,345)	(8,879,020)	(2,310,888)
Increase (decrease) from transactions	(3,439,308)	(893,526)	(405,366)	(69,905,393)	(49,702,047)
Net assets at beginning of year	20,670,965	10,107,318	27,791,285	745,332,291	417,888,455
Net assets at end of year	$17,501,655	$11,134,674	$29,906,295	$789,147,191	$431,463,909

Accumulation unit activity
Units outstanding at beginning of year	25,465,571	2,165,547	28,069,668	353,189,740	195,567,016
Units purchased	178,817	24,530	3,006,810	18,094,606	2,560,531
Units redeemed	(4,440,088)	(197,135)	(3,394,366)	(47,596,582)	(24,241,294)
Units outstanding at end of year	21,204,300	1,992,942	27,682,112	323,687,764	173,886,253

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

69	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(4,578,937)	$(2,882,039)	$(2,182,104)	$(3,436,923)	$(5,460,446)
Net realized gain (loss) on sales of investments	4,254,856	7,694,859	1,368,065	3,091,411	269,554
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	31,660,461	16,195,936	24,240,754	44,368,796	39,819,965
Net increase (decrease) in net assets resulting from operations	31,336,380	21,008,756	23,426,715	44,023,284	34,629,073

Contract transactions
Contract purchase payments	8,166,753	320,318	532,955	5,572,904	4,563,801
Net transfers(1)	10,997,395	4,418,656	13,153,740	(2,215,445)	3,814,012
Transfers for policy loans	11,871	23,233	5,755	430	9,307
Adjustments to net assets allocated to contracts in payment period	(102,471)	—	(7,387)	(48,964)	(22,191)
Contract charges	(4,040,948)	(2,198,473)	(3,689,270)	(5,563,555)	(9,487,020)
Contract terminations:
Surrender benefits	(48,298,066)	(34,489,089)	(8,688,265)	(12,266,638)	(47,983,167)
Death benefits	(13,226,081)	(8,565,114)	(1,843,881)	(1,520,336)	(7,879,842)
Increase (decrease) from transactions	(46,491,547)	(40,490,469)	(536,353)	(16,041,604)	(56,985,100)
Net assets at beginning of year	453,757,110	309,416,320	209,643,363	338,221,212	548,638,965
Net assets at end of year	$438,601,943	$289,934,607	$232,533,725	$366,202,892	$526,282,938

Accumulation unit activity
Units outstanding at beginning of year	364,057,563	246,692,247	196,285,934	289,530,601	510,679,345
Units purchased	17,778,123	3,756,888	12,801,416	8,101,797	20,238,693
Units redeemed	(54,207,584)	(35,085,576)	(13,249,793)	(21,267,259)	(72,611,913)
Units outstanding at end of year	327,628,102	215,363,559	195,837,557	276,365,139	458,306,125

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	70

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(11,005,252)	$(99,076,462)	$(111,900,425)	$(63,252,979)	$(46,408,888)
Net realized gain (loss) on sales of investments	20,715,314	229,224,709	335,899,978	212,565,035	297,810,487
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	82,228,480	1,142,663,417	955,847,612	563,163,625	300,048,867
Net increase (decrease) in net assets resulting from operations	91,938,542	1,272,811,664	1,179,847,165	712,475,681	551,450,466

Contract transactions
Contract purchase payments	4,253,569	16,997,454	39,585,097	103,983,427	5,870,450
Net transfers(1)	3,700,351	(44,268,591)	(97,982,335)	166,516,439	18,870,169
Transfers for policy loans	(36,262)	23,015	(32,011)	95,890	277,045
Adjustments to net assets allocated to contracts in payment period	(109,678)	(162,610)	125,895	(248,808)	—
Contract charges	(17,804,686)	(167,389,262)	(186,915,793)	(70,644,546)	(37,759,131)
Contract terminations:
Surrender benefits	(71,911,628)	(468,345,058)	(742,849,567)	(525,716,853)	(438,989,203)
Death benefits	(17,895,736)	(57,454,157)	(102,235,394)	(96,818,316)	(97,920,141)
Increase (decrease) from transactions	(99,804,070)	(720,599,209)	(1,090,304,108)	(422,832,767)	(549,650,811)
Net assets at beginning of year	1,094,440,598	9,852,364,491	11,208,243,941	6,245,287,406	4,942,959,274
Net assets at end of year	$1,086,575,070	$10,404,576,946	$11,297,786,998	$6,534,930,320	$4,944,758,929

Accumulation unit activity
Units outstanding at beginning of year	938,364,051	7,214,937,167	8,355,741,886	3,731,168,083	2,930,321,505
Units purchased	41,678,760	144,870,290	201,381,194	170,978,714	15,466,745
Units redeemed	(125,097,080)	(650,335,568)	(1,000,784,915)	(411,250,196)	(325,677,645)
Units outstanding at end of year	854,945,731	6,709,471,889	7,556,338,165	3,490,896,601	2,620,110,605

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

71	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2
Operations
Investment income (loss) — net	$(20,960,851)	$(12,100,878)	$(10,408,643)	$(7,942,928)	$216,561
Net realized gain (loss) on sales of investments	147,698,640	104,020,729	32,101,439	44,602,183	(340,520)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	145,760,560	76,870,038	69,654,283	36,847,861	867,894
Net increase (decrease) in net assets resulting from operations	272,498,349	168,789,889	91,347,079	73,507,116	743,935

Contract transactions
Contract purchase payments	61,894,499	8,230,838	23,155,088	940,661	1,713,619
Net transfers(1)	(143,626,507)	(42,412,202)	702,773	(1,678,269)	1,177,268
Transfers for policy loans	18,112	(56,140)	24,494	31,030	217
Adjustments to net assets allocated to contracts in payment period	(284,558)	—	97,739	—	—
Contract charges	(10,164,166)	(5,809,035)	(8,258,053)	(5,572,457)	(20,118)
Contract terminations:
Surrender benefits	(161,080,249)	(120,676,822)	(81,860,321)	(77,927,394)	(812,477)
Death benefits	(21,473,704)	(12,078,084)	(29,800,483)	(24,983,666)	(281,115)
Increase (decrease) from transactions	(274,716,573)	(172,801,445)	(95,938,763)	(109,190,095)	1,777,394
Net assets at beginning of year	2,119,615,610	1,312,157,046	1,025,805,453	843,639,695	13,251,918
Net assets at end of year	$2,117,397,386	$1,308,145,490	$1,021,213,769	$807,956,716	$15,773,247

Accumulation unit activity
Units outstanding at beginning of year	1,127,205,675	689,542,042	712,620,514	581,044,419	12,422,804
Units purchased	33,287,609	4,101,012	24,284,852	1,719,630	2,889,972
Units redeemed	(170,157,107)	(89,694,891)	(88,903,304)	(74,218,300)	(1,202,813)
Units outstanding at end of year	990,336,177	603,948,163	648,002,062	508,545,749	14,109,963

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	72

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$(120,269)	$(163,432)	$13,132	$(272,347)	$199,847
Net realized gain (loss) on sales of investments	748,111	2,339,928	(235,214)	(504,829)	(68,098)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,590,503	1,604,860	2,765,971	4,829,890	3,307,113
Net increase (decrease) in net assets resulting from operations	2,218,345	3,781,356	2,543,889	4,052,714	3,438,862

Contract transactions
Contract purchase payments	308,256	64,362	603,522	879,142	1,171,799
Net transfers(1)	141,470	(415,677)	2,515,960	(793,183)	25,853
Transfers for policy loans	(2,598)	14,494	101	(12,045)	206
Adjustments to net assets allocated to contracts in payment period	—	(5,067)	—	—	—
Contract charges	(11,342)	(34,499)	(25,835)	(24,852)	(19,659)
Contract terminations:
Surrender benefits	(1,140,605)	(2,139,909)	(629,930)	(1,755,503)	(1,199,746)
Death benefits	(115,909)	(329,214)	(66,588)	(385,586)	(1,256,475)
Increase (decrease) from transactions	(820,728)	(2,845,510)	2,397,230	(2,092,027)	(1,278,022)
Net assets at beginning of year	10,090,334	17,356,032	15,089,897	31,851,194	22,303,750
Net assets at end of year	$11,487,951	$18,291,878	$20,031,016	$33,811,881	$24,464,590

Accumulation unit activity
Units outstanding at beginning of year	3,470,422	6,635,410	10,608,988	20,431,865	18,872,159
Units purchased	155,049	64,719	1,989,708	609,605	1,222,459
Units redeemed	(414,687)	(1,036,963)	(469,595)	(1,899,321)	(2,229,111)
Units outstanding at end of year	3,210,784	5,663,166	12,129,101	19,142,149	17,865,507

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

73	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Operations
Investment income (loss) — net	$(155,988)	$(113,552)	$(399,920)	$(2,990,686)	$(34,054,592)
Net realized gain (loss) on sales of investments	(37,569)	85,675	3,168,574	1,525,315	34,522,187
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,033,088	1,041,619	1,825,394	29,951,884	505,577,431
Net increase (decrease) in net assets resulting from operations	839,531	1,013,742	4,594,048	28,486,513	506,045,026

Contract transactions
Contract purchase payments	1,238,627	553,396	294,428	4,049,696	10,175,065
Net transfers(1)	539,253	(431,385)	307,913	12,398,063	48,374,854
Transfers for policy loans	114	83	688	888	6,319
Adjustments to net assets allocated to contracts in payment period	—	—	(36,954)	(18,962)	—
Contract charges	(25,566)	(18,999)	(93,595)	(4,598,699)	(59,981,855)
Contract terminations:
Surrender benefits	(622,049)	(346,015)	(4,039,812)	(17,781,399)	(130,090,437)
Death benefits	(401,515)	(135,771)	(858,101)	(3,709,241)	(19,298,932)
Increase (decrease) from transactions	728,864	(378,691)	(4,425,433)	(9,659,654)	(150,814,986)
Net assets at beginning of year	14,255,621	10,580,861	47,331,726	282,912,330	3,322,897,778
Net assets at end of year	$15,824,016	$11,215,912	$47,500,341	$301,739,189	$3,678,127,818

Accumulation unit activity
Units outstanding at beginning of year	5,632,415	4,738,678	13,574,106	252,348,696	2,536,094,482
Units purchased	852,830	346,019	203,454	15,315,517	61,144,997
Units redeemed	(579,120)	(487,825)	(1,412,610)	(23,303,952)	(170,434,576)
Units outstanding at end of year	5,906,125	4,596,872	12,364,950	244,360,261	2,426,804,903

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	74

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(17,726,277)	$(1,363,411)	$(594,273)	$416,229
Net realized gain (loss) on sales of investments	17,764,885	(12,786,089)	(4,504,542)	(416,284)
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	214,728,450	43,103,918	20,328,679	869,057
Net increase (decrease) in net assets resulting from operations	214,767,058	28,954,418	15,229,864	869,002

Contract transactions
Contract purchase payments	13,516,603	1,662,663	1,693,652	741,534
Net transfers(1)	13,214,019	(2,828,592)	(1,623,359)	(1,009,065)
Transfers for policy loans	4,828	20,803	37,508	—
Adjustments to net assets allocated to contracts in payment period	(45,475)	(63,492)	(961)	—
Contract charges	(28,927,465)	(132,939)	(106,862)	(2,839)
Contract terminations:
Surrender benefits	(79,373,918)	(13,570,909)	(9,289,644)	(579,588)
Death benefits	(14,727,649)	(1,836,252)	(1,390,360)	(98,765)
Increase (decrease) from transactions	(96,339,057)	(16,748,718)	(10,680,026)	(948,723)
Net assets at beginning of year	1,742,584,184	147,223,126	100,085,453	10,760,413
Net assets at end of year	$1,861,012,185	$159,428,826	$104,635,291	$10,680,692

Accumulation unit activity
Units outstanding at beginning of year	1,428,098,853	36,059,676	33,274,331	9,922,168
Units purchased	29,652,615	413,855	600,682	764,069
Units redeemed	(105,059,139)	(4,047,204)	(3,815,336)	(1,650,086)
Units outstanding at end of year	1,352,692,329	32,426,327	30,059,677	9,036,151

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

75	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$142,208	$2,188,721	$(1,303,215)	$166,546	$(79,939)
Net realized gain (loss) on sales of investments	(28,618)	(1,010,065)	776,459	1,768,871	97,795
Distributions from capital gains	3,139,433	—	15,968,884	12,145,689	909,965
Net change in unrealized appreciation or depreciation of investments	(5,489,637)	(12,857,394)	(61,013,424)	(18,467,069)	(4,060,706)
Net increase (decrease) in net assets resulting from operations	(2,236,614)	(11,678,738)	(45,571,296)	(4,385,963)	(3,132,885)

Contract transactions
Contract purchase payments	374,778	794,409	9,800,639	1,650,583	167,881
Net transfers(1)	(709,184)	440,699	1,762,249	(1,226,808)	(395,358)
Transfers for policy loans	—	63,479	(21,020)	26,820	3,180
Adjustments to net assets allocated to contracts in payment period	—	17,261	(19,615)	(32,913)	(3,297)
Contract charges	(3,260)	(87,519)	(37,958)	(49,846)	(5,953)
Contract terminations:
Surrender benefits	(312,302)	(5,156,878)	(5,613,469)	(5,224,981)	(539,449)
Death benefits	(72,875)	(803,608)	(1,354,978)	(809,134)	(41,232)
Increase (decrease) from transactions	(722,843)	(4,732,157)	4,515,848	(5,666,279)	(814,228)
Net assets at beginning of year	11,850,275	81,262,397	152,637,108	82,839,832	11,644,531
Net assets at end of year	$8,890,818	$64,851,502	$111,581,660	$72,787,590	$7,697,418

Accumulation unit activity
Units outstanding at beginning of year	8,157,136	46,915,184	24,174,740	23,359,333	3,296,179
Units purchased	321,215	1,067,618	2,769,575	687,049	214,742
Units redeemed	(872,477)	(4,250,150)	(1,895,865)	(2,277,584)	(446,110)
Units outstanding at end of year	7,605,874	43,732,652	25,048,450	21,768,798	3,064,811

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	76

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$(44,954)	$615,803	$(407,766)	$(832,274)	$1,442,504
Net realized gain (loss) on sales of investments	259,390	(1,960,227)	1,051,444	(1,311,579)	575,843
Distributions from capital gains	2,388,319	—	8,285,164	14,078,742	—
Net change in unrealized appreciation or depreciation of investments	(6,902,765)	(1,966,346)	(20,592,127)	(53,586,450)	2,724,142
Net increase (decrease) in net assets resulting from operations	(4,300,010)	(3,310,770)	(11,663,285)	(41,651,561)	4,742,489

Contract transactions
Contract purchase payments	88,733	254,857	279,313	2,516,798	1,981,619
Net transfers(1)	(356,660)	69,717	(1,323,374)	(4,800,626)	8,562,234
Transfers for policy loans	2,775	9,174	2,854	(2,893)	(48,961)
Adjustments to net assets allocated to contracts in payment period	(45,065)	(12,721)	(9,933)	(17,277)	(6,657)
Contract charges	(12,909)	(26,452)	(26,936)	(40,517)	(17,424)
Contract terminations:
Surrender benefits	(1,185,691)	(1,692,720)	(4,096,433)	(5,517,350)	(2,107,384)
Death benefits	(477,661)	(336,868)	(292,262)	(1,152,712)	(507,579)
Increase (decrease) from transactions	(1,986,478)	(1,735,013)	(5,466,771)	(9,014,577)	7,855,848
Net assets at beginning of year	24,847,988	26,282,686	55,857,530	122,034,800	29,707,330
Net assets at end of year	$18,561,500	$21,236,903	$38,727,474	$71,368,662	$42,305,667

Accumulation unit activity
Units outstanding at beginning of year	6,569,790	14,752,496	11,268,737	21,888,208	31,011,401
Units purchased	28,257	439,801	87,309	665,638	9,450,037
Units redeemed	(636,051)	(1,586,024)	(1,402,397)	(2,844,276)	(2,416,151)
Units outstanding at end of year	5,961,996	13,606,273	9,953,649	19,709,570	38,045,287

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

77	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$45,913	$84,259	$475,999	$(401,601)	$370,007
Net realized gain (loss) on sales of investments	13,397	194,577	800,709	1,489,143	1,274,836
Distributions from capital gains	1,089,967	2,839,164	5,462,523	4,903,698	2,350,156
Net change in unrealized appreciation or depreciation of investments	(3,504,847)	(9,223,938)	(7,748,949)	(25,033,247)	(4,107,048)
Net increase (decrease) in net assets resulting from operations	(2,355,570)	(6,105,938)	(1,009,718)	(19,042,007)	(112,049)

Contract transactions
Contract purchase payments	49,678	389,288	1,164,764	305,072	204,558
Net transfers(1)	(276,579)	(800,640)	1,361,593	(2,052,296)	549,723
Transfers for policy loans	13,579	7,263	(5,274)	4,677	10,778
Adjustments to net assets allocated to contracts in payment period	(4,477)	(12,256)	(17,418)	(12,484)	(32,185)
Contract charges	(1,711)	(13,197)	(22,173)	(29,468)	(5,987)
Contract terminations:
Surrender benefits	(443,512)	(1,620,099)	(3,312,634)	(2,696,279)	(2,188,984)
Death benefits	(89,691)	(186,154)	(681,070)	(373,386)	(821,000)
Increase (decrease) from transactions	(752,713)	(2,235,795)	(1,512,212)	(4,854,164)	(2,283,097)
Net assets at beginning of year	9,340,897	24,399,573	42,770,667	60,002,069	30,851,432
Net assets at end of year	$6,232,614	$16,057,840	$40,248,737	$36,105,898	$28,456,286

Accumulation unit activity
Units outstanding at beginning of year	3,596,752	8,507,169	12,840,911	9,890,390	6,246,189
Units purchased	31,847	300,313	904,355	107,930	157,472
Units redeemed	(411,230)	(1,199,601)	(1,296,791)	(1,101,470)	(625,307)
Units outstanding at end of year	3,217,369	7,607,881	12,448,475	8,896,850	5,778,354

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	78

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Val, Cl II	BlackRock Adv SMID Cap VI, Cl III(2)	BlackRock Global Alloc, Cl III	BNY Mellon Sus US Eq, Serv(2)	Calvert VP EAFE Intl Index, Cl F(2)
Operations
Investment income (loss) — net	$1,735,204	$4,664	$(819,874)	$(787)	$33,613
Net realized gain (loss) on sales of investments	5,557,263	1,253	(2,095,170)	44	(3,636)
Distributions from capital gains	13,909,387	949	1,214,202	—	—
Net change in unrealized appreciation or depreciation of investments	(22,297,262)	(6,063)	(13,871,502)	(11,064)	42,862
Net increase (decrease) in net assets resulting from operations	(1,095,408)	803	(15,572,344)	(11,807)	72,839

Contract transactions
Contract purchase payments	6,042,443	310,263	4,599,452	221,217	895,949
Net transfers(1)	13,949,806	19,104	(3,124,386)	30,769	247,476
Transfers for policy loans	11,175	—	5,905	—	—
Adjustments to net assets allocated to contracts in payment period	(35,782)	—	(37,409)	—	—
Contract charges	(92,065)	—	(30,937)	—	(5)
Contract terminations:
Surrender benefits	(14,224,174)	(1,017)	(4,474,486)	(983)	(2,643)
Death benefits	(2,603,179)	—	(1,831,584)	—	(132,163)
Increase (decrease) from transactions	3,048,224	328,350	(4,893,445)	251,003	1,008,614
Net assets at beginning of year	178,572,777	—	92,142,404	—	—
Net assets at end of year	$180,525,593	$329,153	$71,676,615	$239,196	$1,081,453

Accumulation unit activity
Units outstanding at beginning of year	49,692,087	—	51,484,473	—	—
Units purchased	6,148,586	436,827	2,898,244	299,009	1,765,105
Units redeemed	(4,813,565)	(95,679)	(6,151,305)	(41,494)	(659,188)
Units outstanding at end of year	51,027,108	341,148	48,231,412	257,515	1,105,917

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

79	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Calvert VP Nasdaq 100 Index, Cl F(2)	Calv VP Russ 2000 Sm Cap Ind, Cl F(2)	Calvert VP SRI Bal, Cl F(2)	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I
Operations
Investment income (loss) — net	$(3,107)	$4,768	$1,813	$69,475	$(155,813)
Net realized gain (loss) on sales of investments	(4,696)	3,329	(355)	491,566	40,967
Distributions from capital gains	70,382	114,902	20,156	1,980,801	329,186
Net change in unrealized appreciation or depreciation of investments	(220,325)	(120,591)	(22,071)	(6,571,833)	(6,760,632)
Net increase (decrease) in net assets resulting from operations	(157,746)	2,408	(457)	(4,029,991)	(6,546,292)

Contract transactions
Contract purchase payments	1,911,220	1,198,665	211,466	97,487	131,645
Net transfers(1)	180,676	353,589	115,799	(700,217)	(251,724)
Transfers for policy loans	—	—	—	15,969	3,397
Adjustments to net assets allocated to contracts in payment period	—	—	—	(4,520)	(5,289)
Contract charges	(5)	(5)	—	(17,783)	(12,637)
Contract terminations:
Surrender benefits	(5,090)	(3,675)	(379)	(1,542,082)	(913,437)
Death benefits	—	(76,336)	—	(236,252)	(113,298)
Increase (decrease) from transactions	2,086,801	1,472,238	326,886	(2,387,398)	(1,161,343)
Net assets at beginning of year	—	—	—	25,774,563	22,500,291
Net assets at end of year	$1,929,055	$1,474,646	$326,429	$19,357,174	$14,792,656

Accumulation unit activity
Units outstanding at beginning of year	—	—	—	9,171,894	4,823,672
Units purchased	2,796,161	2,091,584	344,273	114,757	96,089
Units redeemed	(523,203)	(537,118)	(171)	(1,062,132)	(418,869)
Units outstanding at end of year	2,272,958	1,554,466	344,102	8,224,519	4,500,892

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	80

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Bal, Cl 2	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$(472,632)	$(5,667,745)	$5,833,334	$(1,273,410)	$(470,093)
Net realized gain (loss) on sales of investments	(227,249)	24,498,994	(55,742)	6,181,148	1,794,592
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(7,170,091)	(129,741,871)	(4,757,238)	(32,995,668)	(11,093,525)
Net increase (decrease) in net assets resulting from operations	(7,869,972)	(110,910,622)	1,020,354	(28,087,930)	(9,769,026)

Contract transactions
Contract purchase payments	42,986,134	3,542,582	2,153,928	7,874,497	5,137,343
Net transfers(1)	3,888,612	4,408,714	11,329,932	(317,296)	(260,574)
Transfers for policy loans	103	17,147	(2,002)	(7,687)	(22,176)
Adjustments to net assets allocated to contracts in payment period	—	296,144	—	(39,802)	—
Contract charges	(43,375)	(273,506)	(6,380)	(78,319)	(22,217)
Contract terminations:
Surrender benefits	(2,124,799)	(35,968,511)	(706,770)	(7,137,984)	(2,026,375)
Death benefits	(770,924)	(14,866,758)	(182,473)	(1,604,944)	(321,547)
Increase (decrease) from transactions	43,935,751	(42,844,188)	12,586,235	(1,311,535)	2,484,454
Net assets at beginning of year	25,050,636	643,716,370	11,016,155	143,414,084	48,058,472
Net assets at end of year	$61,116,415	$489,961,560	$24,622,744	$114,014,619	$40,773,900

Accumulation unit activity
Units outstanding at beginning of year	23,655,714	198,848,512	15,751,668	46,001,392	10,167,995
Units purchased	49,938,527	3,453,074	15,232,875	3,672,388	1,356,448
Units redeemed	(3,504,403)	(19,132,512)	(1,075,892)	(4,044,175)	(796,152)
Units outstanding at end of year	70,089,838	183,169,074	29,908,651	45,629,605	10,728,291

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

81	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2
Operations
Investment income (loss) — net	$(3,375,895)	$(977,074)	$(3,765,145)	$312,186	$(552,174)
Net realized gain (loss) on sales of investments	24,205,485	2,602,411	24,998,900	(601,079)	(2,671,843)
Distributions from capital gains	—	—	—	—	15,667,877
Net change in unrealized appreciation or depreciation of investments	(99,350,460)	(3,445,190)	(30,525,369)	(1,910,395)	(35,663,985)
Net increase (decrease) in net assets resulting from operations	(78,520,870)	(1,819,853)	(9,291,614)	(2,199,288)	(23,220,125)

Contract transactions
Contract purchase payments	1,997,005	12,393,416	2,683,512	690,398	4,207,838
Net transfers(1)	(5,401,646)	11,091,874	7,145,549	(1,669,446)	2,439,086
Transfers for policy loans	171,170	3,167	66,030	1,451	1,960
Adjustments to net assets allocated to contracts in payment period	(554,688)	22,910	(183,194)	(292)	(320)
Contract charges	(304,458)	(32,626)	(308,861)	(3,696)	(23,595)
Contract terminations:
Surrender benefits	(22,098,187)	(4,433,179)	(28,595,190)	(594,151)	(1,664,074)
Death benefits	(4,725,042)	(2,154,880)	(6,111,367)	(153,871)	(1,197,484)
Increase (decrease) from transactions	(30,915,846)	16,890,682	(25,303,521)	(1,729,607)	3,763,411
Net assets at beginning of year	411,738,866	82,698,647	432,847,667	13,330,036	66,168,764
Net assets at end of year	$302,302,150	$97,769,476	$398,252,532	$9,401,141	$46,712,050

Accumulation unit activity
Units outstanding at beginning of year	105,497,931	27,966,385	112,747,565	11,854,409	37,967,701
Units purchased	826,015	8,683,971	3,196,762	709,305	5,078,657
Units redeemed	(10,003,753)	(2,665,847)	(9,489,113)	(2,475,528)	(2,580,483)
Units outstanding at end of year	96,320,193	33,984,509	106,455,214	10,088,186	40,465,875

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	82

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(806,813)	$188,742	$1,257,673	$184,719	$354,288
Net realized gain (loss) on sales of investments	(2,316,586)	(250,545)	(2,513,583)	—	522
Distributions from capital gains	24,565,511	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(60,150,237)	(1,404,133)	(7,067,054)	1	(521)
Net increase (decrease) in net assets resulting from operations	(38,708,125)	(1,465,936)	(8,322,964)	184,720	354,289

Contract transactions
Contract purchase payments	964,679	824,785	261,920	25,787,765	2,151,673
Net transfers(1)	(1,628,758)	(163,986)	(1,223,664)	46,647,080	49,565,781
Transfers for policy loans	35,009	(4,755)	7,657	(32,950)	86,066
Adjustments to net assets allocated to contracts in payment period	(29,039)	(538)	(36,106)	(939)	(39,240)
Contract charges	(82,321)	(1,634)	(80,218)	(51,785)	(110,550)
Contract terminations:
Surrender benefits	(5,791,803)	(483,626)	(4,084,429)	(16,608,776)	(25,148,879)
Death benefits	(965,320)	(34,475)	(1,081,580)	(2,769,800)	(1,643,778)
Increase (decrease) from transactions	(7,497,553)	135,771	(6,236,420)	52,970,595	24,861,073
Net assets at beginning of year	117,349,831	9,990,569	59,978,891	93,665,809	110,389,769
Net assets at end of year	$71,144,153	$8,660,404	$45,419,507	$146,821,124	$135,605,131

Accumulation unit activity
Units outstanding at beginning of year	35,030,758	9,728,691	35,881,569	102,600,310	101,435,080
Units purchased	468,941	1,359,419	448,867	80,477,527	49,367,346
Units redeemed	(3,577,942)	(1,224,728)	(4,515,493)	(22,312,827)	(25,023,448)
Units outstanding at end of year	31,921,757	9,863,382	31,814,943	160,765,010	125,778,978

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

83	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$1,889,448	$5,413,130	$1,031,752	$3,414,818	$1,098,411
Net realized gain (loss) on sales of investments	(869,098)	(1,817,490)	(720,948)	(3,440,918)	(2,018,034)
Distributions from capital gains	339,391	915,434	920,474	2,846,426	39,458
Net change in unrealized appreciation or depreciation of investments	(7,669,178)	(21,720,233)	(4,372,608)	(12,976,127)	(11,521,960)
Net increase (decrease) in net assets resulting from operations	(6,309,437)	(17,209,159)	(3,141,330)	(10,155,801)	(12,402,125)

Contract transactions
Contract purchase payments	3,301,995	649,744	2,160,179	387,315	6,606,695
Net transfers(1)	(2,828,034)	(5,302,494)	17,609	(3,282,378)	(4,117,760)
Transfers for policy loans	(508)	16,040	44	21,241	1,354
Adjustments to net assets allocated to contracts in payment period	—	(139,155)	—	(19,109)	(4,654)
Contract charges	(13,109)	(84,088)	(6,161)	(121,675)	(23,592)
Contract terminations:
Surrender benefits	(2,908,626)	(10,518,713)	(1,558,524)	(6,720,879)	(3,559,432)
Death benefits	(430,592)	(2,540,791)	(475,653)	(1,712,716)	(1,156,283)
Increase (decrease) from transactions	(2,878,874)	(17,919,457)	137,494	(11,448,201)	(2,253,672)
Net assets at beginning of year	54,018,550	153,394,467	27,880,687	94,708,370	70,443,904
Net assets at end of year	$44,830,239	$118,265,851	$24,876,851	$73,104,368	$55,788,107

Accumulation unit activity
Units outstanding at beginning of year	28,937,529	50,238,066	15,561,618	37,713,907	50,375,027
Units purchased	2,199,693	245,183	1,588,221	192,779	5,487,916
Units redeemed	(3,922,672)	(6,692,808)	(1,509,601)	(5,174,657)	(7,192,260)
Units outstanding at end of year	27,214,550	43,790,441	15,640,238	32,732,029	48,670,683

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	84

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$5,201,809	$(938,991)	$(1,044,931)	$(420,578)	$(5,000,673)
Net realized gain (loss) on sales of investments	(6,693,335)	4,153,707	11,421,930	(179,976)	27,057,275
Distributions from capital gains	162,126	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(50,380,220)	(39,339,907)	(62,192,739)	(6,797,145)	(134,908,925)
Net increase (decrease) in net assets resulting from operations	(51,709,620)	(36,125,191)	(51,815,740)	(7,397,699)	(112,852,323)

Contract transactions
Contract purchase payments	1,211,600	9,281,988	720,111	27,806,126	4,627,024
Net transfers(1)	(11,175,330)	(560,254)	(4,262,390)	5,811,381	6,990,579
Transfers for policy loans	23,534	10,028	81,034	(4,693)	28,464
Adjustments to net assets allocated to contracts in payment period	(196,640)	—	9,088	—	(131,300)
Contract charges	(296,414)	(50,877)	(95,703)	(37,693)	(214,291)
Contract terminations:
Surrender benefits	(19,991,335)	(6,571,245)	(9,490,856)	(945,553)	(31,274,221)
Death benefits	(5,751,004)	(1,347,936)	(1,737,024)	(1,798,098)	(8,541,080)
Increase (decrease) from transactions	(36,175,589)	761,704	(14,775,740)	30,831,470	(28,514,825)
Net assets at beginning of year	306,148,076	111,804,561	168,058,077	26,666,812	595,822,984
Net assets at end of year	$218,262,867	$76,441,074	$101,466,597	$50,100,583	$454,455,836

Accumulation unit activity
Units outstanding at beginning of year	145,682,426	19,442,602	47,378,391	23,421,479	149,902,952
Units purchased	679,319	2,460,104	275,581	34,300,427	4,624,360
Units redeemed	(19,968,864)	(2,272,901)	(5,538,876)	(3,212,803)	(12,701,261)
Units outstanding at end of year	126,392,881	19,629,805	42,115,096	54,509,103	141,826,051

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

85	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Eq, Cl 2(2)
Operations
Investment income (loss) — net	$(340,949)	$166,870	$(97,858)	$(113,945)	$(988)
Net realized gain (loss) on sales of investments	(614,318)	(925,853)	(629,293)	22,823	(1)
Distributions from capital gains	—	360,214	2,359,032	3,886,452	—
Net change in unrealized appreciation or depreciation of investments	(4,022,767)	(4,164,409)	(7,532,070)	(13,610,610)	(605)
Net increase (decrease) in net assets resulting from operations	(4,978,034)	(4,563,178)	(5,900,189)	(9,815,280)	(1,594)

Contract transactions
Contract purchase payments	9,329,578	361,923	3,369,015	577,845	457,621
Net transfers(1)	8,580,789	(1,815,943)	229,971	(400,204)	47,034
Transfers for policy loans	135	1,537	1,833	24,946	—
Adjustments to net assets allocated to contracts in payment period	(2,942)	(31,753)	(9,150)	(58,805)	—
Contract charges	(35,024)	(4,583)	(15,991)	(36,194)	—
Contract terminations:
Surrender benefits	(5,011,715)	(626,523)	(2,208,292)	(3,206,067)	(2,290)
Death benefits	(1,278,178)	(289,881)	(495,888)	(673,956)	—
Increase (decrease) from transactions	11,582,643	(2,405,223)	871,498	(3,772,435)	502,365
Net assets at beginning of year	68,214,833	17,455,802	36,106,115	63,000,318	—
Net assets at end of year	$74,819,442	$10,487,401	$31,077,424	$49,412,603	$500,771

Accumulation unit activity
Units outstanding at beginning of year	59,734,656	12,912,109	19,064,237	32,569,313	—
Units purchased	17,952,113	388,063	2,549,420	553,605	546,371
Units redeemed	(7,212,263)	(2,453,779)	(2,134,430)	(2,853,850)	(2,412)
Units outstanding at end of year	70,474,506	10,846,393	19,479,227	30,269,068	543,959

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	86

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$(624,396)	$(433,602)	$(319,817)	$(671,354)	$(440,605)
Net realized gain (loss) on sales of investments	1,357,236	2,166,655	809,082	5,548,971	1,773,792
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,286,835)	(2,971,233)	(13,093,566)	(34,474,655)	(6,048,888)
Net increase (decrease) in net assets resulting from operations	(1,553,995)	(1,238,180)	(12,604,301)	(29,597,038)	(4,715,701)

Contract transactions
Contract purchase payments	8,009,042	483,492	3,356,055	440,027	4,506,691
Net transfers(1)	7,597,107	7,979,887	(865,146)	(1,963,149)	1,224,063
Transfers for policy loans	2,722	11,512	384	37,235	2,429
Adjustments to net assets allocated to contracts in payment period	—	(14,009)	(2,224)	(67,560)	13,243
Contract charges	(24,497)	(26,006)	(16,277)	(43,176)	(16,824)
Contract terminations:
Surrender benefits	(1,983,934)	(3,001,118)	(1,532,775)	(4,840,881)	(3,059,544)
Death benefits	(1,068,817)	(461,468)	(552,138)	(878,705)	(725,326)
Increase (decrease) from transactions	12,531,623	4,972,290	387,879	(7,316,209)	1,944,732
Net assets at beginning of year	53,745,295	47,197,400	39,277,433	95,790,870	42,970,852
Net assets at end of year	$64,722,923	$50,931,510	$27,061,011	$58,877,623	$40,199,883

Accumulation unit activity
Units outstanding at beginning of year	13,935,613	12,549,129	9,970,269	22,031,826	11,772,759
Units purchased	4,382,575	2,408,390	1,259,531	177,362	1,940,736
Units redeemed	(880,040)	(982,341)	(1,169,449)	(2,321,088)	(1,363,503)
Units outstanding at end of year	17,438,148	13,975,178	10,060,351	19,888,100	12,349,992

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

87	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 2(2)	Col VP Sm Cap Val, Cl 2(2)
Operations
Investment income (loss) — net	$(408,017)	$(257,276)	$(273,218)	$(3,560)	$(797)
Net realized gain (loss) on sales of investments	2,983,886	572,425	1,868,177	(1,941)	(117)
Distributions from capital gains	—	—	—	78,475	13,005
Net change in unrealized appreciation or depreciation of investments	(7,757,129)	(4,305,135)	(7,188,560)	(148,640)	(14,221)
Net increase (decrease) in net assets resulting from operations	(5,181,260)	(3,989,986)	(5,593,601)	(75,666)	(2,130)

Contract transactions
Contract purchase payments	307,263	2,780,640	275,219	1,021,775	373,959
Net transfers(1)	1,890,954	1,096,694	1,056,758	40,720	32,549
Transfers for policy loans	3,697	1,116	6,028	(5,279)	—
Adjustments to net assets allocated to contracts in payment period	(9,236)	(378)	12,574	—	—
Contract charges	(32,367)	(11,518)	(22,656)	—	—
Contract terminations:
Surrender benefits	(3,116,464)	(767,514)	(1,997,793)	(1,057)	(214)
Death benefits	(818,593)	(165,821)	(605,886)	—	—
Increase (decrease) from transactions	(1,774,746)	2,933,219	(1,275,756)	1,056,159	406,294
Net assets at beginning of year	49,753,016	23,614,519	36,038,812	—	—
Net assets at end of year	$42,797,010	$22,557,752	$29,169,455	$980,493	$404,164

Accumulation unit activity
Units outstanding at beginning of year	13,270,259	6,958,810	8,094,303	—	—
Units purchased	640,532	1,419,683	372,168	1,215,979	495,827
Units redeemed	(1,167,268)	(472,444)	(661,484)	(70,034)	(86,865)
Units outstanding at end of year	12,743,523	7,906,049	7,804,987	1,145,945	408,962

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	88

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$1,172,298	$105,611	$496,157	$2,287,425	$325,110
Net realized gain (loss) on sales of investments	(1,721,440)	(550,839)	(1,027,877)	(845,935)	(333,270)
Distributions from capital gains	3,020,369	—	—	—	468,460
Net change in unrealized appreciation or depreciation of investments	(12,414,191)	(2,024,095)	(7,308,581)	309,591	(3,640,655)
Net increase (decrease) in net assets resulting from operations	(9,942,964)	(2,469,323)	(7,840,301)	1,751,081	(3,180,355)

Contract transactions
Contract purchase payments	6,955,517	1,483,762	232,170	270,876	2,575,347
Net transfers(1)	(1,261,792)	190,826	(2,385,764)	1,872,725	(132,064)
Transfers for policy loans	1,768	97	54,600	(2,469)	477
Adjustments to net assets allocated to contracts in payment period	—	(3,637)	(2,183)	(625)	—
Contract charges	(16,625)	(8,417)	(31,620)	(9,190)	(15,869)
Contract terminations:
Surrender benefits	(3,859,768)	(1,306,046)	(3,991,793)	(1,240,367)	(846,291)
Death benefits	(1,081,783)	(101,485)	(1,141,493)	(110,858)	(272,556)
Increase (decrease) from transactions	737,317	255,100	(7,266,083)	780,092	1,309,044
Net assets at beginning of year	79,641,528	17,497,268	55,347,886	12,605,371	18,609,267
Net assets at end of year	$70,435,881	$15,283,045	$40,241,502	$15,136,544	$16,737,956

Accumulation unit activity
Units outstanding at beginning of year	60,276,816	15,497,441	37,438,717	21,049,825	14,285,794
Units purchased	6,616,252	4,072,639	221,992	2,914,705	2,541,492
Units redeemed	(5,919,321)	(3,548,879)	(5,677,014)	(1,971,961)	(1,489,621)
Units outstanding at end of year	60,973,747	16,021,201	31,983,695	21,992,569	15,337,665

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

89	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2
Operations
Investment income (loss) — net	$954,369	$2,115,702	$68,019	$(768,209)	$(271,439)
Net realized gain (loss) on sales of investments	(631,159)	(2,323,507)	(576,410)	1,923,040	(256,199)
Distributions from capital gains	530,824	1,093,085	5,062,963	—	—
Net change in unrealized appreciation or depreciation of investments	(6,538,002)	(13,171,199)	(12,201,392)	(6,743,666)	(15,236,331)
Net increase (decrease) in net assets resulting from operations	(5,683,968)	(12,285,919)	(7,646,820)	(5,588,835)	(15,763,969)

Contract transactions
Contract purchase payments	2,354,436	188,305	1,223,135	5,673,237	1,872,549
Net transfers(1)	1,098,167	(67,013)	1,058,526	1,956,204	(2,608,649)
Transfers for policy loans	4,116	(722)	2,924	147	—
Adjustments to net assets allocated to contracts in payment period	—	(27,115)	—	—	—
Contract charges	(4,505)	(145,828)	(7,426)	(36,274)	(14,984)
Contract terminations:
Surrender benefits	(964,207)	(4,659,949)	(1,356,768)	(2,854,866)	(1,130,854)
Death benefits	(349,836)	(1,292,451)	(273,019)	(1,112,394)	(483,009)
Increase (decrease) from transactions	2,138,171	(6,004,773)	647,372	3,626,054	(2,364,947)
Net assets at beginning of year	27,836,353	69,963,573	29,846,495	75,491,277	38,805,819
Net assets at end of year	$24,290,556	$51,672,881	$22,847,047	$73,528,496	$20,676,903

Accumulation unit activity
Units outstanding at beginning of year	19,577,477	39,790,907	11,722,729	21,551,495	7,330,264
Units purchased	2,747,186	443,935	1,129,339	2,457,961	543,763
Units redeemed	(1,333,455)	(4,225,395)	(855,995)	(1,293,903)	(1,152,661)
Units outstanding at end of year	20,991,208	36,009,447	11,996,073	22,715,553	6,721,366

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	90

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$(980,443)	$(456,897)	$(428,849)	$(31,170)	$(645,997)
Net realized gain (loss) on sales of investments	7,850,696	1,382,753	906,669	(406,780)	2,380,932
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(46,637,263)	(16,183,427)	(3,048,274)	(2,195,831)	(4,142,747)
Net increase (decrease) in net assets resulting from operations	(39,767,010)	(15,257,571)	(2,570,454)	(2,633,781)	(2,407,812)

Contract transactions
Contract purchase payments	767,611	3,643,127	6,403,658	1,906,494	6,015,599
Net transfers(1)	(3,451,136)	1,118,760	2,942,378	23,722	2,625,877
Transfers for policy loans	(14,820)	(3,818)	888	(198)	4,500
Adjustments to net assets allocated to contracts in payment period	(17,022)	—	(4,394)	—	—
Contract charges	(90,887)	(38,270)	(21,042)	(9,118)	(23,451)
Contract terminations:
Surrender benefits	(8,212,984)	(1,547,708)	(1,373,965)	(1,080,758)	(5,003,008)
Death benefits	(1,106,385)	(668,304)	(818,135)	(240,875)	(350,801)
Increase (decrease) from transactions	(12,125,623)	2,503,787	7,129,388	599,267	3,268,716
Net assets at beginning of year	144,174,648	51,911,145	36,640,556	17,937,739	60,950,564
Net assets at end of year	$92,282,015	$39,157,361	$41,199,490	$15,903,225	$61,811,468

Accumulation unit activity
Units outstanding at beginning of year	53,190,388	9,637,766	12,160,785	15,052,422	14,888,026
Units purchased	390,040	1,373,998	3,299,533	2,597,960	2,493,206
Units redeemed	(5,856,303)	(690,974)	(860,566)	(1,962,672)	(1,402,129)
Units outstanding at end of year	47,724,125	10,320,790	14,599,752	15,687,710	15,979,103

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

91	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	Del VIP for Inc, Serv Cl(2)	Del VIP Intl, Serv Cl(2)
Operations
Investment income (loss) — net	$(395,757)	$(272,056)	$64,689	$(907)	$(1,244)
Net realized gain (loss) on sales of investments	2,357,760	1,209,535	(459,866)	(81)	(2,842)
Distributions from capital gains	—	—	1,068,972	—	—
Net change in unrealized appreciation or depreciation of investments	(3,644,519)	(9,170,157)	(3,197,647)	2,097	(3,979)
Net increase (decrease) in net assets resulting from operations	(1,682,516)	(8,232,678)	(2,523,852)	1,109	(8,065)

Contract transactions
Contract purchase payments	344,704	1,796,284	357,282	379,576	356,897
Net transfers(1)	2,287,214	563,369	(518,351)	15,030	47,624
Transfers for policy loans	5,010	(1,245)	444	—	—
Adjustments to net assets allocated to contracts in payment period	(21,929)	—	(18,411)	—	—
Contract charges	(26,431)	(12,804)	(5,499)	—	—
Contract terminations:
Surrender benefits	(2,993,043)	(1,415,128)	(827,121)	(147)	(195)
Death benefits	(407,167)	(528,079)	(199,214)	—	—
Increase (decrease) from transactions	(811,642)	402,397	(1,210,870)	394,459	404,326
Net assets at beginning of year	46,157,684	30,840,794	16,236,876	—	—
Net assets at end of year	$43,663,526	$23,010,513	$12,502,154	$395,568	$396,261

Accumulation unit activity
Units outstanding at beginning of year	10,177,816	7,226,922	10,018,715	—	—
Units purchased	725,254	783,033	373,493	704,473	702,066
Units redeemed	(893,129)	(666,190)	(1,247,484)	(291,318)	(269,813)
Units outstanding at end of year	10,009,941	7,343,765	9,144,724	413,155	432,253

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	92

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Serv Cl 2(2)	Fid VIP Energy, Serv Cl 2(2)
Operations
Investment income (loss) — net	$929,495	$3,099,165	$(3,451,361)	$6,752	$8,596
Net realized gain (loss) on sales of investments	(11,154)	(642,798)	11,536,196	(30)	43
Distributions from capital gains	15,948	—	23,241,274	—	—
Net change in unrealized appreciation or depreciation of investments	(2,418,917)	(5,565,569)	(196,028,409)	8,550	17,812
Net increase (decrease) in net assets resulting from operations	(1,484,628)	(3,109,202)	(164,702,300)	15,272	26,451

Contract transactions
Contract purchase payments	1,578,986	2,937,367	15,760,354	564,081	629,260
Net transfers(1)	3,173,994	12,313,920	(14,768,194)	10,590	139,752
Transfers for policy loans	4,538	3,685	5,063	—	(2,567)
Adjustments to net assets allocated to contracts in payment period	(1,820)	(45,426)	(76,920)	—	—
Contract charges	(6,510)	(65,740)	(224,639)	—	—
Contract terminations:
Surrender benefits	(742,655)	(6,337,571)	(32,800,620)	(350)	(775)
Death benefits	(141,206)	(1,428,548)	(5,069,240)	—	—
Increase (decrease) from transactions	3,865,327	7,377,687	(37,174,196)	574,321	765,670
Net assets at beginning of year	15,006,963	79,386,237	618,452,038	—	—
Net assets at end of year	$17,387,662	$83,654,722	$416,575,542	$589,593	$792,121

Accumulation unit activity
Units outstanding at beginning of year	12,269,192	52,306,854	143,617,443	—	—
Units purchased	4,088,243	10,367,578	4,662,425	754,314	691,113
Units redeemed	(802,439)	(5,352,426)	(15,250,786)	(137,517)	(10,064)
Units outstanding at end of year	15,554,996	57,322,006	133,029,082	616,797	681,049

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

93	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Serv Cl 2(2)	Fid VIP Intl Cap Appr, Serv Cl 2(2)	Fid VIP Invest Gr, Serv Cl 2(2)
Operations
Investment income (loss) — net	$282,645	$530,668	$(4,729)	$(1,622)	$15,475
Net realized gain (loss) on sales of investments	1,166,756	3,043,891	(7,846)	(1,578)	(272)
Distributions from capital gains	773,681	1,780,139	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,676,180)	(11,014,936)	(111,443)	9,180	(21,269)
Net increase (decrease) in net assets resulting from operations	(2,453,098)	(5,660,238)	(124,018)	5,980	(6,066)

Contract transactions
Contract purchase payments	175,302	1,408,436	1,446,646	581,275	619,525
Net transfers(1)	(109,063)	730,912	182,316	50,603	203,594
Transfers for policy loans	28,779	13,118	—	—	—
Adjustments to net assets allocated to contracts in payment period	(38,599)	(144,608)	—	—	—
Contract charges	(9,855)	(68,162)	—	—	—
Contract terminations:
Surrender benefits	(2,508,731)	(5,893,481)	(5,932)	(580)	(438)
Death benefits	(397,058)	(1,406,347)	—	—	—
Increase (decrease) from transactions	(2,859,225)	(5,360,132)	1,623,030	631,298	822,681
Net assets at beginning of year	42,717,653	95,669,571	—	—	—
Net assets at end of year	$37,405,330	$84,649,201	$1,499,012	$637,278	$816,615

Accumulation unit activity
Units outstanding at beginning of year	11,781,550	24,392,241	—	—	—
Units purchased	86,303	1,055,246	1,787,833	696,592	926,505
Units redeemed	(909,363)	(2,069,775)	(4,838)	(7,384)	(67,987)
Units outstanding at end of year	10,958,490	23,377,712	1,782,995	689,208	858,518

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	94

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(283,104)	$(2,293,602)	$11,875	$(39,266)	$3,746,714
Net realized gain (loss) on sales of investments	917,359	1,943,150	106,159	900,007	(2,101,866)
Distributions from capital gains	4,293,440	23,364,753	85,742	387,242	168,709
Net change in unrealized appreciation or depreciation of investments	(16,997,512)	(87,213,810)	(3,199,783)	(14,768,189)	(23,680,415)
Net increase (decrease) in net assets resulting from operations	(12,069,817)	(64,199,509)	(2,996,007)	(13,520,206)	(21,866,858)

Contract transactions
Contract purchase payments	322,845	7,972,109	75,109	417,427	7,333,267
Net transfers(1)	(1,527,210)	(6,243,086)	(92,159)	(608,435)	(1,994,703)
Transfers for policy loans	13,846	82,226	16,026	12,711	(17,527)
Adjustments to net assets allocated to contracts in payment period	(111,281)	41,648	(15,047)	(13,764)	(63,745)
Contract charges	(16,579)	(258,071)	(2,333)	(28,157)	(51,930)
Contract terminations:
Surrender benefits	(4,024,053)	(24,861,249)	(535,655)	(4,378,013)	(10,699,639)
Death benefits	(754,131)	(4,228,362)	(99,261)	(508,584)	(2,473,727)
Increase (decrease) from transactions	(6,096,563)	(27,494,785)	(653,320)	(5,106,815)	(7,968,004)
Net assets at beginning of year	78,981,055	412,423,261	11,966,965	53,906,421	177,204,613
Net assets at end of year	$60,814,675	$320,728,967	$8,317,638	$35,279,400	$147,369,751

Accumulation unit activity
Units outstanding at beginning of year	7,266,156	76,802,960	4,659,753	19,521,716	138,729,752
Units purchased	35,904	1,966,765	45,664	289,867	7,513,227
Units redeemed	(672,179)	(7,787,289)	(375,004)	(2,592,402)	(14,471,701)
Units outstanding at end of year	6,629,881	70,982,436	4,330,413	17,219,181	131,771,278

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

95	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Inc, Cl 4(2)	Frank Mutual Gbl Dis, Cl 4(2)	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$866,738	$2,255,546	$89,111	$185	$567,368
Net realized gain (loss) on sales of investments	(1,410,716)	(11,625)	(154,460)	(14)	(230,324)
Distributions from capital gains	4,068,379	1,171,891	40,770	3,783	7,140,998
Net change in unrealized appreciation or depreciation of investments	(21,902,271)	(7,454,821)	(13,166)	(467)	(13,438,250)
Net increase (decrease) in net assets resulting from operations	(18,377,870)	(4,039,009)	(37,745)	3,487	(5,960,208)

Contract transactions
Contract purchase payments	551,594	2,382,586	4,113,034	130,492	1,162,516
Net transfers(1)	455,224	9,009,832	(1,598,607)	—	(1,031,071)
Transfers for policy loans	13,162	(879)	—	—	25,618
Adjustments to net assets allocated to contracts in payment period	(27,542)	(12,645)	—	—	(15,252)
Contract charges	(46,180)	(22,331)	—	—	(38,455)
Contract terminations:
Surrender benefits	(4,048,852)	(6,229,024)	(577)	(142)	(4,142,341)
Death benefits	(1,013,374)	(1,148,319)	—	—	(925,276)
Increase (decrease) from transactions	(4,115,968)	3,979,220	2,513,850	130,350	(4,964,261)
Net assets at beginning of year	70,706,350	60,037,297	—	—	72,023,537
Net assets at end of year	$48,212,512	$59,977,508	$2,476,105	$133,837	$61,099,068

Accumulation unit activity
Units outstanding at beginning of year	23,528,263	38,475,361	—	—	28,365,250
Units purchased	661,919	7,561,191	5,158,056	134,234	558,339
Units redeemed	(2,126,636)	(4,996,623)	(2,597,483)	—	(2,733,034)
Units outstanding at end of year	22,063,546	41,039,929	2,560,573	134,234	26,190,555

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	96

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Sm Cap Val, Cl 2	Frank Sm Cap Val, Cl 4(2)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Multi-Strategy Alt, Serv(2)
Operations
Investment income (loss) — net	$44,182	$(894)	$(196,889)	$208,347	$11,448
Net realized gain (loss) on sales of investments	(1,184,539)	(6,950)	1,525,641	(25,942)	(605)
Distributions from capital gains	22,286,507	82,818	16,486,966	—	—
Net change in unrealized appreciation or depreciation of investments	(35,864,250)	(70,397)	(31,833,295)	(843,280)	(14,082)
Net increase (decrease) in net assets resulting from operations	(14,718,100)	4,577	(14,017,577)	(660,875)	(3,239)

Contract transactions
Contract purchase payments	2,922,746	1,120,734	546,678	253,603	390,963
Net transfers(1)	1,064,111	77,387	(1,420,503)	2,232,437	(251)
Transfers for policy loans	9,673	(10,407)	10,207	(368)	—
Adjustments to net assets allocated to contracts in payment period	(27,134)	—	(109,397)	(266)	—
Contract charges	(60,919)	—	(105,119)	(2,953)	—
Contract terminations:
Surrender benefits	(8,381,659)	(614)	(8,235,172)	(266,040)	(365)
Death benefits	(1,861,465)	—	(1,911,299)	(119,224)	—
Increase (decrease) from transactions	(6,334,647)	1,187,100	(11,224,605)	2,097,189	390,347
Net assets at beginning of year	134,339,045	—	131,913,360	8,056,589	—
Net assets at end of year	$113,286,298	$1,191,677	$106,671,178	$9,492,903	$387,108

Accumulation unit activity
Units outstanding at beginning of year	26,793,810	—	16,894,010	7,939,938	—
Units purchased	1,060,558	1,503,969	81,884	2,628,358	649,191
Units redeemed	(2,456,562)	(298,564)	(1,660,229)	(431,892)	(247,939)
Units outstanding at end of year	25,397,806	1,205,405	15,315,665	10,136,404	401,252

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

97	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT Sm Cap Eq Insights, Serv(2)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$(24,522)	$(940)	$(69,828)	$(100,285)	$(349,731)
Net realized gain (loss) on sales of investments	(68,551)	(2,515)	774,502	187,627	595,905
Distributions from capital gains	48,295	3,552	490,403	3,191,572	11,286,149
Net change in unrealized appreciation or depreciation of investments	(1,101,852)	(18,457)	(25,034,190)	(8,314,427)	(28,337,334)
Net increase (decrease) in net assets resulting from operations	(1,146,630)	(18,360)	(23,839,113)	(5,035,513)	(16,805,011)

Contract transactions
Contract purchase payments	29,863	328,334	417,450	50,005	171,062
Net transfers(1)	(84,054)	4,548	(3,028,711)	(171,231)	379,534
Transfers for policy loans	12,343	—	11,565	10,053	(12,374)
Adjustments to net assets allocated to contracts in payment period	(2,394)	—	(98,799)	(2,058)	(184)
Contract charges	(1,326)	—	(133,917)	(4,082)	(104,502)
Contract terminations:
Surrender benefits	(442,474)	(288)	(6,597,384)	(555,493)	(3,149,949)
Death benefits	(34,797)	—	(1,315,420)	(106,224)	(489,950)
Increase (decrease) from transactions	(522,839)	332,594	(10,745,216)	(779,030)	(3,206,363)
Net assets at beginning of year	5,878,237	—	120,459,503	16,207,593	53,937,757
Net assets at end of year	$4,208,768	$314,234	$85,875,174	$10,393,050	$33,926,383

Accumulation unit activity
Units outstanding at beginning of year	1,088,178	—	29,415,216	4,116,948	14,122,466
Units purchased	9,107	475,697	121,371	19,833	375,657
Units redeemed	(122,595)	(145,240)	(3,185,029)	(272,318)	(1,459,823)
Units outstanding at end of year	974,690	330,457	26,351,558	3,864,463	13,038,300

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	98

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Core Plus Bond, Ser II(2)	Invesco VI Dis Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$2,178,771	$443,772	$(226,567)	$315	$(148,261)
Net realized gain (loss) on sales of investments	(559,162)	4,067,664	867,837	(72)	59,767
Distributions from capital gains	1,229,448	2,985,642	10,508,035	142	4,738,747
Net change in unrealized appreciation or depreciation of investments	(8,638,965)	(7,761,378)	(28,897,428)	(6,813)	(12,446,557)
Net increase (decrease) in net assets resulting from operations	(5,789,908)	(264,300)	(17,748,123)	(6,428)	(7,796,304)

Contract transactions
Contract purchase payments	1,631,992	1,130,576	341,700	304,923	104,220
Net transfers(1)	1,704,566	1,275,394	(573,043)	68,131	(876,960)
Transfers for policy loans	(9,014)	(7)	54,477	—	16,542
Adjustments to net assets allocated to contracts in payment period	(24,329)	(98,829)	(84,165)	—	(10,289)
Contract charges	(12,941)	(194,314)	(31,901)	—	(8,629)
Contract terminations:
Surrender benefits	(1,474,687)	(7,316,867)	(4,708,509)	(217)	(1,127,046)
Death benefits	(1,373,137)	(1,717,188)	(764,576)	—	(214,161)
Increase (decrease) from transactions	442,450	(6,921,235)	(5,766,017)	372,837	(2,116,323)
Net assets at beginning of year	37,476,335	102,721,762	84,521,242	—	25,333,362
Net assets at end of year	$32,128,877	$95,536,227	$61,007,102	$366,409	$15,420,735

Accumulation unit activity
Units outstanding at beginning of year	25,889,609	29,782,171	15,100,502	—	14,159,472
Units purchased	2,728,991	1,148,604	85,577	483,519	125,140
Units redeemed	(2,382,482)	(3,012,440)	(1,291,954)	(96,120)	(1,690,582)
Units outstanding at end of year	26,236,118	27,918,335	13,894,125	387,399	12,594,030

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

99	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser II
Operations
Investment income (loss) — net	$(105,203)	$196,013	$71,122	$201,714	$(1,173,354)
Net realized gain (loss) on sales of investments	(98,323)	440,008	224,825	229,116	386,206
Distributions from capital gains	3,407,768	2,381,243	1,348,101	4,337,898	20,604,273
Net change in unrealized appreciation or depreciation of investments	(8,278,084)	(3,520,625)	(1,956,651)	(14,184,549)	(73,989,728)
Net increase (decrease) in net assets resulting from operations	(5,073,842)	(503,361)	(312,603)	(9,415,821)	(54,172,603)

Contract transactions
Contract purchase payments	80,376	131,475	100,267	368,237	3,037,501
Net transfers(1)	(514,018)	746,273	757,849	(921,481)	(2,910,895)
Transfers for policy loans	(9,923)	2,684	3,811	35,356	15,313
Adjustments to net assets allocated to contracts in payment period	—	(12,993)	(4,420)	(10,511)	(41,600)
Contract charges	(7,303)	(11,669)	(6,690)	(34,744)	(67,204)
Contract terminations:
Surrender benefits	(844,458)	(1,561,047)	(790,627)	(2,737,426)	(9,474,361)
Death benefits	(134,584)	(144,950)	(191,036)	(514,420)	(1,623,422)
Increase (decrease) from transactions	(1,429,910)	(850,227)	(130,846)	(3,814,989)	(11,064,668)
Net assets at beginning of year	16,458,004	20,231,760	11,041,090	49,860,377	168,529,839
Net assets at end of year	$9,954,252	$18,878,172	$10,597,641	$36,629,567	$103,292,568

Accumulation unit activity
Units outstanding at beginning of year	9,305,599	7,764,905	4,426,369	20,910,263	41,188,115
Units purchased	103,992	357,244	379,521	206,663	1,216,951
Units redeemed	(1,162,416)	(682,722)	(426,856)	(2,113,905)	(4,853,364)
Units outstanding at end of year	8,247,175	7,439,427	4,379,034	19,003,021	37,551,702

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	100

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$(1,272,127)	$(341,519)	$2,745	$(693,364)	$(198,960)
Net realized gain (loss) on sales of investments	(5,407,382)	(25,396)	(31,480)	1,661,220	494,164
Distributions from capital gains	—	5,485,983	1,007,575	10,870,048	8,692,974
Net change in unrealized appreciation or depreciation of investments	(13,494,406)	(11,780,913)	(1,664,363)	(30,484,081)	(22,208,351)
Net increase (decrease) in net assets resulting from operations	(20,173,915)	(6,661,845)	(685,523)	(18,646,177)	(13,220,173)

Contract transactions
Contract purchase payments	1,117,638	421,927	31,642	2,802,651	169,825
Net transfers(1)	(5,515,116)	(850,665)	(281,613)	(1,520,729)	275,084
Transfers for policy loans	19,464	10,390	—	13,622	(2,381)
Adjustments to net assets allocated to contracts in payment period	(110,107)	79,526	—	(6,206)	(3,820)
Contract charges	(175,869)	(21,185)	(1,683)	(44,784)	(28,659)
Contract terminations:
Surrender benefits	(10,974,543)	(2,601,257)	(163,451)	(9,037,577)	(2,034,131)
Death benefits	(2,927,847)	(309,104)	(107,588)	(820,074)	(187,709)
Increase (decrease) from transactions	(18,566,380)	(3,270,368)	(522,693)	(8,613,097)	(1,811,791)
Net assets at beginning of year	164,758,410	46,666,479	3,503,246	112,645,506	33,693,940
Net assets at end of year	$126,018,115	$36,734,266	$2,295,030	$85,386,232	$18,661,976

Accumulation unit activity
Units outstanding at beginning of year	98,263,411	12,804,720	1,925,236	26,167,724	8,636,685
Units purchased	821,935	211,864	21,866	849,478	246,873
Units redeemed	(13,101,718)	(1,293,021)	(350,274)	(3,118,712)	(850,412)
Units outstanding at end of year	85,983,628	11,723,563	1,596,828	23,898,490	8,033,146

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

101	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Tech, Ser II(2)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Forty, Serv(2)
Operations
Investment income (loss) — net	$(1,838)	$(87,434)	$(110,190)	$524,050	$(1,199)
Net realized gain (loss) on sales of investments	(575)	966,779	448,234	(1,111,721)	(70)
Distributions from capital gains	175,542	3,608,990	2,652,366	916,457	11,369
Net change in unrealized appreciation or depreciation of investments	(235,866)	(28,983,212)	(6,022,365)	(9,466,231)	(14,023)
Net increase (decrease) in net assets resulting from operations	(62,737)	(24,494,877)	(3,031,955)	(9,137,445)	(3,923)

Contract transactions
Contract purchase payments	514,096	10,193,316	85,639	2,014,115	370,744
Net transfers(1)	38,852	365,263	(374,021)	(2,940,769)	111,050
Transfers for policy loans	—	12,078	12,448	(3,778)	—
Adjustments to net assets allocated to contracts in payment period	—	(7,209)	(6,326)	(4,535)	—
Contract charges	—	(39,533)	(4,709)	(16,653)	—
Contract terminations:
Surrender benefits	(572)	(7,518,842)	(1,198,586)	(3,945,851)	(645)
Death benefits	—	(1,933,252)	(80,541)	(719,048)	—
Increase (decrease) from transactions	552,376	1,071,821	(1,566,096)	(5,616,519)	481,149
Net assets at beginning of year	—	137,238,639	18,369,918	64,705,349	—
Net assets at end of year	$489,639	$113,815,583	$13,771,867	$49,951,385	$477,226

Accumulation unit activity
Units outstanding at beginning of year	—	87,751,802	5,925,669	54,881,528	—
Units purchased	627,735	10,396,899	36,342	2,353,147	550,417
Units redeemed	(18,181)	(9,933,428)	(619,272)	(7,519,342)	—
Units outstanding at end of year	609,554	88,215,273	5,342,739	49,715,333	550,417

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	102

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Emer Mkts Eq, Serv(2)	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$(225,093)	$163,987	$(498,493)	$411	$(134,094)
Net realized gain (loss) on sales of investments	1,192,577	148,114	618,988	(14)	(216,320)
Distributions from capital gains	4,994,140	—	9,389,258	—	755,885
Net change in unrealized appreciation or depreciation of investments	(20,786,413)	(2,367,995)	(29,823,009)	(613)	(3,543,174)
Net increase (decrease) in net assets resulting from operations	(14,824,789)	(2,055,894)	(20,313,256)	(216)	(3,137,703)

Contract transactions
Contract purchase payments	495,152	573,249	1,435,582	41,539	680,916
Net transfers(1)	(2,664,020)	598,782	(1,106,847)	461	(1,211,732)
Transfers for policy loans	(8,696)	10,228	12,272	—	(1,256)
Adjustments to net assets allocated to contracts in payment period	(17,007)	(9,017)	(8,001)	—	—
Contract charges	(10,581)	(9,274)	(47,464)	—	(5,691)
Contract terminations:
Surrender benefits	(1,797,133)	(1,576,539)	(2,927,640)	(92)	(511,443)
Death benefits	(202,690)	(83,235)	(647,602)	—	(1,274,181)
Increase (decrease) from transactions	(4,204,975)	(495,806)	(3,289,700)	41,908	(2,323,387)
Net assets at beginning of year	41,319,625	21,627,126	66,913,894	—	17,082,677
Net assets at end of year	$22,289,861	$19,075,426	$43,310,938	$41,692	$11,621,587

Accumulation unit activity
Units outstanding at beginning of year	11,041,930	10,885,861	16,791,771	—	10,498,130
Units purchased	342,864	912,056	532,457	43,344	612,603
Units redeemed	(1,734,787)	(1,129,475)	(1,611,758)	—	(2,380,124)
Units outstanding at end of year	9,650,007	10,668,442	15,712,470	43,344	8,730,609

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

103	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Lord Abt Bond Debenture, Cl VC(2)	Lord Abt Short Dur Inc, Cl VC(2)	MFS Gbl Real Est, Serv Cl(2)	MFS Intl Gro, Serv Cl(2)	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$38,663	$59,623	$1,136	$(1,078)	$(612,966)
Net realized gain (loss) on sales of investments	(57)	(1,282)	(1,488)	36	756,574
Distributions from capital gains	458	—	14,345	9,810	9,506,603
Net change in unrealized appreciation or depreciation of investments	(47,587)	(61,173)	(40,586)	25,927	(26,496,366)
Net increase (decrease ) in net assets resulting from operations	(8,523)	(2,832)	(26,593)	34,695	(16,846,155)

Contract transactions
Contract purchase payments	810,477	2,234,951	376,453	513,937	451,934
Net transfers(1)	87,347	47,238	44,851	48,480	(50,600)
Transfers for policy loans	—	—	—	—	511
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(15,783)
Contract charges	—	—	—	—	(31,862)
Contract terminations:
Surrender benefits	(2,116)	(6,417)	(602)	(354)	(3,510,294)
Death benefits	—	—	—	—	(830,294)
Increase (decrease) from transactions	895,708	2,275,772	420,702	562,063	(3,986,388)
Net assets at beginning of year	—	—	—	—	84,817,334
Net assets at end of year	$887,185	$2,272,940	$394,109	$596,758	$63,984,791

Accumulation unit activity
Units outstanding at beginning of year	—	—	—	—	31,273,080
Units purchased	937,109	2,899,611	598,700	750,904	542,815
Units redeemed	(1,910)	(573,855)	(115,605)	(140,244)	(2,265,414)
Units outstanding at end of year	935,199	2,325,756	483,095	610,660	29,550,481

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	104

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Research Intl, Serv Cl(2)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$(272,760)	$1,845	$1,913,573	$(699,554)	$528,859
Net realized gain (loss) on sales of investments	(993,962)	35	3,000,336	(12,779,593)	(191,397)
Distributions from capital gains	11,467,750	4,435	5,924,621	32,662,701	591,577
Net change in unrealized appreciation or depreciation of investments	(23,718,192)	(2,878)	(11,715,812)	(100,731,236)	(5,877,371)
Net increase (decrease) in net assets resulting from operations	(13,517,164)	3,437	(877,282)	(81,547,682)	(4,948,332)

Contract transactions
Contract purchase payments	174,037	330,769	3,884,667	4,019,386	132,910
Net transfers(1)	(1,164,766)	89,659	8,869,444	769,815	(267,459)
Transfers for policy loans	20,012	—	(8,407)	13,018	13,030
Adjustments to net assets allocated to contracts in payment period	(20,505)	—	39,136	(11,840)	(2,988)
Contract charges	(20,534)	—	(87,857)	(36,106)	(15,408)
Contract terminations:
Surrender benefits	(1,781,656)	(490)	(10,104,496)	(3,967,495)	(1,394,866)
Death benefits	(180,592)	—	(2,885,663)	(830,150)	(154,927)
Increase (decrease) from transactions	(2,974,004)	419,938	(293,176)	(43,372)	(1,689,708)
Net assets at beginning of year	45,048,689	—	154,358,056	129,812,191	19,269,599
Net assets at end of year	$28,557,521	$423,375	$153,187,598	$48,221,137	$12,631,559

Accumulation unit activity
Units outstanding at beginning of year	9,510,893	—	35,893,819	18,789,944	11,544,956
Units purchased	53,920	438,816	3,068,578	1,949,398	193,727
Units redeemed	(876,869)	—	(3,237,081)	(1,611,820)	(1,396,665)
Units outstanding at end of year	8,687,944	438,816	35,725,316	19,127,522	10,342,018

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

105	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$52,544	$(129,678)	$(73,593)	$3,647,168	$50,349
Net realized gain (loss) on sales of investments	20,720	339,442	(31,847)	(777,142)	(120,382)
Distributions from capital gains	3,282,684	1,357,209	1,349,030	4,500,582	1,077,979
Net change in unrealized appreciation or depreciation of investments	(5,876,053)	(4,850,159)	(2,154,459)	(15,202,572)	(2,403,669)
Net increase (decrease) in net assets resulting from operations	(2,520,105)	(3,283,186)	(910,869)	(7,831,964)	(1,395,723)

Contract transactions
Contract purchase payments	63,220	615,482	649,716	2,822,881	91,259
Net transfers(1)	34,005	(176,527)	1,611,254	1,933,211	(121,254)
Transfers for policy loans	(1,512)	2,724	218	5,267	340
Adjustments to net assets allocated to contracts in payment period	(133)	—	(159)	(48,834)	(453)
Contract charges	(9,959)	(5,574)	(1,650)	(51,997)	(1,404)
Contract terminations:
Surrender benefits	(651,098)	(797,884)	(172,734)	(3,940,349)	(133,472)
Death benefits	(72,879)	(56,739)	(219,371)	(976,431)	(243,385)
Increase (decrease) from transactions	(638,356)	(418,518)	1,867,274	(256,252)	(408,369)
Net assets at beginning of year	10,826,997	17,173,007	6,585,682	59,799,240	7,408,907
Net assets at end of year	$7,668,536	$13,471,303	$7,542,087	$51,711,024	$5,604,815

Accumulation unit activity
Units outstanding at beginning of year	6,174,544	4,555,538	5,209,287	28,909,936	4,797,712
Units purchased	136,797	328,410	1,931,202	3,010,894	101,524
Units redeemed	(602,001)	(445,358)	(352,244)	(3,035,220)	(403,790)
Units outstanding at end of year	5,709,340	4,438,590	6,788,245	28,885,610	4,495,446

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	106

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB(2)	Put VT Lg Cap Val, Cl IB(2)
Operations
Investment income (loss) — net	$796,531	$(102,207)	$70,566	$(1,140)	$(6,769)
Net realized gain (loss) on sales of investments	(1,523,180)	196,298	(78,163)	191	359
Distributions from capital gains	—	2,134,789	1,100,571	—	—
Net change in unrealized appreciation or depreciation of investments	(8,506,581)	(3,680,608)	(2,949,905)	19,960	47,938
Net increase (decrease) in net assets resulting from operations	(9,233,230)	(1,451,728)	(1,856,931)	19,011	41,528

Contract transactions
Contract purchase payments	3,411,909	882,077	89,545	250,338	1,588,092
Net transfers(1)	(2,239,800)	(355,520)	146,039	5,798	127,171
Transfers for policy loans	2,888	8,421	3,600	—	—
Adjustments to net assets allocated to contracts in payment period	—	(13,100)	(2,072)	—	—
Contract charges	(14,186)	(16,472)	(6,159)	—	—
Contract terminations:
Surrender benefits	(2,898,711)	(1,804,098)	(707,404)	(345)	(1,021)
Death benefits	(438,201)	(409,166)	(216,115)	—	—
Increase (decrease) from transactions	(2,176,101)	(1,707,858)	(692,566)	255,791	1,714,242
Net assets at beginning of year	64,182,181	26,302,256	11,852,067	—	—
Net assets at end of year	$52,772,850	$23,142,670	$9,302,570	$274,802	$1,755,770

Accumulation unit activity
Units outstanding at beginning of year	56,072,313	5,820,632	5,339,956	—	—
Units purchased	5,127,304	534,211	124,388	272,883	2,186,861
Units redeemed	(6,830,920)	(703,212)	(503,283)	(2,931)	(443,065)
Units outstanding at end of year	54,368,697	5,651,631	4,961,061	269,952	1,743,796

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

107	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Sus Fut, Cl IB(2)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$(57)	$(312,446)	$(92,562)	$(90,528)	$(224,881)
Net realized gain (loss) on sales of investments	(1)	1,549,506	908,512	235,081	(1,189,945)
Distributions from capital gains	—	11,422,063	4,915,568	3,267,391	—
Net change in unrealized appreciation or depreciation of investments	(173)	(35,424,222)	(15,213,008)	(6,692,815)	(18,145)
Net increase (decrease) in net assets resulting from operations	(231)	(22,765,099)	(9,481,490)	(3,280,871)	(1,432,971)

Contract transactions
Contract purchase payments	19,453	294,356	908,969	87,099	738,621
Net transfers(1)	7,499	(1,382,175)	(1,404,617)	(301,783)	(1,089,923)
Transfers for policy loans	—	35,856	38,849	12,565	1,304
Adjustments to net assets allocated to contracts in payment period	—	(46,499)	(7,159)	(24,344)	—
Contract charges	—	(32,168)	(16,316)	(3,400)	(6,183)
Contract terminations:
Surrender benefits	(64)	(5,370,969)	(2,312,389)	(774,502)	(1,223,734)
Death benefits	—	(1,056,969)	(308,977)	(118,815)	(485,360)
Increase (decrease) from transactions	26,888	(7,558,568)	(3,101,640)	(1,123,180)	(2,065,275)
Net assets at beginning of year	—	98,210,933	41,649,451	14,415,488	24,169,211
Net assets at end of year	$26,657	$67,887,266	$29,066,321	$10,011,437	$20,670,965

Accumulation unit activity
Units outstanding at beginning of year	—	14,648,873	7,904,079	1,880,895	28,020,708
Units purchased	29,256	60,836	410,941	16,386	1,208,653
Units redeemed	(72)	(1,450,095)	(923,399)	(195,123)	(3,763,790)
Units outstanding at end of year	29,184	13,259,614	7,391,621	1,702,158	25,465,571

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	108

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$63,370	$(288,689)	$(8,037,126)	$(4,208,036)	$(5,003,306)
Net realized gain (loss) on sales of investments	206,233	(429,692)	57,552,494	27,350,410	7,092,955
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,120,659	(3,918,963)	(233,845,523)	(127,037,561)	(94,183,209)
Net increase (decrease) in net assets resulting from operations	1,390,262	(4,637,344)	(184,330,155)	(103,895,187)	(92,093,560)

Contract transactions
Contract purchase payments	53,143	2,625,800	48,596,297	4,334,279	14,559,633
Net transfers(1)	(156,783)	2,399,422	(49,039,327)	(7,244,186)	15,035,831
Transfers for policy loans	2,795	(3,375)	157,855	66,272	21,219
Adjustments to net assets allocated to contracts in payment period	(16,539)	—	(174,022)	—	16,716
Contract charges	(3,304)	(8,354)	(4,539,432)	(2,387,250)	(4,015,528)
Contract terminations:
Surrender benefits	(639,417)	(1,693,424)	(50,885,195)	(30,749,757)	(45,430,706)
Death benefits	(92,880)	(1,149,038)	(7,698,791)	(2,831,594)	(10,112,094)
Increase (decrease) from transactions	(852,985)	2,171,031	(63,582,615)	(38,812,236)	(29,924,929)
Net assets at beginning of year	9,570,041	30,257,598	993,245,061	560,595,878	575,775,599
Net assets at end of year	$10,107,318	$27,791,285	$745,332,291	$417,888,455	$453,757,110

Accumulation unit activity
Units outstanding at beginning of year	2,361,013	26,220,604	379,326,849	212,647,443	386,139,654
Units purchased	13,082	4,478,958	25,878,067	2,246,640	24,780,842
Units redeemed	(208,548)	(2,629,894)	(52,015,176)	(19,327,067)	(46,862,933)
Units outstanding at end of year	2,165,547	28,069,668	353,189,740	195,567,016	364,057,563

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

109	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(3,357,770)	$(2,249,770)	$(3,249,101)	$(5,914,400)	$(12,343,695)
Net realized gain (loss) on sales of investments	10,862,285	1,277,906	1,479,131	4,409,484	24,379,309
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(73,130,353)	(47,682,193)	(63,757,481)	(110,908,401)	(268,324,706)
Net increase (decrease) in net assets resulting from operations	(65,625,838)	(48,654,057)	(65,527,451)	(112,413,317)	(256,289,092)

Contract transactions
Contract purchase payments	547,464	3,344,430	12,262,707	4,866,057	10,927,181
Net transfers(1)	5,236,724	767,993	55,374,608	31,307,423	(29,919,440)
Transfers for policy loans	(9,819)	13,720	—	9,078	(2,110)
Adjustments to net assets allocated to contracts in payment period	—	59,087	(51,652)	108,224	(119,754)
Contract charges	(2,381,260)	(3,476,994)	(5,003,845)	(9,233,680)	(18,067,075)
Contract terminations:
Surrender benefits	(35,741,443)	(7,339,288)	(9,005,900)	(44,927,692)	(67,099,038)
Death benefits	(12,166,580)	(1,346,152)	(1,482,455)	(4,953,169)	(17,898,572)
Increase (decrease) from transactions	(44,514,914)	(7,977,204)	52,093,463	(22,823,759)	(122,178,808)
Net assets at beginning of year	419,557,072	266,274,624	351,655,200	683,876,041	1,472,908,498
Net assets at end of year	$309,416,320	$209,643,363	$338,221,212	$548,638,965	$1,094,440,598

Accumulation unit activity
Units outstanding at beginning of year	279,903,504	203,989,154	246,733,059	529,356,637	1,036,905,704
Units purchased	5,042,309	3,520,283	55,460,531	35,778,726	10,526,746
Units redeemed	(38,253,566)	(11,223,503)	(12,662,989)	(54,456,018)	(109,068,399)
Units outstanding at end of year	246,692,247	196,285,934	289,530,601	510,679,345	938,364,051

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	110

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(106,289,118)	$(124,361,538)	$(66,871,661)	$(51,545,684)	$(23,622,703)
Net realized gain (loss) on sales of investments	186,040,393	299,742,787	181,595,611	314,447,890	197,666,019
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,699,396,473)	(2,968,538,341)	(1,482,814,832)	(1,387,251,880)	(702,476,866)
Net increase (decrease) in net assets resulting from operations	(2,619,645,198)	(2,793,157,092)	(1,368,090,882)	(1,124,349,674)	(528,433,550)

Contract transactions
Contract purchase payments	50,627,579	57,878,040	133,226,979	7,374,155	107,548,275
Net transfers(1)	(69,059,428)	(163,523,659)	257,616,673	13,073,424	(233,273,551)
Transfers for policy loans	(4,936)	27,735	83,598	101,821	117,435
Adjustments to net assets allocated to contracts in payment period	(154,978)	334,854	(382,303)	—	(125,989)
Contract charges	(165,842,314)	(190,254,372)	(69,197,916)	(40,921,377)	(13,401,044)
Contract terminations:
Surrender benefits	(386,009,525)	(577,774,091)	(522,501,281)	(461,101,466)	(180,136,205)
Death benefits	(72,737,951)	(111,833,223)	(94,499,136)	(100,297,744)	(25,986,262)
Increase (decrease) from transactions	(643,181,553)	(985,144,716)	(295,653,386)	(581,771,187)	(345,257,341)
Net assets at beginning of year	13,115,191,242	14,986,545,749	7,909,031,674	6,649,080,135	2,993,306,501
Net assets at end of year	$9,852,364,491	$11,208,243,941	$6,245,287,406	$4,942,959,274	$2,119,615,610

Accumulation unit activity
Units outstanding at beginning of year	7,665,950,739	9,058,516,734	3,901,973,231	3,257,132,964	1,295,508,959
Units purchased	35,507,611	39,344,236	222,538,110	17,479,739	58,995,805
Units redeemed	(486,521,183)	(742,119,084)	(393,343,258)	(344,291,198)	(227,299,089)
Units outstanding at end of year	7,214,937,167	8,355,741,886	3,731,168,083	2,930,321,505	1,127,205,675

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

111	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(13,566,570)	$(11,609,979)	$(9,139,565)	$52,260	$(121,504)
Net realized gain (loss) on sales of investments	112,718,552	38,523,338	54,926,054	(253,409)	613,904
Distributions from capital gains	—	—	—	101,705	—
Net change in unrealized appreciation or depreciation of investments	(422,560,131)	(251,565,641)	(234,885,744)	(2,057,602)	(2,819,569)
Net increase (decrease) in net assets resulting from operations	(323,408,149)	(224,652,282)	(189,099,255)	(2,157,046)	(2,327,169)

Contract transactions
Contract purchase payments	9,908,972	25,975,658	1,190,064	1,842,177	568,512
Net transfers(1)	(57,171,691)	(15,263,173)	(11,917,231)	(483,290)	200,103
Transfers for policy loans	201,181	79,807	121,257	214	1,282
Adjustments to net assets allocated to contracts in payment period	—	(108)	—	—	—
Contract charges	(6,694,445)	(8,434,425)	(6,210,923)	(7,332)	(5,946)
Contract terminations:
Surrender benefits	(120,989,871)	(84,196,230)	(83,337,580)	(493,949)	(429,223)
Death benefits	(14,513,278)	(31,135,421)	(29,714,645)	(355,957)	(424,522)
Increase (decrease) from transactions	(189,259,132)	(112,973,892)	(129,869,058)	501,863	(89,794)
Net assets at beginning of year	1,824,824,327	1,363,431,627	1,162,608,008	14,907,101	12,507,297
Net assets at end of year	$1,312,157,046	$1,025,805,453	$843,639,695	$13,251,918	$10,090,334

Accumulation unit activity
Units outstanding at beginning of year	783,175,851	787,086,042	665,339,212	11,968,047	3,520,529
Units purchased	5,124,837	19,172,511	1,254,016	1,933,776	275,960
Units redeemed	(98,758,646)	(93,638,039)	(85,548,809)	(1,479,019)	(326,067)
Units outstanding at end of year	689,542,042	712,620,514	581,044,419	12,422,804	3,470,422

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	112

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(175,895)	$83,908	$(363,206)	$236,048	$(157,313)
Net realized gain (loss) on sales of investments	1,582,325	(216,494)	(527,824)	(311,064)	97,355
Distributions from capital gains	—	2,295,048	2,029,569	—	—
Net change in unrealized appreciation or depreciation of investments	(5,608,448)	(5,317,247)	(13,484,420)	(3,004,467)	(5,277,303)
Net increase (decrease) in net assets resulting from operations	(4,202,018)	(3,154,785)	(12,345,881)	(3,079,483)	(5,337,261)

Contract transactions
Contract purchase payments	70,099	1,652,711	2,466,169	2,250,041	2,230,545
Net transfers(1)	(602,752)	2,245,356	(376,435)	766,703	1,430,465
Transfers for policy loans	4,070	255	4,865	932	109
Adjustments to net assets allocated to contracts in payment period	(5,088)	—	—	—	—
Contract charges	(38,506)	(7,928)	(13,900)	(8,032)	(13,817)
Contract terminations:
Surrender benefits	(1,391,907)	(280,355)	(1,496,410)	(764,503)	(475,793)
Death benefits	(184,597)	(139,256)	(597,135)	(318,346)	(118,467)
Increase (decrease) from transactions	(2,148,681)	3,470,783	(12,846)	1,926,795	3,053,042
Net assets at beginning of year	23,706,731	14,773,899	44,209,921	23,456,438	16,539,840
Net assets at end of year	$17,356,032	$15,089,897	$31,851,194	$22,303,750	$14,255,621

Accumulation unit activity
Units outstanding at beginning of year	7,412,475	8,260,821	20,541,588	17,332,515	4,586,557
Units purchased	33,277	2,816,009	1,551,992	2,530,927	1,313,892
Units redeemed	(810,342)	(467,842)	(1,661,715)	(991,283)	(268,034)
Units outstanding at end of year	6,635,410	10,608,988	20,431,865	18,872,159	5,632,415

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

113	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(113,223)	$(444,122)	$(3,013,981)	$(34,581,394)	$(18,507,801)
Net realized gain (loss) on sales of investments	154,246	3,350,706	2,218,033	18,416,612	14,519,545
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,663,818)	(11,082,463)	(58,883,882)	(785,071,659)	(393,616,718)
Net increase (decrease) in net assets resulting from operations	(1,622,795)	(8,175,879)	(59,679,830)	(801,236,441)	(397,604,974)

Contract transactions
Contract purchase payments	1,871,662	337,610	6,232,871	42,423,938	33,678,841
Net transfers(1)	(20,443)	(770,184)	15,042,143	169,121,642	30,104,817
Transfers for policy loans	223	7,958	638	6,134	32,560
Adjustments to net assets allocated to contracts in payment period	—	(42,309)	72,113	—	(47,893)
Contract charges	(8,612)	(103,216)	(4,175,909)	(56,689,687)	(28,061,203)
Contract terminations:
Surrender benefits	(408,080)	(3,403,973)	(13,348,433)	(91,498,987)	(59,415,946)
Death benefits	(217,624)	(927,600)	(4,447,467)	(21,184,054)	(13,613,655)
Increase (decrease) from transactions	1,217,126	(4,901,714)	(624,044)	42,178,986	(37,322,479)
Net assets at beginning of year	10,986,530	60,409,319	343,216,204	4,081,955,233	2,177,511,637
Net assets at end of year	$10,580,861	$47,331,726	$282,912,330	$3,322,897,778	$1,742,584,184

Accumulation unit activity
Units outstanding at beginning of year	4,206,384	14,914,925	252,397,827	2,507,110,772	1,457,022,417
Units purchased	939,275	148,016	19,027,265	150,700,230	51,216,584
Units redeemed	(406,981)	(1,488,835)	(19,076,396)	(121,716,520)	(80,140,148)
Units outstanding at end of year	4,738,678	13,574,106	252,348,696	2,536,094,482	1,428,098,853

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	114

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(1,500,367)	$35,296	$582,215
Net realized gain (loss) on sales of investments	(11,327,159)	(3,759,624)	(191,504)
Distributions from capital gains	60,652,447	20,477,078	—
Net change in unrealized appreciation or depreciation of investments	(130,030,971)	(73,329,368)	(2,273,185)
Net increase (decrease) in net assets resulting from operations	(82,206,050)	(56,576,618)	(1,882,474)

Contract transactions
Contract purchase payments	1,336,328	1,508,366	897,239
Net transfers(1)	(2,841,932)	(1,414,655)	(402,067)
Transfers for policy loans	49,734	40,931	1,090
Adjustments to net assets allocated to contracts in payment period	(65,293)	(31,812)	—
Contract charges	(144,926)	(112,506)	(3,005)
Contract terminations:
Surrender benefits	(12,996,540)	(8,693,402)	(358,415)
Death benefits	(2,084,761)	(1,623,958)	(110,725)
Increase (decrease) from transactions	(16,747,390)	(10,327,036)	24,117
Net assets at beginning of year	246,176,566	166,989,107	12,618,770
Net assets at end of year	$147,223,126	$100,085,453	$10,760,413

Accumulation unit activity
Units outstanding at beginning of year	39,685,097	36,341,836	9,902,684
Units purchased	357,119	588,946	832,542
Units redeemed	(3,982,540)	(3,656,451)	(813,058)
Units outstanding at end of year	36,059,676	33,274,331	9,922,168

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

115	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Account 10 (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource® Retirement Advisor Variable Annuity (RAVA)

RiverSource® Retirement Advisor Advantage Variable Annuity (RAVA Advantage)

RiverSource® Retirement Advisor Select Variable Annuity (RAVA Select)

RiverSource® Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus)

RiverSource® Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus)

RiverSource® Retirement Advisor 4 Advantage® Variable Annuity (RAVA 4 Advantage)

RiverSource® Retirement Advisor 4 Select® Variable Annuity (RAVA 4 Select)

RiverSource® Retirement Advisor 4 Access® Variable Annuity (RAVA 4 Access)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 29, 2019)

RiverSource® RAVA 5 ChoiceSM Variable Annuity (RAVA 5 Choice)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after June 22, 2020)

RiverSource® RAVA Apex Variable Annuity (RAVA Apex)

RiverSource® RAVA Vista Variable Annuity (RAVA Vista)

RiverSource® Flexible Portfolio Annuity (FPA)

RiverSource® Retirement Group Annuity Contract I (Retirement GAC I)

RiverSource® Retirement Group Annuity Contract II (Retirement GAC II)

RiverSource® Retirement Advisor Variable Annuity – Band 3 (RAVA Band 3)*

RiverSource® Retirement Advisor Advantage Variable Annuity – Band 3 (RAVA Advantage Band 3)*

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	116

and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B) (previously AB VPS Growth and Income Portfolio (Class B))
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2(1)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I(2)
AC VP Intl, Cl II	American Century VP International, Class II(3)
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II(4)
AC VP Ultra, Cl II	American Century VP Ultra®, Class II(5)
AC VP Val, Cl I	American Century VP Value, Class I(6)
AC VP Val, Cl II	American Century VP Value, Class II(7)
BlackRock Adv SMID Cap VI, Cl III	BlackRock Advantage SMID Cap V.I. Fund (Class III)(8)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
BNY Mellon Sus US Eq, Serv	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares(8)
Calvert VP EAFE Intl Index, Cl F	Calvert VP EAFE International Index Portfolio – Class F(8) (renamed to CVT EAFE International Index Portfolio – Class F effective sometime during the second quarter of 2024)
Calvert VP Nasdaq 100 Index, Cl F	Calvert VP Nasdaq 100 Index Portfolio – Class F(8) (renamed to CVT Nasdaq 100 Index Portfolio – Class F effective sometime during the second quarter of 2024)
Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP Russell 2000® Small Cap Index Portfolio – Class F(8) (renamed to CVT Russell 2000® Small Cap Index Portfolio – Class F effective sometime during the second quarter of 2024)
Calvert VP SRI Bal, Cl F	Calvert VP SRI Balanced Portfolio – Class F(8)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Bal, Cl 2	Columbia Variable Portfolio – Balanced Fund (Class 2)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 2	Columbia Variable Portfolio – Large Cap Index Fund (Class 2)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)

117	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Fund
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Eq, Cl 2	Columbia Variable Portfolio – Select Large Cap Equity Fund (Class 2)(8)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sel Gbl Tech, Cl 2	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)(8)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)(8)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2) (renamed to CTIVP® – Westfield Select Large Cap Growth Fund (Class 2) effective sometime during the second quarter of 2024)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1)
CTIVP Prin Blue Chip Gro, Cl 2	CTIVP® – Principal Blue Chip Growth Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (renamed to Macquarie VIP Asset Strategy Series – Service Class effective sometime during the second quarter of 2024)
Del VIP for Inc, Serv Cl	Delaware VIP® Fund for Income Series – Service Class(8) (renamed to Macquarie VIP Fund for Income Series – Service Class effective sometime during the second quarter of 2024)
Del VIP Intl, Serv Cl	Delaware VIP® International Series – Service Class(8),(9)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Emer Mkts, Serv Cl 2	Fidelity® VIP Emerging Markets Portfolio Service Class 2(8)
Fid VIP Energy, Serv Cl 2	Fidelity® VIP Energy Portfolio Service Class 2(8)
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Gro Opp, Serv Cl 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2(8)
Fid VIP Intl Cap Appr, Serv Cl 2	Fidelity® VIP International Capital Appreciation Portfolio Service Class 2(8)
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2(8)
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Inc, Cl 4	Franklin Income VIP Fund – Class 4(8)
Frank Mutual Gbl Dis, Cl 4	Franklin Mutual Global Discovery VIP Fund – Class 4(8)
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	118

Division	Fund
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Cap Val, Cl 4	Franklin Small Cap Value VIP Fund – Class 4(8)
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Multi-Strategy Alt, Serv	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Service Shares(8)
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT Sm Cap Eq Insights, Serv	Goldman Sachs VIT Small Cap Equity Insights Fund – Service Shares(8)
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Plus Bond, Ser II	Invesco V.I. Core Plus Bond Fund, Series II Shares(8)
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Div Divd, Ser II	Invesco V.I. Diversified Dividend Fund, Series II Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Main St, Ser II	Invesco V.I. Main Street Fund®, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Invesco VI Tech, Ser II	Invesco V.I. Technology Fund, Series II Shares(8)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Henderson VIT Forty, Serv	Janus Henderson VIT Forty Portfolio: Service Shares(8)
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Emer Mkts Eq, Serv	Lazard Retirement Emerging Markets Equity Portfolio – Service Shares(8)
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
Lord Abt Bond Debenture, Cl VC	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC(8)
Lord Abt Short Dur Inc, Cl VC	Lord Abbett Series Fund Short Duration Income Portfolio – Class VC(8)
LVIP JPM US Eq, Serv Cl	LVIP JPMorgan U.S. Equity Fund – Service Class(10),(11)
MFS Gbl Real Est, Serv Cl	MFS® Global Real Estate Portfolio – Service Class(8)
MFS Intl Gro, Serv Cl	MFS® International Growth Portfolio – Service Class(8)
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Research Intl, Serv Cl	MFS® Research International Portfolio – Service Class(8)
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Intl Eq, Cl S	Neuberger Berman AMT International Equity Portfolio (Class S)(12)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)(13)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IB	Putnam VT International Value Fund – Class IB Shares(8)
Put VT Lg Cap Val, Cl IB	Putnam VT Large Cap Value Fund – Class IB Shares(8)
Put VT Sus Fut, Cl IB	Putnam VT Sustainable Future Fund – Class IB Shares(8)
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares

119	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Fund
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Acorn	Wanger Acorn
Wanger Intl	Wanger International
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	Allspring VT International Equity Fund – Class 2 is scheduled to liquidate sometime during the second quarter of 2024.
(2)	American Century VP International, Class I is scheduled to reorganize into LVIP American Century International Fund, Standard Class II sometime during the second quarter of 2024.
(3)	American Century VP International, Class II is scheduled to reorganize into LVIP American Century International Fund, Service Class sometime during the second quarter of 2024.
(4)	American Century VP Mid Cap Value, Class II is scheduled to reorganize into LVIP American Century Mid Cap Value Fund, Service Class sometime during the second quarter of 2024.
(5)	American Century VP Ultra®, Class II is scheduled to reorganize into LVIP American Century Ultra® Fund, Service Class sometime during the second quarter of 2024.
(6)	American Century VP Value, Class I is scheduled to reorganize into LVIP American Century Value Fund, Standard Class II sometime during the second quarter of 2024.
(7)	American Century VP Value, Class II is scheduled to reorganize into LVIP American Century Value Fund, Service Class sometime during the second quarter of 2024.
(8)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.
(9)

Delaware VIP® International Series – Service Class is scheduled to merge into Delaware Ivy VIP International Core Equity – Class II sometime during the second quarter of 2024. In addition, subsequent to the merger, the fund name will change to Macquerie VIP International Core Equity Series – Service Class.

(10)	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 2 Shares merged into LVIP JPMorgan U.S. Equity Fund – Service Class on April 28, 2023.
(11)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.
(12)	Neuberger Berman AMT International Equity Portfolio (Class S) is scheduled to liquidate sometime during the second quarter of 2024.
(13)	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) is scheduled to liquidate sometime during the second quarter of 2024.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	120

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are not therefore categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2023.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee
RAVA	0.75% to 0.95% (depending on the contract selected)
RAVA Select	1.00% to 1.20% (depending on the contract selected)
RAVA Advantage Band 3	0.55%

121	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Product	Mortality and expense risk fee
RAVA Advantage Plus	0.55% to 0.95% (depending on the contract selected)
RAVA Select Plus	0.75% to 1.20% (depending on the contract selected)
RAVA 4 Advantage	0.85% to 1.05% (depending on the contract selected)
RAVA 4 Select	1.10% to 1.30% (depending on the contract selected)
RAVA 4 Access	1.25% to 1.45% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	0.95% to 1.50% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	1.30% to 1.75% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	1.45% to 1.90% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed prior to April 30, 2012)	0.85% to 1.40% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed prior to April 30, 2012)	1.20% to 1.65% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed prior to April 30, 2012)	1.35% to 1.80% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.45% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.70% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.85% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 29, 2019)	0.95% to 1.45% (depending on the contract selected)
RAVA 5 Choice	0.95% to 1.55% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed on or after June 22, 2020)	0.95% to 1.30% (depending on the contract selected)
RAVA Apex	0.65% to 1.50% (depending on the contract selected)
RAVA Vista	0.90% to 1.55% (depending on the contract selected)
FPA	1.25%
Retirement GAC I	0.60%
Retirement GAC II	0.95%
RAVA Band 3	0.55%
RAVA Advantage	0.75% to 0.95% (depending on the contract selected)

4. CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $50 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	122

5. SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2023 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$243,803
AB VPS Intl Val, Cl B	2,770,387
AB VPS Lg Cap Gro, Cl B	22,689,317
AB VPS Relative Val, Cl B	8,323,358
AB VPS Sus Gbl Thematic, Cl B	3,165,105
Allspg VT Index Asset Alloc, Cl 2	987,080
Allspg VT Intl Eq, Cl 2	1,176,920
Allspg VT Opp, Cl 2	4,368,454
Allspg VT Sm Cap Gro, Cl 2	5,617,356
ALPS Alerian Engy Infr, Class III	4,573,313
AC VP Intl, Cl I	285,040
AC VP Intl, Cl II	1,521,755
AC VP Mid Cap Val, Cl II	7,514,612
AC VP Ultra, Cl II	8,090,254
AC VP Val, Cl I	3,763,706
AC VP Val, Cl II	27,299,485
BlackRock Adv SMID Cap VI, Cl III	1,347,834
BlackRock Global Alloc, Cl III	6,988,289
BNY Mellon Sus US Eq, Serv	2,876,098
Calvert VP EAFE Intl Index, Cl F	1,913,913
Calvert VP Nasdaq 100 Index, Cl F	6,518,485
Calv VP Russ 2000 Sm Cap Ind, Cl F	2,998,852
Calvert VP SRI Bal, Cl F	1,299,842
Calvert VP SRI Bal, Cl I	997,794
CB Var Sm Cap Gro, Cl I	1,191,380
Col VP Bal, Cl 2	25,174,024
Col VP Bal, Cl 3	35,331,388
Col VP Commodity Strategy, Cl 2	6,323,432
Col VP Contrarian Core, Cl 2	15,330,423
Col VP Disciplined Core, Cl 2	6,826,059
Col VP Disciplined Core, Cl 3	2,499,280
Col VP Divd Opp, Cl 2	12,738,534
Col VP Divd Opp, Cl 3	2,802,856
Col VP Emerg Mkts Bond, Cl 2	1,364,125
Col VP Emer Mkts, Cl 2	3,670,003
Col VP Emer Mkts, Cl 3	1,555,516
Col VP Global Strategic Inc, Cl 2	1,570,409
Col VP Global Strategic Inc, Cl 3	2,856,855
Col VP Govt Money Mkt, Cl 2	54,265,082

Division	Purchases
Col VP Govt Money Mkt, Cl 3	$31,580,850
Col VP Hi Yield Bond, Cl 2	7,598,394
Col VP Hi Yield Bond, Cl 3	7,703,199
Col VP Inc Opp, Cl 2	4,942,342
Col VP Inc Opp, Cl 3	5,608,883
Col VP Inter Bond, Cl 2	22,218,520
Col VP Inter Bond, Cl 3	17,458,390
Col VP Lg Cap Gro, Cl 2	15,869,156
Col VP Lg Cap Gro, Cl 3	4,407,879
Col VP Lg Cap Index, Cl 2	42,908,718
Col VP Lg Cap Index, Cl 3	19,613,887
Col VP Limited Duration Cr, Cl 2	16,607,438
Col VP Long Govt/Cr Bond, Cl 2	6,212,516
Col VP Overseas Core, Cl 2	5,270,597
Col VP Overseas Core, Cl 3	2,089,377
Col VP Select Lg Cap Eq, Cl 2	2,085,032
Col VP Select Lg Cap Val, Cl 2	9,337,235
Col VP Select Lg Cap Val, Cl 3	2,331,948
Col VP Select Mid Cap Gro, Cl 2	5,721,024
Col VP Select Mid Cap Gro, Cl 3	1,936,693
Col VP Select Mid Cap Val, Cl 2	4,024,917
Col VP Select Mid Cap Val, Cl 3	820,398
Col VP Select Sm Cap Val, Cl 2	3,339,790
Col VP Select Sm Cap Val, Cl 3	930,514
Col VP Sel Gbl Tech, Cl 2	6,335,124
Col VP Sm Cap Val, Cl 2	1,233,957
Col VP Strategic Inc, Cl 2	14,505,739
Col VP US Govt Mtge, Cl 2	2,772,333
Col VP US Govt Mtge, Cl 3	3,244,298
CS Commodity Return, Cl 1	3,468,304
CTIVP AC Div Bond, Cl 2	5,751,104
CTIVP BR Gl Infl Prot Sec, Cl 2	4,530,614
CTIVP BR Gl Infl Prot Sec, Cl 3	6,346,764
CTIVP CenterSquare Real Est, Cl 2	3,845,308
CTIVP MFS Val, Cl 2	6,665,313
CTIVP MS Adv, Cl 2	2,054,518
CTIVP Prin Blue Chip Gro, Cl 1	1,354,525
CTIVP Prin Blue Chip Gro, Cl 2	4,888,237
CTIVP T Rowe Price LgCap Val, Cl 2	4,328,875

123	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Purchases
CTIVP TCW Core Plus Bond, Cl 2	$5,513,722
CTIVP Vty Sycamore Estb Val, Cl 2	9,038,727
CTIVP Vty Sycamore Estb Val, Cl 3	2,688,244
CTIVP Westfield Mid Cap Gro, Cl 2	3,563,469
Del Ivy VIP Asset Strategy, Cl II	991,923
Del VIP for Inc, Serv Cl	546,245
Del VIP Intl, Serv Cl	483,547
DWS Alt Asset Alloc VIP, Cl B	2,821,022
EV VT Floating-Rate Inc, Init Cl	11,690,197
Fid VIP Contrafund, Serv Cl 2	38,224,453
Fid VIP Emer Mkts, Serv Cl 2	1,424,132
Fid VIP Energy, Serv Cl 2	1,689,825
Fid VIP Gro & Inc, Serv Cl	2,642,180
Fid VIP Gro & Inc, Serv Cl 2	9,963,007
Fid VIP Gro Opp, Serv Cl 2	6,064,081
Fid VIP Intl Cap Appr, Serv Cl 2	3,052,384
Fid VIP Invest Gr, Serv Cl 2	7,690,545
Fid VIP Mid Cap, Serv Cl	1,894,962
Fid VIP Mid Cap, Serv Cl 2	18,539,231
Fid VIP Overseas, Serv Cl	623,292
Fid VIP Overseas, Serv Cl 2	2,923,072
Fid VIP Strategic Inc, Serv Cl 2	26,876,874
Frank Global Real Est, Cl 2	1,813,527
Frank Inc, Cl 2	13,098,609
Frank Inc, Cl 4	4,492,632
Frank Mutual Gbl Dis, Cl 4	340,612
Frank Mutual Shares, Cl 2	7,251,098
Frank Sm Cap Val, Cl 2	9,603,865
Frank Sm Cap Val, Cl 4	2,119,136
GS VIT Mid Cap Val, Inst	4,228,899
GS VIT Multi-Strategy Alt, Advisor	1,319,249
GS VIT Multi-Strategy Alt, Serv	781,151
GS VIT Sm Cap Eq Insights, Inst	239,342
GS VIT Sm Cap Eq Insights, Serv	627,199
GS VIT U.S. Eq Insights, Inst	1,374,471
Invesco VI Am Fran, Ser I	353,680
Invesco VI Am Fran, Ser II	2,597,793
Invesco VI Bal Risk Alloc, Ser II	2,991,409
Invesco VI Comstock, Ser II	17,069,553
Invesco VI Core Eq, Ser I	1,947,348
Invesco VI Core Plus Bond, Ser II	3,401,599
Invesco VI Dis Mid Cap Gro, Ser I	358,472
Invesco VI Dis Mid Cap Gro, Ser II	436,298
Invesco VI Div Divd, Ser I	2,287,543
Invesco VI Div Divd, Ser II	1,312,068
Invesco VI EQV Intl Eq, Ser II	904,393
Invesco VI Global, Ser II	16,279,124
Invesco VI Gbl Strat Inc, Ser II	4,458,145
Invesco VI Hlth, Ser II	790,901
Invesco VI Main St, Ser II	560,448
Invesco VI Mn St Sm Cap, Ser II	8,295,707
Invesco VI Tech, Ser I	1,382,744
Invesco VI Tech, Ser II	2,428,575
Janus Henderson VIT Bal, Serv	18,505,482
Janus Henderson VIT Enter, Serv	1,248,148
Janus Henderson VIT Flex Bd, Serv	13,579,603
Janus Henderson VIT Forty, Serv	1,642,013
Janus Hend VIT Gbl Tech Innov, Srv	2,883,729
Janus Henderson VIT Overseas, Serv	2,314,788
Janus Henderson VIT Res, Serv	6,417,805
Lazard Ret Emer Mkts Eq, Serv	360,894

Division	Purchases
Lazard Ret Global Dyn MA, Serv	$1,053,212
Lord Abt Bond Debenture, Cl VC	2,766,604
Lord Abt Short Dur Inc, Cl VC	7,435,923
LVIP JPM US Eq, Serv Cl	3,466,415
MFS Gbl Real Est, Serv Cl	733,186
MFS Intl Gro, Serv Cl	2,652,534
MFS Mass Inv Gro Stock, Serv Cl	5,326,087
MFS New Dis, Serv Cl	713,903
MFS Research Intl, Serv Cl	1,405,539
MFS Utilities, Serv Cl	16,838,897
MS VIF Dis, Cl II	6,269,513
MS VIF Global Real Est, Cl II	668,435
NB AMT Intl Eq, Cl S	290,837
NB AMT Sus Eq, Cl S	2,610,214
NB AMT US Eq Index PW Strat, Cl S	1,892,568
PIMCO VIT All Asset, Advisor Cl	3,441,834
PIMCO VIT Glb Man As Alloc, Adv Cl	851,579
PIMCO VIT Tot Return, Advisor Cl	12,577,602
Put VT Global Hlth Care, Cl IB	4,613,239
Put VT Intl Eq, Cl IB	575,483
Put VT Intl Val, Cl IB	2,181,391
Put VT Lg Cap Val, Cl IB	5,470,276
Put VT Sus Fut, Cl IB	1,682,428
Put VT Sus Leaders, Cl IA	2,948,072
Put VT Sus Leaders, Cl IB	4,147,333
Royce Micro-Cap, Invest Cl	130,577
Temp Global Bond, Cl 2	1,025,260
Third Ave VST Third Ave Value	1,129,736
VanEck VIP Global Gold, Cl S	4,351,037
VP Aggr, Cl 2	48,406,167
VP Aggr, Cl 4	5,386,764
VP Conserv, Cl 2	43,204,740
VP Conserv, Cl 4	12,234,062
VP Man Risk, Cl 2	16,999,197
VP Man Risk US, Cl 2	19,542,843
VP Man Vol Conserv, Cl 2	48,483,352
VP Man Vol Conserv Gro, Cl 2	50,885,260
VP Man Vol Gro, Cl 2	87,155,273
VP Man Vol Mod Gro, Cl 2	96,382,130
VP Mod, Cl 2	105,499,212
VP Mod, Cl 4	10,474,950
VP Mod Aggr, Cl 2	52,194,660
VP Mod Aggr, Cl 4	8,817,963
VP Mod Conserv, Cl 2	43,559,026
VP Mod Conserv, Cl 4	8,474,231
VP Ptnrs Core Bond, Cl 2	4,646,877
VP Ptnrs Core Eq, Cl 2	840,783
VP Ptnrs Core Eq, Cl 3	826,676
VP Ptnrs Intl Core Eq, Cl 2	4,279,871
VP Ptnrs Intl Gro, Cl 2	2,005,155
VP Ptnrs Intl Val, Cl 2	2,745,565
VP Ptnrs Sm Cap Gro, Cl 2	2,628,944
VP Ptnrs Sm Cap Val, Cl 2	1,118,350
VP Ptnrs Sm Cap Val, Cl 3	1,118,320
VP US Flex Conserv Gro, Cl 2	32,253,401
VP US Flex Gro, Cl 2	53,129,947
VP US Flex Mod Gro, Cl 2	34,870,519
Wanger Acorn	1,441,127
Wanger Intl	2,981,964
WA Var Global Hi Yd Bond, Cl II	1,667,376

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	124

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2023	7,078	$1.39	to	$1.20	$9,303	0.61%	0.55%	to	1.90%	12.85%	to	11.35%
2022	7,606	$1.23	to	$1.08	$8,891	2.55%	0.55%	to	1.90%	(19.12%)	to	(20.21%)
2021	8,157	$1.52	to	$1.35	$11,850	1.61%	0.55%	to	1.90%	8.68%	to	7.22%
2020	7,782	$1.40	to	$1.26	$10,461	1.52%	0.55%	to	1.90%	4.29%	to	2.89%
2019	9,012	$1.34	to	$1.23	$11,673	1.80%	0.55%	to	1.90%	14.61%	to	13.07%
AB VPS Intl Val, Cl B
2023	39,261	$2.17	to	$0.91	$66,348	0.68%	0.55%	to	1.45%	14.20%	to	13.18%
2022	43,733	$1.90	to	$0.80	$64,852	4.13%	0.55%	to	1.45%	(14.27%)	to	(15.03%)
2021	46,915	$2.22	to	$0.94	$81,262	1.65%	0.55%	to	1.45%	10.25%	to	9.26%
2020	52,865	$2.01	to	$0.86	$83,459	1.53%	0.55%	to	1.45%	1.65%	to	0.74%
2019	60,148	$1.98	to	$0.86	$93,276	0.77%	0.55%	to	1.45%	16.15%	to	15.11%
AB VPS Lg Cap Gro, Cl B
2023	25,046	$4.96	to	$4.27	$148,095	—	0.60%	to	1.90%	33.98%	to	32.26%
2022	25,048	$3.70	to	$3.23	$111,582	—	0.60%	to	1.90%	(29.11%)	to	(30.03%)
2021	24,175	$5.22	to	$4.62	$152,637	—	0.60%	to	1.90%	27.88%	to	26.23%
2020	24,181	$4.08	to	$3.66	$119,644	—	0.60%	to	1.90%	34.34%	to	32.60%
2019	23,413	$3.04	to	$2.76	$86,613	—	0.60%	to	1.90%	33.56%	to	31.84%
AB VPS Relative Val, Cl B
2023	19,455	$4.02	to	$1.10	$71,874	1.28%	0.55%	to	1.55%	11.11%	to	10.01%
2022	21,769	$3.62	to	$1.00	$72,788	1.10%	0.55%	to	1.55%	(4.94%)	to	(0.06	%)(7)
2021	23,359	$3.80	to	$2.96	$82,840	0.63%	0.55%	to	1.45%	27.14%	to	26.00%
2020	26,311	$2.99	to	$2.35	$73,638	1.34%	0.55%	to	1.45%	1.91%	to	1.00%
2019	29,990	$2.94	to	$2.33	$82,516	1.02%	0.55%	to	1.45%	22.93%	to	21.83%
AB VPS Sus Gbl Thematic, Cl B
2023	3,352	$3.09	to	$1.07	$9,733	0.03%	0.55%	to	1.55%	15.07%	to	13.93%
2022	3,065	$2.69	to	$0.94	$7,697	—	0.55%	to	1.55%	(27.57%)	to	(6.14	%)(7)
2021	3,296	$3.71	to	$3.27	$11,645	—	0.55%	to	1.45%	21.90%	to	20.81%
2020	3,590	$3.05	to	$2.71	$10,374	0.42%	0.55%	to	1.45%	38.32%	to	37.08%
2019	3,339	$2.20	to	$1.97	$7,016	0.17%	0.55%	to	1.45%	29.07%	to	27.91%
Allspg VT Index Asset Alloc, Cl 2
2023	5,574	$3.73	to	$3.42	$20,062	0.96%	0.55%	to	1.20%	16.07%	to	15.31%
2022	5,962	$3.22	to	$2.96	$18,562	0.63%	0.55%	to	1.20%	(17.48%)	to	(18.01%)
2021	6,570	$3.90	to	$3.61	$24,848	0.59%	0.55%	to	1.20%	15.36%	to	14.61%
2020	7,351	$3.38	to	$3.15	$24,171	0.82%	0.55%	to	1.20%	15.94%	to	15.20%
2019	8,230	$2.92	to	$2.74	$23,399	1.09%	0.55%	to	1.20%	19.50%	to	18.72%
Allspg VT Intl Eq, Cl 2
2023	12,007	$2.12	to	$1.31	$21,423	1.45%	0.55%	to	1.45%	14.93%	to	13.90%
2022	13,606	$1.84	to	$1.15	$21,237	3.65%	0.55%	to	1.45%	(12.37%)	to	(13.15%)
2021	14,752	$2.10	to	$1.33	$26,283	1.08%	0.55%	to	1.45%	6.28%	to	5.33%
2020	16,331	$1.98	to	$1.26	$27,472	2.58%	0.55%	to	1.45%	4.35%	to	3.42%
2019	18,783	$1.89	to	$1.22	$30,400	3.69%	0.55%	to	1.45%	14.85%	to	13.82%
Allspg VT Opp, Cl 2
2023	8,454	$5.58	to	$2.86	$41,208	—	0.55%	to	1.90%	25.81%	to	24.13%
2022	9,954	$4.43	to	$2.30	$38,727	—	0.55%	to	1.90%	(21.24%)	to	(22.30%)
2021	11,269	$5.63	to	$2.96	$55,858	0.04%	0.55%	to	1.90%	24.09%	to	22.43%
2020	12,694	$4.54	to	$2.42	$50,846	0.44%	0.55%	to	1.90%	20.34%	to	18.73%
2019	14,921	$3.77	to	$2.04	$49,566	0.28%	0.55%	to	1.90%	30.74%	to	28.99%

125	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Sm Cap Gro, Cl 2
2023	18,920	$4.12	to	$2.15	$70,724	—	0.55%	to	1.90%	3.54%		to	2.15%
2022	19,710	$3.97	to	$2.10	$71,369	—	0.55%	to	1.90%	(34.78%)		to	(35.66%)
2021	21,888	$6.09	to	$3.27	$122,035	—	0.55%	to	1.90%	7.05%		to	5.61%
2020	23,583	$5.69	to	$3.10	$123,475	—	0.55%	to	1.90%	56.92%		to	54.82%
2019	24,616	$3.63	to	$2.00	$82,575	—	0.55%	to	1.90%	24.14%		to	22.48%
ALPS Alerian Engy Infr, Class III
2023	34,442	$1.32	to	$1.14	$43,193	3.05%	0.55%	to	1.90%	13.28%		to	11.77%
2022	38,045	$1.16	to	$1.02	$42,306	4.78%	0.55%	to	1.90%	16.68%		to	15.12%
2021	31,011	$1.00	to	$0.89	$29,707	2.06%	0.55%	to	1.90%	37.02%		to	35.18%
2020	31,725	$0.73	to	$0.66	$22,314	2.78%	0.55%	to	1.90%	(25.54%)		to	(26.54%)
2019	35,763	$0.98	to	$0.89	$33,932	1.50%	0.55%	to	1.90%	19.75%		to	18.15%
AC VP Intl, Cl I
2023	2,880	$2.30	to	$2.09	$6,221	1.41%	0.55%	to	0.95%	11.96%		to	11.51%
2022	3,217	$2.05	to	$1.87	$6,233	1.50%	0.55%	to	0.95%	(25.17%)		to	(25.47%)
2021	3,597	$2.75	to	$2.51	$9,341	0.16%	0.55%	to	0.95%	8.15%		to	7.72%
2020	3,871	$2.54	to	$2.33	$9,327	0.49%	0.55%	to	0.95%	25.19%		to	24.69%
2019	4,271	$2.03	to	$1.87	$8,221	0.88%	0.55%	to	0.95%	27.72%		to	27.21%
AC VP Intl, Cl II
2023	7,365	$2.47	to	$1.03	$16,816	1.25%	0.55%	to	1.55%	11.81%		to	10.71%
2022	7,608	$2.21	to	$0.93	$16,058	1.35%	0.55%	to	1.55%	(25.27%)		to	(6.43	%)(7)
2021	8,507	$2.96	to	$3.01	$24,400	0.02%	0.55%	to	1.20%	8.01%		to	7.31%
2020	9,218	$2.74	to	$2.81	$24,485	0.38%	0.55%	to	1.20%	24.97%		to	24.15%
2019	9,677	$2.19	to	$2.26	$20,637	0.75%	0.55%	to	1.20%	27.44%		to	26.61%
AC VP Mid Cap Val, Cl II
2023	11,493	$3.30	to	$1.04	$38,655	2.17%	0.55%	to	1.55%	5.45%		to	4.40%
2022	12,448	$3.13	to	$0.99	$40,249	2.11%	0.55%	to	1.55%	(1.92%)		to	(0.64	%)(7)
2021	12,841	$3.19	to	$3.46	$42,771	1.00%	0.55%	to	1.45%	22.34%		to	21.25%
2020	14,793	$2.61	to	$2.85	$40,391	1.63%	0.55%	to	1.45%	0.56%		to	(0.35%)
2019	19,355	$2.59	to	$2.86	$52,756	1.91%	0.55%	to	1.45%	28.29%		to	27.14%
AC VP Ultra, Cl II
2023	8,647	$6.05	to	$5.40	$49,845	—	0.55%	to	1.45%	42.49%		to	41.21%
2022	8,897	$4.24	to	$3.83	$36,106	—	0.55%	to	1.45%	(32.83%)		to	(33.43%)
2021	9,890	$6.32	to	$5.75	$60,002	—	0.55%	to	1.45%	22.32%		to	21.23%
2020	11,057	$5.16	to	$4.74	$54,981	—	0.55%	to	1.45%	48.73%		to	47.40%
2019	11,208	$3.47	to	$3.22	$37,737	—	0.55%	to	1.45%	33.72%		to	32.53%
AC VP Val, Cl I
2023	5,194	$5.63	to	$5.11	$27,678	2.38%	0.55%	to	0.95%	8.50%		to	8.07%
2022	5,778	$5.19	to	$4.73	$28,456	2.09%	0.55%	to	0.95%	(0.01%)		to	(0.41%)
2021	6,246	$5.19	to	$4.75	$30,851	1.73%	0.55%	to	0.95%	23.83%		to	23.33%
2020	6,916	$4.19	to	$3.85	$27,765	2.28%	0.55%	to	0.95%	0.42%		to	0.02%
2019	8,222	$4.17	to	$3.85	$32,899	2.11%	0.55%	to	0.95%	26.34%		to	25.83%
AC VP Val, Cl II
2023	46,305	$4.65	to	$2.47	$177,917	2.23%	0.55%	to	1.90%	8.42%		to	6.98%
2022	51,027	$4.29	to	$2.31	$180,526	1.96%	0.55%	to	1.90%	(0.24%)		to	(1.57%)
2021	49,692	$4.30	to	$2.35	$178,573	1.59%	0.55%	to	1.90%	23.60%		to	21.95%
2020	53,117	$3.48	to	$1.92	$155,093	2.14%	0.55%	to	1.90%	0.28%		to	(1.06%)
2019	63,453	$3.47	to	$1.94	$184,130	1.96%	0.55%	to	1.90%	26.23%		to	24.53%
BlackRock Adv SMID Cap VI, Cl III
2023	1,529	$1.14	to	$1.12	$1,730	3.19%	0.65%	to	1.55%	17.86%		to	16.82%
2022	341	$0.97	to	$0.96	$329	5.43%	0.65%	to	1.55%	(4.28	%)(7)	to	(4.84	%)(7)

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	126

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2023	44,971	$1.75	to	$1.49	$74,396	2.48%	0.55%	to	1.90%	11.88%		to	10.37%
2022	48,231	$1.56	to	$1.35	$71,677	—	0.55%	to	1.90%	(16.53%)		to	(17.64%)
2021	51,484	$1.87	to	$1.64	$92,142	0.83%	0.55%	to	1.90%	5.83%		to	4.41%
2020	49,337	$1.77	to	$1.57	$83,868	1.34%	0.55%	to	1.90%	20.05%		to	18.43%
2019	51,774	$1.47	to	$1.33	$73,748	1.25%	0.55%	to	1.90%	17.11%		to	15.55%
BNY Mellon Sus US Eq, Serv
2023	2,647	$1.13	to	$1.12	$2,990	0.14%	0.65%	to	1.55%	22.71%		to	21.61%
2022	258	$0.92	to	$0.92	$239	—	0.65%	to	1.55%	(7.93	%)(7)	to	(8.48	%)(7)
Calvert VP EAFE Intl Index, Cl F
2023	2,801	$1.14	to	$1.12	$3,180	3.77%	0.65%	to	1.55%	16.77%		to	15.73%
2022	1,106	$0.98	to	$0.97	$1,081	8.22%	0.65%	to	1.55%	(2.06	%)(7)	to	(2.64	%)(7)
Calvert VP Nasdaq 100 Index, Cl F
2023	7,195	$1.30	to	$1.28	$9,295	0.47%	0.65%	to	1.55%	53.03%		to	51.66%
2022	2,273	$0.85	to	$0.84	$1,929	0.44%	0.65%	to	1.55%	(16.49	%)(7)	to	(16.98	%)(7)
Calv VP Russ 2000 Sm Cap Ind, Cl F
2023	4,332	$1.10	to	$1.08	$4,726	1.24%	0.65%	to	1.55%	15.61%		to	14.57%
2022	1,554	$0.95	to	$0.94	$1,475	1.76%	0.65%	to	1.55%	(6.07	%)(7)	to	(6.63	%)(7)
Calvert VP SRI Bal, Cl F
2023	1,315	$1.10	to	$1.08	$1,433	2.01%	0.65%	to	1.55%	15.67%		to	14.64%
2022	344	$0.95	to	$0.94	$326	3.11%	0.65%	to	1.55%	(5.21	%)(7)	to	(5.79	%)(7)
Calvert VP SRI Bal, Cl I
2023	7,788	$2.87	to	$2.82	$21,222	1.58%	0.55%	to	1.20%	16.19%		to	15.43%
2022	8,225	$2.47	to	$2.44	$19,357	1.18%	0.55%	to	1.20%	(15.88%)		to	(16.42%)
2021	9,172	$2.93	to	$2.92	$25,775	1.16%	0.55%	to	1.20%	14.49%		to	13.74%
2020	9,850	$2.56	to	$2.57	$24,246	1.51%	0.55%	to	1.20%	14.63%		to	13.88%
2019	10,384	$2.24	to	$2.26	$22,358	1.56%	0.55%	to	1.20%	23.72%		to	22.92%
CB Var Sm Cap Gro, Cl I
2023	4,265	$3.77	to	$3.24	$15,058	—	0.55%	to	1.45%	7.81%		to	6.85%
2022	4,501	$3.49	to	$3.03	$14,793	—	0.55%	to	1.45%	(29.24%)		to	(29.87%)
2021	4,824	$4.94	to	$4.33	$22,500	—	0.55%	to	1.45%	11.99%		to	10.99%
2020	5,487	$4.41	to	$3.90	$22,942	—	0.55%	to	1.45%	42.48%		to	41.20%
2019	6,213	$3.09	to	$2.76	$18,309	—	0.55%	to	1.45%	26.18%		to	25.05%
Col VP Bal, Cl 2
2023	91,069	$1.06	to	$1.03	$95,274	—	0.60%	to	1.55%	20.38%		to	19.24%
2022	70,090	$0.88	to	$0.86	$61,116	—	0.60%	to	1.55%	(17.36%)		to	(18.14%)
2021	23,656	$1.06	to	$1.06	$25,051	—	0.60%	to	1.55%	6.03	%(6)	to	5.37	%(6)
Col VP Bal, Cl 3
2023	177,389	$3.46	to	$2.19	$568,979	—	0.55%	to	1.90%	20.57%		to	18.96%
2022	183,169	$2.87	to	$1.84	$489,962	—	0.55%	to	1.90%	(17.20%)		to	(18.31%)
2021	198,849	$3.46	to	$2.25	$643,716	—	0.55%	to	1.90%	14.11%		to	12.58%
2020	202,406	$3.03	to	$2.00	$577,612	—	0.55%	to	1.90%	16.94%		to	15.37%
2019	200,210	$2.59	to	$1.73	$493,462	—	0.55%	to	1.90%	22.11%		to	20.47%
Col VP Commodity Strategy, Cl 2
2023	21,658	$0.80	to	$0.69	$16,350	20.62%	0.55%	to	1.90%	(7.64%)		to	(8.88%)
2022	29,909	$0.86	to	$0.76	$24,623	28.61%	0.55%	to	1.90%	18.05%		to	16.47%
2021	15,752	$0.73	to	$0.65	$11,016	—	0.55%	to	1.90%	31.29%		to	29.53%
2020	8,170	$0.56	to	$0.50	$4,373	20.03%	0.55%	to	1.90%	(2.09%)		to	(3.40%)
2019	8,107	$0.57	to	$0.52	$4,460	0.93%	0.55%	to	1.90%	7.19%		to	5.75%

127	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Contrarian Core, Cl 2
2023	45,709	$3.43	to	$2.97	$149,161	—	0.55%	to	1.90%	31.17%	to	29.41%
2022	45,630	$2.62	to	$2.29	$114,015	—	0.55%	to	1.90%	(19.30%)	to	(20.38%)
2021	46,001	$3.24	to	$2.88	$143,414	—	0.55%	to	1.90%	23.28%	to	21.63%
2020	46,707	$2.63	to	$2.37	$118,781	—	0.55%	to	1.90%	21.33%	to	19.71%
2019	48,211	$2.17	to	$1.98	$101,337	—	0.55%	to	1.90%	32.08%	to	30.31%
Col VP Disciplined Core, Cl 2
2023	11,160	$3.48	to	$3.00	$52,064	—	0.60%	to	1.90%	23.34%	to	21.75%
2022	10,728	$2.82	to	$2.47	$40,774	—	0.60%	to	1.90%	(19.42%)	to	(20.46%)
2021	10,168	$3.50	to	$3.10	$48,058	—	0.60%	to	1.90%	31.64%	to	29.94%
2020	10,030	$2.66	to	$2.39	$36,162	—	0.60%	to	1.90%	13.15%	to	11.69%
2019	10,947	$2.35	to	$2.14	$35,044	—	0.60%	to	1.90%	23.72%	to	22.12%
Col VP Disciplined Core, Cl 3
2023	87,846	$3.49	to	$3.55	$339,236	—	0.55%	to	1.45%	23.55%	to	22.45%
2022	96,320	$2.83	to	$2.90	$302,302	—	0.55%	to	1.45%	(19.27%)	to	(20.00%)
2021	105,498	$3.50	to	$3.63	$411,739	—	0.55%	to	1.45%	31.84%	to	30.66%
2020	116,774	$2.65	to	$2.77	$347,019	—	0.55%	to	1.45%	13.36%	to	12.34%
2019	131,960	$2.34	to	$2.47	$346,230	—	0.55%	to	1.45%	23.95%	to	22.84%
Col VP Divd Opp, Cl 2
2023	33,217	$2.53	to	$2.19	$98,976	—	0.60%	to	1.90%	4.22%	to	2.87%
2022	33,985	$2.43	to	$2.13	$97,769	—	0.60%	to	1.90%	(1.98%)	to	(3.24%)
2021	27,966	$2.48	to	$2.20	$82,699	—	0.60%	to	1.90%	25.14%	to	23.53%
2020	26,193	$1.98	to	$1.78	$62,077	—	0.60%	to	1.90%	0.30%	to	(1.00%)
2019	27,679	$1.98	to	$1.80	$65,706	—	0.60%	to	1.90%	23.02%	to	21.43%
Col VP Divd Opp, Cl 3
2023	93,884	$4.67	to	$2.46	$365,624	—	0.55%	to	1.45%	4.38%	to	3.45%
2022	106,455	$4.47	to	$2.38	$398,253	—	0.55%	to	1.45%	(1.78%)	to	(2.66%)
2021	112,748	$4.55	to	$2.45	$432,848	—	0.55%	to	1.45%	25.33%	to	24.20%
2020	128,498	$3.63	to	$1.97	$395,051	—	0.55%	to	1.45%	0.47%	to	(0.43%)
2019	148,528	$3.62	to	$1.98	$456,364	—	0.55%	to	1.45%	23.24%	to	22.14%
Col VP Emerg Mkts Bond, Cl 2
2023	9,315	$1.07	to	$0.92	$9,458	5.25%	0.55%	to	1.90%	9.42%	to	7.95%
2022	10,088	$0.97	to	$0.85	$9,401	4.03%	0.55%	to	1.90%	(16.62%)	to	(17.73%)
2021	11,854	$1.17	to	$1.04	$13,330	3.68%	0.55%	to	1.90%	(2.99%)	to	(4.29%)
2020	12,122	$1.21	to	$1.09	$14,140	3.23%	0.55%	to	1.90%	6.58%	to	5.14%
2019	13,256	$1.13	to	$1.03	$14,563	4.87%	0.55%	to	1.90%	11.47%	to	9.98%
Col VP Emer Mkts, Cl 2
2023	38,481	$1.23	to	$1.06	$47,969	—	0.60%	to	1.90%	8.54%	to	7.15%
2022	40,466	$1.14	to	$0.99	$46,712	—	0.60%	to	1.90%	(33.47%)	to	(34.33%)
2021	37,968	$1.71	to	$1.51	$66,169	0.84%	0.60%	to	1.90%	(8.03%)	to	(9.22%)
2020	32,764	$1.86	to	$1.66	$62,343	0.43%	0.60%	to	1.90%	32.37%	to	30.66%
2019	32,611	$1.40	to	$1.27	$47,056	0.14%	0.60%	to	1.90%	30.49%	to	28.80%
Col VP Emer Mkts, Cl 3
2023	28,396	$3.07	to	$1.67	$68,435	—	0.55%	to	1.45%	8.71%	to	7.74%
2022	31,922	$2.82	to	$1.55	$71,144	—	0.55%	to	1.45%	(33.34%)	to	(33.94%)
2021	35,031	$4.23	to	$2.35	$117,350	0.99%	0.55%	to	1.45%	(7.84%)	to	(8.67%)
2020	38,326	$4.59	to	$2.57	$139,658	0.56%	0.55%	to	1.45%	32.63%	to	31.44%
2019	45,589	$3.46	to	$1.96	$125,995	0.18%	0.55%	to	1.45%	30.71%	to	29.54%
Col VP Global Strategic Inc, Cl 2
2023	9,372	$0.93	to	$0.80	$8,915	3.11%	0.60%	to	1.90%	8.82%	to	7.41%
2022	9,863	$0.85	to	$0.74	$8,660	3.18%	0.60%	to	1.90%	(14.14%)	to	(15.25%)
2021	9,729	$0.99	to	$0.88	$9,991	3.67%	0.60%	to	1.90%	0.43%	to	(0.87%)
2020	9,357	$0.99	to	$0.88	$9,602	5.12%	0.60%	to	1.90%	3.96%	to	2.62%
2019	9,897	$0.95	to	$0.86	$9,811	—	0.60%	to	1.90%	10.10%	to	8.67%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	128

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Global Strategic Inc, Cl 3
2023	28,567	$1.82	to	$1.12	$44,431	3.26%	0.55%	to	1.45%	9.21%	to	8.23%
2022	31,815	$1.66	to	$1.03	$45,420	3.43%	0.55%	to	1.45%	(14.08%)	to	(14.85%)
2021	35,882	$1.93	to	$1.21	$59,979	3.92%	0.55%	to	1.45%	0.59%	to	(0.32%)
2020	38,477	$1.92	to	$1.22	$64,308	5.22%	0.55%	to	1.45%	4.11%	to	3.17%
2019	43,214	$1.85	to	$1.18	$69,749	—	0.55%	to	1.45%	10.30%	to	9.31%
Col VP Govt Money Mkt, Cl 2
2023	157,215	$1.02	to	$0.87	$148,910	4.38%	0.60%	to	1.90%	3.84%	to	2.50%
2022	160,765	$0.98	to	$0.85	$146,821	1.24%	0.60%	to	1.90%	0.50%	to	(0.79%)
2021	102,600	$0.98	to	$0.86	$93,666	0.01%	0.60%	to	1.90%	(0.59%)	to	(1.87%)
2020	100,549	$0.98	to	$0.88	$92,735	0.13%	0.60%	to	1.90%	(0.36%)	to	(1.66%)
2019	54,408	$0.98	to	$0.89	$50,523	1.60%	0.60%	to	1.90%	1.03%	to	(0.30%)
Col VP Govt Money Mkt, Cl 3
2023	112,497	$1.26	to	$0.94	$126,338	4.50%	0.55%	to	1.45%	4.02%	to	3.09%
2022	125,779	$1.21	to	$0.91	$135,605	1.22%	0.55%	to	1.45%	0.61%	to	(0.29%)
2021	101,435	$1.21	to	$0.91	$110,390	0.01%	0.55%	to	1.45%	(0.53%)	to	(1.41%)
2020	123,715	$1.21	to	$0.93	$135,583	0.18%	0.55%	to	1.45%	(0.27%)	to	(1.16%)
2019	86,619	$1.22	to	$0.94	$96,069	1.73%	0.55%	to	1.45%	1.21%	to	0.30%
Col VP Hi Yield Bond, Cl 2
2023	26,480	$1.64	to	$1.41	$48,187	5.28%	0.60%	to	1.90%	11.20%	to	9.77%
2022	27,215	$1.47	to	$1.28	$44,830	5.01%	0.60%	to	1.90%	(11.31%)	to	(12.45%)
2021	28,938	$1.66	to	$1.46	$54,019	4.95%	0.60%	to	1.90%	4.17%	to	2.82%
2020	27,679	$1.59	to	$1.42	$49,734	5.59%	0.60%	to	1.90%	5.67%	to	4.31%
2019	28,414	$1.51	to	$1.36	$48,520	5.77%	0.60%	to	1.90%	15.83%	to	14.33%
Col VP Hi Yield Bond, Cl 3
2023	38,417	$3.36	to	$2.22	$115,280	5.38%	0.55%	to	1.45%	11.47%	to	10.47%
2022	43,790	$3.01	to	$2.01	$118,266	5.08%	0.55%	to	1.45%	(11.19%)	to	(11.99%)
2021	50,238	$3.39	to	$2.28	$153,394	4.93%	0.55%	to	1.45%	4.29%	to	3.35%
2020	55,713	$3.25	to	$2.21	$163,849	5.64%	0.55%	to	1.45%	5.96%	to	5.01%
2019	66,858	$3.07	to	$2.10	$185,992	5.75%	0.55%	to	1.45%	16.08%	to	15.04%
Col VP Inc Opp, Cl 2
2023	15,262	$1.60	to	$1.37	$26,797	4.92%	0.60%	to	1.90%	10.70%	to	9.27%
2022	15,640	$1.44	to	$1.25	$24,877	5.14%	0.60%	to	1.90%	(10.75%)	to	(11.89%)
2021	15,562	$1.61	to	$1.42	$27,881	8.91%	0.60%	to	1.90%	3.52%	to	2.18%
2020	15,674	$1.56	to	$1.39	$27,225	4.58%	0.60%	to	1.90%	5.04%	to	3.68%
2019	17,985	$1.48	to	$1.34	$29,843	4.81%	0.60%	to	1.90%	15.44%	to	13.94%
Col VP Inc Opp, Cl 3
2023	29,011	$2.69	to	$2.14	$71,590	5.03%	0.55%	to	1.45%	10.90%	to	9.91%
2022	32,732	$2.43	to	$1.95	$73,104	5.16%	0.55%	to	1.45%	(10.70%)	to	(11.50%)
2021	37,714	$2.72	to	$2.20	$94,708	8.85%	0.55%	to	1.45%	3.90%	to	2.97%
2020	42,052	$2.61	to	$2.14	$101,999	4.60%	0.55%	to	1.45%	5.16%	to	4.21%
2019	49,492	$2.49	to	$2.05	$114,398	4.99%	0.55%	to	1.45%	15.59%	to	14.56%
Col VP Inter Bond, Cl 2
2023	60,739	$1.17	to	$1.00	$72,989	2.14%	0.60%	to	1.90%	5.46%	to	4.09%
2022	48,671	$1.11	to	$0.97	$55,788	2.91%	0.60%	to	1.90%	(17.71%)	to	(18.78%)
2021	50,375	$1.35	to	$1.19	$70,444	3.08%	0.60%	to	1.90%	(1.18%)	to	(2.45%)
2020	47,138	$1.36	to	$1.22	$66,938	2.67%	0.60%	to	1.90%	11.60%	to	10.16%
2019	38,012	$1.22	to	$1.11	$48,594	2.96%	0.60%	to	1.90%	8.38%	to	6.98%
Col VP Inter Bond, Cl 3
2023	119,388	$2.09	to	$1.38	$216,758	2.22%	0.55%	to	1.45%	5.61%	to	4.67%
2022	126,393	$1.98	to	$1.32	$218,263	3.03%	0.55%	to	1.45%	(17.62%)	to	(18.36%)
2021	145,682	$2.41	to	$1.62	$306,148	3.17%	0.55%	to	1.45%	(0.90%)	to	(1.79%)
2020	160,950	$2.43	to	$1.65	$342,523	2.75%	0.55%	to	1.45%	11.83%	to	10.83%
2019	159,192	$2.17	to	$1.49	$305,425	3.11%	0.55%	to	1.45%	8.52%	to	7.55%

129	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Gro, Cl 2
2023	21,127	$4.36	to	$3.74	$115,306	—	0.60%	to	1.90%	41.92%		to	40.09%
2022	19,630	$3.07	to	$2.67	$76,441	—	0.60%	to	1.90%	(31.94%)		to	(32.82%)
2021	19,443	$4.51	to	$3.97	$111,805	—	0.60%	to	1.90%	27.58%		to	25.94%
2020	17,772	$3.53	to	$3.15	$80,335	—	0.60%	to	1.90%	33.61%		to	31.88%
2019	16,736	$2.65	to	$2.39	$56,838	—	0.60%	to	1.90%	34.72%		to	32.98%
Col VP Lg Cap Gro, Cl 3
2023	38,438	$3.31	to	$4.38	$131,653	—	0.55%	to	1.45%	42.17%		to	40.90%
2022	42,115	$2.33	to	$3.11	$101,467	—	0.55%	to	1.45%	(31.82%)		to	(32.43%)
2021	47,378	$3.42	to	$4.60	$168,058	—	0.55%	to	1.45%	27.83%		to	26.69%
2020	55,016	$2.67	to	$3.63	$152,397	—	0.55%	to	1.45%	33.83%		to	32.63%
2019	62,416	$2.00	to	$2.74	$128,985	—	0.55%	to	1.45%	35.02%		to	33.80%
Col VP Lg Cap Index, Cl 2
2023	88,753	$1.16	to	$1.13	$101,415	—	0.60%	to	1.55%	24.90%		to	23.73%
2022	54,509	$0.93	to	$0.91	$50,101	—	0.60%	to	1.55%	(19.03%)		to	(19.79%)
2021	23,421	$1.14	to	$1.14	$26,667	—	0.60%	to	1.55%	13.93	%(6)	to	13.22	%(6)
Col VP Lg Cap Index, Cl 3
2023	132,545	$4.05	to	$3.26	$528,874	—	0.55%	to	1.90%	25.13%		to	23.46%
2022	141,826	$3.24	to	$2.64	$454,456	—	0.55%	to	1.90%	(18.89%)		to	(19.98%)
2021	149,903	$3.99	to	$3.30	$595,823	—	0.55%	to	1.90%	27.52%		to	25.81%
2020	152,958	$3.13	to	$2.62	$479,900	—	0.55%	to	1.90%	17.25%		to	15.68%
2019	156,149	$2.67	to	$2.27	$420,166	—	0.55%	to	1.90%	30.23%		to	28.49%
Col VP Limited Duration Cr, Cl 2
2023	66,869	$1.06	to	$0.99	$74,958	3.05%	0.55%	to	1.90%	6.08%		to	4.66%
2022	70,475	$1.00	to	$0.94	$74,819	0.52%	0.55%	to	1.90%	(6.87%)		to	(8.12%)
2021	59,735	$1.07	to	$1.03	$68,215	1.39%	0.55%	to	1.90%	(1.38%)		to	(2.71%)
2020	54,109	$1.09	to	$1.06	$62,924	2.54%	0.55%	to	1.90%	4.99%		to	3.58%
2019	39,044	$1.04	to	$1.02	$43,437	2.09%	0.55%	to	1.90%	6.88%		to	5.44%
Col VP Long Govt/Cr Bond, Cl 2
2023	14,703	$1.07	to	$0.92	$15,002	3.29%	0.55%	to	1.90%	6.10%		to	4.67%
2022	10,846	$1.01	to	$0.88	$10,487	2.36%	0.55%	to	1.90%	(28.09%)		to	(29.06%)
2021	12,912	$1.40	to	$1.24	$17,456	1.65%	0.55%	to	1.90%	(4.00%)		to	(5.28%)
2020	19,114	$1.46	to	$1.31	$27,008	2.51%	0.55%	to	1.90%	16.43%		to	14.87%
2019	12,488	$1.25	to	$1.14	$15,275	2.52%	0.55%	to	1.90%	18.77%		to	17.17%
Col VP Overseas Core, Cl 2
2023	20,026	$1.66	to	$1.47	$36,445	1.66%	0.60%	to	1.90%	14.64%		to	13.16%
2022	19,479	$1.45	to	$1.29	$31,077	0.76%	0.60%	to	1.90%	(15.41%)		to	(16.50%)
2021	19,064	$1.71	to	$1.55	$36,106	1.09%	0.60%	to	1.90%	9.09%		to	7.68%
2020	14,948	$1.57	to	$1.44	$26,029	1.43%	0.60%	to	1.90%	8.19%		to	6.78%
2019	14,848	$1.45	to	$1.35	$23,958	1.82%	0.60%	to	1.90%	24.38%		to	22.80%
Col VP Overseas Core, Cl 3
2023	27,311	$1.80	to	$1.59	$51,120	1.83%	0.55%	to	1.45%	14.84%		to	13.81%
2022	30,269	$1.57	to	$1.40	$49,413	0.80%	0.55%	to	1.45%	(15.27%)		to	(16.03%)
2021	32,569	$1.85	to	$1.66	$63,000	1.18%	0.55%	to	1.45%	9.28%		to	8.30%
2020	36,058	$1.69	to	$1.54	$64,166	1.56%	0.55%	to	1.45%	8.33%		to	7.36%
2019	42,438	$1.56	to	$1.43	$69,942	1.96%	0.55%	to	1.45%	24.63%		to	23.52%
Col VP Select Lg Cap Eq, Cl 2
2023	2,393	$1.17	to	$1.16	$2,785	—	0.65%	to	1.55%	26.94%		to	25.81%
2022	544	$0.92	to	$0.92	$501	—	0.65%	to	1.55%	(8.22	%)(7)	to	(8.76	%)(7)
Col VP Select Lg Cap Val, Cl 2
2023	17,249	$3.05	to	$2.67	$66,072	—	0.60%	to	1.90%	4.48%		to	3.14%
2022	17,438	$2.92	to	$2.58	$64,723	—	0.60%	to	1.90%	(2.65%)		to	(3.90%)
2021	13,936	$3.00	to	$2.69	$53,745	—	0.60%	to	1.90%	25.23%		to	23.61%
2020	9,450	$2.40	to	$2.18	$29,243	—	0.60%	to	1.90%	6.17%		to	4.80%
2019	9,809	$2.26	to	$2.08	$28,733	—	0.60%	to	1.90%	25.67%		to	24.05%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	130

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 3
2023	11,454	$4.28	to	$3.15	$43,542	—	0.55%	to	1.45%	4.65%		to	3.72%
2022	13,975	$4.09	to	$3.04	$50,932	—	0.55%	to	1.45%	(2.49%)		to	(3.36%)
2021	12,549	$4.20	to	$3.15	$47,197	—	0.55%	to	1.45%	25.46%		to	24.33%
2020	10,598	$3.34	to	$2.53	$31,993	—	0.55%	to	1.45%	6.37%		to	5.41%
2019	13,028	$3.14	to	$2.40	$36,838	—	0.55%	to	1.45%	25.85%		to	24.72%
Col VP Select Mid Cap Gro, Cl 2
2023	10,620	$2.88	to	$2.48	$35,129	—	0.60%	to	1.90%	24.18%		to	22.58%
2022	10,060	$2.32	to	$2.02	$27,061	—	0.60%	to	1.90%	(31.42%)		to	(32.31%)
2021	9,970	$3.38	to	$2.99	$39,277	—	0.60%	to	1.90%	15.57%		to	14.08%
2020	9,288	$2.92	to	$2.62	$31,803	—	0.60%	to	1.90%	34.27%		to	32.54%
2019	8,303	$2.18	to	$1.98	$21,266	—	0.60%	to	1.90%	34.02%		to	32.29%
Col VP Select Mid Cap Gro, Cl 3
2023	18,490	$4.53	to	$3.26	$67,844	—	0.55%	to	1.45%	24.40%		to	23.29%
2022	19,888	$3.64	to	$2.64	$58,878	—	0.55%	to	1.45%	(31.30%)		to	(31.91%)
2021	22,032	$5.30	to	$3.88	$95,791	—	0.55%	to	1.45%	15.77%		to	14.73%
2020	24,410	$4.57	to	$3.38	$92,335	—	0.55%	to	1.45%	34.49%		to	33.29%
2019	27,275	$3.40	to	$2.54	$77,186	—	0.55%	to	1.45%	34.28%		to	33.08%
Col VP Select Mid Cap Val, Cl 2
2023	11,612	$2.93	to	$2.54	$40,998	—	0.60%	to	1.90%	9.39%		to	7.98%
2022	12,350	$2.68	to	$2.35	$40,200	—	0.60%	to	1.90%	(10.20%)		to	(11.36%)
2021	11,773	$2.99	to	$2.65	$42,971	—	0.60%	to	1.90%	31.18%		to	29.49%
2020	10,747	$2.28	to	$2.05	$29,999	—	0.60%	to	1.90%	6.61%		to	5.23%
2019	11,553	$2.14	to	$1.95	$30,378	—	0.60%	to	1.90%	30.46%		to	28.78%
Col VP Select Mid Cap Val, Cl 3
2023	10,964	$4.33	to	$2.95	$40,179	—	0.55%	to	1.45%	9.58%		to	8.60%
2022	12,744	$3.95	to	$2.72	$42,797	—	0.55%	to	1.45%	(10.06%)		to	(10.86%)
2021	13,270	$4.39	to	$3.05	$49,753	—	0.55%	to	1.45%	31.41%		to	30.23%
2020	15,060	$3.34	to	$2.34	$43,098	—	0.55%	to	1.45%	6.82%		to	5.86%
2019	18,698	$3.13	to	$2.21	$50,177	—	0.55%	to	1.45%	30.70%		to	29.53%
Col VP Select Sm Cap Val, Cl 2
2023	7,937	$2.55	to	$2.22	$25,205	—	0.60%	to	1.90%	12.17%		to	10.73%
2022	7,906	$2.27	to	$2.01	$22,558	—	0.60%	to	1.90%	(15.43%)		to	(16.53%)
2021	6,959	$2.68	to	$2.40	$23,615	—	0.60%	to	1.90%	29.84%		to	28.16%
2020	5,865	$2.07	to	$1.88	$15,402	—	0.60%	to	1.90%	8.27%		to	6.87%
2019	5,336	$1.91	to	$1.76	$12,996	—	0.60%	to	1.90%	16.74%		to	15.23%
Col VP Select Sm Cap Val, Cl 3
2023	6,967	$5.01	to	$2.63	$29,240	—	0.55%	to	1.45%	12.36%		to	11.35%
2022	7,805	$4.45	to	$2.36	$29,169	—	0.55%	to	1.45%	(15.29%)		to	(16.04%)
2021	8,094	$5.26	to	$2.82	$36,039	—	0.55%	to	1.45%	30.08%		to	28.92%
2020	8,684	$4.04	to	$2.18	$30,099	—	0.55%	to	1.45%	8.46%		to	7.48%
2019	10,587	$3.73	to	$2.03	$33,704	—	0.55%	to	1.45%	16.94%		to	15.89%
Col VP Sel Gbl Tech, Cl 2
2023	6,245	$1.23	to	$1.22	$7,657	—	0.65%	to	1.55%	43.93%		to	42.65%
2022	1,146	$0.86	to	$0.85	$980	—	0.65%	to	1.55%	(15.93	%)(7)	to	(16.44	%)(7)
Col VP Sm Cap Val, Cl 2
2023	1,342	$1.20	to	$1.18	$1,595	0.49%	0.65%	to	1.55%	20.87%		to	19.80%
2022	409	$0.99	to	$0.98	$404	0.18%	0.65%	to	1.55%	(1.99	%)(7)	to	(2.56	%)(7)
Col VP Strategic Inc, Cl 2
2023	62,276	$1.35	to	$1.16	$77,774	3.47%	0.60%	to	1.90%	8.56%		to	7.15%
2022	60,974	$1.25	to	$1.09	$70,436	2.71%	0.60%	to	1.90%	(12.05%)		to	(13.19%)
2021	60,277	$1.42	to	$1.25	$79,642	5.31%	0.60%	to	1.90%	1.03%		to	(0.28%)
2020	54,322	$1.40	to	$1.25	$71,367	3.34%	0.60%	to	1.90%	5.99%		to	4.62%
2019	53,222	$1.32	to	$1.20	$66,277	3.69%	0.60%	to	1.90%	9.57%		to	8.15%

131	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP US Govt Mtge, Cl 2
2023	14,811	$1.05	to	$0.90	$14,761	2.54%	0.60%	to	1.90%	4.80%	to	3.45%
2022	16,021	$1.01	to	$0.87	$15,283	1.79%	0.60%	to	1.90%	(14.83%)	to	(15.93%)
2021	15,497	$1.18	to	$1.04	$17,497	1.80%	0.60%	to	1.90%	(1.78%)	to	(3.05%)
2020	14,174	$1.20	to	$1.07	$16,346	2.42%	0.60%	to	1.90%	4.23%	to	2.87%
2019	12,058	$1.15	to	$1.04	$13,377	2.51%	0.60%	to	1.90%	5.87%	to	4.49%
Col VP US Govt Mtge, Cl 3
2023	28,406	$1.51	to	$1.04	$37,449	2.67%	0.55%	to	1.45%	4.97%	to	4.04%
2022	31,984	$1.44	to	$1.00	$40,242	1.98%	0.55%	to	1.45%	(14.73%)	to	(15.50%)
2021	37,439	$1.69	to	$1.19	$55,348	1.89%	0.55%	to	1.45%	(1.61%)	to	(2.49%)
2020	41,015	$1.72	to	$1.22	$61,786	2.50%	0.55%	to	1.45%	4.38%	to	3.44%
2019	42,323	$1.65	to	$1.18	$61,670	2.69%	0.55%	to	1.45%	6.03%	to	5.08%
CS Commodity Return, Cl 1
2023	18,490	$0.65	to	$0.58	$11,445	21.54%	0.55%	to	1.45%	(9.61%)	to	(10.42%)
2022	21,993	$0.72	to	$0.65	$15,137	15.31%	0.55%	to	1.45%	15.40%	to	14.37%
2021	21,050	$0.62	to	$0.57	$12,605	4.76%	0.55%	to	1.45%	27.20%	to	26.06%
2020	21,423	$0.49	to	$0.45	$10,128	5.96%	0.55%	to	1.45%	(2.02%)	to	(2.90%)
2019	25,441	$0.50	to	$0.47	$12,321	0.87%	0.55%	to	1.45%	6.11%	to	5.16%
CTIVP AC Div Bond, Cl 2
2023	18,390	$1.12	to	$0.96	$20,880	3.12%	0.60%	to	1.90%	4.70%	to	3.35%
2022	15,338	$1.07	to	$0.93	$16,738	2.93%	0.60%	to	1.90%	(16.02%)	to	(17.10%)
2021	14,286	$1.28	to	$1.12	$18,609	2.04%	0.60%	to	1.90%	(0.31%)	to	(1.59%)
2020	15,575	$1.28	to	$1.14	$20,436	1.74%	0.60%	to	1.90%	7.60%	to	6.20%
2019	14,158	$1.19	to	$1.08	$17,326	5.54%	0.60%	to	1.90%	8.74%	to	7.34%
CTIVP BR Gl Infl Prot Sec, Cl 2
2023	17,710	$1.14	to	$0.98	$21,070	8.95%	0.60%	to	1.90%	3.27%	to	1.94%
2022	20,991	$1.11	to	$0.96	$24,291	4.59%	0.60%	to	1.90%	(18.17%)	to	(19.24%)
2021	19,577	$1.35	to	$1.19	$27,836	0.57%	0.60%	to	1.90%	3.80%	to	2.46%
2020	13,758	$1.30	to	$1.16	$18,927	0.45%	0.60%	to	1.90%	8.31%	to	6.92%
2019	13,689	$1.20	to	$1.09	$17,491	3.03%	0.60%	to	1.90%	6.98%	to	5.61%
CTIVP BR Gl Infl Prot Sec, Cl 3
2023	30,734	$1.58	to	$1.32	$45,399	8.82%	0.55%	to	1.45%	3.39%	to	2.46%
2022	36,009	$1.53	to	$1.29	$51,673	4.45%	0.55%	to	1.45%	(18.04%)	to	(18.77%)
2021	39,791	$1.87	to	$1.59	$69,964	0.69%	0.55%	to	1.45%	3.91%	to	2.97%
2020	39,638	$1.80	to	$1.55	$67,369	0.56%	0.55%	to	1.45%	8.52%	to	7.54%
2019	45,328	$1.66	to	$1.44	$71,210	3.16%	0.55%	to	1.45%	7.22%	to	6.26%
CTIVP CenterSquare Real Est, Cl 2
2023	10,611	$1.86	to	$1.62	$22,631	1.78%	0.60%	to	1.90%	12.88%	to	11.43%
2022	11,996	$1.65	to	$1.45	$22,847	1.34%	0.60%	to	1.90%	(24.78%)	to	(25.76%)
2021	11,723	$2.19	to	$1.96	$29,846	1.10%	0.60%	to	1.90%	40.36%	to	38.55%
2020	12,537	$1.56	to	$1.41	$22,818	4.18%	0.60%	to	1.90%	(5.75%)	to	(6.97%)
2019	13,727	$1.66	to	$1.52	$26,591	1.61%	0.60%	to	1.90%	25.41%	to	23.78%
CTIVP MFS Val, Cl 2
2023	21,939	$2.87	to	$2.50	$75,303	—	0.60%	to	1.90%	7.13%	to	5.75%
2022	22,716	$2.68	to	$2.36	$73,528	—	0.60%	to	1.90%	(6.91%)	to	(8.11%)
2021	21,551	$2.88	to	$2.57	$75,491	—	0.60%	to	1.90%	24.36%	to	22.76%
2020	21,073	$2.32	to	$2.09	$59,610	—	0.60%	to	1.90%	2.72%	to	1.39%
2019	20,500	$2.26	to	$2.06	$56,639	—	0.60%	to	1.90%	28.74%	to	27.08%
CTIVP MS Adv, Cl 2
2023	6,283	$3.07	to	$2.62	$24,647	—	0.60%	to	1.90%	29.84%	to	28.17%
2022	6,721	$2.37	to	$2.05	$20,677	—	0.60%	to	1.90%	(41.57%)	to	(42.32%)
2021	7,330	$4.05	to	$3.55	$38,806	—	0.60%	to	1.90%	(4.92%)	to	(6.15%)
2020	6,352	$4.26	to	$3.78	$35,501	—	0.60%	to	1.90%	74.44%	to	72.19%
2019	5,228	$2.44	to	$2.19	$16,824	—	0.60%	to	1.90%	26.09%	to	24.47%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	132

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Prin Blue Chip Gro, Cl 1
2023	41,831	$2.74	to	$2.56	$111,833	—	0.55%	to	1.45%	38.77%		to	37.54%
2022	47,724	$1.98	to	$1.86	$92,282	—	0.55%	to	1.45%	(28.40%)		to	(29.04%)
2021	53,190	$2.76	to	$2.62	$144,175	—	0.55%	to	1.45%	17.92%		to	16.87%
2020	62,336	$2.34	to	$2.24	$143,801	—	0.55%	to	1.45%	31.21%		to	30.04%
2019	72,360	$1.78	to	$1.73	$127,746	—	0.55%	to	1.45%	31.03%		to	29.86%
CTIVP Prin Blue Chip Gro, Cl 2
2023	10,303	$4.09	to	$3.52	$53,451	—	0.60%	to	1.90%	38.38%		to	36.59%
2022	10,321	$2.96	to	$2.58	$39,157	—	0.60%	to	1.90%	(28.62%)		to	(29.54%)
2021	9,638	$4.15	to	$3.66	$51,911	—	0.60%	to	1.90%	17.57%		to	16.05%
2020	9,749	$3.53	to	$3.15	$44,895	—	0.60%	to	1.90%	30.82%		to	29.13%
2019	9,576	$2.70	to	$2.44	$33,854	—	0.60%	to	1.90%	30.65%		to	28.96%
CTIVP T Rowe Price LgCap Val, Cl 2
2023	13,904	$2.49	to	$2.17	$42,260	—	0.60%	to	1.90%	8.63%		to	7.23%
2022	14,600	$2.29	to	$2.03	$41,199	—	0.60%	to	1.90%	(5.73%)		to	(6.95%)
2021	12,161	$2.43	to	$2.18	$36,641	—	0.60%	to	1.90%	24.23%		to	22.63%
2020	10,703	$1.96	to	$1.78	$26,085	—	0.60%	to	1.90%	1.81%		to	0.50%
2019	10,056	$1.92	to	$1.77	$24,140	—	0.60%	to	1.90%	25.47%		to	23.85%
CTIVP TCW Core Plus Bond, Cl 2
2023	18,366	$1.07	to	$0.92	$19,442	2.31%	0.60%	to	1.90%	4.91%		to	3.57%
2022	15,688	$1.02	to	$0.89	$15,903	0.89%	0.60%	to	1.90%	(14.82%)		to	(15.92%)
2021	15,052	$1.20	to	$1.05	$17,938	1.13%	0.60%	to	1.90%	(1.99%)		to	(3.26%)
2020	17,213	$1.22	to	$1.09	$21,080	2.20%	0.60%	to	1.90%	8.02%		to	6.63%
2019	9,903	$1.13	to	$1.02	$11,268	2.37%	0.60%	to	1.90%	7.93%		to	6.54%
CTIVP Vty Sycamore Estb Val, Cl 2
2023	15,978	$3.55	to	$3.08	$66,318	—	0.60%	to	1.90%	9.02%		to	7.61%
2022	15,979	$3.25	to	$2.86	$61,811	—	0.60%	to	1.90%	(3.58%)		to	(4.82%)
2021	14,888	$3.37	to	$3.01	$60,951	—	0.60%	to	1.90%	30.76%		to	29.07%
2020	13,877	$2.58	to	$2.33	$43,610	—	0.60%	to	1.90%	7.16%		to	5.77%
2019	15,555	$2.41	to	$2.20	$45,795	—	0.60%	to	1.90%	27.09%		to	25.44%
CTIVP Vty Sycamore Estb Val, Cl 3
2023	9,202	$5.36	to	$3.91	$43,664	—	0.55%	to	1.45%	9.21%		to	8.23%
2022	10,010	$4.91	to	$3.61	$43,664	—	0.55%	to	1.45%	(3.42%)		to	(4.28%)
2021	10,178	$5.09	to	$3.77	$46,158	—	0.55%	to	1.45%	31.03%		to	29.85%
2020	10,052	$3.88	to	$2.90	$34,992	—	0.55%	to	1.45%	7.31%		to	6.35%
2019	12,437	$3.62	to	$2.73	$40,364	—	0.55%	to	1.45%	27.31%		to	26.17%
CTIVP Westfield Mid Cap Gro, Cl 2
2023	7,553	$3.05	to	$2.63	$29,092	—	0.60%	to	1.90%	24.43%		to	22.83%
2022	7,344	$2.45	to	$2.14	$23,011	—	0.60%	to	1.90%	(26.23%)		to	(27.18%)
2021	7,227	$3.32	to	$2.94	$30,841	—	0.60%	to	1.90%	15.72%		to	14.22%
2020	7,361	$2.87	to	$2.57	$27,283	—	0.60%	to	1.90%	26.42%		to	24.79%
2019	7,956	$2.27	to	$2.06	$23,436	—	0.60%	to	1.90%	40.95%		to	39.13%
Del Ivy VIP Asset Strategy, Cl II
2023	8,132	$1.61	to	$1.39	$12,557	2.06%	0.55%	to	1.90%	13.31%		to	11.80%
2022	9,145	$1.42	to	$1.24	$12,502	1.52%	0.55%	to	1.90%	(15.21%)		to	(16.34%)
2021	10,019	$1.67	to	$1.49	$16,237	1.59%	0.55%	to	1.90%	9.84%		to	8.37%
2020	10,756	$1.52	to	$1.37	$15,965	2.00%	0.55%	to	1.90%	13.25%		to	11.73%
2019	12,187	$1.34	to	$1.23	$16,046	2.12%	0.55%	to	1.90%	21.11%		to	19.48%
Del VIP for Inc, Serv Cl
2023	912	$1.07	to	$1.06	$974	5.86%	0.65%	to	1.55%	12.12%		to	11.12%
2022	413	$0.96	to	$0.95	$396	—	0.65%	to	1.55%	(3.70	%)(7)	to	(4.27	%)(7)
Del VIP Intl, Serv Cl
2023	857	$1.03	to	$1.02	$879	0.97%	0.65%	to	1.55%	12.54%		to	11.54%
2022	432	$0.92	to	$0.91	$396	—	0.65%	to	1.55%	(7.86	%)(7)	to	(8.41	%)(7)

133	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
DWS Alt Asset Alloc VIP, Cl B
2023	13,734	$1.23	to	$1.05	$16,055	6.64%	0.55%	to	1.90%	5.09%		to	3.69%
2022	15,555	$1.17	to	$1.02	$17,388	6.64%	0.55%	to	1.90%	(8.25%)		to	(9.47%)
2021	12,269	$1.28	to	$1.12	$15,007	1.58%	0.55%	to	1.90%	11.73%		to	10.24%
2020	10,984	$1.14	to	$1.02	$12,104	2.51%	0.55%	to	1.90%	4.74%		to	3.34%
2019	13,011	$1.09	to	$0.98	$13,753	3.56%	0.55%	to	1.90%	13.72%		to	12.20%
EV VT Floating-Rate Inc, Init Cl
2023	50,310	$1.72	to	$1.06	$80,842	8.19%	0.55%	to	1.55%	10.60%		to	9.51%
2022	57,322	$1.55	to	$0.97	$83,655	4.66%	0.55%	to	1.55%	(3.27%)		to	(2.68	%)(7)
2021	52,307	$1.61	to	$1.39	$79,386	2.90%	0.55%	to	1.45%	3.06%		to	2.13%
2020	53,306	$1.56	to	$1.36	$78,848	3.33%	0.55%	to	1.45%	1.41%		to	0.53%
2019	75,165	$1.54	to	$1.36	$109,951	4.32%	0.55%	to	1.45%	6.49%		to	5.54%
Fid VIP Contrafund, Serv Cl 2
2023	123,150	$4.34	to	$3.15	$507,551	0.26%	0.55%	to	1.90%	32.39%		to	30.62%
2022	133,029	$3.28	to	$2.41	$416,576	0.26%	0.55%	to	1.90%	(26.89%)		to	(27.87%)
2021	143,617	$4.48	to	$3.34	$618,452	0.03%	0.55%	to	1.90%	26.81%		to	25.11%
2020	156,503	$3.53	to	$2.67	$534,239	0.08%	0.55%	to	1.90%	29.52%		to	27.78%
2019	172,296	$2.73	to	$2.09	$456,586	0.21%	0.55%	to	1.90%	30.56%		to	28.81%
Fid VIP Emer Mkts, Serv Cl 2
2023	1,829	$1.04	to	$1.03	$1,893	2.66%	0.65%	to	1.55%	8.77%		to	7.81%
2022	617	$0.96	to	$0.95	$590	5.28%	0.65%	to	1.55%	(4.74	%)(7)	to	(5.30	%)(7)
Fid VIP Energy, Serv Cl 2
2023	1,982	$1.17	to	$1.15	$2,295	2.81%	0.65%	to	1.55%	0.05%		to	(0.84%)
2022	681	$1.16	to	$1.16	$792	5.09%	0.65%	to	1.55%	15.45	%(7)	to	14.76	%(7)
Fid VIP Gro & Inc, Serv Cl
2023	10,014	$4.27	to	$3.88	$40,195	1.56%	0.55%	to	0.95%	17.93%		to	17.46%
2022	10,958	$3.62	to	$3.30	$37,405	1.56%	0.55%	to	0.95%	(5.54%)		to	(5.92%)
2021	11,782	$3.84	to	$3.51	$42,718	2.29%	0.55%	to	0.95%	25.07%		to	24.58%
2020	12,829	$3.07	to	$2.82	$37,319	2.01%	0.55%	to	0.95%	7.14%		to	6.72%
2019	14,530	$2.86	to	$2.64	$39,574	3.51%	0.55%	to	0.95%	29.23%		to	28.71%
Fid VIP Gro & Inc, Serv Cl 2
2023	23,416	$4.55	to	$1.16	$96,519	1.50%	0.55%	to	1.55%	17.72%		to	16.55%
2022	23,378	$3.87	to	$1.00	$84,649	1.46%	0.55%	to	1.55%	(5.69%)		to	(0.41	%)(7)
2021	24,392	$4.10	to	$3.74	$95,670	2.17%	0.55%	to	1.20%	24.95%		to	24.14%
2020	27,581	$3.28	to	$3.01	$86,752	1.91%	0.55%	to	1.20%	7.00%		to	6.31%
2019	31,792	$3.07	to	$2.83	$93,498	3.45%	0.55%	to	1.20%	28.97%		to	28.13%
Fid VIP Gro Opp, Serv Cl 2
2023	7,196	$1.22	to	$1.20	$8,689	—	0.65%	to	1.55%	44.36%		to	43.08%
2022	1,783	$0.84	to	$0.84	$1,499	—	0.65%	to	1.55%	(17.23	%)(7)	to	(17.72	%)(7)
Fid VIP Intl Cap Appr, Serv Cl 2
2023	3,267	$1.17	to	$1.15	$3,798	0.25%	0.65%	to	1.55%	26.37%		to	25.22%
2022	689	$0.93	to	$0.92	$637	0.22%	0.65%	to	1.55%	(6.69	%)(7)	to	(7.24	%)(7)
Fid VIP Invest Gr, Serv Cl 2
2023	7,882	$1.00	to	$0.99	$7,862	4.31%	0.65%	to	1.55%	5.32%		to	4.38%
2022	859	$0.95	to	$0.95	$817	7.27%	0.65%	to	1.55%	(4.16	%)(7)	to	(4.73	%)(7)
Fid VIP Mid Cap, Serv Cl
2023	5,939	$11.06	to	$10.03	$62,092	0.50%	0.55%	to	0.95%	14.38%		to	13.92%
2022	6,630	$9.67	to	$8.81	$60,815	0.40%	0.55%	to	0.95%	(15.32%)		to	(15.66%)
2021	7,266	$11.42	to	$10.44	$78,981	0.50%	0.55%	to	0.95%	24.82%		to	24.32%
2020	8,169	$9.15	to	$8.40	$71,389	0.55%	0.55%	to	0.95%	17.39%		to	16.92%
2019	9,419	$7.79	to	$7.18	$70,309	0.77%	0.55%	to	0.95%	22.67%		to	22.18%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	134

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl 2
2023	65,759	$7.01	to	$2.36	$337,242	0.38%	0.55%	to	1.90%	14.17%		to	12.65%
2022	70,982	$6.14	to	$2.09	$320,729	0.27%	0.55%	to	1.90%	(15.43%)		to	(16.56%)
2021	76,803	$7.27	to	$2.51	$412,423	0.36%	0.55%	to	1.90%	24.62%		to	22.95%
2020	84,028	$5.83	to	$2.04	$364,896	0.40%	0.55%	to	1.90%	17.22%		to	15.65%
2019	97,978	$4.97	to	$1.76	$363,510	0.66%	0.55%	to	1.90%	22.50%		to	20.86%
Fid VIP Overseas, Serv Cl
2023	4,139	$2.43	to	$2.21	$9,498	0.95%	0.55%	to	0.95%	19.75%		to	19.27%
2022	4,330	$2.03	to	$1.85	$8,318	0.96%	0.55%	to	0.95%	(25.00%)		to	(25.30%)
2021	4,660	$2.71	to	$2.48	$11,967	0.44%	0.55%	to	0.95%	18.92%		to	18.44%
2020	5,118	$2.28	to	$2.09	$11,088	0.34%	0.55%	to	0.95%	14.86%		to	14.40%
2019	5,912	$1.98	to	$1.83	$11,189	1.61%	0.55%	to	0.95%	26.97%		to	26.47%
Fid VIP Overseas, Serv Cl 2
2023	16,514	$2.88	to	$1.72	$40,198	0.80%	0.55%	to	1.45%	19.56%		to	18.50%
2022	17,219	$2.41	to	$1.46	$35,279	0.80%	0.55%	to	1.45%	(25.09%)		to	(25.76%)
2021	19,522	$3.22	to	$1.96	$53,906	0.32%	0.55%	to	1.45%	18.74%		to	17.67%
2020	21,628	$2.71	to	$1.67	$50,424	0.22%	0.55%	to	1.45%	14.70%		to	13.67%
2019	24,147	$2.36	to	$1.47	$49,487	1.45%	0.55%	to	1.45%	26.80%		to	25.67%
Fid VIP Strategic Inc, Serv Cl 2
2023	134,874	$1.27	to	$1.10	$162,987	4.45%	0.55%	to	1.90%	8.58%		to	7.13%
2022	131,771	$1.17	to	$1.02	$147,370	3.39%	0.55%	to	1.90%	(12.00%)		to	(13.18%)
2021	138,730	$1.33	to	$1.18	$177,205	2.56%	0.55%	to	1.90%	2.97%		to	1.58%
2020	127,920	$1.29	to	$1.16	$159,418	3.05%	0.55%	to	1.90%	6.57%		to	5.14%
2019	135,767	$1.21	to	$1.10	$159,517	3.40%	0.55%	to	1.90%	10.05%		to	8.57%
Frank Global Real Est, Cl 2
2023	19,107	$3.49	to	$1.10	$46,209	2.88%	0.55%	to	1.45%	10.82%		to	9.83%
2022	22,064	$3.15	to	$1.00	$48,213	2.42%	0.55%	to	1.45%	(26.47%)		to	(27.12%)
2021	23,528	$4.28	to	$1.37	$70,706	0.89%	0.55%	to	1.45%	26.09%		to	24.97%
2020	26,984	$3.40	to	$1.10	$64,477	3.29%	0.55%	to	1.45%	(5.91%)		to	(6.75%)
2019	31,459	$3.61	to	$1.18	$80,181	2.64%	0.55%	to	1.45%	21.70%		to	20.61%
Frank Inc, Cl 2
2023	38,683	$1.66	to	$1.43	$60,747	5.16%	0.55%	to	1.90%	8.03%		to	6.58%
2022	41,040	$1.53	to	$1.34	$59,978	4.85%	0.55%	to	1.90%	(5.99%)		to	(7.25%)
2021	38,475	$1.63	to	$1.45	$60,037	4.60%	0.55%	to	1.90%	16.12%		to	14.56%
2020	38,728	$1.40	to	$1.27	$52,301	5.97%	0.55%	to	1.90%	0.14%		to	(1.21%)
2019	46,150	$1.40	to	$1.28	$62,607	5.35%	0.55%	to	1.90%	15.42%		to	13.87%
Frank Inc, Cl 4
2023	5,805	$1.05	to	$1.03	$6,034	4.84%	0.65%	to	1.55%	7.85%		to	6.88%
2022	2,561	$0.97	to	$0.96	$2,476	7.34%	0.65%	to	1.55%	(3.02	%)(7)	to	(3.59	%)(7)
Frank Mutual Gbl Dis, Cl 4
2023	421	$1.18	to	$1.17	$496	2.88%	0.65%	to	1.55%	19.36%		to	18.29%
2022	134	$0.99	to	$0.99	$134	1.49%	0.65%	to	1.55%	(0.78	%)(7)	to	(1.37	%)(7)
Frank Mutual Shares, Cl 2
2023	23,728	$3.12	to	$1.84	$62,315	1.87%	0.55%	to	1.90%	12.84%		to	11.33%
2022	26,191	$2.77	to	$1.66	$61,099	1.83%	0.55%	to	1.90%	(7.94%)		to	(9.17%)
2021	28,365	$3.01	to	$1.82	$72,024	2.85%	0.55%	to	1.90%	18.51%		to	16.93%
2020	32,570	$2.54	to	$1.56	$69,793	2.71%	0.55%	to	1.90%	(5.56%)		to	(6.83%)
2019	39,528	$2.69	to	$1.67	$89,848	1.80%	0.55%	to	1.90%	21.90%		to	20.26%
Frank Sm Cap Val, Cl 2
2023	22,656	$7.52	to	$2.33	$114,080	0.52%	0.55%	to	1.90%	12.13%		to	10.63%
2022	25,398	$6.71	to	$2.10	$113,286	1.00%	0.55%	to	1.90%	(10.56%)		to	(11.75%)
2021	26,794	$7.50	to	$2.38	$134,339	1.02%	0.55%	to	1.90%	24.68%		to	23.00%
2020	28,578	$6.02	to	$1.94	$115,452	1.50%	0.55%	to	1.90%	4.61%		to	3.22%
2019	32,667	$5.75	to	$1.88	$126,596	1.05%	0.55%	to	1.90%	25.66%		to	23.97%

135	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Sm Cap Val, Cl 4
2023	2,839	$1.11	to	$1.09	$3,129	0.42%	0.65%	to	1.55%	11.95%		to	10.93%
2022	1,205	$0.99	to	$0.98	$1,192	0.83%	0.65%	to	1.55%	(1.65	%)(7)	to	(2.23	%)(7)
GS VIT Mid Cap Val, Inst
2023	13,864	$8.58	to	$5.45	$106,603	1.00%	0.55%	to	1.20%	10.81%		to	10.09%
2022	15,316	$7.74	to	$4.95	$106,671	0.68%	0.55%	to	1.20%	(10.48%)		to	(11.06%)
2021	16,894	$8.65	to	$5.57	$131,913	0.46%	0.55%	to	1.20%	30.23%		to	29.39%
2020	19,376	$6.64	to	$4.31	$116,602	0.62%	0.55%	to	1.20%	7.81%		to	7.11%
2019	22,573	$6.16	to	$4.02	$126,366	0.77%	0.55%	to	1.20%	30.81%		to	29.96%
GS VIT Multi-Strategy Alt, Advisor
2023	9,708	$1.04	to	$0.92	$9,647	6.44%	0.55%	to	1.90%	6.94%		to	5.51%
2022	10,136	$0.97	to	$0.87	$9,493	3.47%	0.55%	to	1.90%	(7.36%)		to	(8.59%)
2021	7,940	$1.05	to	$0.95	$8,057	1.38%	0.55%	to	1.90%	4.08%		to	2.68%
2020	7,250	$1.01	to	$0.93	$7,104	1.83%	0.55%	to	1.90%	5.99%		to	4.57%
2019	6,769	$0.95	to	$0.88	$6,290	2.68%	0.55%	to	1.90%	8.01%		to	6.55%
GS VIT Multi-Strategy Alt, Serv
2023	1,052	$1.03	to	$1.01	$1,078	9.18%	0.65%	to	1.55%	7.07%		to	6.12%
2022	401	$0.96	to	$0.96	$387	12.27%	0.65%	to	1.55%	(3.71	%)(7)	to	(4.27	%)(7)
GS VIT Sm Cap Eq Insights, Inst
2023	901	$5.45	to	$4.94	$4,602	1.00%	0.55%	to	0.95%	18.62%		to	18.15%
2022	975	$4.59	to	$4.18	$4,209	0.31%	0.55%	to	0.95%	(19.82%)		to	(20.14%)
2021	1,088	$5.73	to	$5.24	$5,878	0.45%	0.55%	to	0.95%	23.11%		to	22.62%
2020	1,238	$4.65	to	$4.27	$5,451	0.22%	0.55%	to	0.95%	7.99%		to	7.56%
2019	1,456	$4.31	to	$3.97	$5,957	0.48%	0.55%	to	0.95%	24.16%		to	23.66%
GS VIT Sm Cap Eq Insights, Serv
2023	902	$1.12	to	$1.11	$1,008	1.29%	0.65%	to	1.55%	18.18%		to	17.13%
2022	330	$0.95	to	$0.95	$314	0.25%	0.65%	to	1.55%	(5.77	%)(7)	to	(6.32	%)(7)
GS VIT U.S. Eq Insights, Inst
2023	23,461	$4.23	to	$3.46	$93,870	0.68%	0.55%	to	1.45%	23.13%		to	22.03%
2022	26,352	$3.44	to	$2.84	$85,875	0.79%	0.55%	to	1.45%	(20.18%)		to	(20.89%)
2021	29,415	$4.30	to	$3.59	$120,460	0.78%	0.55%	to	1.45%	28.70%		to	27.54%
2020	34,242	$3.34	to	$2.81	$109,201	0.84%	0.55%	to	1.45%	16.90%		to	15.86%
2019	40,322	$2.86	to	$2.43	$110,217	1.21%	0.55%	to	1.45%	24.52%		to	23.41%
Invesco VI Am Fran, Ser I
2023	3,517	$3.87	to	$3.70	$13,220	—	0.55%	to	0.95%	40.16%		to	39.60%
2022	3,864	$2.76	to	$2.65	$10,393	—	0.55%	to	0.95%	(31.49%)		to	(31.76%)
2021	4,117	$4.03	to	$3.88	$16,208	—	0.55%	to	0.95%	11.31%		to	10.87%
2020	4,758	$3.62	to	$3.50	$16,877	0.07%	0.55%	to	0.95%	41.57%		to	41.01%
2019	5,370	$2.56	to	$2.48	$13,489	—	0.55%	to	0.95%	36.01%		to	35.46%
Invesco VI Am Fran, Ser II
2023	11,541	$3.76	to	$3.39	$41,827	—	0.55%	to	1.45%	39.83%		to	38.58%
2022	13,038	$2.69	to	$2.44	$33,926	—	0.55%	to	1.45%	(31.67%)		to	(32.28%)
2021	14,122	$3.94	to	$3.61	$53,938	—	0.55%	to	1.45%	11.04%		to	10.04%
2020	16,180	$3.55	to	$3.28	$55,833	—	0.55%	to	1.45%	41.22%		to	39.95%
2019	19,916	$2.51	to	$2.34	$48,830	—	0.55%	to	1.45%	35.68%		to	34.46%
Invesco VI Bal Risk Alloc, Ser II
2023	22,516	$1.35	to	$1.17	$29,098	—	0.55%	to	1.90%	5.82%		to	4.40%
2022	26,236	$1.28	to	$1.12	$32,129	7.41%	0.55%	to	1.90%	(14.98%)		to	(16.12%)
2021	25,890	$1.50	to	$1.34	$37,476	3.03%	0.55%	to	1.90%	8.66%		to	7.21%
2020	25,880	$1.38	to	$1.25	$34,796	7.46%	0.55%	to	1.90%	9.39%		to	7.92%
2019	31,724	$1.27	to	$1.16	$39,137	—	0.55%	to	1.90%	14.25%		to	12.72%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	136

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Comstock, Ser II
2023	25,314	$4.23	to	$1.12	$95,816	1.55%	0.55%	to	1.55%	11.48%		to	10.37%
2022	27,918	$3.80	to	$1.01	$95,536	1.35%	0.55%	to	1.55%	0.29%		to	0.68	%(7)
2021	29,782	$3.79	to	$2.71	$102,722	1.57%	0.55%	to	1.45%	32.31%		to	31.13%
2020	36,170	$2.86	to	$2.07	$94,658	2.13%	0.55%	to	1.45%	(1.63%)		to	(2.51%)
2019	42,757	$2.91	to	$2.12	$113,810	1.67%	0.55%	to	1.45%	24.26%		to	23.14%
Invesco VI Core Eq, Ser I
2023	12,684	$5.29	to	$5.29	$67,844	0.73%	1.25%	to	1.25%	21.84%		to	21.84%
2022	13,894	$4.34	to	$4.34	$61,007	0.91%	1.25%	to	1.25%	(21.53%)		to	(21.53%)
2021	15,101	$5.53	to	$5.53	$84,521	0.66%	1.25%	to	1.25%	26.15%		to	26.15%
2020	16,461	$4.38	to	$4.38	$73,056	1.34%	1.25%	to	1.25%	12.44%		to	12.44%
2019	18,198	$3.90	to	$3.90	$71,851	0.94%	1.25%	to	1.25%	27.36%		to	27.36%
Invesco VI Core Plus Bond, Ser II
2023	3,782	$0.99	to	$0.98	$3,735	3.83%	0.65%	to	1.55%	5.16%		to	4.23%
2022	387	$0.95	to	$0.94	$366	1.32%	0.65%	to	1.55%	(4.93	%)(7)	to	(5.50	%)(7)
Invesco VI Dis Mid Cap Gro, Ser I
2023	11,608	$1.38	to	$1.35	$15,945	—	0.55%	to	1.20%	12.53%		to	11.81%
2022	12,594	$1.23	to	$1.21	$15,421	—	0.55%	to	1.20%	(31.36%)		to	(31.80%)
2021	14,159	$1.79	to	$1.77	$25,333	—	0.55%	to	1.20%	18.45%		to	17.68%
2020	15,946	$1.51	to	$1.50	$24,155	0.05%	0.55%	to	1.20%	51.03	%(5)	to	50.36	%(5)
Invesco VI Dis Mid Cap Gro, Ser II
2023	7,520	$1.37	to	$1.32	$10,148	—	0.55%	to	1.45%	12.23%		to	11.23%
2022	8,247	$1.22	to	$1.19	$9,954	—	0.55%	to	1.45%	(31.51%)		to	(32.12%)
2021	9,306	$1.78	to	$1.75	$16,458	—	0.55%	to	1.45%	18.14%		to	17.08%
2020	10,622	$1.51	to	$1.50	$15,963	—	0.55%	to	1.45%	50.65	%(5)	to	49.72	%(5)
Invesco VI Div Divd, Ser I
2023	6,442	$2.84	to	$2.61	$17,683	1.96%	0.55%	to	1.20%	8.45%		to	7.75%
2022	7,439	$2.62	to	$2.43	$18,878	1.89%	0.55%	to	1.20%	(2.22%)		to	(2.85%)
2021	7,765	$2.68	to	$2.50	$20,232	2.10%	0.55%	to	1.20%	18.24%		to	17.48%
2020	8,941	$2.26	to	$2.13	$19,755	2.93%	0.55%	to	1.20%	(0.41%)		to	(1.05%)
2019	11,136	$2.27	to	$2.15	$24,624	2.84%	0.55%	to	1.20%	24.40%		to	23.60%
Invesco VI Div Divd, Ser II
2023	3,624	$2.65	to	$2.45	$9,457	1.70%	0.85%	to	1.45%	7.85%		to	7.21%
2022	4,379	$2.45	to	$2.29	$10,598	1.68%	0.85%	to	1.45%	(2.75%)		to	(3.33%)
2021	4,426	$2.52	to	$2.37	$11,041	1.92%	0.85%	to	1.45%	17.59%		to	16.89%
2020	5,209	$2.15	to	$2.03	$11,057	2.70%	0.85%	to	1.45%	(0.98%)		to	(1.57%)
2019	6,610	$2.17	to	$2.06	$14,194	2.55%	0.85%	to	1.45%	23.72%		to	22.98%
Invesco VI EQV Intl Eq, Ser II
2023	17,008	$2.48	to	$1.89	$38,321	—	0.55%	to	1.45%	17.22%		to	16.18%
2022	19,003	$2.12	to	$1.63	$36,630	1.41%	0.55%	to	1.45%	(18.95%)		to	(19.68%)
2021	20,910	$2.61	to	$2.02	$49,860	1.03%	0.55%	to	1.45%	5.03%		to	4.09%
2020	23,326	$2.49	to	$1.94	$53,197	2.08%	0.55%	to	1.45%	13.11%		to	12.10%
2019	27,790	$2.20	to	$1.73	$56,237	1.25%	0.55%	to	1.45%	27.54%		to	26.39%
Invesco VI Global, Ser II
2023	33,561	$4.40	to	$2.44	$123,102	—	0.55%	to	1.90%	33.71%		to	31.92%
2022	37,552	$3.29	to	$1.85	$103,293	—	0.55%	to	1.90%	(32.31%)		to	(33.22%)
2021	41,188	$4.87	to	$2.77	$168,530	—	0.55%	to	1.90%	14.54%		to	13.00%
2020	44,144	$4.25	to	$2.45	$158,216	0.44%	0.55%	to	1.90%	26.64%		to	24.94%
2019	49,088	$3.36	to	$1.96	$139,266	0.64%	0.55%	to	1.90%	30.73%		to	28.98%
Invesco VI Gbl Strat Inc, Ser II
2023	78,192	$1.73	to	$0.90	$123,483	—	0.55%	to	1.90%	8.01%		to	6.56%
2022	85,984	$1.60	to	$0.85	$126,018	—	0.55%	to	1.90%	(12.20%)		to	(13.37%)
2021	98,263	$1.83	to	$0.98	$164,758	4.16%	0.55%	to	1.90%	(4.09%)		to	(5.38%)
2020	109,621	$1.91	to	$1.03	$192,491	5.23%	0.55%	to	1.90%	2.43%		to	1.06%
2019	128,020	$1.86	to	$1.02	$220,135	3.41%	0.55%	to	1.90%	10.00%		to	8.52%

137	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Hlth, Ser II
2023	10,054	$3.30	to	$2.98	$32,073	—	0.55%	to	1.45%	2.20%		to	1.29%
2022	11,724	$3.23	to	$2.95	$36,734	—	0.55%	to	1.45%	(14.01%)		to	(14.78%)
2021	12,805	$3.75	to	$3.46	$46,666	0.00%	0.55%	to	1.45%	11.43%		to	10.43%
2020	14,173	$3.37	to	$3.13	$46,553	0.10%	0.55%	to	1.45%	13.57%		to	12.56%
2019	14,951	$2.96	to	$2.78	$43,401	—	0.55%	to	1.45%	31.46%		to	30.28%
Invesco VI Main St, Ser II
2023	1,307	$1.76	to	$1.69	$2,299	0.48%	0.85%	to	1.45%	21.79%		to	21.07%
2022	1,597	$1.45	to	$1.40	$2,295	1.10%	0.85%	to	1.45%	(20.98%)		to	(21.46%)
2021	1,925	$1.83	to	$1.78	$3,503	0.51%	0.85%	to	1.45%	26.15%		to	25.40%
2020	2,060	$1.45	to	$1.42	$2,976	1.13%	0.85%	to	1.45%	12.73%		to	12.06%
2019	2,502	$1.29	to	$1.27	$3,213	0.80%	0.85%	to	1.45%	30.62%		to	29.84%
Invesco VI Mn St Sm Cap, Ser II
2023	23,472	$5.00	to	$2.68	$98,221	0.96%	0.55%	to	1.90%	17.18%		to	15.61%
2022	23,898	$4.26	to	$2.32	$85,386	0.25%	0.55%	to	1.90%	(16.50%)		to	(17.62%)
2021	26,168	$5.11	to	$2.82	$112,646	0.18%	0.55%	to	1.90%	21.59%		to	19.96%
2020	27,781	$4.20	to	$2.35	$98,850	0.37%	0.55%	to	1.90%	18.98%		to	17.38%
2019	31,718	$3.53	to	$2.00	$94,237	—	0.55%	to	1.90%	25.44%		to	23.76%
Invesco VI Tech, Ser I
2023	7,330	$3.52	to	$3.58	$24,846	—	0.55%	to	1.20%	46.14%		to	45.20%
2022	8,033	$2.41	to	$2.46	$18,662	—	0.55%	to	1.20%	(40.28%)		to	(40.67%)
2021	8,637	$4.03	to	$4.15	$33,694	—	0.55%	to	1.20%	13.78%		to	13.05%
2020	10,030	$3.55	to	$3.67	$34,515	—	0.55%	to	1.20%	45.31%		to	44.37%
2019	10,550	$2.44	to	$2.55	$25,039	—	0.55%	to	1.20%	35.14%		to	34.26%
Invesco VI Tech, Ser II
2023	2,929	$1.17	to	$1.15	$3,408	—	0.65%	to	1.55%	45.77%		to	44.47%
2022	610	$0.80	to	$0.80	$490	—	0.65%	to	1.55%	(20.88	%)(7)	to	(21.36	%)(7)
Janus Henderson VIT Bal, Serv
2023	89,611	$1.51	to	$1.40	$132,210	1.82%	0.55%	to	1.90%	14.51%		to	12.97%
2022	88,215	$1.32	to	$1.24	$113,816	0.98%	0.55%	to	1.90%	(17.07%)		to	(18.18%)
2021	87,752	$1.59	to	$1.52	$137,239	0.69%	0.55%	to	1.90%	16.27%		to	14.70%
2020	74,253	$1.37	to	$1.32	$100,413	1.60%	0.55%	to	1.90%	13.40%		to	11.88%
2019	56,949	$1.21	to	$1.18	$68,253	1.82%	0.55%	to	1.90%	21.60%		to	19.98%
Janus Henderson VIT Enter, Serv
2023	4,828	$3.20	to	$2.91	$14,534	0.09%	0.55%	to	0.95%	17.13%		to	16.67%
2022	5,343	$2.73	to	$2.49	$13,772	0.08%	0.55%	to	0.95%	(16.61%)		to	(16.94%)
2021	5,926	$3.27	to	$3.00	$18,370	0.24%	0.55%	to	0.95%	15.90%		to	15.44%
2020	6,521	$2.82	to	$2.60	$17,484	—	0.55%	to	0.95%	18.53%		to	18.06%
2019	7,645	$2.38	to	$2.20	$17,333	0.05%	0.55%	to	0.95%	34.42%		to	33.88%
Janus Henderson VIT Flex Bd, Serv
2023	54,461	$1.10	to	$0.95	$57,033	3.72%	0.55%	to	1.90%	4.72%		to	3.33%
2022	49,715	$1.05	to	$0.92	$49,951	1.97%	0.55%	to	1.90%	(14.37%)		to	(15.51%)
2021	54,882	$1.23	to	$1.09	$64,705	1.63%	0.55%	to	1.90%	(1.66%)		to	(2.97%)
2020	55,739	$1.25	to	$1.12	$67,139	2.47%	0.55%	to	1.90%	9.65%		to	8.18%
2019	44,425	$1.14	to	$1.04	$49,020	2.88%	0.55%	to	1.90%	8.68%		to	7.22%
Janus Henderson VIT Forty, Serv
2023	2,031	$1.20	to	$1.18	$2,427	0.20%	0.65%	to	1.55%	38.75%		to	37.51%
2022	550	$0.87	to	$0.86	$477	0.21%	0.65%	to	1.55%	(14.36	%)(7)	to	(14.87	%)(7)
Janus Hend VIT Gbl Tech Innov, Srv
2023	9,595	$3.69	to	$1.29	$33,980	—	0.55%	to	1.55%	53.43%		to	51.91%
2022	9,650	$2.40	to	$0.85	$22,290	—	0.55%	to	1.55%	(37.47%)		to	(16.26	%)(7)
2021	11,042	$3.84	to	$8.59	$41,320	0.11%	0.55%	to	1.20%	17.10%		to	16.34%
2020	12,474	$3.28	to	$7.38	$39,831	—	0.55%	to	1.20%	49.90%		to	48.93%
2019	13,302	$2.19	to	$4.96	$28,362	—	0.55%	to	1.20%	44.03%		to	43.09%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	138

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Overseas, Serv
2023	10,521	$2.07	to	$1.09	$20,209	1.43%	0.55%	to	1.55%	9.98%		to	8.89%
2022	10,668	$1.88	to	$1.00	$19,075	1.70%	0.55%	to	1.55%	(9.34%)		to	(0.29	%)(7)
2021	10,886	$2.08	to	$3.21	$21,627	1.02%	0.55%	to	1.20%	12.67%		to	11.94%
2020	11,852	$1.84	to	$2.86	$20,942	1.20%	0.55%	to	1.20%	15.39%		to	14.64%
2019	13,664	$1.60	to	$2.50	$20,973	1.82%	0.55%	to	1.20%	26.01%		to	25.20%
Janus Henderson VIT Res, Serv
2023	15,163	$4.17	to	$3.35	$58,985	0.06%	0.55%	to	1.90%	42.03%		to	40.13%
2022	15,712	$2.94	to	$2.39	$43,311	—	0.55%	to	1.90%	(30.45%)		to	(31.38%)
2021	16,792	$4.23	to	$3.48	$66,914	0.02%	0.55%	to	1.90%	19.39%		to	17.79%
2020	18,250	$3.54	to	$2.96	$61,214	0.22%	0.55%	to	1.90%	31.85%		to	30.08%
2019	20,124	$2.68	to	$2.27	$51,489	0.31%	0.55%	to	1.90%	34.48%		to	32.68%
Lazard Ret Emer Mkts Eq, Serv
2023	332	$1.13	to	$1.11	$374	7.35%	0.65%	to	1.55%	21.48%		to	20.40%
2022	43	$0.93	to	$0.93	$42	3.94%	0.65%	to	1.55%	(6.40	%)(7)	to	(6.96	%)(7)
Lazard Ret Global Dyn MA, Serv
2023	6,834	$1.54	to	$1.33	$10,001	—	0.55%	to	1.90%	10.21%		to	8.73%
2022	8,731	$1.40	to	$1.23	$11,622	0.08%	0.55%	to	1.90%	(17.83%)		to	(18.93%)
2021	10,498	$1.70	to	$1.51	$17,083	2.74%	0.55%	to	1.90%	11.32%		to	9.83%
2020	11,732	$1.53	to	$1.38	$17,230	0.61%	0.55%	to	1.90%	0.26%		to	(1.09%)
2019	14,412	$1.53	to	$1.39	$21,230	0.05%	0.55%	to	1.90%	17.14%		to	15.57%
Lord Abt Bond Debenture, Cl VC
2023	3,237	$1.01	to	$0.99	$3,236	8.46%	0.65%	to	1.55%	5.87%		to	4.91%
2022	935	$0.95	to	$0.95	$887	20.62%	0.65%	to	1.55%	(4.49	%)(7)	to	(5.05	%)(7)
Lord Abt Short Dur Inc, Cl VC
2023	8,565	$1.02	to	$1.01	$8,707	6.76%	0.65%	to	1.55%	4.37%		to	3.45%
2022	2,326	$0.98	to	$0.97	$2,273	11.65%	0.65%	to	1.55%	(1.84	%)(7)	to	(2.43	%)(7)
LVIP JPM US Eq, Serv Cl
2023	3,279	$1.17	to	$1.15	$3,819	1.03%	0.65%	to	1.55%	16.04	%(8)	to	15.34	%(8)
MFS Gbl Real Est, Serv Cl
2023	1,148	$0.90	to	$0.89	$1,029	0.55%	0.65%	to	1.55%	10.49%		to	9.50%
2022	483	$0.82	to	$0.81	$394	1.65%	0.65%	to	1.55%	(16.74	%)(7)	to	(17.24	%)(7)
MFS Intl Gro, Serv Cl
2023	2,680	$1.11	to	$1.10	$2,962	1.17%	0.65%	to	1.55%	13.66%		to	12.66%
2022	611	$0.98	to	$0.97	$597	0.40%	0.65%	to	1.55%	(1.98	%)(7)	to	(2.56	%)(7)
MFS Mass Inv Gro Stock, Serv Cl
2023	26,423	$2.73	to	$2.52	$70,051	0.05%	0.55%	to	1.45%	23.03%		to	21.93%
2022	29,550	$2.22	to	$2.07	$63,985	—	0.55%	to	1.45%	(19.89%)		to	(20.61%)
2021	31,273	$2.77	to	$2.61	$84,817	0.03%	0.55%	to	1.45%	24.97%		to	23.85%
2020	35,260	$2.22	to	$2.10	$76,753	0.22%	0.55%	to	1.45%	21.53%		to	20.44%
2019	36,777	$1.82	to	$1.75	$66,117	0.34%	0.55%	to	1.45%	38.82%		to	37.58%
MFS New Dis, Serv Cl
2023	8,074	$3.92	to	$4.03	$30,053	—	0.55%	to	1.20%	13.63%		to	12.89%
2022	8,688	$3.45	to	$3.57	$28,558	—	0.55%	to	1.20%	(30.38%)		to	(30.83%)
2021	9,511	$4.96	to	$5.16	$45,049	—	0.55%	to	1.20%	1.02%		to	0.36%
2020	10,533	$4.91	to	$5.15	$49,536	—	0.55%	to	1.20%	44.78%		to	43.85%
2019	11,428	$3.39	to	$3.58	$37,250	—	0.55%	to	1.20%	40.50%		to	39.59%
MFS Research Intl, Serv Cl
2023	1,693	$1.08	to	$1.07	$1,821	1.00%	0.65%	to	1.55%	12.09%		to	11.10%
2022	439	$0.97	to	$0.96	$423	2.42%	0.65%	to	1.55%	(3.09	%)(7)	to	(3.66	%)(7)

139	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Serv Cl
2023	30,875	$5.15	to	$1.89	$128,927	3.30%	0.55%	to	1.90%	(2.86%)	to	(4.17%)
2022	35,725	$5.30	to	$1.97	$153,188	2.24%	0.55%	to	1.90%	(0.07%)	to	(1.41%)
2021	35,894	$5.31	to	$2.00	$154,358	1.52%	0.55%	to	1.90%	13.20%	to	11.68%
2020	40,895	$4.69	to	$1.79	$155,077	2.21%	0.55%	to	1.90%	5.04%	to	3.63%
2019	46,751	$4.46	to	$1.73	$169,548	3.78%	0.55%	to	1.90%	24.12%	to	22.45%
MS VIF Dis, Cl II
2023	18,521	$3.79	to	$2.30	$66,636	—	0.55%	to	1.90%	43.34%	to	41.43%
2022	19,128	$2.64	to	$1.63	$48,221	—	0.55%	to	1.90%	(63.17%)	to	(63.67%)
2021	18,790	$7.18	to	$4.48	$129,812	—	0.55%	to	1.90%	(11.68%)	to	(12.87%)
2020	19,577	$8.13	to	$5.14	$154,281	—	0.55%	to	1.90%	150.66%	to	147.31%
2019	18,470	$3.24	to	$2.08	$58,529	—	0.55%	to	1.90%	39.20%	to	37.33%
MS VIF Global Real Est, Cl II
2023	9,225	$1.40	to	$1.25	$12,332	1.95%	0.55%	to	1.45%	9.87%	to	8.88%
2022	10,342	$1.27	to	$1.15	$12,632	4.44%	0.55%	to	1.45%	(26.60%)	to	(27.26%)
2021	11,545	$1.73	to	$1.58	$19,270	2.35%	0.55%	to	1.45%	23.16%	to	22.05%
2020	13,408	$1.41	to	$1.29	$18,246	4.39%	0.55%	to	1.45%	(15.32%)	to	(16.08%)
2019	16,636	$1.66	to	$1.54	$26,812	2.61%	0.55%	to	1.45%	17.41%	to	16.35%
NB AMT Intl Eq, Cl S
2023	4,909	$1.53	to	$1.47	$7,414	0.05%	0.55%	to	1.45%	12.66%	to	11.66%
2022	5,709	$1.36	to	$1.32	$7,669	1.55%	0.55%	to	1.45%	(23.12%)	to	(23.81%)
2021	6,175	$1.77	to	$1.73	$10,827	0.32%	0.55%	to	1.45%	12.73%	to	11.72%
2020	6,800	$1.57	to	$1.55	$10,623	0.50%	0.55%	to	1.45%	11.95%	to	10.95%
2019	7,924	$1.40	to	$1.40	$11,112	0.15%	0.55%	to	1.45%	26.98%	to	25.85%
NB AMT Sus Eq, Cl S
2023	4,558	$3.25	to	$2.83	$17,390	0.08%	0.60%	to	1.90%	25.81%	to	24.19%
2022	4,439	$2.59	to	$2.28	$13,471	0.12%	0.60%	to	1.90%	(19.14%)	to	(20.18%)
2021	4,556	$3.20	to	$2.85	$17,173	0.18%	0.60%	to	1.90%	22.43%	to	20.85%
2020	4,405	$2.61	to	$2.36	$13,612	0.38%	0.60%	to	1.90%	18.56%	to	17.03%
2019	4,590	$2.20	to	$2.02	$12,006	0.30%	0.60%	to	1.90%	24.83%	to	23.21%
NB AMT US Eq Index PW Strat, Cl S
2023	6,908	$1.32	to	$1.16	$8,745	—	0.55%	to	1.90%	14.37%	to	12.84%
2022	6,788	$1.16	to	$1.03	$7,542	—	0.55%	to	1.90%	(11.76%)	to	(12.95%)
2021	5,209	$1.31	to	$1.19	$6,586	0.32%	0.55%	to	1.90%	17.30%	to	15.72%
2020	4,401	$1.12	to	$1.02	$4,769	0.86%	0.55%	to	1.90%	7.67%	to	6.22%
2019	4,240	$1.04	to	$0.96	$4,286	0.16%	0.55%	to	1.90%	14.63%	to	13.09%
PIMCO VIT All Asset, Advisor Cl
2023	26,172	$2.04	to	$1.28	$50,062	2.82%	0.55%	to	1.90%	7.43%	to	5.98%
2022	28,886	$1.90	to	$1.21	$51,711	7.56%	0.55%	to	1.90%	(12.35%)	to	(13.53%)
2021	28,910	$2.17	to	$1.40	$59,799	10.91%	0.55%	to	1.90%	15.41%	to	13.86%
2020	32,326	$1.88	to	$1.23	$58,128	4.85%	0.55%	to	1.90%	7.32%	to	5.88%
2019	39,328	$1.75	to	$1.16	$66,173	2.77%	0.55%	to	1.90%	11.13%	to	9.64%
PIMCO VIT Glb Man As Alloc, Adv Cl
2023	3,886	$1.48	to	$1.26	$5,409	2.10%	0.55%	to	1.90%	12.25%	to	10.73%
2022	4,495	$1.32	to	$1.14	$5,605	1.90%	0.55%	to	1.90%	(18.84%)	to	(19.93%)
2021	4,798	$1.63	to	$1.43	$7,409	2.38%	0.55%	to	1.90%	11.99%	to	10.47%
2020	4,148	$1.45	to	$1.29	$5,747	7.83%	0.55%	to	1.90%	16.08%	to	14.51%
2019	4,415	$1.25	to	$1.13	$5,298	2.12%	0.55%	to	1.90%	16.32%	to	14.77%
PIMCO VIT Tot Return, Advisor Cl
2023	59,225	$1.07	to	$0.93	$60,236	3.48%	0.55%	to	1.90%	5.25%	to	3.84%
2022	54,369	$1.02	to	$0.89	$52,773	2.52%	0.55%	to	1.90%	(14.85%)	to	(15.99%)
2021	56,072	$1.19	to	$1.06	$64,182	1.72%	0.55%	to	1.90%	(1.91%)	to	(3.22%)
2020	54,942	$1.22	to	$1.10	$64,444	1.99%	0.55%	to	1.90%	7.94%	to	6.50%
2019	39,647	$1.13	to	$1.03	$43,292	2.89%	0.55%	to	1.90%	7.65%	to	6.21%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	140

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2023	6,060	$4.91	to	$1.09	$24,465	0.30%	0.55%	to	1.55%	8.54%		to	7.47%
2022	5,652	$4.52	to	$1.01	$23,143	0.41%	0.55%	to	1.55%	(5.19%)		to	2.06	%(7)
2021	5,821	$4.77	to	$4.35	$26,302	1.11%	0.55%	to	1.20%	18.75%		to	17.98%
2020	6,500	$4.01	to	$3.69	$24,820	0.48%	0.55%	to	1.20%	15.64%		to	14.89%
2019	7,149	$3.47	to	$3.21	$23,677	—	0.55%	to	1.20%	29.58%		to	28.74%
Put VT Intl Eq, Cl IB
2023	4,622	$2.33	to	$2.22	$10,188	0.04%	0.55%	to	1.20%	17.86%		to	17.10%
2022	4,961	$1.98	to	$1.89	$9,303	1.58%	0.55%	to	1.20%	(15.23%)		to	(15.78%)
2021	5,340	$2.33	to	$2.25	$11,852	1.17%	0.55%	to	1.20%	8.22%		to	7.52%
2020	5,740	$2.16	to	$2.09	$11,820	1.62%	0.55%	to	1.20%	11.48%		to	10.76%
2019	6,274	$1.93	to	$1.89	$11,617	1.43%	0.55%	to	1.20%	24.47%		to	23.66%
Put VT Intl Val, Cl IB
2023	2,141	$1.20	to	$1.18	$2,552	0.83%	0.65%	to	1.55%	17.91%		to	16.87%
2022	270	$1.02	to	$1.01	$275	—	0.65%	to	1.55%	1.80	%(7)	to	1.19	%(7)
Put VT Lg Cap Val, Cl IB
2023	6,203	$1.16	to	$1.14	$7,147	1.44%	0.65%	to	1.55%	14.92%		to	13.90%
2022	1,744	$1.01	to	$1.00	$1,756	—	0.65%	to	1.55%	0.54	%(7)	to	(0.06	%)(7)
Put VT Sus Fut, Cl IB
2023	1,495	$1.12	to	$1.10	$1,671	—	0.65%	to	1.55%	27.69%		to	26.55%
2022	29	$0.88	to	$0.87	$27	—	0.65%	to	1.55%	(12.79	%)(7)	to	(13.31	%)(7)
Put VT Sus Leaders, Cl IA
2023	12,137	$6.35	to	$6.35	$77,572	0.75%	1.25%	to	1.25%	24.85%		to	24.85%
2022	13,260	$5.09	to	$5.09	$67,887	0.84%	1.25%	to	1.25%	(23.68%)		to	(23.68%)
2021	14,649	$6.67	to	$6.67	$98,211	0.34%	1.25%	to	1.25%	22.30%		to	22.30%
2020	15,847	$5.45	to	$5.45	$86,886	0.63%	1.25%	to	1.25%	27.46%		to	27.46%
2019	17,005	$4.28	to	$4.28	$73,160	0.69%	1.25%	to	1.25%	35.02%		to	35.02%
Put VT Sus Leaders, Cl IB
2023	8,858	$5.22	to	$1.15	$35,481	0.51%	0.55%	to	1.55%	25.42%		to	24.17%
2022	7,392	$4.16	to	$0.93	$29,066	0.55%	0.55%	to	1.55%	(23.33%)		to	(7.80	%)(7)
2021	7,904	$5.43	to	$5.04	$41,649	0.14%	0.55%	to	1.20%	22.86%		to	22.06%
2020	8,424	$4.42	to	$4.13	$36,224	0.42%	0.55%	to	1.20%	28.19%		to	27.36%
2019	9,530	$3.45	to	$3.24	$32,045	0.45%	0.55%	to	1.20%	35.61%		to	34.73%
Royce Micro-Cap, Invest Cl
2023	1,549	$7.38	to	$6.70	$10,731	—	0.55%	to	0.95%	18.13%		to	17.66%
2022	1,702	$6.25	to	$5.69	$10,011	—	0.55%	to	0.95%	(22.86%)		to	(23.17%)
2021	1,881	$8.10	to	$7.41	$14,415	—	0.55%	to	0.95%	29.27%		to	28.75%
2020	2,174	$6.27	to	$5.76	$12,923	—	0.55%	to	0.95%	23.12%		to	22.62%
2019	2,431	$5.09	to	$4.69	$11,773	—	0.55%	to	0.95%	18.90%		to	18.42%
Temp Global Bond, Cl 2
2023	21,204	$0.87	to	$0.75	$17,502	—	0.55%	to	1.90%	2.32%		to	0.95%
2022	25,466	$0.85	to	$0.75	$20,671	—	0.55%	to	1.90%	(5.47%)		to	(6.74%)
2021	28,021	$0.90	to	$0.80	$24,169	—	0.55%	to	1.90%	(5.51%)		to	(6.78%)
2020	29,605	$0.95	to	$0.86	$27,164	8.50%	0.55%	to	1.90%	(5.80%)		to	(7.07%)
2019	35,065	$1.01	to	$0.92	$34,358	7.17%	0.55%	to	1.90%	1.45%		to	0.09%
Third Ave VST Third Ave Value
2023	1,993	$5.90	to	$5.35	$11,135	2.34%	0.55%	to	0.95%	20.15%		to	19.67%
2022	2,166	$4.91	to	$4.47	$10,107	1.49%	0.55%	to	0.95%	15.47%		to	15.01%
2021	2,361	$4.25	to	$3.89	$9,570	0.69%	0.55%	to	0.95%	21.39%		to	20.91%
2020	2,673	$3.50	to	$3.22	$8,951	2.67%	0.55%	to	0.95%	(2.93%)		to	(3.32%)
2019	3,063	$3.61	to	$3.33	$10,588	0.27%	0.55%	to	0.95%	11.85%		to	11.40%

141	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VanEck VIP Global Gold, Cl S
2023	27,682	$1.14	to	$0.99	$29,906	—	0.55%	to	1.90%	9.80%	to	8.34%
2022	28,070	$1.04	to	$0.91	$27,791	—	0.55%	to	1.90%	(13.83%)	to	(14.99%)
2021	26,221	$1.21	to	$1.07	$30,258	11.86%	0.55%	to	1.90%	(14.48%)	to	(15.63%)
2020	24,609	$1.41	to	$1.27	$33,396	2.86%	0.55%	to	1.90%	37.87%	to	36.02%
2019	19,858	$1.02	to	$0.94	$19,650	—	0.55%	to	1.90%	37.99%	to	36.14%
VP Aggr, Cl 2
2023	323,688	$2.61	to	$1.87	$789,147	—	0.55%	to	1.90%	16.58%	to	15.02%
2022	353,190	$2.24	to	$1.63	$745,332	—	0.55%	to	1.90%	(18.63%)	to	(19.72%)
2021	379,327	$2.75	to	$2.03	$993,245	—	0.55%	to	1.90%	15.12%	to	13.58%
2020	447,140	$2.39	to	$1.79	$1,022,254	—	0.55%	to	1.90%	14.36%	to	12.82%
2019	514,782	$2.09	to	$1.58	$1,033,752	—	0.55%	to	1.90%	20.92%	to	19.30%
VP Aggr, Cl 4
2023	173,886	$2.61	to	$2.31	$431,464	—	0.55%	to	1.45%	16.55%	to	15.51%
2022	195,567	$2.24	to	$2.00	$417,888	—	0.55%	to	1.45%	(18.64%)	to	(19.36%)
2021	212,647	$2.75	to	$2.48	$560,596	—	0.55%	to	1.45%	15.14%	to	14.11%
2020	244,947	$2.39	to	$2.17	$563,163	—	0.55%	to	1.45%	14.33%	to	13.30%
2019	297,629	$2.09	to	$1.92	$600,819	—	0.55%	to	1.45%	21.01%	to	19.93%
VP Conserv, Cl 2
2023	327,628	$1.43	to	$1.10	$438,602	—	0.55%	to	1.90%	7.87%	to	6.43%
2022	364,058	$1.32	to	$1.03	$453,757	—	0.55%	to	1.90%	(16.01%)	to	(17.13%)
2021	386,140	$1.57	to	$1.24	$575,776	—	0.55%	to	1.90%	2.25%	to	0.88%
2020	444,639	$1.54	to	$1.23	$651,949	—	0.55%	to	1.90%	8.70%	to	7.25%
2019	334,581	$1.42	to	$1.15	$452,819	—	0.55%	to	1.90%	10.14%	to	8.67%
VP Conserv, Cl 4
2023	215,364	$1.43	to	$1.26	$289,935	—	0.55%	to	1.45%	7.80%	to	6.84%
2022	246,692	$1.32	to	$1.18	$309,416	—	0.55%	to	1.45%	(15.96%)	to	(16.71%)
2021	279,904	$1.57	to	$1.42	$419,557	—	0.55%	to	1.45%	2.25%	to	1.34%
2020	345,597	$1.54	to	$1.40	$508,729	—	0.55%	to	1.45%	8.64%	to	7.66%
2019	322,396	$1.42	to	$1.30	$438,288	—	0.55%	to	1.45%	10.14%	to	9.15%
VP Man Risk, Cl 2
2023	195,838	$1.22	to	$1.12	$232,534	—	0.55%	to	1.90%	11.64%	to	10.15%
2022	196,286	$1.09	to	$1.02	$209,643	—	0.55%	to	1.90%	(17.84%)	to	(18.94%)
2021	203,989	$1.33	to	$1.25	$266,275	—	0.55%	to	1.90%	10.12%	to	8.64%
2020	185,210	$1.21	to	$1.16	$220,500	—	0.55%	to	1.90%	7.20%	to	5.76%
2019	159,500	$1.13	to	$1.09	$177,905	—	0.55%	to	1.90%	15.42%	to	13.87%
VP Man Risk US, Cl 2
2023	276,365	$1.36	to	$1.25	$366,203	—	0.55%	to	1.90%	13.92%	to	12.39%
2022	289,531	$1.19	to	$1.11	$338,221	—	0.55%	to	1.90%	(17.67%)	to	(18.77%)
2021	246,733	$1.45	to	$1.37	$351,655	—	0.55%	to	1.90%	12.72%	to	11.21%
2020	207,706	$1.29	to	$1.23	$263,829	—	0.55%	to	1.90%	9.19%	to	7.72%
2019	146,325	$1.18	to	$1.14	$171,094	—	0.55%	to	1.90%	17.67%	to	16.09%
VP Man Vol Conserv, Cl 2
2023	458,306	$1.19	to	$1.04	$526,283	—	0.55%	to	1.90%	7.28%	to	5.84%
2022	510,679	$1.11	to	$0.99	$548,639	—	0.55%	to	1.90%	(16.45%)	to	(17.57%)
2021	529,357	$1.33	to	$1.20	$683,876	—	0.55%	to	1.90%	2.06%	to	0.69%
2020	649,932	$1.30	to	$1.19	$826,131	—	0.55%	to	1.90%	7.53%	to	6.09%
2019	430,973	$1.21	to	$1.12	$511,641	—	0.55%	to	1.90%	11.30%	to	9.81%
VP Man Vol Conserv Gro, Cl 2
2023	854,946	$1.29	to	$1.16	$1,086,575	—	0.55%	to	1.90%	9.37%	to	7.91%
2022	938,364	$1.18	to	$1.07	$1,094,441	—	0.55%	to	1.90%	(17.52%)	to	(18.62%)
2021	1,036,906	$1.43	to	$1.32	$1,472,908	—	0.55%	to	1.90%	4.88%	to	3.47%
2020	1,128,542	$1.37	to	$1.27	$1,535,498	—	0.55%	to	1.90%	8.55%	to	7.10%
2019	1,086,807	$1.26	to	$1.19	$1,368,390	—	0.55%	to	1.90%	13.37%	to	11.85%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	142

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Gro, Cl 2
2023	6,709,472	$1.51	to	$1.42	$10,404,577	—	0.55%	to	1.90%	13.96%	to	12.44%
2022	7,214,937	$1.32	to	$1.26	$9,852,364	—	0.55%	to	1.90%	(19.87%)	to	(20.94%)
2021	7,665,951	$1.65	to	$1.59	$13,115,191	—	0.55%	to	1.90%	11.28%	to	9.79%
2020	7,572,902	$1.48	to	$1.45	$11,679,063	—	0.55%	to	1.90%	10.69%	to	9.20%
2019	7,648,690	$1.34	to	$1.33	$10,691,504	—	0.55%	to	1.90%	17.61%	to	16.03%
VP Man Vol Mod Gro, Cl 2
2023	7,556,338	$1.41	to	$1.37	$11,297,787	—	0.55%	to	1.90%	11.66%	to	10.16%
2022	8,355,742	$1.26	to	$1.24	$11,208,244	—	0.55%	to	1.90%	(18.60%)	to	(19.69%)
2021	9,058,517	$1.55	to	$1.55	$14,986,546	—	0.55%	to	1.90%	8.10%	to	6.65%
2020	9,435,051	$1.43	to	$1.45	$14,491,911	—	0.55%	to	1.90%	9.77%	to	8.30%
2019	9,915,419	$1.31	to	$1.34	$13,928,600	—	0.55%	to	1.90%	15.53%	to	13.98%
VP Mod, Cl 2
2023	3,490,897	$1.99	to	$1.46	$6,534,930	—	0.55%	to	1.90%	12.34%	to	10.84%
2022	3,731,168	$1.77	to	$1.32	$6,245,287	—	0.55%	to	1.90%	(17.06%)	to	(18.18%)
2021	3,901,973	$2.13	to	$1.61	$7,909,032	—	0.55%	to	1.90%	8.41%	to	6.95%
2020	3,989,791	$1.97	to	$1.50	$7,493,232	—	0.55%	to	1.90%	12.25%	to	10.74%
2019	4,164,098	$1.75	to	$1.36	$6,996,952	—	0.55%	to	1.90%	15.50%	to	13.95%
VP Mod, Cl 4
2023	2,620,111	$1.99	to	$1.76	$4,944,759	—	0.55%	to	1.45%	12.32%	to	11.32%
2022	2,930,322	$1.77	to	$1.58	$4,942,959	—	0.55%	to	1.45%	(17.04%)	to	(17.78%)
2021	3,257,133	$2.14	to	$1.92	$6,649,080	—	0.55%	to	1.45%	8.45%	to	7.47%
2020	3,634,891	$1.97	to	$1.79	$6,870,098	—	0.55%	to	1.45%	12.17%	to	11.17%
2019	4,146,579	$1.76	to	$1.61	$7,014,436	—	0.55%	to	1.45%	15.54%	to	14.50%
VP Mod Aggr, Cl 2
2023	990,336	$2.28	to	$1.65	$2,117,397	—	0.55%	to	1.90%	14.31%	to	12.78%
2022	1,127,206	$1.99	to	$1.46	$2,119,616	—	0.55%	to	1.90%	(18.04%)	to	(19.14%)
2021	1,295,509	$2.43	to	$1.80	$2,993,307	—	0.55%	to	1.90%	11.69%	to	10.19%
2020	1,529,551	$2.18	to	$1.64	$3,180,301	—	0.55%	to	1.90%	13.41%	to	11.89%
2019	1,759,401	$1.92	to	$1.46	$3,240,508	—	0.55%	to	1.90%	18.06%	to	16.48%
VP Mod Aggr, Cl 4
2023	603,948	$2.28	to	$2.02	$1,308,145	—	0.55%	to	1.45%	14.28%	to	13.26%
2022	689,542	$2.00	to	$1.78	$1,312,157	—	0.55%	to	1.45%	(18.02%)	to	(18.75%)
2021	783,176	$2.43	to	$2.19	$1,824,824	—	0.55%	to	1.45%	11.72%	to	10.72%
2020	903,028	$2.18	to	$1.98	$1,890,515	—	0.55%	to	1.45%	13.39%	to	12.37%
2019	1,095,299	$1.92	to	$1.76	$2,029,967	—	0.55%	to	1.45%	18.10%	to	17.04%
VP Mod Conserv, Cl 2
2023	648,002	$1.68	to	$1.26	$1,021,214	—	0.55%	to	1.90%	9.90%	to	8.43%
2022	712,621	$1.53	to	$1.16	$1,025,805	—	0.55%	to	1.90%	(16.55%)	to	(17.66%)
2021	787,086	$1.83	to	$1.41	$1,363,432	—	0.55%	to	1.90%	5.16%	to	3.75%
2020	848,396	$1.74	to	$1.36	$1,404,346	—	0.55%	to	1.90%	10.40%	to	8.92%
2019	853,533	$1.58	to	$1.25	$1,285,589	—	0.55%	to	1.90%	12.89%	to	11.38%
VP Mod Conserv, Cl 4
2023	508,546	$1.68	to	$1.49	$807,957	—	0.55%	to	1.45%	9.88%	to	8.90%
2022	581,044	$1.53	to	$1.36	$843,640	—	0.55%	to	1.45%	(16.56%)	to	(17.31%)
2021	665,339	$1.83	to	$1.65	$1,162,608	—	0.55%	to	1.45%	5.21%	to	4.26%
2020	755,456	$1.74	to	$1.58	$1,259,908	—	0.55%	to	1.45%	10.38%	to	9.39%
2019	848,431	$1.58	to	$1.45	$1,287,128	—	0.55%	to	1.45%	12.87%	to	11.86%
VP Ptnrs Core Bond, Cl 2
2023	14,110	$1.11	to	$0.95	$15,773	2.55%	0.60%	to	1.90%	5.42%	to	4.07%
2022	12,423	$1.05	to	$0.91	$13,252	1.45%	0.60%	to	1.90%	(14.11%)	to	(15.22%)
2021	11,968	$1.22	to	$1.08	$14,907	1.16%	0.60%	to	1.90%	(2.01%)	to	(3.26%)
2020	11,429	$1.25	to	$1.11	$14,577	1.88%	0.60%	to	1.90%	7.33%	to	5.94%
2019	8,894	$1.16	to	$1.05	$10,597	2.13%	0.60%	to	1.90%	7.74%	to	6.35%

143	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Eq, Cl 2
2023	3,211	$3.14	to	$2.72	$11,488	—	0.60%	to	1.90%	23.69%	to	22.10%
2022	3,470	$2.54	to	$2.23	$10,090	—	0.60%	to	1.90%	(18.05%)	to	(19.10%)
2021	3,521	$3.10	to	$2.75	$12,507	—	0.60%	to	1.90%	28.41%	to	26.75%
2020	3,800	$2.42	to	$2.17	$10,567	—	0.60%	to	1.90%	16.03%	to	14.53%
2019	4,244	$2.08	to	$1.90	$10,227	—	0.60%	to	1.90%	25.45%	to	23.83%
VP Ptnrs Core Eq, Cl 3
2023	5,663	$3.41	to	$2.98	$18,292	—	0.55%	to	1.45%	23.87%	to	22.76%
2022	6,635	$2.76	to	$2.43	$17,356	—	0.55%	to	1.45%	(17.89%)	to	(18.62%)
2021	7,412	$3.36	to	$2.98	$23,707	—	0.55%	to	1.45%	28.63%	to	27.48%
2020	8,699	$2.61	to	$2.34	$21,712	—	0.55%	to	1.45%	16.20%	to	15.16%
2019	11,078	$2.25	to	$2.03	$23,860	—	0.55%	to	1.45%	25.69%	to	24.56%
VP Ptnrs Intl Core Eq, Cl 2
2023	12,129	$1.55	to	$1.37	$20,031	1.13%	0.60%	to	1.90%	16.65%	to	15.14%
2022	10,609	$1.33	to	$1.19	$15,090	1.68%	0.60%	to	1.90%	(20.12%)	to	(21.15%)
2021	8,261	$1.66	to	$1.51	$14,774	1.57%	0.60%	to	1.90%	12.51%	to	11.05%
2020	5,101	$1.48	to	$1.36	$8,115	0.22%	0.60%	to	1.90%	10.29%	to	8.88%
2019	5,071	$1.34	to	$1.25	$7,349	2.57%	0.60%	to	1.90%	17.70%	to	16.17%
VP Ptnrs Intl Gro, Cl 2
2023	19,142	$1.59	to	$1.39	$33,812	0.24%	0.60%	to	1.90%	13.77%	to	12.31%
2022	20,432	$1.40	to	$1.24	$31,851	—	0.60%	to	1.90%	(27.31%)	to	(28.25%)
2021	20,542	$1.93	to	$1.73	$44,210	—	0.60%	to	1.90%	9.67%	to	8.25%
2020	18,933	$1.76	to	$1.60	$37,314	0.09%	0.60%	to	1.90%	21.57%	to	20.00%
2019	18,390	$1.44	to	$1.33	$29,908	0.93%	0.60%	to	1.90%	25.61%	to	23.98%
VP Ptnrs Intl Val, Cl 2
2023	17,866	$1.37	to	$1.23	$24,465	1.94%	0.60%	to	1.90%	16.27%	to	14.77%
2022	18,872	$1.18	to	$1.07	$22,304	2.17%	0.60%	to	1.90%	(12.29%)	to	(13.41%)
2021	17,333	$1.34	to	$1.24	$23,456	1.93%	0.60%	to	1.90%	10.98%	to	9.53%
2020	14,868	$1.21	to	$1.13	$18,225	0.74%	0.60%	to	1.90%	(4.71%)	to	(5.94%)
2019	16,045	$1.27	to	$1.20	$20,752	3.61%	0.60%	to	1.90%	12.52%	to	11.08%
VP Ptnrs Sm Cap Gro, Cl 2
2023	5,906	$1.97	to	$1.70	$15,824	—	0.60%	to	1.90%	6.30%	to	4.93%
2022	5,632	$1.85	to	$1.62	$14,256	—	0.60%	to	1.90%	(29.55%)	to	(30.46%)
2021	4,587	$2.63	to	$2.33	$16,540	—	0.60%	to	1.90%	7.37%	to	5.99%
2020	3,948	$2.45	to	$2.20	$13,307	—	0.60%	to	1.90%	37.61%	to	35.83%
2019	3,823	$1.78	to	$1.62	$9,390	—	0.60%	to	1.90%	20.22%	to	18.67%
VP Ptnrs Sm Cap Val, Cl 2
2023	4,597	$2.04	to	$1.77	$11,216	—	0.60%	to	1.90%	10.42%	to	9.00%
2022	4,739	$1.85	to	$1.63	$10,581	—	0.60%	to	1.90%	(13.68%)	to	(14.79%)
2021	4,206	$2.14	to	$1.91	$10,987	—	0.60%	to	1.90%	23.01%	to	21.43%
2020	3,231	$1.74	to	$1.57	$6,905	—	0.60%	to	1.90%	3.36%	to	2.03%
2019	3,438	$1.68	to	$1.54	$7,128	—	0.60%	to	1.90%	18.81%	to	17.28%
VP Ptnrs Sm Cap Val, Cl 3
2023	12,365	$4.54	to	$2.27	$47,500	—	0.55%	to	1.45%	10.65%	to	9.66%
2022	13,574	$4.10	to	$2.07	$47,332	—	0.55%	to	1.45%	(13.54%)	to	(14.31%)
2021	14,915	$4.75	to	$2.42	$60,409	—	0.55%	to	1.45%	23.21%	to	22.10%
2020	17,789	$3.85	to	$1.98	$58,544	—	0.55%	to	1.45%	3.55%	to	2.62%
2019	20,084	$3.72	to	$1.93	$63,888	—	0.55%	to	1.45%	19.00%	to	17.93%
VP US Flex Conserv Gro, Cl 2
2023	244,360	$1.18	to	$1.16	$301,739	—	0.55%	to	1.90%	10.61%	to	9.14%
2022	252,349	$1.07	to	$1.06	$282,912	—	0.55%	to	1.90%	(17.19%)	to	(18.30%)
2021	252,398	$1.29	to	$1.30	$343,216	—	0.55%	to	1.90%	6.91%	to	5.47%
2020	298,161	$1.21	to	$1.23	$381,005	—	0.55%	to	1.90%	5.29%	to	3.88%
2019	216,805	$1.15	to	$1.19	$264,362	—	0.55%	to	1.90%	14.23%	to	12.70%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	144

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Gro, Cl 2
2023	2,426,805	$1.37	to	$1.42	$3,678,128	—	0.55%	to	1.90%	16.16%	to	14.61%
2022	2,536,094	$1.18	to	$1.24	$3,322,898	—	0.55%	to	1.90%	(19.17%)	to	(20.26%)
2021	2,507,111	$1.45	to	$1.55	$4,081,955	—	0.55%	to	1.90%	14.87%	to	13.32%
2020	2,383,120	$1.27	to	$1.37	$3,392,122	—	0.55%	to	1.90%	4.23%	to	2.83%
2019	2,087,385	$1.21	to	$1.33	$2,862,487	—	0.55%	to	1.90%	19.54%	to	17.94%
VP US Flex Mod Gro, Cl 2
2023	1,352,692	$1.28	to	$1.29	$1,861,012	—	0.55%	to	1.90%	13.24%	to	11.73%
2022	1,428,099	$1.13	to	$1.15	$1,742,584	—	0.55%	to	1.90%	(17.99%)	to	(19.09%)
2021	1,457,022	$1.38	to	$1.43	$2,177,512	—	0.55%	to	1.90%	10.86%	to	9.38%
2020	1,429,369	$1.24	to	$1.30	$1,935,524	—	0.55%	to	1.90%	4.95%	to	3.54%
2019	1,326,348	$1.18	to	$1.26	$1,718,525	—	0.55%	to	1.90%	16.93%	to	15.36%
Wanger Acorn
2023	32,426	$6.05	to	$1.10	$159,429	—	0.55%	to	1.55%	21.07%	to	19.87%
2022	36,060	$5.00	to	$0.92	$147,223	—	0.55%	to	1.55%	(33.83%)	to	(9.83	%)(7)
2021	39,685	$7.55	to	$3.70	$246,177	0.72%	0.55%	to	1.45%	8.30%	to	7.33%
2020	45,839	$6.97	to	$3.45	$263,234	—	0.55%	to	1.45%	23.55%	to	22.44%
2019	54,642	$5.64	to	$2.82	$253,728	0.26%	0.55%	to	1.45%	30.38%	to	29.21%
Wanger Intl
2023	30,060	$4.46	to	$1.03	$104,635	0.31%	0.55%	to	1.55%	16.32%	to	15.16%
2022	33,274	$3.83	to	$0.90	$100,085	0.91%	0.55%	to	1.55%	(34.21%)	to	(9.03	%)(7)
2021	36,342	$5.82	to	$2.73	$166,989	0.55%	0.55%	to	1.45%	18.16%	to	17.10%
2020	41,614	$4.93	to	$2.33	$162,608	2.05%	0.55%	to	1.45%	13.74%	to	12.72%
2019	50,662	$4.33	to	$2.07	$174,505	0.79%	0.55%	to	1.45%	29.28%	to	28.12%
WA Var Global Hi Yd Bond, Cl II
2023	9,036	$1.25	to	$1.08	$10,681	4.99%	0.55%	to	1.90%	9.35%	to	7.89%
2022	9,922	$1.14	to	$1.00	$10,760	6.23%	0.55%	to	1.90%	(14.35%)	to	(15.49%)
2021	9,903	$1.33	to	$1.18	$12,619	4.22%	0.55%	to	1.90%	0.49%	to	(0.86%)
2020	8,499	$1.33	to	$1.19	$10,857	3.76%	0.55%	to	1.90%	6.53%	to	5.11%
2019	9,240	$1.24	to	$1.14	$11,151	5.39%	0.55%	to	1.90%	13.39%	to	11.86%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on May 3, 2021.
(7)	New subaccount operations commenced on May 2, 2022.
(8)	New subaccount operations commenced on April 28, 2023.

145	∎ RIVERSOURCE VARIABLE ACCOUNT 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2023, the market risk benefits asset was $1,427 million and the market risk benefits liability was $1,762 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2023	2022(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2023, $19,871; 2022, $17,331; allowance for credit losses: 2023, $2; 2022, $22)	$19,374	$16,135
Mortgage loans, at amortized cost (allowance for credit losses: 2023, $10; 2022, $11)	1,725	1,768
Policy loans	912	847
Other investments (allowance for credit losses: 2023, nil; 2022, nil)	165	207
Total investments	22,176	18,957
Investments of consolidated investment entities, at fair value	2,099	2,354
Cash and cash equivalents	2,598	2,611
Cash of consolidated investment entities, at fair value	87	133
Market risk benefits	1,427	1,015
Reinsurance recoverables (allowance for credit losses: 2023, $27; 2022, $23)	4,284	4,228
Receivables	6,702	7,577
Receivables of consolidated investment entities, at fair value	28	20
Accrued investment income	176	145
Deferred acquisition costs	2,696	2,759
Other assets	6,977	4,726
Other assets of consolidated investment entities, at fair value	1	2
Separate account assets	74,634	70,876
Total assets	$123,885	$115,403

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$37,535	$34,122
Market risk benefits	1,762	2,118
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,155	2,363
Other liabilities	5,896	4,131
Other liabilities of consolidated investment entities, at fair value	45	119
Separate account liabilities	74,634	70,876
Total liabilities	122,728	114,430
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(618)	(412)
Accumulated other comprehensive income (loss), net of tax	(694)	(1,084)
Total shareholder’s equity	1,157	973
Total liabilities and shareholder’s equity	$123,885	$115,403

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Revenues
Premiums	$448	$306	$(871)
Net investment income	1,304	827	827
Policy and contract charges	2,020	2,078	2,250
Other revenues	590	644	616
Net realized investment gains (losses)	(70)	(100)	595
Total revenues	4,292	3,755	3,417

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,348	236	(157)
Interest credited to fixed accounts	654	665	600
Remeasurement (gains) losses of future policy benefit reserves	(20)	1	(52)
Change in fair value of market risk benefits	798	311	(113)
Amortization of deferred acquisition costs	239	241	245
Interest and debt expense	192	108	105
Other insurance and operating expenses	697	682	751
Total benefits and expenses	3,908	2,244	1,379
Pretax income (loss)	384	1,511	2,038
Income tax provision (benefit)	(10)	209	316
Net income	$394	$1,302	$1,722

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)

Net income	$394	$1,302	$1,722
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	509	(2,035)	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	(54)	861	284
Effect of changes in instrument-specific credit risk on market risk benefits	(65)	407	100
Total other comprehensive income (loss), net of tax	390	(767)	(464)
Total comprehensive income (loss)	$784	$535	$1,258

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2021	$3	$2,466	$(76)	$1,184	$3,577
Cumulative effect of adoption of long-duration contracts guidance	—	—	(860)	(1,037)	(1,897)
Net income	—	—	1,722	—	1,722
Other comprehensive loss, net of tax	—	—	—	(464)	(464)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021(1)	3	2,466	(1,114)	(317)	1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022(1)	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2023	$3	$2,466	$(618)	$(694)	$1,157

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Cash Flows from Operating Activities
Net income	$394	$1,302	$1,722
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(205)	(201)	(98)
Deferred income tax (benefit) expense	100	154	138
Contractholder and policyholder charges, non-cash	(403)	(395)	(390)
Loss from equity method investments	26	48	72
Net realized investment (gains) losses	46	(3)	(611)
Impairments and provision for loan losses	(20)	91	(3)
Net losses (gains) of consolidated investment entities	23	17	(20)
Changes in operating assets and liabilities:
Deferred acquisition costs	63	62	(9)
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	3,474	1,013	1,482
Derivatives, net of collateral	(666)	311	(575)
Reinsurance recoverables	100	84	(19)
Receivables	333	279	114
Accrued investment income	(31)	(21)	10
Current income tax, net	(323)	72	(321)
Other operating assets and liabilities of consolidated investment entities	(5)	2	20
Other, net	134	136	66
Net cash provided by (used in) operating activities	3,040	2,951	1,578

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	617	1,309	555
Maturities, sinking fund payments and calls	963	1,563	2,804
Purchases	(4,187)	(5,600)	(3,677)
Proceeds from sales, maturities and repayments of mortgage loans	118	141	272
Funding of mortgage loans	(74)	(124)	(215)
Proceeds from sales and collections of other investments	29	24	93
Purchase of other investments	(15)	(46)	(32)
Purchase of investments by consolidated investment entities	(427)	(961)	(1,603)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	643	615	1,047
Purchase of equipment and software	(10)	(13)	(13)
Change in policy loans, net	(65)	(13)	12
Cash paid for deposit receivable	(39)	(45)	(377)
Cash received for deposit receivable	774	550	254
Advance on line of credit to Ameriprise Financial, Inc.	(850)	(1,034)	(1)
Repayment from Ameriprise Financial, Inc. on line of credit	850	1,034	1
Cash paid for written options with deferred premiums	(59)	(619)	(552)
Cash received from written options with deferred premiums	43	204	106
Other, net	25	21	(39)
Net cash provided by (used in) investing activities	(1,664)	(2,994)	(1,365)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,476	1,169	1,553
Net transfers from (to) separate accounts	(132)	(162)	(273)
Surrenders and other benefits	(2,102)	(1,459)	(1,365)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	—	6
Payments on line of credit with Ameriprise Financial, Inc.	—	—	(6)
Cash paid for purchased options with deferred premiums	(53)	(197)	(156)
Cash received for purchased options with deferred premiums	251	378	1,350
Borrowings by consolidated investment entities	—	341	1,756
Repayments of debt by consolidated investment entities	(275)	(4)	(1,142)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(1,900)
Net cash provided by (used in) financing activities	(1,435)	(534)	(177)
Net increase (decrease) in cash and cash equivalents	(59)	(577)	36
Cash and cash equivalents at beginning of period	2,744	3,321	3,285
Cash and cash equivalents at end of period	$2,685	$2,744	$3,321

Supplemental Disclosures:
Income taxes paid (received), net	$215	$(17)	$496
Interest paid excluding consolidated investment entities	28	3	—
Interest paid by consolidated investment entities	177	75	90
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	—	17
Investments transferred in connection with reinsurance transaction	—	—	7,513

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16. Certain reclassifications of prior period amounts have been made to conform with the current presentation.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefits (“GMDB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) riders.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting the new accounting standard. See Note 3 for additional information related to the transition approach and adoption impact.

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the

RiverSource Life Insurance Company

measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of

RiverSource Life Insurance Company

the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

RiverSource Life Insurance Company

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a

RiverSource Life Insurance Company

periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2023 and 2022, land, buildings, equipment and software were $117 million and $123 million, net of accumulated depreciation of $244 million and $229 million as of December 31, 2023 and 2022, respectively. Depreciation and amortization expense for the years ended December 31, 2023, 2022 and 2021 was $15 million, $13 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

RiverSource Life Insurance Company

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. These GMAB and GMWB provisions are accounted for as market risk benefits under ASU 2018-12.

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC on a constant level basis. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities, and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization factors. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for Troubled Debt Restructurings (“TDRs”) by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations and modifications to disclosures are immaterial in the current period.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard did not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

RiverSource Life Insurance Company

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were restated. The adoption impact as of January 1, 2021 was a reduction in total equity of $1.9 billion, of which $0.9 billion and $1.0 billion were reflected in retained earnings and AOCI, respectively.

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Balance Sheets:

(in millions)	As Filed December 31, 2022	Adjustment	Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post-adoption December 31, 2021
Assets
Market risk benefits	$—	$1,015	$1,015	$—	$539	$539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	(184)	4,228	4,529	927	5,456
Deferred acquisition costs	3,141	(382)	2,759	2,757	64	2,821
Other assets	4,791	(65)	4,726	7,015	296	7,311
Total assets	$115,019	$384	$115,403	$139,427	$1,826	$141,253
Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$(1,935)	$34,122	$35,744	$(727)	$35,017
Market risk benefits	—	2,118	2,118	—	3,440	3,440
Other liabilities	4,120	11	4,131	6,303	216	6,519
Total liabilities	114,236	194	114,430	137,286	2,929	140,215
Shareholder’s equity:
Accumulated deficit	(799)	387	(412)	(912)	(202)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(887)	(197)	(1,084)	584	(901)	(317)
Total shareholder’s equity	783	190	973	2,141	(1,103)	1,038
Total liabilities and shareholder’s equity	$115,019	$384	$115,403	$139,427	$1,826	$141,253

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$2,091	$(13)	$2,078	$2,304	$(54)	$2,250
Total revenues	3,768	(13)	3,755	3,471	(54)	3,417
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	(1,130)	236	715	(872)	(157)
Remeasurement (gains) losses of future policy benefit reserves	—	1	1	—	(52)	(52)
Change in fair value of market risk benefits	—	311	311	—	(113)	(113)
Amortization of deferred acquisition costs	196	45	241	112	133	245
Other insurance and operating expenses	670	12	682	738	13	751
Total benefits and expenses	3,005	(761)	2,244	2,270	(891)	1,379
Pretax income (loss)	763	748	1,511	1,201	837	2,038
Income tax provision (benefit)	50	159	209	137	179	316
Net income (loss)	$713	$589	$1,302	$1,064	$658	$1,722

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Leases — Common Control Arrangements

In March 2023, the FASB proposed amendments to ASU 2016-02, Leases (“Topic 842”). The update applicable to all entities requires leasehold improvements associated with common control leases to be amortized over the useful life of the leasehold improvements to the common control group as long as the lessee controls the use of the underlying asset through a lease and to be accounted for as a transfer between entities under common control through an adjustment to equity if, and when, the lessee no longer controls the use of the underlying asset. The amendments are effective for interim and annual periods beginning after December 15, 2023. Early adoption is permitted for both interim and annual financial statements that have not yet been made

RiverSource Life Insurance Company

available for issuance. The Company early adopted the update during the second quarter of 2023 and will apply the amendments prospectively as of the beginning of 2023 to all new and existing leasehold improvements recognized on or after that date with any remaining unamortized balance of existing leasehold improvements amortized over their remaining useful life to the common control group determined at that date. The adoption of this update did not have a material impact on the Company’s consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The Company is assessing changes to the segment related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$152	$164	$193
Unaffiliated	14	14	17
Total	166	178	210
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	39	42	49
Unaffiliated	17	18	20
	56	60	69
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	307	334	389
Unaffiliated	4	4	5
	311	338	394
Total	367	398	463
Total revenue from contracts with customers	533	576	673
Revenue from other sources(1)	3,759	3,179	2,744
Total revenues	$4,292	$3,755	$3,417

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $49 million and $48 million as of December 31, 2023 and 2022, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $24 million and $30 million as of December 31, 2023 and 2022, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an

RiverSource Life Insurance Company

affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $70 million and $92 million as of December 31, 2023 and 2022, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2023 and 2022, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(in millions)	Syndicated Loans	Other Assets
Balance at January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance at December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2023 and 2022 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

RiverSource Life Insurance Company

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2023	2022
Syndicated loans
Unpaid principal balance	$2,190	$2,525
Excess unpaid principal over fair value	(136)	(209)
Fair value	$2,054	$2,316
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	13	23
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	40	48
Debt
Unpaid principal balance	$2,362	$2,636
Excess unpaid principal over fair value	(207)	(273)
Carrying value (1)	$2,155	$2,363

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2023, 2022 and 2021.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Debt of consolidated CLOs due 2028-2034	$2,155	$2,363	6.6%	5.3%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

RiverSource Life Insurance Company

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

As of December 31, 2023 and 2022, accrued interest of $168 million and $139 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2023 and 2022, fixed maturity securities comprised approximately 87% and 85%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2023 and 2022, $265 million and $257 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2023			December 31, 2022
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,558	$4,337	22%	$6,313	$5,754	36%
AA	3,961	3,799	20	1,159	1,188	7
A	2,213	2,279	12	1,572	1,594	10
BBB	8,813	8,633	44	7,646	7,023	43
Below investment grade (1)	326	326	2	641	576	4
Total fixed maturities	$19,871	$19,374	100%	$17,331	$16,135	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. These securities are not rated but are included in below investment grade due to their risk characteristics.

RiverSource Life Insurance Company

As of December 31, 2023, approximately 61% of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. These issuers were downgraded in the third quarter of 2023 from AAA to AA due to the downgrade of the U.S. Government long-term credit rating. As of December 31, 2022, approximately 36% of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2023, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. As of December 31, 2022, the Company had holdings in AAF 2 totaling $544 million that was 56% of the Company’s total shareholder’s equity. Also, the Company had an additional 30 issuers with holdings totaling $4.4 billion that individually were between 10% and 22% of the Company’s total shareholder’s equity as of December 31, 2022. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2023 and 2022.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

As part of the Company’s ongoing monitoring process, management determined that the decrease in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2023 is primarily attributable to the impact of lower interest rates and tighter credit spreads. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2023 and 2022, approximately 94% and 93%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	$1	$1	$2

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Gross realized investment gains	$11	$28	$576
Gross realized investment losses	(57)	(25)	(6)
Credit reversals (losses)	20	(21)	(1)
Other impairments	(1)	(70)	(13)
Total	$(27)	$(88)	$556

Previously recorded allowance for credit losses was reversed during the year ended December 31, 2023 primarily due to the sale of a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Other impairments for the years ended December 31, 2023, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2023 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$552	$546
Due after one year through five years	1,845	1,812
Due after five years through 10 years	4,280	4,018
Due after 10 years	4,979	5,228
	11,656	11,604
Residential mortgage backed securities	3,886	3,642
Commercial mortgage backed securities	2,784	2,597
Asset backed securities	1,545	1,531
Total	$19,871	$19,374

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$830	$615	$643
Mortgage loans	69	73	102
Other investments	431	159	101
	1,330	847	846
Less: investment expenses	26	20	19
Total	$1,304	$827	$827

RiverSource Life Insurance Company

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$(27)	$(88)	$556
Mortgage loans	1	(1)	57
Other investments	(44)	(11)	(18)
Total	$(70)	$(100)	$595

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2021	$35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	$10

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and payout annuity reinsurance transaction in 2021.

As of December 31, 2023 and 2022, accrued interest on commercial loans was $15 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2023, 2022 and 2021, the Company purchased $1 million, $42 million and $26 million, respectively, of syndicated loans, and sold $1 million, nil and $340 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2023 and 2022. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2023 and 2022. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2023 and 2022.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2023, write-offs of commercial mortgage loans were not material.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
East North Central	$180	$192	10%	11%
East South Central	47	51	3	3
Middle Atlantic	97	100	6	6
Mountain	130	120	8	7
New England	21	17	1	1
Pacific	595	601	34	34
South Atlantic	452	467	26	26
West North Central	105	115	6	6
West South Central	108	116	6	6
Total	$1,735	$1,779	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Apartments	$454	$465	26%	26%
Hotel	13	14	1	1
Industrial	293	295	17	17
Mixed use	54	55	3	3
Office	230	243	13	14
Retail	546	576	32	32
Other	145	131	8	7
Total	$1,735	$1,779	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2023 and 2022 was $57 million and $72 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2023 and 2022. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2023, write-offs of syndicated loans were not material.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $6.5 billion and $7.4 billion as of December 31, 2023 and 2022, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2023 and 2022.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material during the year ended December 31, 2023.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Pre-adoption balance at December 31, 2020	$1,671	$22	$43	$7	$100	$452
Effect of shadow reserve adjustments	42	4	18	1	31	53
Post-adoption balance at January 1, 2021	1,713	26	61	8	131	505
Capitalization of acquisition costs	110	71	—	—	3	54
Amortization	(145)	(6)	(8)	(1)	(9)	(47)
Balance at December 31, 2021	$1,678	$91	$53	$7	$125	$512

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$108	$(3)	$—	$19	$89	$2,508
Effect of shadow reserve adjustments	149	6	—	—	—	304
Post-adoption balance at January 1, 2021	257	3	—	19	89	2,812
Capitalization of acquisition costs	9	—	1	2	4	254
Amortization	(18)	—	—	(2)	(9)	(245)
Balance at December 31, 2021	$248	$3	$1	$19	$84	$2,821

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2022	$1,678	$91	$53	$7	$125	$512
Capitalization of acquisition costs	39	73	—	—	1	55
Amortization	(135)	(15)	(8)	(1)	(8)	(46)
Balance at December 31, 2022	$1,582	$149	$45	$6	$118	$521

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2022	$248	$3	$1	$19	$84	$2,821
Capitalization of acquisition costs	5	—	1	1	4	179
Amortization	(17)	—	—	(2)	(9)	(241)
Balance at December 31, 2022	$236	$3	$2	$18	$79	$2,759

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$173	$14	$187
Effect of shadow reserve adjustments	8	8	16
Post-adoption balance at January 1, 2021	181	22	203
Capitalization of sales inducement costs	1	—	1
Amortization	(18)	(3)	(21)
Balance at December 31, 2021	$164	$19	$183

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$164	$19	$183
Capitalization of sales inducement costs	1	—	1
Amortization	(16)	(3)	(19)
Balance at December 31, 2022	$149	$16	$165

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are 89% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2023 and 2022, traditional life and UL insurance policies in force were $198.8 billion and $198.9 billion, respectively, of which $144.7 billion and $146.2 billion as of December 31, 2023 and 2022 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Direct premiums	$674	$530	$490
Reinsurance ceded	(226)	(224)	(1,361)
Net premiums	$448	$306	$(871)

Policy and contract charges are presented on the Consolidated Statements of Income net of $180 million, $165 million and $152 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2023, 2022 and 2021, respectively.

The amount of claims recovered through reinsurance on all contracts was $438 million, $435 million and $404 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Reinsurance recoverables include approximately $2.8 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2023 and 2022, respectively.

Policyholder account balances, future policy benefits and claims include $376 million and $388 million related to previously assumed reinsurance arrangements as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2023	2022
Policyholder account balances
Policyholder account balances	$27,947	$24,986
Future policy benefits
Liability for future policy benefits	7,763	7,495
Deferred profit liability	81	62
Additional liabilities for insurance guarantees	1,321	1,186
Other insurance and annuity liabilities	213	177
Total future policy benefits	9,378	8,920
Policy claims and other policyholders’ funds	210	216
Total policyholder account balances, future policy benefits and claims	$37,535	$34,122

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2022	$4,972	$4,458	$7,251	$323	$527
Contract deposits	146	2,784	55	—	53
Policy charges	(8)	—	—	—	—
Surrenders and other benefits	(450)	(41)	(744)	(17)	(124)
Net transfer from (to) separate account liabilities	(60)	—	—	—	—
Variable account index-linked adjustments	—	(791)	—	—	—
Interest credited	152	—	237	6	15
Balance at December 31, 2022	$4,752	$6,410	$6,799	$312	$471
Weighted-average crediting rate	3.2%	1.1%	3.5%	1.9%	N/A
Cash surrender value(1)	$4,720	$5,986	$6,786	$277	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,602	$1,493	$2,534	$563	$23,723
Contract deposits	134	233	218	(3)	3,620
Policy charges	(178)	(91)	(116)	—	(393)
Surrenders and other benefits	(67)	(70)	(50)	(56)	(1,619)
Net transfer from (to) separate account liabilities	—	(102)	—	—	(162)
Variable account index-linked adjustments	—	—	—	—	(791)
Interest credited	53	57	68	20	608
Balance at December 31, 2022	$1,544	$1,520	$2,654	$524	$24,986
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$9,187	$57,354	$15,043	$149
Cash surrender value(1)	$1,382	$1,054	$2,148	$348

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For VA and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2023 and 2022 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514

	Total			$3,908	$132	$52	$16	$2	$4,110

Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$18	$7	$2	$—	$39

Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339

	Total			$5,298	$392	$184	$93	$—	$5,967

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$7	$13	$—	$22

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519

	Total			$1,423	$5	$13	$4	$—	$1,445

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613

	Total			$742	$22	$7	$7	$32	$810

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$128	$—	$2	$—	$—	$130

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295

	Total			$325	$—	$—	$—	$—	$325

Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280

	Total			$11,836	$571	$272	$135	$34	$12,848

Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$169	$102	$18	$—	$—	$289
	2%	–	2.99%	177	—	—	—	—	177
	3%	–	3.99%	2,611	—	—	1	—	2,612
	4%	–	5.00%	1,611	—	—	—	—	1,611

	Total			$4,568	$102	$18	$1	$—	$4,689

Fixed accounts of structured variable annuities	1%	–	1.99%	$12	$7	$3	$1	$—	$23
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$7	$3	$1	$—	$23

Fixed annuities	1%	–	1.99%	$460	$402	$132	$33	$10	$1,037
	2%	–	2.99%	67	—	—	—	—	67
	3%	–	3.99%	3,344	—	—	—	—	3,344
	4%	–	5.00%	2,333	—	—	—	—	2,333

	Total			$6,204	$402	$132	$33	$10	$6,781

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$3	$7	$14	$—	$25
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$3	$7	$14	$—	$25

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	55	—	1	—	—	56
	3%	–	3.99%	885	1	2	—	—	888
	4%	–	5.00%	569	—	—	—	—	569

	Total			$1,509	$1	$3	$—	$—	$1,513

Fixed accounts of variable universal life insurance	1%	–	1.99%	$4	$3	$2	$—	$9	$18
	2%	–	2.99%	30	—	1	2	2	35
	3%	–	3.99%	134	1	1	1	—	137
	4%	–	5.00%	648	—	—	—	—	648

	Total			$816	$4	$4	$3	$11	$838

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	126	—	—	—	—	126
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$126	$—	$3	$—	$—	$129

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	32	—	—	—	—	32
	4%	–	5.00%	314	—	—	—	—	314

	Total			$346	$—	$—	$—	$—	$346

Total	1%	–	1.99%	$646	$517	$165	$48	$19	$1,395
	2%	–	2.99%	455	—	2	2	2	461
	3%	–	3.99%	7,006	2	3	2	—	7,013
	4%	–	5.00%	5,475	—	—	—	—	5,475

	Total			$13,582	$519	$170	$52	$21	$14,344

RiverSource Life Insurance Company

		December 31, 2022
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		99.8%	96.3%	93.8%	100.0%	100.0%	99.6%
> 12 months to 24 months		0.1	3.0	5.8	—	—	0.3
> 24 months		0.1	0.7	0.4	—	—	0.1
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$1,536	$633	$530	$5,749	$8,448
Effect of shadow reserve adjustments	(175)	—	—	(566)	(741)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	4	—	—	35	39
Effect of change in deferred profit liability	(43)	—	—	—	(43)
Effect of remeasurement of the liability at the current single A discount rate	215	265	238	1,965	2,683
Post-adoption balance at January 1, 2021	1,537	898	768	7,183	10,386
Less: reinsurance recoverable	—	601	24	3,623	4,248
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$1,537	$297	$744	$3,560	$6,138

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$702	$238	$1,831	$2,771
Beginning balance at original discount rate	—	536	183	1,498	2,217
Effect of changes in cash flow assumptions	—	—	—	(6)	(6)
Effect of actual variances from expected experience	—	56	(35)	(61)	(40)
Adjusted beginning of year balance	$—	$592	$148	$1,431	$2,171
Issuances	38	78	18	—	134
Interest accrual	—	29	9	73	111
Net premiums collected	(38)	(63)	(20)	(184)	(305)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$636	$155	$1,320	$2,111
Effect of changes in discount rate assumptions	—	141	33	227	401
Balance at December 31, 2021	$—	$777	$188	$1,547	$2,512
Present Value of Future Policy Benefits:
Balance at January 1, 2021	$1,537	$1,600	$1,006	$9,014	$13,157
Beginning balance at original discount rate	1,321	1,169	714	6,716	9,920
Effect of changes in cash flow assumptions	—	—	—	(8)	(8)
Effect of actual variances from expected experience	(14)	58	(40)	(124)	(120)
Adjusted beginning of year balance	$1,307	$1,227	$674	$6,584	$9,792
Issuances	39	78	18	—	135
Interest accrual	53	70	39	347	509
Benefit payments	(168)	(120)	(43)	(336)	(667)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,231	$1,255	$688	$6,595	$9,769
Effect of changes in discount rate assumptions	139	343	226	1,755	2,463
Balance at December 31, 2021	$1,370	$1,598	$914	$8,350	$12,232
Adjustment due to reserve flooring	$—	$1	$—	$—	$1
Net liability for future policy benefits	$1,370	$822	$726	$6,803	$9,721
Less: reinsurance recoverable	1,265	558	25	3,443	5,291
Net liability for future policy benefits, after reinsurance recoverable	$105	$264	$701	$3,360	$4,430
Discounted expected future gross premiums	$—	$2,005	$1,158	$1,623	$4,786
Expected future gross premiums	$—	$2,815	$1,395	$1,905	$6,115
Expected future benefit payments	$1,707	$2,159	$1,217	$11,568	$16,651
Weighted average interest accretion rate	4.2%	6.5%	5.9%	5.3%
Weighted average discount rate	2.6%	2.8%	2.8%	2.9%
Weighted average duration of liability (in years)	7	8	9	10

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products

Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$777	$188	$1,547	$2,512
Beginning balance at original discount rate	—	636	155	1,320	2,111
Effect of changes in cash flow assumptions	—	1	1	52	54
Effect of actual variances from expected experience	—	47	(22)	(48)	(23)
Adjusted beginning of year balance	$—	$684	$134	$1,324	$2,142
Issuances	42	57	12	—	111
Interest accrual	—	34	7	65	106
Net premiums collected	(42)	(67)	(16)	(169)	(294)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$137	$1,220	$2,065
Effect of changes in discount rate assumptions	—	(22)	(3)	(13)	(38)
Balance at December 31, 2022	$—	$686	$134	$1,207	$2,027
Present Value of Future Policy Benefits:
Balance at January 1, 2022	$1,370	$1,598	$914	$8,350	$12,232
Beginning balance at original discount rate	1,231	1,255	688	6,595	9,769
Effect of changes in cash flow assumptions	—	(8)	1	42	35
Effect of actual variances from expected experience	(13)	52	(28)	(36)	(25)
Adjusted beginning of year balance	$1,218	$1,299	$661	$6,601	$9,779
Issuances	42	57	12	—	111
Interest accrual	49	73	38	336	496
Benefit payments	(154)	(116)	(42)	(368)	(680)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,155	$1,313	$669	$6,569	$9,706
Effect of changes in discount rate assumptions	(90)	6	27	(130)	(187)
Balance at December 31, 2022	$1,065	$1,319	$696	$6,439	$9,519
Adjustment due to reserve flooring	$—	$3	$—	$—	$3
Net liability for future policy benefits	$1,065	$636	$562	$5,232	$7,495
Less: reinsurance recoverable	949	443	19	2,649	4,060
Net liability for future policy benefits, after reinsurance recoverable	$116	$193	$543	$2,583	$3,435
Discounted expected future gross premiums	$—	$1,855	$926	$1,381	$4,162
Expected future gross premiums	$—	$3,183	$1,331	$1,908	$6,422
Expected future benefit payments	$1,595	$2,234	$1,169	$11,229	$16,227
Weighted average interest accretion rate	4.1%	6.4%	6.1%	5.2%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%
Weighted average duration of liability (in years)	6	7	8	9

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2022 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC morbidity, premium rate increase and benefit reduction assumptions, and updates to Term Life lapse assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2021 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions.

RiverSource Life Insurance Company

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321
Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,120	$76	$46	$1,242
Interest accrual	32	5	1	38
Benefit accrual	108	8	—	116
Benefit payments	(43)	(14)	(4)	(61)
Effect of actual variances from expected experience	(19)	2	(2)	(19)
Impact of change in net unrealized (gains) losses on securities	(98)	(3)	(29)	(130)
Balance at December 31, 2022	$1,100	$74	$12	$1,186
Weighted average interest accretion rate	2.9%	7.0%	4.1%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2023		2022		2021
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$196	$49	$45	$49	$39	$53
Term and whole life insurance	169	37	169	39	166	41
Disability income insurance	124	32	127	31	131	30
Long term care insurance	185	270	189	271	192	274
Total	$674	$388	$530	$390	$528	$398

The following tables summarize the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$19	$76	$—	$95
Effect of shadow reserve adjustments	5	10	153	168
Post-adoption balance at January 1, 2021	24	86	153	263
Deferral of revenue	3	34	55	92
Amortization	(1)	(8)	(13)	(22)
Balance at December 31, 2021	$26	$112	$195	$333
Balance at January 1, 2022	$26	$112	$195	$333
Deferral of revenue	2	48	54	104
Amortization	(1)	(10)	(16)	(27)
Balance at December 31, 2022	$27	$150	$233	$410
Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

RiverSource Life Insurance Company

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$82,862	$9,376	$92,238
Premiums and deposits	1,067	425	1,492
Policy charges	(1,396)	(278)	(1,674)
Surrenders and other benefits	(4,923)	(286)	(5,209)
Investment return	(14,450)	(1,654)	(16,104)
Net transfer from (to) general account	63	70	133
Balance at December 31, 2022	$63,223	$7,653	$70,876
Cash surrender value	$61,461	$7,200	$68,661

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Company

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)
Pre-adoption balance at December 31, 2020	$3,084
Effect of shadow reserve adjustments	(3)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	670
Adjustments to the host contract for differences between previous carrying amount and fair value measurement for the market risk benefits under the option-based method of valuation	20
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	1,058
Post-adoption balance at January 1, 2021	$4,829

	Years Ended December 31,
(in millions, except age)	2023	2022	2021
Balance at beginning of period	$1,103	$2,901	$4,829
Issuances	17	27	45
Interest accrual and time decay	(53)	(237)	(294)
Reserve increase from attributed fees collected	788	810	819
Reserve release for benefit payments and derecognition	(35)	(29)	(8)
Effect of changes in interest rates and bond markets	(367)	(4,193)	(1,053)
Effect of changes in equity markets and subaccount performance	(1,267)	2,258	(1,558)
Effect of changes in equity index volatility	(67)	205	73
Actual policyholder behavior different from expected behavior	5	17	52
Effect of changes in other future expected assumptions	128	(139)	123
Effect of changes in the instrument-specific credit risk on market risk benefits	83	(517)	(127)
Balance at end of period	$335	$1,103	$2,901
Reconciliation of the gross balances in an asset or liability position:
Asset position	$1,427	$1,015	$539
Liability position	(1,762)	(2,118)	(3,440)
Net asset (liability) position	$(335)	$(1,103)	$(2,901)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$913	$2,781	$251
Living benefits	$2,513	$3,364	$195
Composite (greater of)	$3,308	$5,830	$441
Weighted average attained age of contractholders	69	68	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(1,551)	$(2,044)	$(2,502)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$84	$(505)	$(102)

RiverSource Life Insurance Company

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$1,103	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.0%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	26.6%	12.1%
			Nonperformance risk(4)	95 bps			95	bps
			Mortality rate(5)	0.0%	–	41.6%	1.5%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2023 and 2022, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $110 million.

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $39 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $200 million.

•	Updates to mortality assumptions resulted in a decrease to pre-tax income of $49 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair values measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calender year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

RiverSource Life Insurance Company

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. As of December 31, 2023 and 2022, the Company had accessed collateralized borrowings and pledged (granted a lien on) certain investments, primarily commercial mortgage backed securities, with an aggregate fair value of $1.1 billion and $962 million, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2023 and 2022. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2023 and 2022. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2023 and 2022 was 5.6% and 4.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RiverSource Life of NY, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to July 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. In July 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RTA, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2023 and 2022 and is recorded in Long-term debt.

RiverSource Life Insurance Company

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at net asset value (“NAV”)				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	—	3	49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

RiverSource Life Insurance Company

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Market risk benefits	—	—	1,015	1,015	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at NAV				70,876	(2)
Total assets at fair value	$1,200	$19,594	$2,003	$93,673

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(4)
Total policyholder account balances, future policy benefits and claims	—	3	646	649	(5)
Market risk benefits	—	—	2,118	2,118	(1)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$2,764	$5,498

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $195 million cumulative decrease to the embedded derivatives as of December 31, 2023.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(5)	The Company’s adjustment for nonperformance risk resulted in a $139 million cumulative decrease to the embedded derivatives as of December 31, 2022.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$70	$1,054
Total (gains) losses included in:
Net income	10	(2)	68	(2)	393 (3)	471
Issues	—		—		(28)	(28)
Settlements	(3)		(98)		(29)	(130)
Balance at December 31, 2021	$56		$905		$406	$1,367
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$—	$68

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $51 million, $45 million and $(23) million, net of the reinsurance accrual, for the years ended December 31, 2023, 2022 and 2021, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(2)	275 bps	–	515 bps	284	bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
			Nonperformance risk(4)	85 bps			85	bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(4)	85 bps			85	bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(3)	0.5%	–	75.0%	2.6%
			Nonperformance risk(4)	85 bps			85	bps

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%			2.4%
				Loss severity	25.0%			25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps	–	550 bps	329	bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
				Nonperformance risk(4)	95 bps			95	bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk(4)	95 bps			95	bps
Structured variable annuity embedded derivatives	$(137	)(5)	Discounted cash flow	Surrender rate(3)	0.8%	–	40.0%	0.9%
				Nonperformance risk(4)	95 bps			95	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $41 million and $58 million as of December 31, 2023 and 2022, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,450	$—	$—	$12,470	$12,470
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2023, 2022 and 2021, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2028 and a total of $4 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $338 million, $320 million and $345 million for the years ended December 31, 2023, 2022 and 2021, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $269 million and $(56) million as of December 31, 2023 and 2022, respectively, which is reflected in Other assets and Other liabilities, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2023 and 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2023 and 2022, the fair value of these asset backed securities was $554 million and $544 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $17 million and $12 million for the years ended December 31, 2023, 2022 and 2021, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has amended its revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2023 and 2022. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Dividends paid to Ameriprise Financial	$600	$600	$1,900
Dividend received from RiverSource Life of NY	50	63	—
Dividends received from RTA	—	—	50
Return of capital received from RTA	75	80	—

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $582 million and $679 million as of December 31, 2023 and 2022, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion as of both December 31, 2023 and 2022.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Statutory net gain from operations	$1,331	$1,615	$1,366
Statutory net income	845	1,769	253

Government debt securities of $4 million as of both December 31, 2023 and 2022 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2023			December 31, 2022
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$42,516	$185	$305	$101,302	$267	$355
Equity contracts	81,905	5,010	3,450	67,416	2,693	2,366
Credit contracts	3,375	1	106	1,802	13	—
Foreign exchange contracts	2,952	21	4	2,870	34	10
Total non-designated hedges	130,748	5,217	3,865	173,390	3,007	2,731
Embedded derivatives
IUL	N/A	—	873	N/A	—	739
Fixed deferred indexed annuities and deposit receivables	N/A	51	52	N/A	48	47
Structured variable annuity(3)	N/A	—	1,011	N/A	—	(137)
Total embedded derivatives	N/A	51	1,936	N/A	48	649
Total derivatives	$130,748	$5,268	$5,801	$173,390	$3,055	$3,380

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2023 and 2022, investment securities with a fair value of $1.5 billion and $1.7 billion, respectively, were pledged to meet contractual obligations under derivative contracts, of which $145 million and $302 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2023 and 2022, investment securities with a fair value of $376 million and $14 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $314 million and $5 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2023 and 2022, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2023 and 2022, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2023
Interest rate contracts	$—	$(5)	$—	$(422)
Equity contracts	—	770	79	(1,239)
Credit contracts	—	—	—	7
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(3)	—
Structured variable annuity embedded derivatives	—	(1,166)	—	—
Total gain (loss)	$—	$(401)	$1	$(1,649)

RiverSource Life Insurance Company

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits

Year Ended December 31, 2022
Interest rate contracts	$—	$(26)	$—	$(2,874)
Equity contracts	—	(164)	(126)	899
Credit contracts	—	—	—	279
Foreign exchange contracts	—	—	—	105
IUL embedded derivatives	—	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	4	—
Structured variable annuity embedded derivatives	—	633	—	—
Total gain (loss)	$—	$443	$95	$(1,591)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$—	$(886)
Equity contracts	1	34	91	(851)
Credit contracts	—	—	—	43
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(8)	—
Structured variable annuity embedded derivatives	—	(393)	—	—
Total gain (loss)	$1	$(359)	$113	$(1,689)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2023:

(in millions)	Premiums Payable	Premiums Receivable
2024	$131	$23
2025	121	20
2026	247	88
2027	20	—
2028	30	—
2029-2030	378	—
Total	$927	$131

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2023 and 2022, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $62 million and $234 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2023 and 2022 was $55 million and $232 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2023 and 2022 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $7 million and $2 million as of December 31, 2023 and 2022, respectively.

19. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

RiverSource Life Insurance Company

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of benefit reserves and reinsurance recoverables	8	(1)	7
Net unrealized gains (losses) on securities	(1,075)	227	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	361	(77)	284
Effect of changes in instrument-specific credit risk on MRBs	127	(27)	100
Total other comprehensive income (loss)	$(587)	$123	$(464)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2021	$1,185	$—	$—	$(1)	$1,184
Cumulative effect of adoption of long-duration contracts guidance	707	(1,217)	(527)	—	(1,037)
OCI before reclassifications	(409)	284	100	—	(25)
Amounts reclassified from AOCI	(439)	—	—	—	(439)
Total OCI	(848)	284	100	—	(464)
Balance at December 31, 2021	1,044	(933)	(427)	(1)	(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	$(482)	$(126)	$(85)	$(1)	$(694)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax
Federal	$(112)	$57	$172
State	2	(2)	6
Total current income tax	(110)	55	178
Deferred income tax
Federal	98	150	136
State	2	4	2
Total deferred income tax	100	154	138
Total income tax provision (benefit)	$(10)	$209	$316

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2023	2022	2021
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(8.2)	(2.3)	(1.7)
Low income housing tax credits	(8.0)	(2.9)	(3.3)
Foreign tax credit, net of addback	(7.0)	(1.7)	(0.9)
Audit adjustments	(3.4)	—	—
Uncertain tax positions	1.6	—	—
Other, net	1.5	(0.3)	0.4
Income tax provision (benefit)	(2.5)%	13.8%	15.5%

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income in the current year.

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2023 and 2022. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2023	2022(1)
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$1,244	$1,431
Investments including net unrealized on Available-for-Sale securities	118	165
Other	30	29
Gross deferred income tax assets	1,392	1,625
Less: valuation allowance	30	30
Total deferred income tax assets	1,362	1,595
Deferred income tax liabilities
Deferred acquisition costs	380	410
Other	56	52
Gross deferred income tax liabilities	436	462
Net deferred income tax assets	$926	$1,133

(1)

Prior period amounts have been reclassified to conform to current year presentation and primarily relate to derivative activity being presented with the liabilities they are hedging and remaining investments being presented together inclusive of net unrealized on Available-for-Sale securities.

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2024. Based on analysis of the Company’s tax position as of December 31, 2023, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2023	2022	2021
Balance at January 1	$37	$37	$38
Reductions for tax positions related to the current year	(3)	(1)	(1)
Additions for tax positions of prior years	65	1	—
Reductions for tax positions of prior years	(71)	—	—
Reductions due to lapse of statutes of limitations	(1)	—	—
Balance at December 31	$27	$37	$37

RiverSource Life Insurance Company

If recognized, approximately $19 million, $20 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2023, 2022 and 2021, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $2 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $8 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had a payable of $11 million and $3 million related to accrued interest and penalties, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. As of December 31, 2023, the federal statutes of limitations are closed on years through 2018. A previously open item for 2014 and 2015 was resolved in the second quarter of 2023. Also in the second quarter of 2023, the Internal Revenue Service (“IRS”) audit for tax years 2016 through 2018 was finalized. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial and its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2021.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2023	2022
Commercial mortgage loans	$15	$—

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to

RiverSource Life Insurance Company

monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2023 and 2022, the estimated liability was $34 million and $12 million, respectively. As of December 31, 2023 and 2022, the related premium tax asset was $29 million and $10 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

RiverSource Life Insurance Company 70100 Ameriprise Financial Center Minneapolis, MN 55474 1-800-862-7919	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.

ANN9123_12_C01_(05/24)	© 2008-2024 RiverSource Life Insurance Company. All rights reserved.